                                 EXECUTION COPY

                    RESIDENTIAL ASSET SECURITIES CORPORATION,

                                   Depositor,

                        RESIDENTIAL FUNDING CORPORATION,

                                Master Servicer,

                                       and

                         U.S. BANK NATIONAL ASSOCIATION

                                     Trustee

                         POOLING AND SERVICING AGREEMENT

                            Dated as of June 1, 2005

           Home Equity Mortgage Asset-Backed Pass-Through Certificates

                                 Series 2005-KS6

                                               TABLE OF CONTENTS

        Section 2.03.     Representations, Warranties and Covenants of the Master Servicer and the
                          Depositor........................................................50

        Section 2.04.     Representations and Warranties of Sellers........................52

        Section 2.05.     Execution and Authentication of Certificates; Conveyance of REMIC I Regular

        Section 3.02.     Subservicing Agreements Between Master Servicer and Subservicers; Enforcement

        Section 3.05.     No Contractual Relationship Between Subservicer and Trustee or
                          Certificateholders...............................................60

        Section 3.06.     Assumption or Termination of Subservicing Agreements by Trustee..60

        Section 3.07.     Collection of Certain Mortgage Loan Payments; Deposits to Custodial Account60

        Section 3.08.     Subservicing Accounts; Servicing Accounts........................62

        Section 3.09.     Access to Certain Documentation and Information Regarding the Mortgage Loans
                          64

        Section 3.10.     Permitted Withdrawals from the Custodial Account.................64

        Section 3.11.     Maintenance of Primary Insurance Coverage........................66

        Section 3.12.     Maintenance of Fire Insurance and Omissions and Fidelity Coverage66

        Section 3.13.     Enforcement of Due-on-Sale Clauses; Assumption and Modification Agreements;

        Section 4.03.     Statements to Certificateholders; Statements to Rating Agencies; Exchange Act
                          Reporting........................................................83

        Section 4.04.     Distribution of Reports to the Trustee and the Depositor; Advances by the

        Section 6.01.     Respective Liabilities of the Depositor and the Master Servicer..99

        Section 6.02.     Merger or Consolidation of the Depositor or the Master Servicer; Assignment
                          of Rights and Delegation of Duties by Master Servicer............99

        Section 6.03.     Limitation on Liability of the Depositor, the Master Servicer and Others
                          100

        Section 8.05.     Master Servicer to Pay Trustee's Fees and Expenses; Indemnification108

        Section 9.01.     Termination Upon Purchase or Liquidation of All Mortgage Loans..113

        Section 10.02.    Master Servicer, REMIC Administrator and Trustee Indemnification121

Exhibit B-1    Form of Class M Certificate..............................................B-1-1

Exhibit B-2    Form of Class B Certificate..............................................B-2-1

Exhibit H-1    Form of Transfer Affidavit and Agreement.................................H-1-1

Exhibit H-2    Form of Transferor Certificate...........................................H-2-1

Exhibit I      Form of Investor Representation Letter.....................................I-1

Exhibit J      Form of Transferor Representation Letter...................................J-1

Exhibit K      Text of Amendment to Pooling and Servicing Agreement Pursuant to

Exhibit T-1    Form of 10-K Certification...............................................T-1-1

Exhibit T-2    Form of Back-Up Certification............................................T-2-1

Exhibit U      Information to be Provided by the Master Servicer to the Rating Agencies Relating to
               Reportable Modified Mortgage Loans.........................................U-1

        This Pooling and Servicing Agreement,  effective as of June 1, 2005, among RESIDENTIAL ASSET SECURITIES
CORPORATION,  as the  depositor  (together  with  its  permitted  successors  and  assigns,  the  "Depositor"),
RESIDENTIAL FUNDING  CORPORATION,  as master servicer (together with its permitted  successors and assigns, the
"Master Servicer"),  and U.S. BANK NATIONAL  ASSOCIATION,  a national banking  association  organized under the laws of the United States, as trustee (together with its permitted successors and assigns, the "Trustee").

                                            PRELIMINARY STATEMENT:

        The Depositor  intends to sell  mortgage  asset-backed  pass-through  certificates  (collectively,  the
"Certificates"),  to be issued  hereunder in sixteen  Classes,  which in the aggregate will evidence the entire beneficial ownership interest in the Mortgage Loans (as defined herein) and certain other related assets.

                                                    REMIC I

        As provided  herein,  the REMIC  Administrator  will make an election to treat the  segregated  pool of assets  consisting of the Mortgage Loans and certain other related assets  (exclusive of the Hedge  Agreements)
subject to this  Agreement as a real estate  mortgage  investment  conduit (a "REMIC")  for federal  income tax purposes,  and such segregated pool of assets will be designated as "REMIC I." The Class R-I  Certificates will represent the sole Class of  "residual  interests" in REMIC I for purposes of the REMIC  Provisions (as defined herein) under federal income tax law. The following table  irrevocably sets forth the  designation,  remittance rate (the  "Uncertificated  REMIC I Pass-Through Rate") and initial  Uncertificated  Principal Balance for each of the "regular  interests" in REMIC I (the "REMIC I Regular  Interests").  The "latest possible maturity date"
(determined  solely for  purposes  of  satisfying  Treasury  regulation  Section 1.860G-1(a)(4)(iii))  for each
REMIC I  Regular  Interest  shall  be the  Maturity  Date.  None  of the  REMIC I  Regular  Interests  will  be certificated.

                     UNCERTIFICATED
                        REMIC I              INITIAL UNCERTIFICATED
                  -------------------               REMIC I                  LATEST POSSIBLE
  DESIGNATION      PASS-THROUGH RATE           PRINCIPAL BALANCE              MATURITY DATE
      LT1              Variable(1)              $  599,648,176.56               July 2035
      LT2              Variable(1)          $           14,212.35               July 2035
      LT3                 0.00%             $           45,763.05               July 2035
      LT4              Variable(1)          $           45,763.05               July 2035
_______________
(1) Calculated as provided in the definition of Uncertificated REMIC I Pass-Through Rate.

                                                   REMIC II

        As provided  herein,  the REMIC  Administrator  will make an election to treat the  segregated  pool of assets  consisting  of the REMIC I  Regular  Interests  as a REMIC for federal  income tax  purposes,  and such segregated  pool of assets will be designated  as REMIC II.  The  Class R-II  Certificates  will  represent the sole Class of "residual  interests" in REMIC II for purposes of the REMIC  Provisions  under federal income tax law.  The  following  table  irrevocably  sets forth the  designation,  Pass-Through  Rate,  aggregate  Initial
Certificate  Principal  Balance,  certain  features,  month of Final  Scheduled  Distribution  Date and initial ratings  for  each  Class  of  Certificates  comprising  the  interests  representing  "regular  interests"  in
REMIC II.  The  "latest  possible  maturity  date"  (determined  solely for  purposes  of  satisfying  Treasury
Regulation  Section 1.860G-1(a)(4)(iii))  for each Class of REMIC II  Regular  Interests  shall be the Maturity
Date.

                                          AGGREGATE                               MONTH OF
                                           INITIAL                                  FINAL
                                         CERTIFICATE                              SCHEDULED
                          PASS-THROUGH    PRINCIPAL                             DISTRIBUTION
 DESIGNATION     TYPE         RATE         BALANCE            FEATURES              DATE        INITIAL RATINGS
                                                                                                S&P/Moody's/Fitch
                                                                                                ----------------

  Class A-1    Regular(1) Adjustable(2)($225,740,000    Senior/Adjustable       December 2025     AAA/Aaa/AAA
                                                        Rate
  Class A-2    Regular(1) Adjustable(2)($100,000,000    Senior/Adjustable       January 2030      AAA/Aaa/AAA
                                                        Rate
  Class A-3    Regular(1) Adjustable(2)($100,000,000    Senior/Adjustable         July 2035       AAA/Aaa/AAA
                                                        Rate
  Class A-4    Regular(1) Adjustable(2)($42,367,000     Senior/Adjustable         July 2035       AAA/Aaa/AAA
                                                        Rate
  Class M-1    Regular(1) Adjustable(2)($19,792,000     Mezzanine/Adjustable      July 2035       AA+/Aa1/AA+
                                                        Rate
  Class M-2    Regular(1) Adjustable(2)($21,891,000     Mezzanine/Adjustable      July 2035        AA/Aa2/AA+
                                                        Rate
  Class M-3    Regular(1) Adjustable(2)(3$7,197,000     Mezzanine/Adjustable      July 2035        AA/Aa3/AA
                                                        Rate
  Class M-4    Regular(1) Adjustable(2)($15,893,000     Mezzanine/Adjustable      July 2035        AA-/A1/AA-
                                                        Rate
  Class M-5    Regular(1) Adjustable(2)(3$9,896,000     Mezzanine/Adjustable      July 2035         A+/A2/A+
                                                        Rate
  Class M-6    Regular(1) Adjustable(2)(3$7,197,000     Mezzanine/Adjustable      July 2035          A/A3/A
                                                        Rate
  Class M-7    Regular(1) Adjustable(2)($11,095,000     Mezzanine/Adjustable      July 2035        A-/Baa1/A
                                                        Rate
  Class M-8    Regular(1) Adjustable(2)(3$7,497,000     Mezzanine/Adjustable      July 2035      BBB+/Baa2/BBB+
                                                        Rate
  Class M-9    Regular(1) Adjustable(2)(3$6,597,000     Mezzanine/Adjustable      July 2035      BBB+/Baa3/BBB
                                                        Rate
 Class M-10    Regular(1) Adjustable(2)(3$5,998,000     Mezzanine/Adjustable      July 2035       BBB-/Ba1/BBB
                                                        Rate
 Class M-11    Regular(1) Adjustable(2)(3$5,998,000     Mezzanine/Adjustable      July 2035       BBB-/NR/BBB-
                                                        Rate
  Class B-1    Regular(1) Adjustable(2)(3$4,498,000     Subordinate/Adjustable    July 2035        BB+/NR/BB+
                                                        Rate
  Class B-2    Regular(1) Adjustable(2)(3$2,999,000     Subordinate/Adjustable    July 2035         BB/NR/BB
                                                        Rate
  Class B-3    Regular(1) Adjustable(2)(3$1,500,000     Subordinate/Adjustable    July 2035         BB/NR/NR
                                                        Rate
  Class SB     Regular        (4)                       Subordinate               July 2035          NR/NR
               (4)                       $3,598,915
_______________
(1)     The Class A,  Class M and Class B  Certificates will represent  ownership of REMIC II Regular Interests together with certain  rights to payments to be made from amounts  received under the related Hedge  Agreement  which will be deemed made for federal  income tax purposes  outside of REMIC II by the holder of the Class SB  Certificates as the owner of the Hedge Agreements.
(2)     The REMIC II Regular  Interests  ownership of which is represented by the Class A,  Class M and Class B
Certificates,  will accrue  interest at a per annum rate equal to the lesser of (i) LIBOR plus the applicable  Margin and  (ii) the  REMIC Net WAC Cap Rate and the  provisions  for the  payment of Basis Risk  Shortfalls  herein,  which payments will not be part of the entitlement of the REMIC II Regular Interests related to such Certificates.
(3)     The Class A,  Class M and Class B Certificates will also entitle their holders to certain payments from the Holder of the Class SB  Certificates  from amounts to which the related REMIC II Regular Interest is entitled and from  amounts  received  under the Hedge  Agreements,  which will not be a part of their  ownership  of the  REMIC II
Regular Interests.
(4)     The Class SB  Certificates  will accrue interest as described in the definition of Accrued  Certificate
Interest.  The Class SB  Certificates will not accrue interest on their Certificate  Principal Balance.  The Class SB
Certificates  will  represent  ownership  of two  REMIC II  Regular  Interests,  a principal  only  regular  interest designated  REMIC II Regular  Interest  SB-PO and an  interest  only  regular  interest  designated  REMIC II Regular
Interest  SB-IO,  which  will be  entitled  to  distributions  as set forth  herein.  The rights of the Holder of the
Class SB  Certificates  to payments  from the Hedge  Agreements  shall be outside and apart from its rights under the
REMIC II Regular Interests SB-IO and SB-PO.

        In consideration of the mutual agreements herein contained,  the Depositor, the Master Servicer and the
Trustee agree as follows:

ARTICLE I

                                                  DEFINITIONS

Section 1.01.  Definitions.

        Whenever  used in this  Agreement,  the  following  words and  phrases,  unless the  context  otherwise requires, shall have the meanings specified in this Article.

        Accrued   Certificate   Interest:   With  respect  to  each   Distribution   Date  and  each  Class  of
Class A Certificates,  Class M  Certificates  and Class B  Certificates,  interest  accrued  during the related
Interest Accrual Period on the Certificate  Principal  Balance thereof  immediately  prior to such Distribution
Date at the related Pass-Through Rate for that Distribution Date.

        The amount of  Accrued  Certificate  Interest  on each  Class of  Certificates  shall be reduced by the amount of Prepayment  Interest  Shortfalls on the related Mortgage Loans during the prior calendar month to the extent not covered by  Compensating  Interest  pursuant to  Section 3.16,  and by Relief Act  Shortfalls on the
related  Mortgage Loans during the related Due Period.  All such  reductions with respect to the Mortgage Loans will be allocated among the Certificates in proportion to the amounts of Accrued  Certificate  Interest payable on such Certificates on such Distribution Date absent such reductions.

        Accrued Certificate  Interest on each Class of Class A  Certificates,  Class M Certificates and Class B
Certificates  for any  Distribution  Date shall also be reduced by any interest  shortfalls  resulting from the failure of the Hedge  Agreements  Provider to make the related  required  Hedge  Payment for such  Distribution
Date,  with all such  reductions on the Class A  Certificates  allocated to the Class A  Certificates  on a pro rata basis,  based on the portion of the Class A  Hedge  Payment each such  Class was  entitled to, but did not receive,  on  such  Distribution  Date  and  all  such  reductions  on the  Class M  Certificates  and  Class B
Certificates  allocated to the Class M  Certificates and Class B Certificates on a pro rata basis, based on the portion of the  Subordinate  Hedge  Payment  each such  Class was  entitled  to, but did not  receive,  on such
Distribution Date.

        Accrued  Certificate  Interest  for any  Distribution  Date shall  further  be reduced by the  interest portion of Realized Losses allocated to any Class of Certificates pursuant to Section 4.05.

        Accrued Certificate  Interest shall accrue on the basis of a 360-day year and the actual number of days in the related Interest Accrual Period.

        With respect to each  Distribution  Date and the Class SB  Certificates,  interest  accrued  during the preceding  Interest Accrual Period at the related  Pass-Through Rate on the Notional Amount as specified in the definition  of  Pass-Through  Rate,  immediately  prior to such  Distribution  Date,  reduced  by any  interest shortfalls  with respect to the Mortgage  Loans,  including  Prepayment  Interest  Shortfalls to the extent not
covered  by   Compensating   Interest   pursuant  to   Section 3.16   or  by  Excess  Cash  Flow   pursuant  to
Section 4.02(c)(v)  and (vi).  Accrued  Certificate  Interest on the Class SB  Certificates shall accrue on the basis of a 360-day year and the actual number of days in the related Interest Accrual Period.

        Adjusted  Mortgage  Rate:  With  respect  to any  Mortgage  Loan  and any  date of  determination,  the
Mortgage Rate borne by the related Mortgage Note, less the rate at which the related Subservicing Fee accrues.

        Adjustment  Date:  With  respect  to each  adjustable-rate  Mortgage  Loan,  each date set forth in the related Mortgage Note on which an adjustment to the interest rate on such Mortgage Loan becomes effective.

        Advance:  With  respect to any Mortgage  Loan,  any advance  made by the Master  Servicer,  pursuant to
Section 4.04.

        Affiliate:  With respect to any Person,  any other Person  controlling,  controlled  by or under common control  with such first  Person.  For  purposes of this  definition,  "control"  means the power to direct the management  and  policies of such  Person,  directly or  indirectly,  whether  through the  ownership of voting securities,  by contract or otherwise;  and the terms "controlling" and "controlled" have meanings  correlative to the foregoing.

        Agreement:  This Pooling and Servicing Agreement and all amendments hereof and supplements hereto.

        Amount Held for Future  Distribution:  With respect to any Distribution  Date, the total of the amounts held in the  Custodial  Account at the close of  business  on the  preceding  Determination  Date on account of
(i) Liquidation  Proceeds,  Subsequent  Recoveries,  Insurance Proceeds,  REO Proceeds,  Principal Prepayments,
Mortgage Loan  purchases  made pursuant to  Section 2.02,  2.03,  2.04 or 4.07 and Mortgage Loan  substitutions made  pursuant to  Section 2.03  or 2.04  received or made in the month of such  Distribution  Date (other than such Liquidation Proceeds,  Subsequent  Recoveries,  Insurance Proceeds, REO Proceeds and purchases of Mortgage
Loans that the Master  Servicer has deemed to have been  received in the  preceding  month in  accordance  with
Section 3.07(b))  and (ii)  payments  which  represent  early  receipt of scheduled  payments of principal  and interest due on a date or dates subsequent to the Due Date in the related Due Period.

        Appraised  Value:  With respect to any Mortgaged  Property,  the lesser of (i) the  appraised  value of such Mortgaged  Property based upon the appraisal made at the time of the  origination of the related  Mortgage
Loan, and (ii) the sales price of the Mortgaged  Property at such time of origination,  except in the case of a
Mortgaged  Property  securing a refinanced  or modified  Mortgage  Loan as to which it is either the  appraised value based upon the appraisal  made at the time of  origination  of the loan which was  refinanced or modified or the appraised value determined in an appraisal at the time of refinancing or  modification,  as the case may
be.

        Assignment:  An assignment of the Mortgage,  notice of transfer or equivalent instrument, in recordable form,  sufficient  under the laws of the  jurisdiction  wherein  the related  Mortgaged  Property is located to reflect of record the sale of the  Mortgage  Loan to the Trustee for the benefit of  Certificateholders,  which assignment,  notice of transfer or equivalent  instrument may be in the form of one or more blanket assignments covering  Mortgages  secured by  Mortgaged  Properties  located in the same  county,  if  permitted  by law and accompanied by an Opinion of Counsel to that effect.

        Assignment  Agreement:  The  Assignment  and  Assumption  Agreement,  dated the Closing  Date,  between
Residential  Funding and the Depositor relating to the transfer and assignment of the Mortgage Loans,  attached hereto as Exhibit R.

        Available  Distribution  Amount:  With respect to any Distribution Date, an amount equal to (a) the sum of (i) the  amount  relating  to the  Mortgage  Loans on deposit  in the  Custodial  Account as of the close of business on the immediately  preceding  Determination Date,  including any Subsequent  Recoveries,  and amounts deposited in the  Custodial  Account in  connection  with the  substitution  of Qualified  Substitute  Mortgage
Loans, (ii) the amount of any Advance made on the immediately  preceding  Certificate Account Deposit Date with respect  to the  Mortgage  Loans,  (iii)  any  amount  deposited  in the  Certificate  Account  on the  related
Certificate  Account  Deposit  Date  pursuant  to the second  paragraph  of  Section 3.12(a)  in respect of the
Mortgage  Loans,  (iv) any amount that the Master  Servicer is not  permitted  to withdraw  from the  Custodial
Account  pursuant to  Section 3.16(e)  in respect of the Mortgage  Loans,  and (v) any amount  deposited in the
Certificate  Account pursuant to Section 4.07 or 9.01 in respect of the Mortgage Loans,  reduced by (b) the sum as of the close of business on the immediately  preceding  Determination Date of (x) the Amount Held for Future
Distribution  with  respect to the  Mortgage  Loans,  and (y) amounts  permitted  to be withdrawn by the Master
Servicer from the Custodial Account in respect of the Mortgage Loans pursuant to clauses  (ii)-(x),  inclusive, of Section 3.10(a).

        Balloon Loan:  Each of the Mortgage  Loans having an original term to maturity that is shorter than the related amortization term.

        Balloon  Payment:  With respect to any Balloon Loan, the related  Monthly Payment payable on the stated
maturity date of such Balloon Loan.

        Bankruptcy Code:  The Bankruptcy Code of 1978, as amended.

        Basis Risk  Shortfalls:  With respect to any Distribution  Date and any Class of Class A  Certificates,
Class M  Certificates or Class B  Certificates,  the sum of (a) with respect to any Distribution  Date on which the related Net WAC Cap Rate is used to determine the  Pass-Through  Rate of such Class, an amount equal to the excess of (x) Accrued  Certificate  Interest for such Class  calculated at a per annum rate equal to the lesser of (i) LIBOR plus the related  Margin for such  Distribution  Date and (ii) the  Weighted  Average  Maximum Net
Mortgage Rate, over (y) Accrued  Certificate  Interest for such Class  calculated using the related Net WAC Cap
Rate plus,  an amount  equal to any  reduction  in the  Accrued  Certificate  Interest of such Class due to the failure of the Hedge  Agreements  Provider to make any related  required  Hedge  Payment  with  respect to such
Distribution  Date, (b) any shortfalls for such Class calculated  pursuant to clause (a) above remaining unpaid from prior  Distribution  Dates,  and (c) one month's interest on the amount in clause (b) (based on the number of days in the preceding  Interest  Accrual  Period) at a per annum rate equal to LIBOR plus the related Margin for such Distribution Date.

        Book-Entry Certificate:  Any Certificate registered in the name of the Depository or its nominee.

        Business  Day:  Any  day  other  than  (i) a  Saturday  or a  Sunday  or  (ii) a day on  which  banking institutions in the State of California,  the State of Minnesota,  the State of Texas, the State of New York or
the State of  Illinois  (and such  other  state or states in which the  Custodial  Account  or the  Certificate
Account are at the time located) are required or authorized by law or executive order to be closed.

        Capitalization  Reimbursement  Amount: With respect to any Distribution Date, the amount of Advances or
Servicing  Advances  that were added to the Stated  Principal  Balance of the  Mortgage  Loans during the prior calendar month and  reimbursed to the Master  Servicer or  Subservicer  on or prior to such  Distribution  Date pursuant to Section 3.10(a)(vii).

        Cash  Liquidation:  With respect to any defaulted  Mortgage Loan other than a Mortgage Loan as to which an REO  Acquisition  occurred,  a  determination  by the Master  Servicer  that it has received  all  Insurance
Proceeds,  Liquidation  Proceeds and other payments or cash recoveries which the Master Servicer reasonably and in good faith expects to be finally recoverable with respect to such Mortgage Loan.

        Certificate: Any Class A Certificate,  Class M Certificate,  Class B Certificate,  Class SB Certificate
or Class R Certificate.

        Certificate  Account:  The account or accounts  created and maintained  pursuant to Section 4.01, which shall be  entitled  "U.S.  Bank  National  Association,  as  trustee,  in trust for the  registered  holders of
Residential Asset Securities Corporation,  Home Equity Mortgage Asset-Backed Pass-Through Certificates,  Series
2005-KS6"  and which  account  shall be held for the  benefit  of the  Certificateholders  and which must be an
Eligible Account.

        Certificate  Account  Deposit  Date:  With  respect to any  Distribution  Date,  the Business Day prior thereto.

        Certificateholder  or Holder:  The Person in whose name a Certificate is registered in the  Certificate
Register,  except that neither a Disqualified  Organization nor a Non-United States Person shall be a holder of a Class R  Certificate  for any  purpose  hereof.  Solely for the  purpose of giving any  consent or  direction pursuant to this Agreement,  any Certificate,  other than a Class R Certificate,  registered in the name of the
Depositor,  the  Master  Servicer  or any  Subservicer  or any  Affiliate  thereof  shall be  deemed  not to be outstanding and the Percentage  Interest or Voting Rights evidenced  thereby shall not be taken into account in determining  whether the  requisite  amount of Percentage  Interests or Voting  Rights  necessary to effect any such  consent or direction  has been  obtained.  All  references  herein to  "Holders" or  "Certificateholders"
shall  reflect  the rights of  Certificate  Owners as they may  indirectly  exercise  such  rights  through the
Depository and participating  members thereof,  except as otherwise specified herein;  provided,  however, that the Trustee shall be required to recognize as a "Holder" or  "Certificateholder"  only the Person in whose name a Certificate is registered in the Certificate  Register.  Unless  otherwise  indicated in this Agreement,  the
Custodial  Agreement  or the  Assignment  Agreement,  whenever  reference  is made to the actions  taken by the
Trustee on behalf of the Certificateholders.

        Certificate  Owner:  With respect to a Book-Entry  Certificate,  the Person who is the beneficial owner of such  Certificate,  as  reflected  on the  books of an  indirect  participating  brokerage  firm for which a
Depository Participant acts as agent, if any, and otherwise on the books of a Depository  Participant,  if any, and otherwise on the books of the Depository.

        Certificate  Principal  Balance:  With  respect to any  Class A  Certificate,  Class M  Certificate  or
Class B  Certificate,  on any date of determination,  an amount equal to (i) the Initial Certificate  Principal
Balance of such  Certificate as specified on the face thereof,  minus (ii) the sum of (x) the  aggregate of all amounts  previously  distributed with respect to such Certificate (or any predecessor  Certificate) and applied to reduce the Certificate  Principal Balance thereof pursuant to  Section 4.02(c)  and (y) the aggregate of all reductions in Certificate  Principal  Balance deemed to have occurred in connection  with Realized Losses which were previously  allocated to such  Certificate (or any  predecessor  Certificate)  pursuant to this Agreement;
provided,  that with respect to any  Distribution  Date, the Certificate  Principal  Balance of any outstanding
Class of Class A  Certificates,  Class M  Certificates  and Class B  Certificates  (with respect to the Class A
Certificates,  on a pro rata basis  based on the amount of  Realized  Loss  previously  allocated  thereto  and remaining  unreimbursed)  to which a Realized Loss was previously  allocated and remains  unreimbursed  will be increased, to the extent of Realized Losses previously allocated thereto and remaining  unreimbursed,  but only to the extent of Subsequent Recoveries received during the preceding calendar month.

        With  respect  to any  Class SB  Certificate,  on any date of  determination,  an  amount  equal to the
Percentage  Interest  evidenced by such  Certificate,  multiplied by an amount equal to (i) the excess, if any, of (A) the then  aggregate  Stated  Principal  Balance  of the  Mortgage  Loans  over  (B) the  then  aggregate
Certificate Principal Balance of the Class A  Certificates,  Class M Certificates and Class B Certificates then outstanding,  which  represents the sum of (i) the Initial  Principal  Balance of the REMIC II Regular Interest
SB-PO, as reduced by Realized Losses allocated  thereto and payments deemed made thereon,  and (ii) accrued and unpaid interest on the REMIC II Regular Interest SB-IO, as reduced by Realized Losses allocated thereto.

        The Class R Certificates will not have a Certificate Principal Balance.

        Certificate  Register and Certificate  Registrar:  The register  maintained and the registrar appointed pursuant to Section 5.02.

        Class:   Collectively,   all  of  the  Certificates  or  uncertificated   interests  bearing  the  same
designation.

        Class A-1   Certificate:   Any  one  of  the  Class A-1   Certificates  executed  by  the  Trustee  and
authenticated  by the  Certificate  Registrar  substantially  in the  form  annexed  hereto  as  Exhibit A  and evidencing  (i) an  interest  designated  as a  "regular  interest"  in  REMIC II  for  purposes  of the  REMIC
Provisions and (ii) the right to receive payments under the Class A Hedge Agreement.

        Class A-2   Certificate:   Any  one  of  the  Class A-2   Certificates  executed  by  the  Trustee  and
authenticated  by the  Certificate  Registrar  substantially  in the  form  annexed  hereto  as  Exhibit A  and evidencing  (i) an  interest  designated  as a  "regular  interest"  in  REMIC II  for  purposes  of the  REMIC
Provisions and (ii) the right to receive payments under the Class A Hedge Agreement.

        Class A-3   Certificate:   Any  one  of  the  Class A-3   Certificates  executed  by  the  Trustee  and
authenticated  by the  Certificate  Registrar  substantially  in the  form  annexed  hereto  as  Exhibit A  and evidencing  (i) an  interest  designated  as a  "regular  interest"  in  REMIC II  for  purposes  of the  REMIC
Provisions and (ii) the right to receive payments under the Class A Hedge Agreement.

        Class A-4   Certificate:   Any  one  of  the  Class A-4   Certificates  executed  by  the  Trustee  and
authenticated  by the  Certificate  Registrar  substantially  in the  form  annexed  hereto  as  Exhibit A  and evidencing  (i) an  interest  designated  as a  "regular  interest"  in  REMIC II  for  purposes  of the  REMIC
Provisions and (ii) the right to receive payments under the Class A Hedge Agreement.

        Class A Certificates:  Collectively,  the Class A-1  Certificates,  Class A-2  Certificates,  Class A-3
Certificates and Class A-4 Certificates.

        Class A  Hedge  Agreement:  The  confirmation,  dated as of the Closing Date,  between the Trustee,  on behalf of the Trust Fund, and the Hedge  Agreements  Provider,  , together with the 1992 ISDA Master  Agreement incorporated by referenced  therein and the schedules  attached thereto,  relating to the Class A  Certificates and Class SB Certificates or any replacement, substitute, collateral or other arrangement in lieu thereof.

        Class A Hedge Payment:  For any  Distribution  Date,  the payment,  if any, due under the Class A Hedge
Agreement in respect of such Distribution Date.

        Class A  Interest  Remittance  Amount:  With  respect  to any  Distribution  Date,  the  portion of the
Available  Distribution  Amount for that  Distribution  Date attributable to interest received or advanced with respect to the  Mortgage  Loans  plus,  with  respect to  payments  on the  Class A  Certificates  pursuant  to
Section 4.02(c)(iii)(A)  only,  the amount  necessary to make such payments  paid from amounts  received on the
Hedge Agreement for such Distribution Date.

        Class A Net WAC Cap Rate: With respect to the Class A  Certificates and any Distribution  Date, the sum
of (a) the  REMIC Net WAC Cap Rate and (b) the  product of (i) a per annum rate equal to (A) the  Class A Hedge
Payment,  if any, with respect to such Distribution  Date, divided by (B) the aggregate  Certificate  Principal
Balance of the Class A  Certificates  immediately  prior to such Distribution Date and (ii) a fraction equal to
30 divided by the actual number of days in the related Interest Accrual Period.

        Class A  Principal  Distribution  Amount:  With  respect  to any  Distribution  Date  (a) prior  to the
Stepdown  Date or on or after the Stepdown  Date if a Trigger  Event is in effect for that  Distribution  Date, the  Principal  Distribution  Amount  for that  Distribution  Date or (b) on or after  the  Stepdown  Date if a
Trigger Event is not in effect for that Distribution Date, the lesser of:

(i)     the Principal Distribution Amount for that Distribution Date; and

(ii)    the excess,  if any, of (A) the aggregate  Certificate  Principal  Balance of the Class A  Certificates
           immediately  prior to that  Distribution  Date  over (B) the  lesser of (x) the  product  of (1) the applicable  Subordination  Percentage and (2) the aggregate Stated Principal Balance of the Mortgage
           Loans  after  giving  effect  to  distributions  to be made on that  Distribution  Date  and (y) the excess,  if any, of the  aggregate  Stated  Principal  Balance of the  Mortgage  Loans after  giving effect to distributions to be made on that Distribution Date, over the Overcollateralization Floor.

        Class B-1   Certificate:   Any  one  of  the  Class B-1   Certificates  executed  by  the  Trustee  and
authenticated  by the  Certificate  Registrar  substantially  in the form annexed  hereto as  Exhibit B-2,  and evidencing  (i) an  interest  designated  as a  "regular  interest"  in  REMIC  II for  purposes  of the  REMIC
Provisions and (ii) the right to receive payments under the Subordinate Hedge Agreement.

        Class B-1  Principal  Distribution  Amount:  With  respect  to any  Distribution  Date (a) prior to the
Stepdown  Date or on or after the Stepdown  Date if a Trigger  Event is in effect for that  Distribution  Date, the remaining  Principal  Distribution  Amount for that  Distribution  Date after  distribution  of the Class A
Principal  Distribution  Amount and the Class M Principal  Distribution  Amount or (b) on or after the Stepdown
Date if a Trigger Event is not in effect for that Distribution Date, the lesser of:

       (i) the remaining  Principal  Distribution  Amount for that Distribution Date after  distribution of the
           Class A Principal Distribution Amount and the Class M Principal Distribution Amount; and

       (ii)the  excess,  if any,  of (A) the sum of (1) the  aggregate  Certificate  Principal  Balance  of the
           Class A  Certificates and Class M Certificates (after taking into account the payment of the Class A
           Principal  Distribution  Amount and the Class M Principal  Distribution Amount for that Distribution
           Date) and (2) the Certificate Principal Balance of the Class B-1  Certificates  immediately prior to that  Distribution  Date over (B) the lesser of (x) the product of (1) the applicable  Subordination
           Percentage  and (2) the  aggregate  Stated  Principal  Balance of the  Mortgage  Loans after  giving effect to  distributions  to be made on that  Distribution  Date and (y) the excess,  if any, of the aggregate  Stated  Principal  Balance of the Mortgage Loans after giving effect to  distributions to be made on that Distribution Date, over the Overcollateralization Floor.

        Class B-2   Certificate:   Any  one  of  the  Class B-2   Certificates  executed  by  the  Trustee  and
authenticated  by the  Certificate  Registrar  substantially  in the form annexed  hereto as  Exhibit B-2,  and evidencing  (i) an  interest  designated  as a  "regular  interest"  in  REMIC  II for  purposes  of the  REMIC
Provisions and (ii) the right to receive payments under the Subordinate Hedge Agreement.

        Class B-2  Principal  Distribution  Amount:  With  respect  to any  Distribution  Date (a) prior to the
Stepdown  Date or on or after the Stepdown  Date if a Trigger  Event is in effect for that  Distribution  Date, the remaining  Principal  Distribution  Amount for that  Distribution  Date after  distribution  of the Class A
Principal  Distribution  Amount,  the  Class M  Principal  Distribution  Amount  and  the  Class B-1  Principal
Distribution  Amount  or (b) on or  after  the  Stepdown  Date if a  Trigger  Event is not in  effect  for that
Distribution Date, the lesser of:

       (i) the remaining  Principal  Distribution  Amount for that Distribution Date after  distribution of the
           Class A Principal  Distribution Amount, the Class M Principal  Distribution Amount and the Class B-1
           Principal Distribution Amount; and

       (ii)the  excess,  if any,  of (A) the sum of (1) the  aggregate  Certificate  Principal  Balance  of the
           Class A  Certificates,  Class M  Certificates and Class B-1  Certificates (after taking into account the  payment of the Class A  Principal  Distribution  Amount,  the  Class M  Principal  Distribution
           Amount and the  Class B-1  Principal  Distribution  Amount for that  Distribution  Date) and (2) the
           Certificate Principal Balance of the Class B-2  Certificates  immediately prior to that Distribution
           Date over (B) the lesser of (x) the product of (1) the applicable  Subordination  Percentage and (2)
           the aggregate  Stated  Principal  Balance of the Mortgage Loans after giving effect to distributions to be made on that  Distribution  Date and (y) the excess, if any, of the aggregate Stated Principal
           Balance of the Mortgage Loans after giving effect to distributions  to be made on that  Distribution
           Date, over the Overcollateralization Floor.

        Class B-3   Certificate:   Any  one  of  the  Class B-2   Certificates  executed  by  the  Trustee  and
authenticated  by the  Certificate  Registrar  substantially  in the form annexed  hereto as  Exhibit B-2,  and evidencing  (i) an  interest  designated  as a  "regular  interest"  in  REMIC  II for  purposes  of the  REMIC
Provisions and (ii) the right to receive payments under the Subordinate Hedge Agreement.

        Class B-3  Principal  Distribution  Amount:  With  respect  to any  Distribution  Date (a) prior to the
Stepdown  Date or on or after the Stepdown  Date if a Trigger  Event is in effect for that  Distribution  Date, the remaining  Principal  Distribution  Amount for that  Distribution  Date after  distribution  of the Class A
Principal  Distribution  Amount,  the  Class M  Principal  Distribution  Amount  and  the  Class B-1  Principal
Distribution  Amount  or (b) on or  after  the  Stepdown  Date if a  Trigger  Event is not in  effect  for that
Distribution Date, the lesser of:

       (i) the remaining  Principal  Distribution  Amount for that Distribution Date after  distribution of the
           Class A Principal  Distribution Amount, the Class M Principal  Distribution Amount and the Class B-1
           Principal Distribution Amount; and

       (ii)the  excess,  if any,  of (A) the sum of (1) the  aggregate  Certificate  Principal  Balance  of the
           Class A  Certificates,  Class M  Certificates and Class B-1  Certificates (after taking into account the  payment of the Class A  Principal  Distribution  Amount,  the  Class M  Principal  Distribution
           Amount and the  Class B-1  Principal  Distribution  Amount for that  Distribution  Date) and (2) the
           Certificate Principal Balance of the Class B-2  Certificates  immediately prior to that Distribution
           Date over (B) the lesser of (x) the product of (1) the applicable  Subordination  Percentage and (2)
           the aggregate  Stated  Principal  Balance of the Mortgage Loans after giving effect to distributions to be made on that  Distribution  Date and (y) the excess, if any, of the aggregate Stated Principal
           Balance of the Mortgage Loans after giving effect to distributions  to be made on that  Distribution
           Date, over the Overcollateralization Floor.

        Class B Certificates:  Collectively,  the Class B-1 Certificates,  Class B-2 Certificates and Class B-3
Certificates.

        Class M-1   Certificate:   Any  one  of  the  Class M-1   Certificates  executed  by  the  Trustee  and
authenticated  by the  Certificate  Registrar  substantially  in the form  annexed  hereto as  Exhibit B-1  and evidencing  (i) an  interest  designated  as a  "regular  interest"  in  REMIC II  for  purposes  of the  REMIC
Provisions and (ii) the right to receive payments under the Subordinate Hedge Agreement.

        Class M-1  Principal  Distribution  Amount:  With  respect  to any  Distribution  Date (a) prior to the
Stepdown  Date or on or after the Stepdown  Date if a Trigger  Event is in effect for that  Distribution  Date, the remaining  Principal  Distribution  Amount for that  Distribution  Date after  distribution  of the Class A
Principal  Distribution  Amount or (b) on or after the  Stepdown  Date if a Trigger  Event is not in effect for that Distribution Date, the lesser of:

       (i) the remaining  Principal  Distribution  Amount for that Distribution Date after  distribution of the
           Class A Principal Distribution Amount; and

       (ii)the  excess,  if any,  of (A) the sum of (1) the  aggregate  Certificate  Principal  Balance  of the
           Class A  Certificates  (after taking into account the payment of the Class A Principal  Distribution
           Amount for that  Distribution  Date) and (2) the  Certificate  Principal  Balance  of the  Class M-1
           Certificates  immediately  prior to that Distribution Date over (B) the lesser of (x) the product of
           (1) the  applicable  Subordination  Percentage and (2) the aggregate Stated Principal Balance of the
           Mortgage  Loans  after  giving  effect to  distributions  to be made on that  Distribution  Date and
           (y) the  excess,  if any, of the  aggregate  Stated  Principal  Balance of the Mortgage  Loans after
           giving   effect   to   distributions   to  be   made   on   that   Distribution   Date,   over   the
           Overcollateralization Floor.

        Class M-2   Certificate:   Any  one  of  the  Class M-2   Certificates  executed  by  the  Trustee  and
authenticated  by the  Certificate  Registrar  substantially  in the form  annexed  hereto as  Exhibit B-1  and evidencing  (i) an  interest  designated  as a  "regular  interest"  in  REMIC II  for  purposes  of the  REMIC
Provisions and (ii) the right to receive payments under the Subordinate Hedge Agreement.

        Class M-2  Principal  Distribution  Amount:  With  respect to any  Distribution  Date  (a) prior to the
Stepdown  Date or on or after the Stepdown  Date if a Trigger  Event is in effect for that  Distribution  Date, the remaining  Principal  Distribution  Amount for that  Distribution  Date after  distribution  of the Class A
Principal  Distribution Amount and the Class M-1 Principal  Distribution Amount or (b) on or after the Stepdown
Date if a Trigger Event is not in effect for that Distribution Date, the lesser of:

       (i) the remaining  Principal  Distribution  Amount for that Distribution Date after  distribution of the
           Class A Principal Distribution Amount and the Class M-1 Principal Distribution Amount; and

       (ii)the  excess,  if any,  of (A) the sum of (1) the  aggregate  Certificate  Principal  Balance  of the
           Class A  Certificates  and  Class M-1  Certificates  (after  taking into  account the payment of the
           Class A  Principal  Distribution  Amount and the Class M-1  Principal  Distribution  Amount for that
           Distribution  Date)  and  (2)  the  Certificate  Principal  Balance  of the  Class M-2  Certificates
           immediately  prior to that  Distribution  Date over (B) the  lesser of  (x) the  product  of (1) the applicable  Subordination  Percentage and (2) the aggregate Stated Principal Balance of the Mortgage
           Loans  after  giving  effect  to  distributions  to be made on that  Distribution  Date  and (y) the excess,  if any, of the  aggregate  Stated  Principal  Balance of the  Mortgage  Loans after  giving effect to distributions to be made on that Distribution Date, over the Overcollateralization Floor.

        Class M-3   Certificate:   Any  one  of  the  Class M-3   Certificates  executed  by  the  Trustee  and
authenticated  by the  Certificate  Registrar  substantially  in the form  annexed  hereto as  Exhibit B-1  and evidencing  (i) an  interest  designated  as a  "regular  interest"  in  REMIC II  for  purposes  of the  REMIC
Provisions and (ii) the right to receive payments under the Subordinate Hedge Agreement.

        Class M-3  Principal  Distribution  Amount:  With  respect  to any  Distribution  Date (a) prior to the
Stepdown  Date or on or after the Stepdown  Date if a Trigger  Event is in effect for that  Distribution  Date, the remaining  Principal  Distribution  Amount for that  Distribution  Date after  distribution  of the Class A
Principal  Distribution  Amount,  the  Class M-1  Principal  Distribution  Amount and the  Class M-2  Principal
Distribution  Amount  or (b) on or  after  the  Stepdown  Date if a  Trigger  Event is not in  effect  for that
Distribution Date, the lesser of:

       (i) the remaining  Principal  Distribution  Amount for that Distribution Date after  distribution of the
           Class A  Principal  Distribution  Amount,  the  Class M-1  Principal  Distribution  Amount  and  the
           Class M-2 Principal Distribution Amount; and

       (ii)the  excess,  if any,  of (A) the sum of (1) the  aggregate  Certificate  Principal  Balance  of the
           Class A Certificates,  Class M-1  Certificates and Class M-2 Certificates (after taking into account the payment of the Class A  Principal  Distribution  Amount,  the Class M-1  Principal  Distribution
           Amount and the  Class M-2  Principal  Distribution  Amount for that  Distribution  Date) and (2) the
           Certificate Principal Balance of the Class M-3  Certificates  immediately prior to that Distribution
           Date over (B) the  lesser of (x) the  product of (1) the  applicable  Subordination  Percentage  and
           (2) the   aggregate  Stated  Principal  Balance  of  the  Mortgage  Loans  after  giving  effect  to distributions  to be made on that  Distribution  Date and (y) the  excess,  if any, of the aggregate
           Stated  Principal  Balance of the Mortgage Loans after giving effect to  distributions to be made on that Distribution Date, over the Overcollateralization Floor.

        Class M-4   Certificate:   Any  one  of  the  Class M-4   Certificates  executed  by  the  Trustee  and
authenticated  by the  Certificate  Registrar  substantially  in the form  annexed  hereto as  Exhibit  B-1 and evidencing  (i) an  interest  designated  as a  "regular  interest"  in  REMIC II  for  purposes  of the  REMIC
Provisions and (ii) the right to receive payments under the Subordinate Hedge Agreement.

        Class M-4  Principal  Distribution  Amount:  With  respect  to any  Distribution  Date (a) prior to the
Stepdown  Date or on or after the Stepdown  Date if a Trigger  Event is in effect for that  Distribution  Date, the remaining  Principal  Distribution  Amount for that  Distribution  Date after  distribution  of the Class A
Principal   Distribution  Amount,  the  Class M-1  Principal   Distribution  Amount,  the  Class M-2  Principal
Distribution Amount and the Class M-3  Principal  Distribution Amount or (b) on or after the Stepdown Date if a
Trigger Event is not in effect for that Distribution Date, the lesser of:

       (i) the remaining  Principal  Distribution  Amount for that Distribution Date after  distribution of the
           Class A Principal  Distribution  Amount, the Class M-1 Principal  Distribution Amount, the Class M-2
           Principal Distribution Amount and the Class M-3 Principal Distribution Amount; and

       (ii)the  excess,  if any,  of (A) the sum of (1) the  aggregate  Certificate  Principal  Balance  of the
           Class A Certificates,  Class M-1  Certificates,  Class M-2  Certificates and Class M-3  Certificates
           (after taking into account the payment of the Class A Principal  Distribution  Amount, the Class M-1
           Principal  Distribution  Amount,  the  Class M-2  Principal  Distribution  Amount and the  Class M-3
           Principal  Distribution  Amount  for that  Distribution  Date)  and  (2) the  Certificate  Principal
           Balance of the  Class M-4  Certificates  immediately  prior to that  Distribution  Date over (B) the lesser of (x) the  product of (1) the  applicable  Subordination  Percentage  and (2) the  aggregate
           Stated  Principal  Balance of the Mortgage Loans after giving effect to  distributions to be made on that  Distribution  Date and (y) the excess,  if any, of the aggregate Stated  Principal  Balance of the Mortgage Loans after giving effect to distributions to be made on that  Distribution  Date, over the Overcollateralization Floor.

        Class M-5   Certificate:   Any  one  of  the  Class M-5   Certificates  executed  by  the  Trustee  and
authenticated  by the  Certificate  Registrar  substantially  in the form  annexed  hereto as  Exhibit  B-1 and evidencing  (i) an  interest  designated  as a  "regular  interest"  in  REMIC II  for  purposes  of the  REMIC
Provisions and (ii) the right to receive payments under the Subordinate Hedge Agreement.

        Class M-5  Principal  Distribution  Amount:  With  respect  to any  Distribution  Date (a) prior to the
Stepdown  Date or on or after the Stepdown  Date if a Trigger  Event is in effect for that  Distribution  Date, the remaining  Principal  Distribution  Amount for that  Distribution  Date after  distribution  of the Class A
Principal   Distribution  Amount,  the  Class M-1  Principal   Distribution  Amount,  the  Class M-2  Principal
Distribution  Amount, the Class M-3  Principal  Distribution  Amount and the Class M-4  Principal  Distribution
Amount or (b) on or after the Stepdown  Date if a Trigger  Event is not in effect for that  Distribution  Date, the lesser of:

       (i) the remaining  Principal  Distribution  Amount for that Distribution Date after  distribution of the
           Class A Principal  Distribution  Amount, the Class M-1 Principal  Distribution Amount, the Class M-2
           Principal  Distribution  Amount,  the  Class M-3  Principal  Distribution  Amount and the  Class M-4
           Principal Distribution Amount; and

       (ii)the  excess,  if any,  of (A) the sum of (1) the  aggregate  Certificate  Principal  Balance  of the
           Class A Certificates,  Class M-1 Certificates,  Class M-2  Certificates,  Class M-3 Certificates and
           Class M-4   Certificates   (after  taking  into  account  the  payment  of  the  Class A   Principal
           Distribution   Amount,  the  Class M-1  Principal   Distribution  Amount,  the  Class M-2  Principal
           Distribution  Amount,  the  Class M-3  Principal  Distribution  Amount and the  Class M-4  Principal
           Distribution  Amount for that  Distribution  Date) and (2) the Certificate  Principal Balance of the
           Class M-5  Certificates  immediately  prior to that Distribution Date over (B) the lesser of (x) the product of (1) the  applicable  Subordination  Percentage  and (2) the  aggregate  Stated  Principal
           Balance of the Mortgage Loans after giving effect to distributions  to be made on that  Distribution
           Date and (y) the excess,  if any, of the aggregate  Stated  Principal  Balance of the Mortgage Loans
           after  giving  effect  to   distributions   to  be  made  on  that   Distribution   Date,  over  the
           Overcollateralization Floor.

        Class M-6   Certificate:   Any  one  of  the  Class M-6   Certificates  executed  by  the  Trustee  and
authenticated  by the  Certificate  Registrar  substantially  in the form  annexed  hereto as  Exhibit  B-1 and evidencing  (i) an  interest  designated  as a  "regular  interest"  in  REMIC II  for  purposes  of the  REMIC
Provisions and (ii) the right to receive payments under the Subordinate Hedge Agreement.

        Class M-6  Principal  Distribution  Amount:  With  respect  to any  Distribution  Date (a) prior to the
Stepdown  Date or on or after the Stepdown  Date if a Trigger  Event is in effect for that  Distribution  Date, the remaining  Principal  Distribution  Amount for that  Distribution  Date after  distribution  of the Class A
Principal   Distribution  Amount,  the  Class M-1  Principal   Distribution  Amount,  the  Class M-2  Principal
Distribution Amount, the Class M-3 Principal  Distribution Amount, the Class M-4 Principal  Distribution Amount
and the  Class M-5  Principal  Distribution  Amount or (b) on or after the Stepdown  Date if a Trigger Event is not in effect for that Distribution Date, the lesser of:

       (i) the remaining  Principal  Distribution  Amount for that Distribution Date after  distribution of the
           Class A Principal  Distribution  Amount, the Class M-1 Principal  Distribution Amount, the Class M-2
           Principal   Distribution  Amount,  the  Class M-3  Principal   Distribution  Amount,  the  Class M-4
           Principal Distribution Amount and the Class M-5 Principal Distribution Amount; and

       (ii)the  excess,  if any,  of (A) the sum of (1) the  aggregate  Certificate  Principal  Balance  of the
           Class A  Certificates,  Class M-1  Certificates,  Class M-2  Certificates,  Class M-3  Certificates,
           Class M-4  Certificates  and  Class M-5  Certificates  (after taking into account the payment of the
           Class A Principal  Distribution  Amount, the Class M-1 Principal  Distribution Amount, the Class M-2
           Principal   Distribution  Amount,  the  Class M-3  Principal   Distribution  Amount,  the  Class M-4
           Principal   Distribution   Amount  and  the  Class M-5   Principal   Distribution  Amount  for  that
           Distribution  Date)  and  (2)  the  Certificate  Principal  Balance  of the  Class M-6  Certificates
           immediately  prior to that  Distribution  Date  over (B) the  lesser of (x) the  product  of (1) the applicable  Subordination  Percentage and (2) the aggregate Stated Principal Balance of the Mortgage
           Loans  after  giving  effect  to  distributions  to be made on that  Distribution  Date and  (y) the excess,  if any, of the  aggregate  Stated  Principal  Balance of the  Mortgage  Loans after  giving effect to distributions to be made on that Distribution Date, over the Overcollateralization Floor.

        Class M-7   Certificate:   Any  one  of  the  Class M-7   Certificates  executed  by  the  Trustee  and
authenticated  by the  Certificate  Registrar  substantially  in the form  annexed  hereto as  Exhibit  B-1 and evidencing  (i) an  interest  designated  as a  "regular  interest"  in  REMIC II  for  purposes  of the  REMIC
Provisions and (ii) the right to receive payments under the Subordinate Hedge Agreement.

        Class M-7  Principal  Distribution  Amount:  With  respect  to any  Distribution  Date (a) prior to the
Stepdown  Date or on or after the Stepdown  Date if a Trigger  Event is in effect for that  Distribution  Date, the remaining  Principal  Distribution  Amount for that  Distribution  Date after  distribution  of the Class A
Principal   Distribution  Amount,  the  Class M-1  Principal   Distribution  Amount,  the  Class M-2  Principal
Distribution  Amount,  the  Class M-3  Principal  Distribution  Amount,  the Class M-4  Principal  Distribution
Amount, the Class M-5 Principal  Distribution Amount and the Class M-6 Principal  Distribution Amount or (b) on
or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of:

       (i) the remaining  Principal  Distribution  Amount for that Distribution Date after  distribution of the
           Class A Principal  Distribution  Amount, the Class M-1 Principal  Distribution Amount, the Class M-2
           Principal   Distribution  Amount,  the  Class M-3  Principal   Distribution  Amount,  the  Class M-4
           Principal  Distribution  Amount,  the  Class M-5  Principal  Distribution  Amount and the  Class M-6
           Principal Distribution Amount; and

       (ii)the  excess,  if any,  of (A) the sum of (1) the  aggregate  Certificate  Principal  Balance  of the
           Class A  Certificates,  Class M-1  Certificates,  Class M-2  Certificates,  Class M-3  Certificates,
           Class M-4  Certificates,  Class M-5  Certificates  and  Class M-6  Certificates  (after  taking into account  the  payment  of  the  Class A  Principal  Distribution  Amount,  the  Class M-1  Principal
           Distribution   Amount,  the  Class M-2  Principal   Distribution  Amount,  the  Class M-3  Principal
           Distribution   Amount,  the  Class M-4  Principal   Distribution  Amount,  the  Class M-5  Principal
           Distribution  Amount and the Class M-6  Principal  Distribution  Amount for that Distribution  Date)
           and (2) the Certificate  Principal Balance of the Class M-7  Certificates  immediately prior to that
           Distribution  Date  over (B) the  lesser  of (x) the  product  of (1) the  applicable  Subordination
           Percentage  and (2) the  aggregate  Stated  Principal  Balance of the  Mortgage  Loans after  giving effect to  distributions  to be made on that  Distribution  Date and (y) the excess,  if any, of the aggregate  Stated  Principal  Balance of the Mortgage Loans after giving effect to  distributions to be made on that Distribution Date, over the Overcollateralization Floor.

        Class M-8   Certificate:   Any  one  of  the  Class M-8   Certificates  executed  by  the  Trustee  and
authenticated  by the  Certificate  Registrar  substantially  in the form  annexed  hereto as  Exhibit  B-1 and evidencing  (i) an  interest  designated  as a  "regular  interest"  in  REMIC II  for  purposes  of the  REMIC
Provisions and (ii) the right to receive payments under the Subordinate Hedge Agreement.

        Class M-8  Principal  Distribution  Amount:  With  respect  to any  Distribution  Date (a) prior to the
Stepdown  Date or on or after the Stepdown  Date if a Trigger  Event is in effect for that  Distribution  Date, the remaining  Principal  Distribution  Amount for that  Distribution  Date after  distribution  of the Class A
Principal   Distribution  Amount,  the  Class M-1  Principal   Distribution  Amount,  the  Class M-2  Principal
Distribution  Amount,  the  Class M-3  Principal  Distribution  Amount,  the Class M-4  Principal  Distribution
Amount, the Class M-5  Principal  Distribution  Amount,  the Class M-6  Principal  Distribution  Amount and the
Class M-7  Principal  Distribution  Amount or (b) on or after the  Stepdown  Date if a Trigger  Event is not in effect for that Distribution Date, the lesser of:

       (i) the remaining  Principal  Distribution  Amount for that Distribution Date after  distribution of the
           Class A Principal  Distribution  Amount, the Class M-1 Principal  Distribution Amount, the Class M-2
           Principal   Distribution  Amount,  the  Class M-3  Principal   Distribution  Amount,  the  Class M-4
           Principal   Distribution  Amount,  the  Class M-5  Principal   Distribution  Amount,  the  Class M-6
           Principal Distribution Amount and the Class M-7 Principal Distribution Amount; and

       (ii)the  excess,  if any,  of (A) the sum of (1) the  aggregate  Certificate  Principal  Balance  of the
           Class A  Certificates,  Class M-1  Certificates,  Class M-2  Certificates,  Class M-3  Certificates,
           Class M-4 Certificates,  Class M-5  Certificates,  Class M-6 Certificates and Class M-7 Certificates
           (after taking into account the payment of the Class A Principal  Distribution  Amount, the Class M-1
           Principal   Distribution  Amount,  the  Class M-2  Principal   Distribution  Amount,  the  Class M-3
           Principal   Distribution  Amount,  the  Class M-4  Principal   Distribution  Amount,  the  Class M-5
           Principal  Distribution  Amount,  the  Class M-6  Principal  Distribution  Amount and the  Class M-7
           Principal  Distribution  Amount  for  that  Distribution  Date)  and (2) the  Certificate  Principal
           Balance of the  Class M-8  Certificates  immediately  prior to that  Distribution  Date over (B) the lesser of (x) the  product of (1) the  applicable  Subordination  Percentage  and (2) the  aggregate
           Stated  Principal  Balance of the Mortgage Loans after giving effect to  distributions to be made on that  Distribution  Date and (y) the excess,  if any, of the aggregate Stated  Principal  Balance of the Mortgage Loans after giving effect to distributions to be made on that  Distribution  Date, over the Overcollateralization Floor.
        Class M-9   Certificate:   Any  one  of  the  Class M-9   Certificates  executed  by  the  Trustee  and
authenticated  by the  Certificate  Registrar  substantially  in the form  annexed  hereto as  Exhibit  B-1 and evidencing  (i) an  interest  designated  as a  "regular  interest"  in  REMIC II  for  purposes  of the  REMIC
Provisions and (ii) the right to receive payments under the Subordinate Hedge Agreement.

        Class M-9  Principal  Distribution  Amount:  With  respect  to any  Distribution  Date (a) prior to the
Stepdown  Date or on or after the Stepdown  Date if a Trigger  Event is in effect for that  Distribution  Date, the remaining  Principal  Distribution  Amount for that  Distribution  Date after  distribution  of the Class A
Principal   Distribution  Amount,  the  Class M-1  Principal   Distribution  Amount,  the  Class M-2  Principal
Distribution  Amount,  the  Class M-3  Principal  Distribution  Amount,  the Class M-4  Principal  Distribution
Amount,  the  Class M-5  Principal  Distribution  Amount,  the Class M-6  Principal  Distribution  Amount,  the
Class M-7 Principal  Distribution Amount and the Class M-8 Principal Distribution Amount or (b) on or after the
Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of:

       (i) the remaining  Principal  Distribution  Amount for that Distribution Date after  distribution of the
           Class A Principal  Distribution  Amount, the Class M-1 Principal  Distribution Amount, the Class M-2
           Principal   Distribution  Amount,  the  Class M-3  Principal   Distribution  Amount,  the  Class M-4
           Principal   Distribution  Amount,  the  Class M-5  Principal   Distribution  Amount,  the  Class M-6
           Principal  Distribution  Amount,  the  Class M-7  Principal  Distribution  Amount and the  Class M-8
           Principal Distribution Amount; and

       (ii)the  excess,  if any,  of (A) the sum of (1) the  aggregate  Certificate  Principal  Balance  of the
           Class A  Certificates,  Class M-1  Certificates,  Class M-2  Certificates,  Class M-3  Certificates,
           Class M-4 Certificates,  Class M-5 Certificates,  Class M-6 Certificates, Class M-7 Certificates and
           Class M-8   Certificates   (after  taking  into  account  the  payment  of  the  Class A   Principal
           Distribution   Amount,  the  Class M-1  Principal   Distribution  Amount,  the  Class M-2  Principal
           Distribution   Amount,  the  Class M-3  Principal   Distribution  Amount,  the  Class M-4  Principal
           Distribution   Amount,  the  Class M-5  Principal   Distribution  Amount,  the  Class M-6  Principal
           Distribution  Amount,  the  Class M-7  Principal  Distribution  Amount and the  Class M-8  Principal
           Distribution  Amount for that  Distribution  Date) and (2) the Certificate  Principal Balance of the
           Class M-9  Certificates  immediately  prior to that Distribution Date over (B) the lesser of (x) the product of (1) the  applicable  Subordination  Percentage  and (2) the  aggregate  Stated  Principal
           Balance of the Mortgage Loans after giving effect to distributions  to be made on that  Distribution
           Date and (y) the excess,  if any, of the aggregate  Stated  Principal  Balance of the Mortgage Loans
           after  giving  effect  to   distributions   to  be  made  on  that   Distribution   Date,  over  the
           Overcollateralization Floor.

        Class M-10  Certificate:   Any  one  of  the  Class M-10  Certificates  executed  by  the  Trustee  and authenticated  by the  Certificate  Registrar  substantially  in the form  annexed  hereto as  Exhibit  B-1 and evidencing  (i) an  interest  designated  as a  "regular  interest"  in  REMIC II  for  purposes  of the  REMIC
Provisions and (ii) the right to receive payments under the Subordinate Hedge Agreement.

        Class M-10  Principal  Distribution  Amount:  With  respect to any  Distribution  Date (a) prior to the
Stepdown  Date or on or after the Stepdown  Date if a Trigger  Event is in effect for that  Distribution  Date, the remaining  Principal  Distribution  Amount for that  Distribution  Date after  distribution  of the Class A
Principal   Distribution  Amount,  the  Class M-1  Principal   Distribution  Amount,  the  Class M-2  Principal
Distribution  Amount,  the  Class M-3  Principal  Distribution  Amount,  the Class M-4  Principal  Distribution
Amount,  the  Class M-5  Principal  Distribution  Amount,  the Class M-6  Principal  Distribution  Amount,  the
Class M-7  Principal  Distribution  Amount,  the  Class M-8  Principal  Distribution  Amount and the  Class M-9
Principal  Distribution  Amount or (b) on or after the  Stepdown  Date if a Trigger  Event is not in effect for that Distribution Date, the lesser of:

       (i) the remaining  Principal  Distribution  Amount for that Distribution Date after  distribution of the
           Class A Principal  Distribution  Amount, the Class M-1 Principal  Distribution Amount, the Class M-2
           Principal   Distribution  Amount,  the  Class M-3  Principal   Distribution  Amount,  the  Class M-4
           Principal   Distribution  Amount,  the  Class M-5  Principal   Distribution  Amount,  the  Class M-6
           Principal   Distribution  Amount,  the  Class M-7  Principal   Distribution  Amount,  the  Class M-8
           Principal Distribution Amount and the Class M-9 Principal Distribution Amount; and

       (ii)the  excess,  if any,  of (A) the sum of (1) the  aggregate  Certificate  Principal  Balance  of the
           Class A  Certificates,  Class M-1  Certificates,  Class M-2  Certificates,  Class M-3  Certificates,
           Class M-4  Certificates,  Class M-5 Certificates,  Class M-6  Certificates,  Class M-7 Certificates,
           Class M-8  Certificates  and  Class M-9  Certificates  (after taking into account the payment of the
           Class A Principal  Distribution  Amount, the Class M-1 Principal  Distribution Amount, the Class M-2
           Principal   Distribution  Amount,  the  Class M-3  Principal   Distribution  Amount,  the  Class M-4
           Principal   Distribution  Amount,  the  Class M-5  Principal   Distribution  Amount,  the  Class M-6
           Principal   Distribution  Amount,  the  Class M-7  Principal   Distribution  Amount,  the  Class M-8
           Principal   Distribution   Amount  and  the  Class M-9   Principal   Distribution  Amount  for  that
           Distribution  Date)  and  (2) the  Certificate  Principal  Balance  of the  Class M-10  Certificates
           immediately  prior to that  Distribution  Date  over (B) the  lesser of (x) the  product  of (1) the applicable  Subordination  Percentage and (2) the aggregate Stated Principal Balance of the Mortgage
           Loans  after  giving  effect  to  distributions  to be made on that  Distribution  Date and  (y) the excess,  if any, of the  aggregate  Stated  Principal  Balance of the  Mortgage  Loans after  giving effect to distributions to be made on that Distribution Date, over the Overcollateralization Floor.

        Class M-11  Certificate:   Any  one  of  the  Class M-11  Certificates  executed  by  the  Trustee  and authenticated  by the  Certificate  Registrar  substantially  in the form  annexed  hereto as  Exhibit  B-1 and evidencing  (i) an  interest  designated  as a  "regular  interest"  in  REMIC II  for  purposes  of the  REMIC
Provisions and (ii) the right to receive payments under the Subordinate Hedge Agreement.

        Class M-11  Principal  Distribution  Amount:  With  respect to any  Distribution  Date (a) prior to the
Stepdown  Date or on or after the Stepdown  Date if a Trigger  Event is in effect for that  Distribution  Date, the remaining  Principal  Distribution  Amount for that  Distribution  Date after  distribution  of the Class A
Principal   Distribution  Amount,  the  Class M-1  Principal   Distribution  Amount,  the  Class M-2  Principal
Distribution  Amount,  the  Class M-3  Principal  Distribution  Amount,  the Class M-4  Principal  Distribution
Amount,  the  Class M-5  Principal  Distribution  Amount,  the Class M-6  Principal  Distribution  Amount,  the
Class M-7 Principal  Distribution Amount, the Class M-8 Principal  Distribution Amount, the Class M-9 Principal
Distribution  Amount and the Class M-10  Principal  Distribution Amount or (b) on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of:

       (i) the remaining  Principal  Distribution  Amount for that Distribution Date after  distribution of the
           Class A Principal  Distribution  Amount, the Class M-1 Principal  Distribution Amount, the Class M-2
           Principal   Distribution  Amount,  the  Class M-3  Principal   Distribution  Amount,  the  Class M-4
           Principal   Distribution  Amount,  the  Class M-5  Principal   Distribution  Amount,  the  Class M-6
           Principal   Distribution  Amount,  the  Class M-7  Principal   Distribution  Amount,  the  Class M-8
           Principal  Distribution  Amount,  the Class M-9  Principal  Distribution  Amount and the  Class M-10
           Principal Distribution Amount; and

       (ii)the  excess,  if any,  of (A) the sum of (1) the  aggregate  Certificate  Principal  Balance  of the
           Class A  Certificates,  Class M-1  Certificates,  Class M-2  Certificates,  Class M-3  Certificates,
           Class M-4  Certificates,  Class M-5 Certificates,  Class M-6  Certificates,  Class M-7 Certificates,
           Class M-8  Certificates,  Class M-9  Certificates  and Class M-10  Certficates  (after  taking  into account  the  payment  of  the  Class A  Principal  Distribution  Amount,  the  Class M-1  Principal
           Distribution   Amount,  the  Class M-2  Principal   Distribution  Amount,  the  Class M-3  Principal
           Distribution   Amount,  the  Class M-4  Principal   Distribution  Amount,  the  Class M-5  Principal
           Distribution   Amount,  the  Class M-6  Principal   Distribution  Amount,  the  Class M-7  Principal
           Distribution   Amount,  the  Class M-8  Principal   Distribution  Amount,  the  Class M-9  Principal
           Distribution  Amount and the Class M-10  Principal  Distribution  Amount for that Distribution Date)
           and (2) the Certificate Principal Balance of the Class M-11  Certificates  immediately prior to that
           Distribution  Date  over (B) the  lesser  of (x) the  product  of (1) the  applicable  Subordination
           Percentage  and (2) the  aggregate  Stated  Principal  Balance of the  Mortgage  Loans after  giving effect to  distributions  to be made on that  Distribution  Date and (y) the excess,  if any, of the aggregate  Stated  Principal  Balance of the Mortgage Loans after giving effect to  distributions to be made on that Distribution Date, over the Overcollateralization Floor.

        Class M Certificates:  Collectively,  the Class M-1  Certificates,  Class M-2  Certificates,  Class M-3
Certificates,  Class M-4 Certificates,  Class M-5 Certificates, Class M-6 Certificates, Class M-7 Certificates,
Class M-8 Certificates, Class M-9 Certificates, Class M-10 Certificates and Class M-11 Certificates.

        Class M  Principal  Distribution  Amount:  With  respect  to  any  Distribution  Date,  the  sum of the
Class M-1  Principal  Distribution  Amount,   Class M-2  Principal  Distribution  Amount,  Class M-3  Principal
Distribution  Amount,  Class M-4  Principal  Distribution  Amount,  Class M-5  Principal  Distribution  Amount,
Class M-6  Principal  Distribution  Amount,   Class M-7  Principal  Distribution  Amount,  Class M-8  Principal
Distribution  Amount,  Class M-9 Principal  Distribution Amount,  Class M-10 Principal  Distribution Amount and
Class M-11 Principal Distribution Amount for such Distribution Date.

        Class R Certificate:  Collectively, the Class R-I Certificates and Class R-II Certificates.

        Class R-I   Certificate:   Any  one  of  the  Class R-I   Certificates  executed  by  the  Trustee  and
authenticated  by the  Certificate  Registrar  substantially  in the  form  annexed  hereto  as  Exhibit D  and evidencing an interest designated as a "residual interest" in REMIC I for purposes of the REMIC Provisions.

        Class R-II  Certificate:   Any  one  of  the  Class R-II  Certificates  executed  by  the  Trustee  and authenticated  by the  Certificate  Registrar  substantially  in the  form  annexed  hereto  as  Exhibit D  and evidencing an interest designated as a "residual interest" in REMIC II for purposes of the REMIC Provisions.

        Class SB  Certificate:  Any one of the Class SB  Certificates executed by the Trustee and authenticated by the  Certificate  Registrar  substantially  in the form  annexed  hereto as  Exhibit D,  and  evidencing  an interest  comprised of "regular  interests"  in REMIC II for purposes of the REMIC  Provisions,  together  with certain rights to payments under the Hedge Agreements.

        Closing Date:  June 28, 2005.

        Code:  The Internal Revenue Code of 1986.

        Commission:  The Securities and Exchange Commission.

        Compensating  Interest:  With respect to any Distribution  Date, any amount paid by the Master Servicer in accordance with Section 3.16(f).

        Corporate  Trust  Office:  The  principal  office of the  Trustee at which at any  particular  time its corporate  trust business with respect to this  Agreement  shall be  administered,  which office at the date of the  execution of this  instrument  is located at U.S. Bank  National  Association,  EP-MN-WS3D,  60 Livingston
Avenue, St. Paul MN 55107, Attn: RASC 2005-KS6.

        Credit Repository:  Equifax, Transunion and Experian, or their successors in interest.

        Curtailment:  Any Principal Prepayment made by a Mortgagor which is not a Principal Prepayment in Full.

        Custodial  Account:  The custodial account or accounts created and maintained  pursuant to Section 3.07 in the name of a depository institution,  as custodian for the holders of the Certificates,  for the holders of certain  other  interests  in  mortgage  loans  serviced  or sold by the  Master  Servicer  and for the  Master
Servicer,  into which the amounts set forth in Section 3.07  shall be deposited  directly.  Any such account or accounts shall be an Eligible Account.

        Custodial  Agreement:  An agreement that may be entered into among the Depositor,  the Master Servicer, the Trustee and a Custodian in substantially the form of Exhibit E hereto.

        Custodian:  Wells  Fargo Bank,  N.A.,  or any  successor  custodian  appointed  pursuant to a Custodial
Agreement.

        Cut-off Date:  June 1, 2005.

        Cut-off Date Balance:  $599,753,915.09.

        Cut-off Date  Principal  Balance:  With  respect to any Mortgage  Loan,  the unpaid  principal  balance thereof at the Cut-off Date after giving  effect to all  installments  of principal due on or prior thereto (or due in the month of the Cut-off Date), whether or not received.

        Debt  Service  Reduction:  With respect to any Mortgage  Loan,  a reduction  in the  scheduled  Monthly
Payment for such  Mortgage  Loan by a court of  competent  jurisdiction  in a proceeding  under the  Bankruptcy
Code, except such a reduction  constituting a Deficient  Valuation or any reduction that results in a permanent forgiveness of principal.

        Deficient  Valuation:  With  respect  to any  Mortgage  Loan,  a  valuation  by a  court  of  competent jurisdiction  of the  Mortgaged  Property in an amount less than the then  outstanding  indebtedness  under the
Mortgage  Loan,  or any  reduction  in the amount of  principal  to be paid in  connection  with any  scheduled
Monthly Payment that  constitutes a permanent  forgiveness of principal,  which valuation or reduction  results from a proceeding under the Bankruptcy Code.

        Definitive Certificate:  Any definitive, fully registered Certificate.

        Deleted  Mortgage  Loan:  A Mortgage  Loan  replaced  or to be  replaced  with a  Qualified  Substitute
Mortgage Loan.

        Delinquent:  As used herein,  a Mortgage Loan is considered to be: "30 to 59 days" or "30 or more days"
delinquent  when a payment  due on any  scheduled  due date  remains  unpaid as of the close of business on the next following  monthly  scheduled due date; "60 to 89 days" or "60 or more days" delinquent when a payment due on any  scheduled  due date  remains  unpaid  as of the  close of  business  on the  second  following  monthly scheduled due date;  and so on. The  determination  as to whether a Mortgage  Loan falls into these  categories is made as of the close of business  on the last  business  day of each month.  For  example,  a Mortgage  Loan with a  payment  due on July 1 that  remained  unpaid as of the close of  business  on August 31 would  then be considered to be 30 to 59 days  delinquent.  Delinquency  information  as of the Cut-off Date is determined and prepared as of the close of business on the last business day immediately prior to the Cut-off Date.

        Depositor:  As defined in the preamble hereto.

        Depository:  The Depository  Trust Company,  or any successor  Depository  hereafter named. The nominee of  the  initial  Depository  for  purposes  of  registering  those  Certificates  that  are  to be  Book-Entry
Certificates  is Cede & Co.  The  Depository  shall at all times be a  "clearing  corporation"  as  defined  in
Section 8-102(a)(5)  of the  Uniform  Commercial  Code  of  the  State  of New  York  and a  "clearing  agency"
registered pursuant to the provisions of Section 17A of the Exchange Act.

        Depository  Participant:  A broker,  dealer,  bank or other  financial  institution or other Person for whom from time to time a Depository effects book-entry  transfers and pledges of securities  deposited with the
Depository.

        Destroyed  Mortgage Note: A Mortgage Note the original of which was  permanently  lost or destroyed and has not been replaced.

        Determination  Date: With respect to any Distribution  Date, the 20th day (or if such 20th day is not a
Business Day, the Business Day  immediately  following such 20th day) of the month of the related  Distribution
Date.

        Disqualified   Organization:   Any  organization   defined  as  a  "disqualified   organization"  under
Section 860E(e)(5)  of the Code,  including,  if not otherwise included,  any of the following:  (i) the United
States,  any State or political  subdivision  thereof,  any possession of the United  States,  or any agency or instrumentality  of any of the foregoing  (other than an  instrumentality  which is a corporation if all of its activities  are  subject to tax and,  except for  Freddie  Mac, a  majority  of its board of  directors  is not selected by such governmental unit), (ii) a foreign government, any international  organization,  or any agency or instrumentality of any of the foregoing,  (iii) any organization  (other than certain farmers'  cooperatives described  in  Section 521  of the  Code)  which  is  exempt  from the tax  imposed  by  Chapter  1 of the Code
(including  the tax imposed by  Section 511 of the Code on unrelated  business  taxable  income) and (iv) rural
electric  and  telephone  cooperatives  described  in   Section 1381(a)(2)(C)   of  the  Code.  A  Disqualified
Organization  also includes any "electing large  partnership," as defined in Section 775(a) of the Code and any other  Person so  designated  by the Trustee  based upon an Opinion of Counsel that the holding of an Ownership
Interest  in a Class R  Certificate  by such  Person  may cause any  REMIC or any  Person  having an  Ownership
Interest  in any Class of  Certificates  (other  than such  Person) to incur a  liability  for any  federal tax imposed under the Code that would not  otherwise be imposed but for the Transfer of an Ownership  Interest in a
Class R  Certificate  to such Person.  The terms  "United  States,"  "State" and  "international  organization"
shall have the meanings set forth in Section 7701 of the Code or successor provisions.

        Distribution  Date:  The 25th day of any  month  beginning  in July  2005 or, if such 25th day is not a
Business Day, the Business Day immediately following such 25th day.

        DTC Letter:  The Letter of  Representations,  dated June 27,  2005,  among the Trustee on behalf of the
Trust Fund, U.S. Bank National Association, in its individual capacity as agent thereunder and the Depository.

        Due Date: With respect to any  Distribution  Date and any Mortgage Loan, the day during the related Due
Period on which the Monthly Payment is due.

        Due Period:  With respect to any Distribution Date, the calendar month of such Distribution Date.

        Eligible  Account:  An  account  that  is any  of  the  following:  (i) maintained  with  a  depository institution  the debt  obligations  of which  have  been  rated by each  Rating  Agency in its  highest  rating available,  or (ii) an  account or  accounts  in a  depository  institution  in which such  accounts  are fully insured to the limits  established by the FDIC,  provided that any deposits not so insured shall, to the extent acceptable  to each Rating  Agency,  as  evidenced  in writing,  be  maintained  such that (as  evidenced by an
Opinion of Counsel  delivered to the Trustee and each Rating  Agency) the  registered  Holders of  Certificates have a claim with  respect to the funds in such  account or a perfected  first  security  interest  against any collateral  (which shall be limited to Permitted  Investments)  securing  such funds that is superior to claims of any other depositors or creditors of the depository  institution  with which such account is maintained,  or
(iii) in the case of the  Custodial  Account,  a trust account or accounts  maintained  in the corporate  trust department of U.S. Bank National  Association,  or (iv) in the case of the Certificate Account, a trust account or accounts  maintained in the corporate  trust division of U.S. Bank National  Association,  or (v) an account or accounts of a  depository  institution  acceptable  to each Rating  Agency (as  evidenced in writing by each
Rating  Agency  that use of any such  account as the  Custodial  Account or the  Certificate  Account  will not reduce  the  rating  assigned  to any  Class of  Certificates  by such  Rating  Agency  below  the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency).

        Eligible  Master  Servicing  Compensation:  With  respect  to any  Distribution  Date,  the  lesser  of
(a) one-twelfth  of 0.125% of the Stated Principal Balance of the related Mortgage Loans immediately  preceding such  Distribution  Date and (b) the sum of the  Servicing  Fee and all income and gain on amounts  held in the
Custodial  Account  and the  Certificate  Account and payable to the  Certificateholders  with  respect to such
Distribution  Date;  provided that for purposes of this  definition the amount of the Servicing Fee will not be reduced pursuant to Section 7.02(a) except as may be required pursuant to the last sentence of such Section.

        ERISA:  The Employee Retirement Income Security Act of 1974, as amended.

        Event of Default:  As defined in Section 7.01.

        Excess Cash Flow: With respect to any  Distribution  Date, an amount equal to the sum of (A) the excess of (i) the Available  Distribution  Amount for that  Distribution  Date  increased by the amount,  if any, paid from the Hedge Payments for that  Distribution Date pursuant to  Section 4.02(c)(iii)  over (ii) the sum of (a)
the  Interest  Distribution  Amount  for  that  Distribution  Date  and (b) the  lesser  of  (1) the  aggregate
Certificate  Principal  Balance  of  Class A  Certificates,   Class M  Certificates  and  Class B  Certificates
immediately  prior to such  Distribution  Date and (2) the Principal  Remittance  Amount for that  Distribution
Date to the extent not applied to pay interest on the Class A  Certificates,  Class M  Certificates and Class B
Certificates on such  Distribution  Date and (B) the  Overcollateralization  Reduction Amount, if any, for that
Distribution Date.

        Excess  Overcollateralization  Amount:  With respect to any Distribution  Date, the excess,  if any, of
(a) the  Overcollateralization  Amount on such  Distribution  Date over (b) the Required  Overcollateralization
Amount for such Distribution Date.

        Exchange Act:  The Securities Exchange Act of 1934, as amended.

        Expense Fee Rate:  With respect to any Mortgage  Loan as of any date of  determination,  the sum of the applicable Servicing Fee Rate and the per annum rate at which the applicable Subservicing Fee accrues.

        Fannie Mae: Fannie Mae, a federally  chartered and privately owned  corporation  organized and existing under the Federal National Mortgage Association Charter Act, or any successor thereto.

        FDIC:  Federal Deposit Insurance Corporation or any successor thereto.

        Final  Distribution  Date:  The  Distribution  Date on which the final  distribution  in respect of the
Certificates  will be made pursuant to Section 9.01,  which Final  Distribution Date shall in no event be later than the end of the 90-day liquidation period described in Section 9.02.

        Final Scheduled  Distribution  Date: Solely for purposes of the face of the  Certificates,  as follows:
with respect to the Class A-1  Certificates,  the Distribution Date occurring in December 2025; with respect to the Class A-2  Certificates,  the  Distribution  Date occurring in January 2030;  with respect to the Class A-3
Certificates,  the Class A-4 Certificates and each Class of Class M Certificates and Class B Certificates,  the
Distribution  Date  occurring  in July 2035.  No event of default  under  this  Agreement  will arise or become applicable solely by reason of the failure to retire the entire  Certificate  Principal Balance of any Class of
Class A  Certificates,  Class M  Certificates  or  Class B  Certificates  on  or  before  its  Final  Scheduled
Distribution Date.

        Fitch:  Fitch Ratings, or its successors in interest.

        Foreclosure  Profits:  With  respect to any  Distribution  Date or related  Determination  Date and any
Mortgage Loan, the excess,  if any, of Liquidation  Proceeds,  Insurance  Proceeds and REO Proceeds (net of all
amounts  reimbursable  therefrom  pursuant  to  Section 3.10(a)(ii))  in respect of each  Mortgage  Loan or REO
Property for which a Cash  Liquidation or REO Disposition  occurred in the related  Prepayment  Period over the sum of the unpaid principal  balance of such Mortgage Loan or REO Property  (determined,  in the case of an REO
Disposition,  in accordance  with  Section 3.14)  plus accrued and unpaid interest at the Mortgage Rate on such unpaid  principal  balance from the Due Date to which  interest was last paid by the Mortgagor to the first day of the month following the month in which such Cash Liquidation or REO Disposition occurred.

        Form 10-K Certification:  As defined in Section 4.03(e).

        Freddie Mac: Freddie Mac, a corporate  instrumentality  of the United States created and existing under
Title III of the Emergency Home Finance Act of 1970, as amended, or any successor thereto.

        Gross Margin:  With respect to each  adjustable-rate  Mortgage Loan, the fixed  percentage set forth in the related  Mortgage Note and indicated on the Mortgage Loan Schedule as the "NOTE MARGIN,"  which  percentage is added to the related Index on each  Adjustment  Date to determine  (subject to rounding in  accordance  with the related  Mortgage  Note,  the Periodic Cap, the Maximum  Mortgage Rate and the Minimum  Mortgage  Rate) the
interest rate to be borne by such Mortgage Loan until the next Adjustment Date.

        Hedge Agreement:  The Class A Hedge Agreement or Subordinate Hedge Agreement, as applicable.

        Hedge  Agreements  Provider:  Bear Stearns  Financial  Products Inc., and its successors and assigns or any party to any replacement, substitute, collateral or other arrangement in lieu thereof.

        Hedge Payment:  The Class A Hedge Payment or Subordinate Hedge Payment, as applicable.

        Hedge Shortfall  Amount:  For any  Distribution  Date, the amount,  if any, by which the payment on the
Class A Certificates,  Class M Certificates and Class B Certificates pursuant to  Section 4.02(c)(iii)  is paid from the Hedge Payments for such  Distribution  Date pursuant to the  provisions  thereof or would have been so paid but for the  failure  of the  Hedge  Agreements  Provider  to make a  payment  required  under  the  Hedge
Agreements.

        Hedge  Shortfall  Carry-Forward  Amount:  For any  Distribution  Date,  the aggregate  Hedge  Shortfall
Amounts for prior  Distribution  Dates to the extent not  reimbursed to the Class SB  Certificates  pursuant to
Section 4.02(c)(xi).

        HUD:  The United States Department of Housing and Urban Development.

        Independent:  When used with respect to any  specified  Person,  means such a Person who (i) is in fact independent of the Depositor,  the Master  Servicer and the Trustee,  or any Affiliate  thereof,  (ii) does not have any direct financial  interest or any material indirect  financial  interest in the Depositor,  the Master
Servicer or the Trustee or in an Affiliate thereof,  and (iii) is not connected with the Depositor,  the Master
Servicer or the Trustee as an officer, employee,  promoter,  underwriter,  trustee, partner, director or person performing similar functions.

        Index: With respect to any  adjustable-rate  Mortgage Loan and as to any Adjustment Date therefor,  the related index as stated in the related Mortgage Note.

        Initial  Certificate  Principal  Balance:  With respect to each Class of  Certificates  (other than the
Class R  Certificates),  the Certificate Principal Balance of such Class of Certificates as of the Closing Date as set forth in the Preliminary Statement hereto.

        Insurance  Proceeds:  Proceeds paid in respect of the Mortgage Loans pursuant to any Primary  Insurance
Policy or any other  related  insurance  policy  covering a Mortgage  Loan,  to the extent  such  proceeds  are payable to the mortgagee under the Mortgage,  any  Subservicer,  the Master Servicer or the Trustee and are not
applied to the  restoration of the related  Mortgaged  Property or released to the Mortgagor in accordance with the procedures that the Master Servicer would follow in servicing mortgage loans held for its own account.

        Interest  Accrual Period:  With respect to the  Distribution  Date in July 2005, the period  commencing the Closing Date and ending on the day preceding the  Distribution  Date in July 2005,  and with respect to any
Distribution  Date after the Distribution  Date in July 2005, the period commencing on the Distribution Date in the month  immediately  preceding  the month in which  such  Distribution  Date  occurs  and  ending on the day preceding such Distribution Date.

        Interest   Distribution   Amount:   For  any  Distribution   Date,  the  amounts  payable  pursuant  to
Section 4.02(c)(i)-(iii).

        Interim Certification:  As defined in Section 2.02.

        Late  Collections:  With  respect to any Mortgage  Loan,  all amounts  received  during any Due Period, whether as late  payments of Monthly  Payments or as Insurance  Proceeds,  Liquidation  Proceeds or  otherwise, which  represent late payments or collections of Monthly  Payments due but delinquent for a previous Due Period and not previously recovered.

        LIBOR:  With respect to any  Distribution  Date, the arithmetic  mean of the London  interbank  offered rate quotations for one-month U.S. Dollar  deposits,  expressed on a per annum basis,  determined in accordance with Section 1.02.

        LIBOR  Business  Day:  Any day other  than (i) a  Saturday  or  Sunday  or (ii) a day on which  banking institutions in London, England are required or authorized by law to be closed.

        LIBOR  Certificates:   Collectively,  the  Class A  Certificates,   Class M  Certificates  and  Class B
Certificates.

        LIBOR Rate  Adjustment  Date:  With respect to each  Distribution  Date,  the second LIBOR Business Day immediately preceding the commencement of the related Interest Accrual Period.

        Liquidation  Proceeds:  Amounts  (other than  Insurance  Proceeds)  received by the Master  Servicer in connection  with the taking of an entire  Mortgaged  Property  by  exercise  of the power of eminent  domain or condemnation  or in  connection  with the  liquidation  of a defaulted  Mortgage Loan through  trustee's  sale, foreclosure sale or otherwise, other than REO Proceeds and Subsequent Recoveries.

        Loan-to-Value  Ratio: As of any date, the fraction,  expressed as a percentage,  the numerator of which is the  current  principal  balance  of the  related  Mortgage  Loan  at the  date  of  determination  and  the denominator of which is the Appraised Value of the related Mortgaged Property.

        Margin:  With respect to each Distribution Date and the Class A, Class M and Class B Certificates,  the
related per annum rate set forth next to such Distribution Date in the table below:

                   CLASS                      (1)                       (2)
                    A-1                     0.090%                    0.180%
                    A-2                     0.150%                    0.300%
                    A-3                     0.230%                    0.460%
                    A-4                     0.360%                    0.720%
                    M-1                     0.430%                    0.645%
                    M-2                     0.450%                    0.675%
                    M-3                     0.480%                    0.720%
                    M-4                     0.620%                    0.930%
                    M-5                     0.650%                    0.975%
                    M-6                     0.700%                    1.050%
                    M-7                     1.100%                    1.650%
                    M-8                     1.250%                    1.875%
                    M-9                     1.700%                    2.550%
                    M-10                    2.000%                    3.000%
                    M-11                    2.750%                    4.125%
                    B-1                     2.750%                    4.125%
                    B-2                     2.750%                    4.125%
                    B-3                     2.750%                    4.125%
            ________________________
-----------------------------------------------------------------------------------------------------
           (1)        For any  Distribution  Date  prior  to the  second  Distribution  Date  after  the  first possible Optional Termination Date.
          (2)  For any  Distribution  Date on or after the second  Distribution  Date after the first  possible
              Optional Termination Date.

        Marker Rate: With respect to the Class SB  Certificates or the REMIC II Regular  Interest SB-IO and any
Distribution Date, a per annum rate equal to two (2) times the weighted average of the  Uncertificated  REMIC I
Pass-Through Rates for REMIC I Regular Interest LT2 and REMIC I Regular Interest LT3.

        Master Servicer:  As defined in the preamble hereto.

        Maturity Date:  With respect to each Class of Certificates  representing  ownership of REMIC II Regular
Interests or REMIC I Regular  Interests  issued by each of REMIC I and REMIC II,  the latest possible  maturity
date,  solely  for  purposes  of   Section 1.860G-1(a)(4)(iii)  of  the  Treasury  Regulations,  by  which  the
Certificate  Principal Balance of each such Class of Certificates  representing a regular interest in the Trust
Fund would be reduced to zero,  which is, for each such  regular  interest,  February  25,  2035,  which is the
Distribution Date occurring in the month following the last scheduled monthly payment of the Mortgage Loans.

        Maximum  Mortgage  Rate:  With  respect  to any  adjustable-rate  Mortgage  Loan,  the per  annum  rate indicated on the Mortgage Loan  Schedule as the "NOTE  CEILING,"  which rate is the maximum  interest rate that may be applicable to such Mortgage Loan at any time during the life of such Mortgage Loan.

        Maximum  Net  Mortgage  Rate:  With  respect  to any  adjustable-rate  Mortgage  Loan  and any  date of determination, the Maximum Mortgage Rate minus the Expense Fee Rate.

        MERS: Mortgage Electronic  Registration  Systems,  Inc., a corporation organized and existing under the laws of the State of Delaware, or any successor thereto.

        MERS(R)System:  The system of recording transfers of Mortgages electronically maintained by MERS.

        MIN:  The Mortgage Identification Number for Mortgage Loans registered with MERS on the MERS(R)System.

        Minimum  Mortgage Rate:  With respect to any  adjustable-rate  Mortgage Loan, a per annum rate equal to the greater of (i) the  Note Margin and (ii) the rate  indicated  on the  Mortgage  Loan  Schedule as the "NOTE
FLOOR,"  which rate may be  applicable  to such  Mortgage  Loan at any time  during  the life of such  Mortgage
Loan.

        Modified Mortgage Loan:  Any Mortgage Loan that has been the subject of a Servicing Modification.

        Modified  Net  Mortgage  Rate:  With  respect to any  Mortgage  Loan that is the subject of a Servicing
Modification,  the Net Mortgage  Rate minus the rate per annum by which the Mortgage Rate on such Mortgage Loan was reduced.

        MOM Loan:  With respect to any Mortgage  Loan,  MERS acting as the  mortgagee  of such  Mortgage  Loan, solely as nominee for the originator of such Mortgage Loan and its successors and assigns,  at the  origination thereof.

        Monthly  Payment:  With respect to any Mortgage Loan  (including  any REO Property) and the Due Date in any Due  Period,  the  payment of  principal  and  interest  due thereon in  accordance  with the  amortization schedule  at the time  applicable  thereto  (after  adjustment,  if any,  for  Curtailments  and for  Deficient
Valuations  occurring prior to such Due Date but before any adjustment to such amortization  schedule by reason of any  bankruptcy,  other than a Deficient  Valuation,  or similar  proceeding  or any  moratorium  or similar waiver or grace  period and before any  Servicing  Modification  that  constitutes  a reduction of the interest rate on such Mortgage Loan).

        Moody's:  Moody's Investors Service, Inc., or its successors in interest.

        Mortgage:  With  respect  to each  Mortgage  Note,  the  mortgage,  deed of trust  or other  comparable instrument  creating a first or junior lien on an estate in fee simple or leasehold  interest in real  property securing a Mortgage Note.

        Mortgage File: The mortgage documents listed in Section 2.01  pertaining to a particular  Mortgage Loan and any additional documents required to be added to the Mortgage File pursuant to this Agreement.

        Mortgage  Loans:  Such of the  mortgage  loans  transferred  and  assigned to the  Trustee  pursuant to
Section 2.01  as from  time to time are held or deemed to be held as a part of the  Trust  Fund,  the  Mortgage
Loans  originally so held being  identified in the initial  Mortgage Loan  Schedule,  and Qualified  Substitute
Mortgage  Loans held or deemed  held as part of the Trust Fund  including,  without  limitation,  each  related
Mortgage Note, Mortgage and Mortgage File and all rights appertaining thereto.

        Mortgage Loan Schedule:  The lists of the Mortgage Loans attached  hereto as Exhibit F (as amended from time to time to reflect the addition of Qualified  Substitute  Mortgage Loans),  which lists shall set forth at a minimum the following information as to each Mortgage Loan:

(i)     the Mortgage Loan identifying number ("RFC LOAN #");

(ii)    [reserved];

(iii)   the maturity of the Mortgage Note ("MATURITY  DATE," or "MATURITY DT");

(iv)    for the adjustable-rate Mortgage Loans, the Mortgage Rate as of origination ("ORIG RATE");

(v)     the Mortgage Rate as of the Cut-off Date ("CURR RATE");

(vi)    the Net Mortgage Rate as of the Cut-off Date ("CURR NET");

(vii)   the scheduled monthly payment of principal,  if any, and interest as of the Cut-off Date ("ORIGINAL P &
              I" or "CURRENT P & I");

(viii)  the Cut-off Date Principal Balance ("PRINCIPAL BAL");

(ix)    the Loan-to-Value Ratio at origination ("LTV");

(x)     a code "T," "BT" or "CT" under the column "LN  FEATURE,"  indicating  that the Mortgage Loan is secured by a second or  vacation  residence  (the  absence  of any such code means the  Mortgage  Loan is secured by a primary residence);

(xi)    a code "N" under the column "OCCP CODE,"  indicating  that the Mortgage  Loan is secured by a non-owner occupied  residence  (the absence of any such code means the Mortgage Loan is secured by an owner occupied residence);

(xii)   for the adjustable-rate Mortgage Loans, the Maximum Mortgage Rate ("NOTE CEILING");

(xiii)  for the adjustable-rate Mortgage Loans, the maximum Net Mortgage Rate ("NET CEILING");

(xiv)   for the adjustable-rate Mortgage Loans, the Note Margin ("NOTE MARGIN");

(xv)    for the adjustable-rate  Mortgage Loans, the first Adjustment Date after the Cut-off Date ("NXT INT CHG
              DT");

(xvi)   for the adjustable-rate Mortgage Loans, the Periodic Cap ("PERIODIC DECR" or "PERIODIC INCR");

(xvii)  [reserved]; and

(xviii) for the  adjustable-rate  Mortgage Loans,  the rounding of the semi-annual or annual  adjustment to the
              Mortgage Rate ("NOTE METHOD").

        Such  schedules  may consist of multiple  reports that  collectively  set forth all of the  information required.

        Mortgage  Note:  The  originally  executed  note or  other  evidence  of  indebtedness  evidencing  the indebtedness of a Mortgagor under a Mortgage Loan, together with any modification thereto.

        Mortgage  Rate:  With respect to any Mortgage  Loan,  the interest  rate borne by the related  Mortgage
Note,  or  any  modification  thereto  other  than  a  Servicing   Modification.   The  Mortgage  Rate  on  the
adjustable-rate  Mortgage  Loans will adjust on each  Adjustment  Date to equal the sum (rounded to the nearest multiple of  one-eighth  of one percent  (0.125%) or up to the nearest  one-eighth  of one  percent,  which are indicated by a "U" on the Mortgage Loan  Schedule,  except in the case of the  adjustable-rate  Mortgage  Loans indicated by an "X" on the Mortgage Loan Schedule under the heading "NOTE  METHOD"),  of the related Index plus the Note  Margin,  in each case subject to the  applicable  Periodic  Cap,  Maximum  Mortgage  Rate and Minimum
Mortgage Rate.

        Mortgaged Property:  The underlying real property securing a Mortgage Loan.

        Mortgagor:  The obligor on a Mortgage Note.

        Net  Mortgage  Rate:  With respect to any Mortgage  Loan as of any date of  determination,  a per annum rate equal to the Mortgage Rate for such Mortgage Loan as of such date minus the related Expense Fee Rate.

        Net WAC Cap Rate:  The Class A Net WAC Cap Rate or Subordinate Net WAC Cap Rate, as applicable.

        Non-United States Person:  Any Person other than a United States Person.

        Nonrecoverable  Advance:  Any Advance  previously made or proposed to be made by the Master Servicer or
Subservicer  in respect of a Mortgage  Loan  (other  than a Deleted  Mortgage  Loan)  which,  in the good faith judgment of the Master  Servicer,  will not, or, in the case of a proposed  Advance,  would not, be  ultimately recoverable by the Master Servicer from related Late Collections,  Insurance Proceeds,  Liquidation Proceeds or
REO Proceeds.  To the extent that any Mortgagor is not obligated  under the related  Mortgage  documents to pay or reimburse any portion of any Servicing  Advances that are outstanding  with respect to the related  Mortgage
Loan as a result of a modification of such Mortgage Loan by the Master  Servicer,  which forgives amounts which the Master Servicer or Subservicer had previously  advanced,  and the Master Servicer  determines that no other source of payment or  reimbursement  for such  advances is available to it, such  Servicing  Advances  shall be deemed  to be  Nonrecoverable  Advances.  The  determination  by  the  Master  Servicer  that  it  has  made  a
Nonrecoverable  Advance  shall be evidenced by a certificate  of a Servicing  Officer,  Responsible  Officer or
Vice  President or its  equivalent or senior officer of the Master  Servicer,  delivered to the Depositor,  the
Trustee,  and the Master Servicer setting forth such  determination,  which shall include any other information or reports  obtained  by the Master  Servicer  such as property  operating  statements,  rent  rolls,  property inspection  reports  and  engineering  reports,  which may support  such  determinations.  Notwithstanding  the above,  the Trustee shall be entitled to rely upon any  determination  by the Master  Servicer that any Advance previously  made is a  Nonrecoverable  Advance  or that any  proposed  Advance,  if made,  would  constitute  a
Nonrecoverable Advance.

        Nonsubserviced  Mortgage  Loan:  Any  Mortgage  Loan that,  at the time of  reference  thereto,  is not subject to a Subservicing Agreement.

        Note Margin:  With respect to each  adjustable-rate  Mortgage Loan,  the fixed  percentage set forth in the related  Mortgage Note and indicated on the Mortgage Loan Schedule as the "NOTE MARGIN,"  which  percentage is added to the Index on each  Adjustment  Date to  determine  (subject  to  rounding  in  accordance  with the related  Mortgage  Note,  the  Periodic  Cap,  the Maximum  Mortgage  Rate and the Minimum  Mortgage  Rate) the
interest rate to be borne by such Mortgage Loan until the next Adjustment Date.

        Notional  Amount:  With respect to the Class SB  Certificates or the REMIC II  Regular  Interest SB-IO,
immediately  prior to any  Distribution  Date, the aggregate of the  Uncertificated  Principal  Balances of the
REMIC I Regular Interests.

        Officers'  Certificate:  A  certificate  signed by the  Chairman of the Board,  the  President,  a Vice
President,  Assistant Vice President,  Director,  Managing Director, the Treasurer, the Secretary, an Assistant
Treasurer  or an  Assistant  Secretary  of the  Depositor  or the  Master  Servicer,  as the case  may be,  and delivered to the Trustee, as required by this Agreement.

        Opinion of Counsel:  A written  opinion of counsel  acceptable  to the Trustee and the Master  Servicer and which  counsel  may be counsel  for the  Depositor  or the Master  Servicer,  provided  that any opinion of
counsel  (i)  referred  to  in  the  definition  of  "Disqualified   Organization"  or  (ii)  relating  to  the
qualification  of any  REMIC  hereunder  as a REMIC  or  compliance  with the  REMIC  Provisions  must,  unless otherwise specified, be an opinion of Independent counsel.

        Optional  Termination  Date:  Any  Distribution  Date on or after  which the Stated  Principal  Balance
(after giving  effect to  distributions  to be made on such  Distribution  Date) of the Mortgage  Loans is less than 10.00% of the Cut-off Date Balance.

        Outstanding  Mortgage Loan: With respect to the Due Date in any Due Period,  a Mortgage Loan (including an REO  Property)  that was not the  subject  of a  Principal  Prepayment  in  Full,  Cash  Liquidation  or REO
Disposition  and that was not  purchased,  deleted  or  substituted  for  prior  to such Due Date  pursuant  to
Section 2.02, 2.03, 2.04 or 4.07.

        Overcollateralization  Amount:  With respect to any Distribution  Date, the excess,  if any, of (a) the aggregate  Stated  Principal  Balance of the Mortgage Loans before giving effect to  distributions of principal to be made on such  Distribution  Date over (b) the  aggregate  Certificate  Principal  Balance of the  Class A
Certificates, Class M Certificates and Class B Certificates immediately prior to such date.

        Overcollateralization Floor:  An amount equal to the product of 0.50% and the Cut-off Date Balance.

        Overcollateralization   Increase  Amount:  With  respect  to  any  Distribution  Date,  the  lesser  of
(a) Excess  Cash Flow for that  Distribution  Date (to the extent not used to cover the  amounts  described  in clauses (b)(iv) and (b)(v) of the definition of Principal  Distribution  Amount as of such  Distribution  Date)
and (b) the excess of (1) the Required  Overcollateralization  Amount for such  Distribution  Date over (2) the
Overcollateralization Amount for such Distribution Date.

        Overcollateralization  Reduction  Amount:  With  respect to any  Distribution  Date on which the Excess
Overcollateralization  Amount  is,  after  taking  into  account  all  other  distributions  to be made on such
Distribution Date, greater than zero, the  Overcollateralization  Reduction Amount shall be equal to the lesser of (i) the Excess  Overcollateralization  Amount for that Distribution  Date and (ii) the Principal  Remittance
Amount on such Distribution Date.

        Ownership  Interest:  With  respect to any  Certificate,  any  ownership  or security  interest in such
Certificate,  including any interest in such Certificate as the Holder thereof and any other interest  therein, whether direct or indirect, legal or beneficial, as owner or as pledgee.

        Pass-Through  Rate:  With  respect to each  Class of Class A  Certificates,  Class M  Certificates  and
Class B  Certificates  and any  Distribution  Date,  the lesser of (i) a per annum rate equal to LIBOR plus the related Margin for such Distribution Date and (ii) the Net WAC Cap Rate for such Distribution Date.

        With respect to the Class SB  Certificates  or the REMIC II Regular  Interest  SB-IO,  a per annum rate equal to the percentage  equivalent of a fraction,  the numerator of which is the sum of the amounts calculated pursuant to clauses (i) through (iii) below,  and the denominator of which is the aggregate  principal  balance of the  REMIC I  Regular  Interests.  For  purposes  of  calculating  the  Pass-Through  Rate for the  Class SB
Certificates  or the REMIC II  Regular  Interest  SB-IO,  the  numerator  is equal to the sum of the  following components:

               (i)    the  Uncertificated  Pass-Through Rate for REMIC I Regular Interest LT1 minus the related
        Marker Rate,  applied to a notional  amount equal to the  Uncertificated  Principal  Balance of REMIC I
        Regular Interest LT1;

               (ii)   the  Uncertificated  Pass-Through Rate for REMIC I Regular Interest LT2 minus the related
        Marker Rate,  applied to a notional  amount equal to the  Uncertificated  Principal  Balance of REMIC I
        Regular Interest LT2; and

               (iii)  the  Uncertificated  Pass-Through  Rate for REMIC I Regular  Interest LT4 minus twice the related Marker Rate,  applied to a notional  amount equal to the  Uncertificated  Principal  Balance of
        REMIC I Regular Interest LT4.

        Paying Agent:  U.S. Bank National Association or any successor Paying Agent appointed by the Trustee.

        Percentage  Interest:  With  respect  to  any  Class A  Certificate,  Class M  Certificate  or  Class B
Certificate,  the undivided  percentage  ownership interest in the related Class evidenced by such Certificate, which  percentage  ownership  interest  shall be equal to the Initial  Certificate  Principal  Balance  thereof divided by the aggregate  Initial  Certificate  Principal Balance of all of the Certificates of the same Class.
The Percentage  Interest with respect to a Class SB  Certificate or Class R  Certificate shall be stated on the face thereof.

        Periodic Cap: With respect to each  adjustable-rate  Mortgage  Loan,  the periodic rate cap that limits the increase or the decrease of the related  Mortgage Rate on any Adjustment  Date pursuant to the terms of the related Mortgage Note.

        Permitted Investments:  One or more of the following:

        (i)    obligations  of or guaranteed as to principal and interest by the United States or any agency or instrumentality  thereof  when such  obligations  are backed by the full faith and credit of the
               United States;

        (ii)   repurchase  agreements on  obligations  specified in clause (i) maturing not more than one month from the date of  acquisition  thereof,  provided  that the unsecured  obligations  of the party agreeing to  repurchase  such  obligations  are at the time rated by each  Rating  Agency in its highest short-term rating available;

        (iii)  federal funds,  certificates of deposit, demand deposits, time deposits and bankers' acceptances
               (which  shall  each have an  original  maturity  of not more  than 90 days  and,  in the case of bankers'  acceptances,  shall in no event have an  original  maturity of more than 365 days or a remaining  maturity  of more than 30 days)  denominated  in United  States  dollars  of any U.S.
               depository  institution or trust company incorporated under the laws of the United States or any state thereof or of any domestic  branch of a foreign  depository  institution or trust company;
               provided that the debt  obligations of such depository  institution or trust company at the date of acquisition  thereof have been rated by each Rating Agency in its highest  short-term  rating available;  and, provided further that, if the original maturity of such short-term  obligations of a domestic branch of a foreign depository  institution or trust company shall exceed 30 days, the  short-term  rating of such  institution  shall be A-1+ in the case of  Standard & Poor's if
               Standard & Poor's is a Rating Agency;

        (iv)   commercial paper and demand notes (having original  maturities of not more than 365 days) of any corporation  incorporated  under the laws of the United States or any state thereof which on the date of  acquisition  has been rated by each  Rating  Agency in its  highest  short term  rating available;  provided that such commercial paper and demand notes shall have a remaining maturity of not more than 30 days;

        (v)    a money market fund or a qualified  investment  fund rated by each Rating  Agency in its highest long-term rating available (which may be managed by the Trustee or one of its Affiliates); and

        (vi)   other  obligations  or  securities  that are  acceptable  to each  Rating  Agency as a Permitted
               Investment  hereunder and will not reduce the rating  assigned to any Class of  Certificates  by such Rating  Agency below the lower of the  then-current  rating or the rating  assigned to such
               Certificates as of the Closing Date by such Rating Agency, as evidenced in writing;

provided,  however,  that no instrument shall be a Permitted Investment if it represents,  either (1) the right to receive only interest  payments with respect to the underlying  debt  instrument or (2) the right to receive both principal and interest  payments  derived from  obligations  underlying  such instrument and the principal and interest  payments  with respect to such  instrument  provide a yield to maturity  greater than 120% of the yield to maturity at par of such underlying  obligations.  References herein to the highest rating available on unsecured  long-term  debt  shall  mean AAA in the case of  Standard  & Poor's and Fitch and Aaa in the case of
Moody's,  and for  purposes of this  Agreement,  any  references  herein to the  highest  rating  available  on unsecured  commercial  paper and  short-term  debt  obligations  shall mean the  following:  A-1 in the case of
Standard  & Poor's,  P-1 in the case of  Moody's  and F-1 in the case of  Fitch;  provided,  however,  that any
Permitted  Investment  that is a  short-term  debt  obligation  rated A-1 by Standard & Poor's must satisfy the following  additional  conditions:  (i) the total  amount  of debt  from A-1  issuers  must be  limited  to the investment of monthly principal and interest payments  (assuming fully amortizing  collateral);  (ii) the total amount of A-1 investments must not represent more than 20% of the aggregate  outstanding  Certificate Principal
Balance of the  Certificates  and each investment  must not mature beyond 30 days;  (iii) the terms of the debt must have a  predetermined  fixed dollar amount of principal due at maturity that cannot vary;  and (iv) if the investments  may be  liquidated  prior to their  maturity  or are  being  relied  on to meet a  certain  yield, interest  must be tied to a single  interest  rate  index  plus a single  fixed  spread  (if any) and must move proportionately  with that index.  Any Permitted  Investment  may be purchased by or through the Trustee or its
Affiliates.

        Permitted Transferee:  Any Transferee of a Class R Certificate,  other than a Disqualified Organization or Non-United States Person.

        Person:  Any  individual,   corporation,   limited  liability  company,  partnership,   joint  venture,
association,  joint-stock company, trust,  unincorporated organization or government or any agency or political subdivision thereof.

        Prepayment Assumption:  With respect to the Class A,  Class M and Class B Certificates,  the prepayment assumption to be used for  determining  the accrual of original issue discount and premium and market  discount on such  Certificates  for federal  income tax  purposes,  which (a) with  respect to the  fixed-rate  Mortgage
Loans,  assumes  a  constant  prepayment  rate of  one-tenth  of 23% per annum of the then  outstanding  Stated
Principal  Balance of the  fixed-rate  Mortgage Loans in the first month of the life of such Mortgage Loans and an additional  one-tenth of 23% per annum in each month  thereafter until the tenth month, and beginning in the tenth  month and in each  month  thereafter  during  the life of the  fixed-rate  Mortgage  Loans,  a  constant prepayment  rate of 23% per annum each month ("23% HEP") and (b) with respect to the  adjustable-rate  Mortgage
Loans  assumes a  prepayment  assumption  of 2% of the constant  prepayment  rate in month one,  increasing  by approximately  2.545% from month 2 until  month 12,  a constant  prepayment  rate of 30% from month 12 to month
22, a  constant  prepayment  rate of 50% from  month 23 to month  27,  and a  constant  prepayment  rate of 35%
thereafter,  used for  determining  the accrual of original issue  discount and premium and market  discount on the Class A,  Class M and Class B  Certificates for federal income tax purposes.  The constant  prepayment rate assumes  that the  stated  percentage  of the  outstanding  Stated  Principal  Balance  of the  adjustable-rate
Mortgage Loans is prepaid over the course of a year.

        Prepayment  Interest  Shortfall:  With respect to any  Distribution  Date and any Mortgage  Loan (other than a Mortgage Loan relating to an REO  Property)  that was the subject of (a) a Principal  Prepayment in Full during the related  Prepayment  Period,  an amount  equal to the excess of one month's  interest at the related
Net  Mortgage  Rate (or  Modified  Net  Mortgage  Rate in the case of a Modified  Mortgage  Loan) on the Stated
Principal  Balance of such  Mortgage  Loan over the amount of interest  (adjusted  to the related Net  Mortgage
Rate (or Modified Net Mortgage  Rate in the case of a Modified  Mortgage  Loan)) paid by the Mortgagor for such
Prepayment  Period to the date of such  Principal  Prepayment  in Full or (b) a  Curtailment  during  the prior calendar  month,  an amount  equal to one month's  interest at the related Net  Mortgage  Rate (or Modified Net
Mortgage Rate in the case of a Modified Mortgage Loan) on the amount of such Curtailment.

        Prepayment  Period:  With respect to any  Distribution  Date, the calendar month preceding the month of distribution.

        Primary  Insurance  Policy:  Each  primary  policy of mortgage  guaranty  insurance  as  indicated by a numeric code on the Mortgage  Loan  Schedule  with the exception of code "A23," "A34" or "A96" under the column
"MI CO CODE."

        Principal  Distribution  Amount: With respect to any Distribution Date, the lesser of (a) the excess of
(x) the Available Distribution Amount over (y) the Interest Distribution Amount, and (b) the sum of:

       (i)   the  principal  portion of each Monthly  Payment  received or Advanced with respect to the related
             Due Period on each Outstanding Mortgage Loan;

       (ii)  the Stated  Principal  Balance of any  Mortgage  Loan  repurchased  during the related  Prepayment
             Period (or deemed to have been so  repurchased  in accordance  with  Section 3.07(b))  pursuant to
             Section 2.02,  2.03,  2.04 or 4.07 and the  amount of any  shortfall  deposited  in the  Custodial
             Account in connection with the  substitution  of a Deleted  Mortgage Loan pursuant to Section 2.03 or 2.04 during the related Prepayment Period;

       (iii) the principal portion of all other unscheduled collections,  other than Subsequent Recoveries,  on the Mortgage Loans (including,  without limitation,  Principal Prepayments in Full,  Curtailments,
             Insurance Proceeds,  Liquidation Proceeds and REO Proceeds) received during the related Prepayment
             Period  (or deemed to have been so  received)  to the extent  applied  by the Master  Servicer  as recoveries of principal of the Mortgage Loans pursuant to Section 3.14;

       (iv)  the lesser of (1) the  Subsequent  Recoveries  for such  Distribution  Date and (2) the  principal portion of any Realized  Losses  allocated to any Class of  Certificates  on a prior  Distribution
             Date and remaining unpaid;

       (v)   the  lesser  of (1) the  Excess  Cash  Flow for such  Distribution  Date (to the  extent  not used pursuant  to clause  (iv) of this  definition  on such  Distribution  Date) and (2) the  principal portion of any Realized  Losses  incurred (or deemed to have been  incurred) on any Mortgage Loans in the calendar month preceding such Distribution; and

       (vi)  the  lesser  of (1) the  Excess  Cash  Flow for that  Distribution  Date (to the  extent  not used pursuant  to  clauses  (iv) and (v) of this  definition  on such  Distribution  Date)  and (2) the
             Overcollateralization Increase Amount for such Distribution Date;

minus

       (vii) (A) the amount of any  Overcollateralization  Reduction Amount for such  Distribution Date and (B)
             the amount of any Capitalization Reimbursement Amount for such Distribution Date.

        Principal  Prepayment:  Any payment of  principal  or other  recovery on a Mortgage  Loan,  including a recovery that takes the form of  Liquidation  Proceeds or Insurance  Proceeds,  which is received in advance of its scheduled Due Date and is not accompanied by an amount as to interest  representing  scheduled  interest on such payment due on any date or dates in any month or months subsequent to the month of prepayment.

        Principal  Prepayment in Full:  Any Principal  Prepayment  made by a Mortgagor of the entire  principal balance of a Mortgage Loan.

        Principal  Remittance  Amount:  With respect to any Distribution Date, all amounts described in clauses
(b)(i) through (iii) of the definition of Principal Distribution Amount for that Distribution Date.

        Program Guide:  The AlterNet  Seller Guide as incorporated  into the  Residential  Funding Seller Guide for mortgage  collateral  sellers that participate in Residential  Funding's  AlterNet  Mortgage  Program,  and
Residential  Funding's  Servicing Guide and any other subservicing  arrangements which Residential  Funding has arranged to  accommodate  the servicing of the Mortgage Loans and in each case all  supplements  and amendments thereto published by Residential Funding.

        Purchase  Price:  With  respect to any  Mortgage  Loan (or REO  Property)  required to be or  otherwise purchased on any date pursuant to  Section 2.02,  2.03, 2.04 or 4.07, an amount equal to the sum of (i) 100% of the Stated Principal Balance thereof plus the principal portion of any related  unreimbursed  Advances and (ii)
unpaid  accrued  interest at either (a) the Adjusted  Mortgage  Rate (or Modified Net Mortgage Rate in the case of a Modified  Mortgage Loan) plus the rate per annum at which the Servicing Fee is  calculated,  or (b) in the case of a purchase  made by the Master  Servicer,  at the Net Mortgage  Rate (or Modified Net Mortgage  Rate in
the case of a Modified  Mortgage Loan), in each case on the Stated  Principal  Balance thereof to the first day of the  month  following  the  month of  purchase  from the Due Date to  which  interest  was last  paid by the
Mortgagor.

        Qualified  Substitute  Mortgage  Loan:  A  Mortgage  Loan  substituted  by  Residential  Funding or the
Depositor  for a Deleted  Mortgage  Loan which  must,  on the date of such  substitution,  as  confirmed  in an
Officers' Certificate  delivered to the Trustee, (i) have an outstanding principal balance,  after deduction of the  principal  portion  of  the  monthly  payment  due in the  month  of  substitution  (or in the  case  of a substitution  of more than one Mortgage Loan for a Deleted  Mortgage Loan, an aggregate  outstanding  principal balance,  after such  deduction),  not in excess of the Stated  Principal  Balance of the Deleted Mortgage Loan
(the amount of any shortfall to be deposited by Residential  Funding,  in the Custodial Account in the month of substitution);  (ii) have a Mortgage  Rate and a Net Mortgage Rate no lower than and not more than 1% per annum higher than the Mortgage  Rate and Net Mortgage  Rate,  respectively,  of the Deleted  Mortgage  Loan as of the date of substitution;  (iii) have a Loan-to-Value  Ratio at the time of substitution no higher than that of the
Deleted  Mortgage Loan at the time of  substitution;  (iv) have a remaining term to stated maturity not greater than  (and not more  than one year  less  than)  that of the  Deleted  Mortgage  Loan;  (v)  comply  with  each representation  and  warranty  set forth in  Sections  2.03 and 2.04  hereof and  Section 4  of the  Assignment
Agreement  (other than the  representations  and  warranties  set forth  therein  with respect to the number of loans  (including the related  percentage)  in excess of zero which meet or do not meet a specified  criteria);
(vi) not be 30 days or more  Delinquent;  (vii) not be subject to the  requirements of HOEPA (as defined in the
Assignment  Agreement);  (viii)  have a policy of title  insurance,  in the form and amount that is in material compliance  with the Program  Guide,  that was effective as of the closing of such Mortgage  Loan, is valid and binding,  and remains in full force and effect,  unless the  Mortgage  Property is located in the State of Iowa where an attorney's  certificate has been provided as described in the Program Guide;  (ix) if the Deleted Loan is not a Balloon  Loan,  not be a Balloon Loan;  (x) have a Mortgage Rate that adjusts with the same  frequency and based upon the same  Index as that of the  Deleted  Mortgage  Loan;  (xi) have a Note  Margin not less than that of the  Deleted  Mortgage  Loan;  (xii)  have a  Periodic  Rate Cap  that is equal to that of the  Deleted
Mortgage Loan; and (xiii) have a next Adjustment Date no later than that of the Deleted Mortgage Loan.

        Rating  Agency:  Each of Standard & Poor's and  Moody's.  If any agency or a successor  is no longer in existence,  "Rating  Agency"  shall be such  statistical  credit rating  agency,  or other  comparable  Person, designated  by the  Depositor,  notice  of which  designation  shall be given  to the  Trustee  and the  Master
Servicer.

        Realized Loss:  With respect to each Mortgage Loan (or REO Property) as to which a Cash  Liquidation or
REO Disposition has occurred,  an amount (not less than zero) equal to (i) the Stated Principal  Balance of the
Mortgage  Loan (or REO  Property) as of the date of Cash  Liquidation  or REO  Disposition,  plus (ii) interest
(and REO Imputed  Interest,  if any) at the Net Mortgage  Rate from the Due Date as to which  interest was last paid or advanced to  Certificateholders  up to the last day of the month in which the Cash  Liquidation (or REO
Disposition)  occurred on the Stated  Principal  Balance of such Mortgage  Loan (or REO  Property)  outstanding during  each Due  Period  that such  interest  was not paid or  advanced,  minus  (iii) the  proceeds,  if any, received during the month in which such Cash Liquidation (or REO Disposition)  occurred,  to the extent applied as recoveries of interest at the Net Mortgage  Rate and to principal of the Mortgage  Loan,  net of the portion thereof  reimbursable  to the Master Servicer or any Subservicer  with respect to related  Advances,  Servicing
Advances  or other  expenses  as to which the Master  Servicer or  Subservicer  is  entitled  to  reimbursement thereunder  but which have not been  previously  reimbursed.  With respect to each  Mortgage  Loan which is the subject of a Servicing  Modification,  (a) (1) the amount by which the interest portion of a Monthly Payment or the  principal  balance of such  Mortgage  Loan was reduced or (2) the sum of any other amounts owing under the
Mortgage Loan that were forgiven and that  constitute  Servicing  Advances that are  reimbursable to the Master
Servicer or a  Subservicer,  and (b) any such amount with  respect to a Monthly  Payment that was or would have been due in the month  immediately  following the month in which a Principal  Prepayment or the Purchase  Price of such  Mortgage  Loan is received or is deemed to have been  received.  With  respect to each  Mortgage  Loan which has become the subject of a Deficient  Valuation,  the  difference  between the principal  balance of the
Mortgage Loan  outstanding  immediately  prior to such  Deficient  Valuation  and the principal  balance of the
Mortgage  Loan as reduced by the Deficient  Valuation.  With respect to each Mortgage Loan which has become the object of a Debt Service  Reduction,  the amount of such Debt  Service  Reduction.  Notwithstanding  the above, neither a Deficient  Valuation nor a Debt Service  Reduction  shall be deemed a Realized Loss hereunder so long as the Master  Servicer has notified the Trustee in writing  that the Master  Servicer is  diligently  pursuing any remedies that may exist in connection  with the  representations  and warranties made regarding the related
Mortgage  Loan and  either  (A) the  related  Mortgage  Loan is not in  default  with  regard to  payments  due thereunder  or (B)  delinquent  payments of principal  and  interest  under the related  Mortgage  Loan and any premiums on any applicable  primary hazard  insurance policy and any related escrow payments in respect of such
Mortgage Loan are being  advanced on a current basis by the Master  Servicer or a  Subservicer,  in either case without giving effect to any Debt Service Reduction.

        Realized  Losses  allocated  to the  Class SB  Certificates  shall be  allocated  first to the REMIC II
Regular  Interest SB-IO in reduction of the accrued but unpaid  interest  thereon until such accrued and unpaid interest  shall have been reduced to zero and then to the REMIC II  Regular  Interest SB-PO in reduction of the
Principal Balance thereof.

        To the extent the Master  Servicer  receives  Subsequent  Recoveries with respect to any Mortgage Loan, the amount of the  Realized  Loss with  respect  to that  Mortgage  Loan will be  reduced  to the  extent  such recoveries  are  applied to reduce  the  Certificate  Principal  Balance  of any Class of  Certificates  on any
Distribution Date.

        Record  Date:  With  respect to each  Distribution  Date and the LIBOR  Certificates,  the Business Day
immediately  preceding such  Distribution  Date. With respect to each  Distribution  Date and the  Certificates
(other  than the LIBOR  Certificates),  the  close of  business  on the last  Business  Day of the  month  next preceding  the month in which the related  Distribution  Date  occurs,  except in the case of the first  Record
Date which shall be the Closing Date.

        Reference Bank Rate:  As defined in Section 1.02.

        Regular  Certificates:  The  Class A  Certificates,  Class M  Certificates,  Class B  Certificates  and
Class SB Certificates.

        Relief Act: The  Servicemembers  Civil Relief Act,  formerly  known as the Soldiers' and Sailors' Civil
Relief Act of 1940.

        Relief Act  Shortfalls:  Interest  shortfalls on the Mortgage  Loans  resulting  from the Relief Act or similar legislation or regulations.

        REMIC:  A "real estate  mortgage  investment  conduit"  within the meaning of Section 860D of the Code.
As used herein, the term "REMIC" shall mean REMIC I or REMIC II.

        REMIC I:  The  segregated  pool of assets subject  hereto,  constituting a portion of the primary trust created hereby and to be  administered  hereunder,  exclusive of the Hedge  Agreement,  which are not assets of any REMIC, with respect to which a separate REMIC election is to be made, consisting of:

               (i)    the Mortgage Loans and the related Mortgage Files;

               (ii)   all payments on and  collections  in respect of the Mortgage  Loans due after the Cut-off
        Date (other than Monthly  Payments due in the month of the Cut-off  Date) as shall be on deposit in the
        Custodial Account or in the Certificate Account and identified as belonging to the Trust Fund;

               (iii)  property  which  secured a Mortgage  Loan and which has been  acquired for the benefit of the Certificateholders by foreclosure or deed in lieu of foreclosure;

               (iv)   the hazard insurance policies and Primary Insurance  Policies  pertaining to the Mortgage
        Loans, if any; and

               (v)    all proceeds of clauses (i) through (iv) above.

        REMIC  I Distribution  Amount:  For any Distribution Date, the Available  Distribution  Amount shall be distributed  to the REMIC I Regular  Interests and the  Class R-I  Certificates  in the  following  amounts and priority:

                (i)   to the extent of the Available  Distribution  Amount,  to REMIC II as the holder of REMIC
I Regular  Interests  LT1, LT2, LT3 and LT4, pro rata, in an amount equal to (A) their  Uncertificated  Accrued
Interest for such  Distribution  Date, plus (B) any amounts in respect thereof  remaining  unpaid from previous
Distribution Dates; and

               (ii)   to the extent of the Available  Distribution  Amount  remaining  after the  distributions made  pursuant to clause (i) above,  to REMIC II as the holder of the REMIC I Regular  Interests,  in an amount equal to:

                      (A)    in respect of the REMIC I Regular  Interests  LT2, LT3 and LT4,  their  respective
Principal Distribution Amounts;

                      (B)    in  respect  of  the  REMIC  I  Regular  Interest  LT1  any  remainder  until  the
Uncertificated Principal Balance thereof is reduced to zero;

                      (C)    any  remainder in respect of the REMIC I Regular  Interests  LT2, LT3 and LT4, pro
rata according to their respective  Uncertificated  Principal  Balances as reduced by the distributions  deemed made pursuant to (A) above, until their respective Uncertificated Principal Balances are reduced to zero; and

               (iii)  any remaining amounts to the Holders of the Class R-I Certificates.

        REMIC I  Principal  Reduction  Amounts:  For any Distribution  Date, the amounts by which the principal balances  of the  REMIC I  Regular  Interests  LT1,  LT2,  LT3 and LT4,  respectively,  will be reduced on such
Distribution  Date by the  allocation  of Realized  Losses and the  distribution  of  principal,  determined as follows:

        For purposes of the succeeding formulas the following symbols shall have the meanings set forth below:

        Y1 =   the aggregate  principal balance of the REMIC I Regular Interest LT1 after  distributions on the prior Distribution Date.

        Y2 =   the  principal  balance of the REMIC I  Regular  Interest LT2 after  distributions  on the prior
Distribution Date.

        Y3 =   the  principal  balance of the REMIC I  Regular  Interest LT3 after  distributions  on the prior
Distribution Date.

        Y4 =   the  principal  balance of the REMIC I  Regular  Interest LT4 after  distributions  on the prior
Distribution Date (note:  Y3 = Y4).

        AY1 =  the REMIC I Regular Interest LT1 Principal Reduction Amount.

        AY2 =  the REMIC I Regular Interest LT2 Principal Reduction Amount.

        AY3 =  the REMIC I Regular Interest LT3 Principal Reduction Amount.

        AY4 =  the REMIC I Regular Interest LT4 Principal Reduction Amount.

        P0 =   the aggregate  principal  balance of the REMIC I  Regular  Interests LT1, LT2, LT3 and LT4 after distributions and the allocation of Realized Losses on the prior Distribution Date.

        P1 =   the aggregate  principal  balance of the REMIC I  Regular  Interests LT1, LT2, LT3 and LT4 after distributions and the allocation of Realized Losses to be made on such Distribution Date.

        AP =   P0 - P1 = the  aggregate  of the REMIC I  Regular  Interests  LT1,  LT2,  LT3 and LT4  Principal
Reduction Amounts.

              =the  aggregate  of the  principal  portions  of  Realized  Losses to be  allocated  to,  and the principal  distributions to be made on, the  Certificates on such  Distribution  Date (including  distributions of accrued and unpaid interest on the Class SB Certificates for prior Distribution Dates).

        R0 =   the Net WAC Cap Rate (stated as a monthly rate) after giving effect to amounts  distributed  and
Realized Losses allocated on the prior Distribution Date.

        R1 =   the Net WAC  Cap  Rate  (stated  as a  monthly  rate)  after  giving  effect  to  amounts  to be distributed and Realized Losses to be allocated on such Distribution Date.

        a =    (Y2 + Y3)/P0.  The  initial  value of a on the  Closing  Date for use on the first  Distribution
Date shall be 0.0001.
        a0 =   the  lesser  of  (A)  the  sum  for  all  Classes  of  Certificates,  other  than  the  Class SB
Certificates,  of the  product  for each Class of (i) the  monthly  interest  rate (as limited by the REMIC Net
WAC Rate, if applicable)  for such Class  applicable for  distributions  to be made on such  Distribution  Date and (ii) the aggregate  Certificate  Principal Balance for such Class after distributions and the allocation of
Realized Losses on the prior Distribution Date and (B) R0*P0.

        a1  =  the  lesser  of  (A)  the  sum  for  all  Classes  of  Certificates,  other  than  the  Class SB
Certificates,  of the product for each Class of (i) the monthly  interest rate (as limited by the REMIC Net WAC
Cap Rate,  if  applicable)  for such  Class  applicable  for  distributions  to be made on the next  succeeding
Distribution Date and (ii) the aggregate  Certificate  Principal Balance for such Class after distributions and the allocation of Realized Losses to be made on such Distribution Date and (B) R1*P1.

        Then, based on the foregoing definitions:

        AY1 =  AP - AY2 - AY3 - AY4;

        AY2 =  (a/2){( a0R1 - a1R0)/R0R1};

        AY3 =  aAP - AY2; and

        AY4 =  AY3.

        if both AY2 and AY3, as so determined, are non-negative numbers.  Otherwise:

        (1)    If AY2, as so determined, is negative, then

        AY2 = 0;

        AY3 = a{a1R0P0 - a0R1P1}/{a1R0};

        AY4 = AY3; and

        AY1 = AP - AY2 - AY3 - AY4.

        (2)    If AY3, as so determined, is negative, then

        AY3 = 0;

        AY2 = a{a1R0P0 - a0R1P1}/{2R1R0P1 -  a1R0};

        AY4 = AY3; and

        AY1 = AP - AY2 - AY3 - AY4.

        REMIC I Realized  Losses:  Realized  Losses on the  Mortgage  Loans shall be  allocated  to the REMIC I
Regular  Interests as follows:  The interest portion of Realized Losses on the Mortgage Loans, if any, shall be allocated  among the REMIC I Regular  Interests  LT1, LT2 and LT4 pro rata  according to the amount of interest accrued but unpaid thereon,  in reduction  thereof.  Any interest  portion of such Realized Losses in excess of the amount  allocated  pursuant to the preceding  sentence shall be treated as a principal  portion of Realized
Losses not attributable to any specific Mortgage Loan and allocated pursuant to the succeeding  sentences.  The principal  portion of Realized Losses on the Mortgage  Loans, if any, shall be allocated  first, to the REMIC I
Regular  Interests LT2, LT3 and LT4 pro rata according to their respective  Principal  Reduction Amounts to the extent  thereof in reduction of the  Uncertificated  Principal  Balance of such REMIC I Regular  Interests and, second,  the  remainder,  if any, of such principal  portion of such Realized  Losses shall be allocated to the
REMIC I Regular Interest LT1 in reduction of the Uncertificated Principal Balance thereof.

        REMIC I Regular  Interests:  REMIC I Regular  Interest LT1,  REMIC II  Regular  Interest LT2,  REMIC II
Regular Interest LT3 and REMIC II Regular Interest LT4.

        REMIC I  Regular  Interest  LT1: A regular  interest in REMIC I  that is held as an asset of  REMIC II, that has an initial  principal  balance  equal to the  related  Uncertificated  Principal  Balance,  that bears interest  at the  related  Uncertificated  REMIC I  Pass-Through  Rate,  and that has such  other  terms as are described herein.

        REMIC I Regular Interest LT1 Principal  Distribution  Amount: For any Distribution Date, the excess, if any, of the REMIC I  Regular  Interest  LT1  Principal  Reduction  Amount for such  Distribution  Date over the
Realized Losses allocated to the REMIC I Regular Interest LT1 on such Distribution Date.

        REMIC I Regular Interest LT2: A regular interest in REMIC I that is held as an asset of REMIC II,  that has an initial principal balance equal to the related  Uncertificated  Principal  Balance,  that bears interest at the  related  Uncertificated  REMIC I  Pass-Through  Rate,  and that has such other  terms as are  described herein.

        REMIC I Regular Interest LT2 Principal  Distribution  Amount: For any Distribution Date, the excess, if any, of the REMIC I  Regular  Interest  LT2  Principal  Reduction  Amount for such  Distribution  Date over the
Realized Losses allocated to the REMIC I Regular Interest LT2 on such Distribution Date.

        REMIC I  Regular  Interest  LT3: A regular  interest in REMIC II  that is held as an asset of REMIC II, that has an initial  principal  balance  equal to the  related  Uncertificated  Principal  Balance,  that bears interest  at the  related  Uncertificated  REMIC I  Pass-Through  Rate,  and that has such  other  terms as are described herein.

        REMIC I Regular Interest LT3 Principal  Distribution  Amount: For any Distribution Date, the excess, if any, of the REMIC I  Regular  Interest  LT3  Principal  Reduction  Amount for such  Distribution  Date over the
Realized Losses allocated to the REMIC I Regular Interest LT3 on such Distribution Date.

        REMIC I  Regular  Interest  LT4: A regular  interest in REMIC II  that is held as an asset of REMIC II, that has an initial  principal  balance  equal to the  related  Uncertificated  Principal  Balance,  that bears interest  at the  related  Uncertificated  REMIC I  Pass-Through  Rate,  and that has such  other  terms as are described herein.

        REMIC I Regular Interest LT4 Principal  Distribution  Amount: For any Distribution Date, the excess, if any, of the REMIC I  Regular  Interest  LT4  Principal  Reduction  Amount for such  Distribution  Date over the
Realized Losses allocated to the REMIC I Regular Interest LT4 on such Distribution Date.

        REMIC II:  The segregated  pool of assets subject  hereto,  constituting a portion of the primary trust created  hereby and to be  administered  hereunder,  with respect to which a separate  REMIC  election is to be made, consisting of the REMIC I Regular Interests.

        REMIC II  Regular  Interest  SB-PO:  A  separate  non-certificated  beneficial  ownership  interest  in
REMIC II  issued  hereunder and  designated as a REMIC II Regular  Interest.  REMIC II  Regular  Interest SB-PO
shall have no  entitlement  to interest,  and shall be entitled to  distributions  of principal  subject to the terms and conditions  hereof,  in aggregate amount equal to the initial  Certificate  Principal  Balance of the
Class SB Certificates as set forth in the Preliminary Statement hereto.

        REMIC II  Regular  Interest  SB-IO:  A  separate  non-certificated  beneficial  ownership  interest  in
REMIC II  issued  hereunder and  designated as a REMIC II Regular  Interest.  REMIC II  Regular  Interest SB-IO
shall have no  entitlement  to principal,  and shall be entitled to  distributions  of interest  subject to the terms and  conditions  hereof,  in aggregate  amount equal to the  interest  distributable  with respect to the
Class SB Certificates pursuant to the terms and conditions hereof.

        REMIC II  Regular  Interests:  REMIC II  Regular  Interests SB-IO and SB-PO,  together with the regular interests in REMIC II represented by the Class A  Certificates,  Class M  Certificates and Class B Certificates
exclusive  of the rights of such  Certificates  to  payments  of Basis Risk  Shortfall  Amounts and to payments derived from the Hedge Agreement.

        REMIC Administrator:  Residential Funding  Corporation.  If Residential Funding Corporation is found by a court of  competent  jurisdiction  to no longer be able to fulfill  its  obligations  as REMIC  Administrator under this  Agreement  the Master  Servicer or Trustee  acting as successor  Master  Servicer  shall  appoint a successor  REMIC  Administrator,  subject  to  assumption  of the REMIC  Administrator  obligations  under this
Agreement.

        REMIC Interest  Amount:  For any  Distribution  Date and each  Class of Class A  Certificates,  Class M
Certificates and Class B  Certificates,  the Accrued Certificate Interest for such Class reduced by the portion thereof  attributable to the excess,  if any, of the related  Pass-Through Rate for such Distribution Date over the related REMIC Net WAC Cap Rate for such Distribution Date.

        REMIC Net WAC Cap Rate:  For any  Distribution  Date,  a per annum rate equal to the product of (i) the weighted  average of the Net  Mortgage  Rates (or, if  applicable,  the  Modified  Net  Mortgage  Rates) on the
Mortgage  Loans using the Net  Mortgage  Rates in effect for the Monthly  Payments due on such  Mortgage  Loans during the related Due Period,  weighted on the basis of the respective  Stated Principal  Balances thereof for such  Distribution  Date and (ii) a fraction  equal to 30 divided by the actual  number of days in the  related
Interest Accrual Period.

        REMIC  Provisions:  Provisions  of the  federal  income  tax  law  relating  to  real  estate  mortgage investment  conduits,  which appear at Sections 860A through 860G of Subchapter M of Chapter 1 of the Code, and related  provisions,  and  temporary  and final  regulations  (or,  to the  extent not  inconsistent  with such temporary  or final  regulations,  proposed  regulations)  and  published  rulings,  notices and  announcements promulgated thereunder, as the foregoing may be in effect from time to time.

        REO  Acquisition:  The  acquisition by the Master  Servicer on behalf of the Trustee for the benefit of the Certificateholders of any REO Property pursuant to Section 3.14.

        REO Disposition:  With respect to any REO Property,  a determination by the Master Servicer that it has received  substantially  all Insurance  Proceeds,  Liquidation  Proceeds,  REO Proceeds and other  payments and recoveries  (including  proceeds of a final sale) which the Master Servicer  expects to be finally  recoverable from the sale or other disposition of the REO Property.

        REO Imputed  Interest:  With  respect to any REO  Property,  for any period,  an amount  equivalent  to interest  (at a rate equal to the Net Mortgage  Rate that would have been  applicable  to the related  Mortgage
Loan  had it been  outstanding)  on the  unpaid  principal  balance  of the  Mortgage  Loan  as of the  date of acquisition thereof for such period.

        REO Proceeds:  Proceeds, net of expenses,  received in respect of any REO Property (including,  without limitation,  proceeds  from the rental of the related  Mortgaged  Property)  which  proceeds are required to be deposited into the Custodial Account only upon the related REO Disposition.

        REO  Property:  A Mortgaged  Property  acquired by the Master  Servicer on behalf of the Trust Fund for the benefit of the  Certificateholders  through foreclosure or deed in lieu of foreclosure in connection with a defaulted Mortgage Loan.

        Reportable  Modified  Mortgage  Loan:  Any Mortgage  Loan that (a) has been subject to an interest rate reduction,  (b) has been  subject  to a term  extension  or (c) has had  amounts  owing on such  Mortgage  Loan capitalized by adding such amount to the Stated  Principal  Balance of such Mortgage Loan;  provided,  however, that a Mortgage  Loan modified in  accordance  with (a) above for a temporary  period shall not be a Reportable
Modified  Mortgage  Loan if such  Mortgage  Loan has not been  delinquent in payments of principal and interest for six months since the date of such  modification  if that  interest  rate  reduction  is not made  permanent thereafter.

        Repurchase Event:  As defined in the Assignment Agreement.

        Request for Release:  A request for release,  the form of which is attached as Exhibit G  hereto, or an electronic request in a form acceptable to the Custodian.

        Required  Insurance  Policy:  With respect to any Mortgage Loan, any insurance policy which is required to be  maintained  from time to time  under this  Agreement,  the  Program  Guide or the  related  Subservicing
Agreement in respect of such Mortgage Loan.

        Required  Overcollateralization  Amount:  With  respect  to any  Distribution  Date,  (a)  prior to the
Stepdown Date, an amount equal to 0.60% of the aggregate Stated  Principal  Balance of the Mortgage Loans as of
the Cut-off Date,  (b) on or after the Stepdown  Date if a Trigger  Event is not in effect,  the greater of (i)
an amount equal to 1.20% of the aggregate  outstanding  Stated  Principal  Balance of the Mortgage  Loans after giving effect to distributions  made on that  Distribution  Date and (ii) the  Overcollateralization  Floor and
(c) on or  after  the  Stepdown  Date if a  Trigger  Event  is in  effect,  an  amount  equal  to the  Required
Overcollateralization    Amount   from   the   immediately   preceding    Distribution   Date.   The   Required
Overcollateralization  Amount may be  reduced so long as written  confirmation  is  obtained  from each  Rating
Agency that such reduction  shall not reduce the ratings  assigned to any Class of  Certificates by such Rating
Agency  below the lower of the then  current  rating or the  rating  assigned  to such  Certificates  as of the
Closing Date by such Rating Agency.

        Residential  Funding:  Residential  Funding  Corporation,  a Delaware  corporation,  in its capacity as seller of the Mortgage Loans to the Depositor and any successor thereto.

        Responsible  Officer:  When used with  respect  to the  Trustee,  any  officer of the  Corporate  Trust
Department  of the Trustee,  including  any Senior Vice  President,  any Vice  President,  any  Assistant  Vice
President,  any Assistant Secretary,  any Trust Officer or Assistant Trust Officer, or any other officer of the
Trustee, in each case, with direct responsibility for the administration of this Agreement.

        RFC Exemption:  As defined in Section 5.02(e)(ii).

        Rule 144A:  Rule 144A under the Securities Act of 1933, as in effect from time to time.

        Seller:  With respect to any Mortgage  Loan,  a Person,  including  any  Subservicer,  that  executed a
Seller's Agreement applicable to such Mortgage Loan.

        Seller's  Agreement:  An agreement for the origination and sale of Mortgage Loans generally in the form of the seller  contract  referred  to or  contained  in the  Program  Guide,  or in such other form as has been approved by the Master Servicer and the Depositor.

        Senior  Enhancement  Percentage:  For any Distribution  Date, the fraction,  expressed as a percentage, the  numerator  of  which  is the  sum of (i)  the  aggregate  Certificate  Principal  Balance  of the  Class M
Certificates and Class B  Certificates  and (ii) the  Overcollateralization  Amount,  in each case prior to the distribution of the Principal  Distribution  Amount on such  Distribution  Date and the denominator of which is the aggregate  Stated  Principal  Balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date.

        Servicing Accounts:  The account or accounts created and maintained pursuant to Section 3.08.

        Servicing  Advances:  All  customary,  reasonable  and  necessary  "out of pocket"  costs and  expenses incurred in connection  with a default,  delinquency or other  unanticipated  event by the Master Servicer or a
Subservicer in the  performance of its servicing  obligations,  including,  but not limited to, the cost of (i)
the  preservation,  restoration and protection of a Mortgaged  Property or, with respect to a cooperative loan, the related  cooperative  apartment,  (ii) any  enforcement or judicial  proceedings,  including  foreclosures, including any expenses  incurred in relation to any such  proceedings  that result from the Mortgage Loan being registered on the MERS(R)System,  (iii) the management and liquidation of any REO Property,  (iv) any mitigation procedures  implemented  in  accordance  with  Section 3.07,  and  (v) compliance  with the  obligations  under
Sections 3.01, 3.08, 3.11, 3.12(a) and 3.14,  including,  if the Master Servicer or any Affiliate of the Master
Servicer provides services such as appraisals and brokerage  services that are customarily  provided by Persons other than servicers of mortgage loans, reasonable compensation for such services.

        Servicing  Fee: With respect to any Mortgage Loan and  Distribution  Date,  the fee payable  monthly to the Master  Servicer in respect of master  servicing  compensation  that accrues at an annual rate equal to the
Servicing  Fee Rate  multiplied  by the Stated  Principal  Balance of such  Mortgage Loan as of the related Due
Date in the related Due Period, as may be adjusted pursuant to Section 3.16(e).

        Servicing Fee Rate:  With respect to any Mortgage Loan,  the per annum rate  designated on the Mortgage
Loan  Schedule  as the "MSTR SERV FEE," as may be  adjusted  with  respect to  successor  Master  Servicers  as provided in Section 7.02, which rate shall never be greater than the Mortgage Rate of such Mortgage Loan.

        Servicing  Modification:  Any reduction of the interest rate on or the outstanding principal balance of a Mortgage  Loan,  any extension of the final  maturity date of a Mortgage Loan, and any increase to the Stated
Principal  Balance of a Mortgage Loan by adding to the Stated  Principal  Balance unpaid principal and interest and other amounts owing under the Mortgage  Loan,  in each case pursuant to a  modification  of a Mortgage Loan that is in default,  or for which, in the judgment of the Master  Servicer,  default is reasonably  foreseeable in accordance with Section 3.07(a).

        Servicing  Officer:  Any  officer  of  the  Master  Servicer  involved  in,  or  responsible  for,  the administration  and  servicing of the  Mortgage  Loans whose name and  specimen  signature  appear on a list of servicing  officers  furnished to the Trustee by the Master Servicer on the Closing Date, as such list may from time to time be amended.

        Sixty-Plus  Delinquency  Percentage:  With respect to any Distribution Date and the Mortgage Loans, the arithmetic  average,  for each of the three  Distribution  Dates  ending with such  Distribution  Date,  of the fraction,  expressed as a  percentage,  equal to (x) the  aggregate  Stated  Principal  Balance of the Mortgage
Loans that are 60 or more days  delinquent  in payment of principal  and interest for that  Distribution  Date, including  Mortgage Loans in foreclosure  and REO, over (y) the aggregate  Stated  Principal  Balance of all of the Mortgage Loans immediately preceding that Distribution Date.

        Standard & Poor's:  Standard & Poor's Ratings Services, a division of The McGraw-Hill  Companies,  Inc.
or its successors in interest.

        Startup Date:  The day designated as such pursuant to Article X hereof.

        Stated  Principal  Balance:  With respect to any Mortgage  Loan or related REO  Property,  at any given time,  (i) the sum of (a) the Cut-off Date  Principal  Balance of the Mortgage Loan and (b) any amount by which the Stated  Principal  Balance of the Mortgage Loan has been  increased  pursuant to a Servicing  Modification, minus (ii) the sum of (a) the  principal  portion of the Monthly  Payments  due with  respect to such  Mortgage
Loan or REO  Property  during  each  Due  Period  ending  with  the Due  Period  relating  to the  most  recent
Distribution  Date  which  were  received  or with  respect to which an  Advance  was made,  (b) all  Principal
Prepayments  with respect to such  Mortgage  Loan or REO  Property,  and all  Insurance  Proceeds,  Liquidation
Proceeds  and REO  Proceeds,  to the extent  applied by the Master  Servicer  as  recoveries  of  principal  in accordance  with  Section 3.14  with respect to such  Mortgage  Loan or REO  Property,  in each case which were distributed  pursuant to  Section 4.02  on any previous  Distribution  Date, and (c) any Realized Loss incurred with respect to such  Mortgage  Loan  allocated  to  Certificateholders  with respect  thereto for any previous
Distribution Date.

        Stepdown  Date:  That  Distribution  Date which is the  earlier to occur of (a) the  Distribution  Date immediately  succeeding  the  Distribution  Date on which the aggregate  Certificate  Principal  Balance of the
Class A  Certificates  has been  reduced  to zero and (b) the later to occur of  (i) the  Distribution  Date in
July 2008  and (ii) the first  Distribution  Date on which the  Senior  Enhancement  Percentage  is equal to or greater than 43.90%.

        Subordinate Hedge Agreement:  The confirmation,  dated as of the Closing Date, between the Trustee,  on behalf of the Trust Fund,  and the Hedge  Agreements  Provider,  together  with the 1992 ISDA Master  Agreement incorporated by referenced  therein and the schedules  attached thereto,  relating to the Class M  Certificates and Class B Certificates or any replacement, substitute, collateral or other arrangement in lieu thereof.

        Subordinate Hedge Payment:  For any Distribution  Date, the payment,  if any, due under the Subordinate
Hedge Agreement in respect of such Distribution Date.

        Subordinate  Net WAC Cap Rate:  With respect to the Class M Certificates  and Class B Certificates  and
any  Distribution  Date, the sum of (a) the REMIC Net WAC Cap Rate and (b) the  product of (i) a per annum rate equal to (A) the  Subordinate  Hedge  Payment,  if any,  with  respect to such  Distribution  Date,  divided by
(B) the  aggregate  Certificate  Principal  Balance  of the  Class M  Certificates  and  Class  B  Certificates
immediately  prior to such  Distribution  Date and (ii) a  fraction equal to 30 divided by the actual number of days in the related Interest Accrual Period.

        Subordination:  The provisions described in Section 4.05 relating to the allocation of Realized Losses.

        Subordination  Percentage:  With respect to each Class of Class A  Certificates,  Class M  Certificates and Class B Certificates, the respective percentage set forth below.

                        CLASS               SUBORDINATION PERCENTAGE
                          A                          56.10%
                         M-1                         62.70%
                         M-2                         70.00%
                         M-3                         72.40%
                         M-4                         77.70%
                         M-5                         81.00%
                         M-6                         83.40%
                         M-7                         87.10%
                         M-8                         89.60%
                         M-9                         91.80%
                        M-10                         93.80%
                        M-11                         95.80%
                         B-1                         97.30%
                         B-2                         98.30%
                         B-3                         98.80%

        Subsequent  Recoveries:  As of any Distribution  Date,  amounts received by the Master Servicer (net of any related  expenses  permitted to be  reimbursed  pursuant to  Section 3.10)  or surplus  amounts held by the
Master  Servicer to cover  estimated  expenses  (including,  but not limited to,  recoveries  in respect of the representations  and warranties  made by the related Seller pursuant to the applicable  Seller's  Agreement and assigned  to the  Trustee  pursuant  to  Section 2.04)  specifically  related to a  Mortgage  Loan that was the subject of a Cash Liquidation or an REO Disposition  prior to the related  Prepayment  Period and that resulted in a Realized Loss.
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        Subserviced  Mortgage Loan: Any Mortgage Loan that, at the time of reference  thereto,  is subject to a
Subservicing Agreement.

        Subservicer:  Any Person with whom the Master  Servicer has entered into a  Subservicing  Agreement and who generally  satisfied the requirements  set forth in the Program Guide in respect of the  qualification of a
Subservicer as of the date of its approval as a Subservicer by the Master Servicer.

        Subservicer Advance:  Any delinquent  installment of principal and interest on a Mortgage Loan which is advanced by the related Subservicer (net of its Subservicing Fee) pursuant to the Subservicing Agreement.

        Subservicing Account:  An account established by a Subservicer in accordance with Section 3.08.

        Subservicing  Agreement:  The written contract between the Master Servicer and any Subservicer relating to servicing and  administration  of certain Mortgage Loans as provided in Section 3.02,  generally in the form of the  servicer  contract  referred to or  contained  in the  Program  Guide or in such other form as has been approved by the Master Servicer and the Depositor.

        Subservicing  Fee:  With  respect  to any  Mortgage  Loan,  the  fee  payable  monthly  to the  related
Subservicer  (or,  in the case of a  Nonsubserviced  Mortgage  Loan,  to the  Master  Servicer)  in  respect of subservicing  and other  compensation  that accrues with  respect to each  Distribution  Date at an annual rate designated as "SUBSERV FEE" on the Mortgage Loan Schedule.

        Tax Returns:  The federal  income tax return on Internal  Revenue  Service Form 1066,  U.S. Real Estate
Mortgage  Investment  Conduit Income Tax Return,  including  Schedule Q thereto,  Quarterly  Notice to Residual
Interest  Holders of REMIC  Taxable  Income or Net Loss  Allocation,  or any  successor  forms,  to be filed on behalf of any  REMIC hereunder  due to its classification as a REMIC under the REMIC Provisions,  together with
any  and  all  other   information,   reports  or  returns  that  may  be  required  to  be  furnished  to  the
Certificateholders  or filed with the  Internal  Revenue  Service or any other  governmental  taxing  authority under any applicable provisions of federal, state or local tax laws.

        Telerate Screen Page 3750:  As defined in Section 1.02.

        Transfer: Any direct or indirect transfer,  sale, pledge,  hypothecation or other form of assignment of any Ownership Interest in a Certificate.

        Transfer Affidavit and Agreement: As defined in Section 5.02(e).

        Transferee:  Any Person who is acquiring by Transfer any Ownership Interest in a Certificate.

        Transferor:  Any Person who is disposing by Transfer of any Ownership Interest in a Certificate.

        Trigger  Event:  A Trigger  Event is in effect with  respect to any  Distribution  Date on or after the
Stepdown Date if either (a) the product of 2.70 and the  Sixty-Plus  Delinquency  Percentage,  as determined on that Distribution Date, equals or exceeds the Senior  Enhancement  Percentage for that Distribution Date or (b)
on or after the Distribution  Date in July 2007,  the aggregate amount of Realized Losses on the Mortgage Loans as a percentage of the Cut-Off Date Balance exceeds the applicable amount set forth below:

               July 2007 to June 2008:     1.50% with respect to July 2007,  plus an  additional  1/12th of
                                           1.50% for each month thereafter.

               July 2008 to June 2009:     3.00% with respect to July 2008,  plus an  additional  1/12th of
                                           1.75% for each month thereafter.

               July 2009 to June 2010:     4.75% with respect to July 2009,  plus an  additional  1/12th of
                                           1.25% for each month thereafter.

               July 2010 to June 2011:     6.00% with respect to July 2010,  plus an  additional  1/12th of
                                           0.75% for each month thereafter.

               July 2011 and thereafter:   6.75%.

        Trustee:  As defined in the preamble hereto.

        Trust Fund: The segregated  pool of assets  subject  hereto,  consisting of: (i) the Mortgage Loans and the related  Mortgage  Files;  (ii) all payments on and  collections in respect of the Mortgage Loans due after the Cut-off Date (other than Monthly  Payments due in the month of the Cut-off  Date) as shall be on deposit in the  Custodial  Account  or in  the  Certificate  Account  and  identified  as  belonging  to the  Trust  Fund;
(iii) property   which  secured  a  Mortgage  Loan  and  which  has  been  acquired  for  the  benefit  of  the
Certificateholders  by  foreclosure  or deed in lieu of  foreclosure;  (iv) the hazard  insurance  policies and
Primary  Insurance  Policies  pertaining  to the  Mortgage  Loans,  if any;  and  (v) all  proceeds  of clauses
(i) through (iv) above.

        Uncertificated  Accrued  Interest:  With respect to any REMIC I Regular  Interest for any  Distribution
Date,  one month's  interest at the related  Uncertificated  REMIC I  Pass-Through  Rate for such  Distribution
Date,  accrued  on  its  Uncertificated   Principal  Balance  immediately  prior  to  such  Distribution  Date.
Uncertificated  Accrued Interest for the REMIC I Regular  Interests shall accrue on the basis of a 360-day year consisting of twelve 30-day months.  For purposes of calculating the amount of Uncertificated  Accrued Interest for the REMIC I Regular  Interests for any  Distribution  Date, any Prepayment  Interest  Shortfalls and Relief
Act  Shortfalls  (to the extent not covered by  Compensating  Interest)  relating to the Mortgage Loans for any
Distribution  Date shall be allocated  among REMIC I Regular  Interests  LT1, LT2, LT3 and LT4 pro rata,  based on,  and to the  extent  of,  Uncertificated  Accrued  Interest,  as  calculated  without  application  of this sentence.  Uncertificated  Accrued  Interest on REMIC II Regular  Interest SB-PO shall be zero.  Uncertificated
Accrued  Interest  on  REMIC  II  Regular  Interest SB-IO  for  each  Distribution  Date  shall  equal  Accrued
Certificate Interest for the Class SB Certificates.

        Uncertificated  Principal Balance:  The principal amount of any REMIC I Regular Interest outstanding as of any date of  determination.  The  Uncertificated  Principal  Balance of each REMIC I Regular  Interest shall never be less than zero.  With  respect to the REMIC II Regular  Interest  SB-PO the  initial  amount set forth with respect thereto in the Preliminary  Statement as reduced by  distributions  deemed made in respect thereof pursuant to Section 4.02 and Realized Losses allocated thereto pursuant to Section 4.05.

        Uncertificated  REMIC I  Pass-Through  Rate:  With  respect to any  Distribution  Date and  (i) REMIC I
Regular  Interests  LT1 and LT2, the weighted  average of the Net Mortgage  Rates of the Mortgage  Loans,  (ii)
REMIC I Regular  Interest  LT3,  zero  (0.00%),  and (iii) REMIC I Regular  Interest  LT4,  twice the  weighted average of the Net Mortgage Rates of the Mortgage Loans.

        Uniform Single Attestation  Program for Mortgage Bankers:  The Uniform Single  Attestation  Program for
Mortgage  Bankers,  as published by the Mortgage  Bankers  Association of America and effective with respect to fiscal periods ending on or after December 15, 1995.

        Uninsured  Cause:  Any  cause of  damage to  property  subject  to a  Mortgage  such that the  complete restoration of such property is not fully reimbursable by the hazard insurance policies.

        United States Person: A citizen or resident of the United States,  a corporation,  partnership or other entity  (treated as a corporation  or partnership  for United States  federal  income tax purposes)  created or organized in, or under the laws of, the United States,  any state thereof,  or the District of Columbia (except in the case of a  partnership,  to the extent  provided in Treasury  regulations)  provided  that, for purposes solely of the restrictions on the transfer of Class R  Certificates,  no partnership or other entity treated as a partnership  for United States  federal income tax purposes shall be treated as a United States Person unless all  persons  that own an  interest  in such  partnership  either  directly or through any entity that is not a corporation  for United States federal income tax purposes are required by the applicable  operative  agreement to be United States Persons, or an estate that is described in  Section 7701(a)(30)(D)  of the Code, or a trust that is described in Section 7701(a)(30)(E) of the Code.

        Voting Rights:  The portion of the voting rights of all of the  Certificates  which is allocated to any
Certificate.  98.00% of all of the Voting Rights shall be allocated among Holders of the Class A  Certificates,
Class M  Certificates  and  Class B  Certificates,  in  proportion  to the  outstanding  Certificate  Principal
Balances of their  respective  Certificates;  1% of all of the Voting  Rights shall be allocated to the Holders of the Class SB  Certificates;  and 0.50% of all of the Voting Rights shall be allocated to each of the Holders of the  Class R-I  Certificates  and the  Class R-II  Certificates;  in each  case to be  allocated  among  the
Certificates of such Class in accordance with their respective Percentage Interests.

        Weighted  Average  Maximum Net Mortgage Rate: For any  Distribution  Date, the weighted  average of the
Maximum Net Mortgage  Rates of the  adjustable-rate  Mortgage  Loans,  or Net Mortgage Rates in the case of the fixed-rate  Mortgage  Loans,  multiplied by a fraction  equal to 30 divided by the actual number of days in the related Interest Accrual Period.

Section 1.02.  Determination of LIBOR.

        LIBOR  applicable  to the  calculation  of the  Pass-Through  Rate on the  LIBOR  Certificates  for any
Interest  Accrual  Period  will be  determined  as of each  LIBOR  Rate  Adjustment  Date.  On each  LIBOR Rate
Adjustment  Date, or if such LIBOR Rate  Adjustment  Date is not a Business  Day,  then on the next  succeeding
Business Day,  LIBOR shall be  established by the Trustee and, as to any Interest  Accrual  Period,  will equal the rate for one month United  States  dollar  deposits  that  appears on the  Telerate  Screen Page 3750 as of
11:00 a.m.,  London time, on such LIBOR Rate Adjustment  Date.  "Telerate  Screen  Page 3750" means the display designated  as page 3750 on the Bridge  Telerate  Service (or such other page as may replace  page 3750 on that service for the purpose of displaying  London  interbank  offered rates of major banks).  If such rate does not appear on such page (or such other page as may  replace  that page on that  service,  or if such  service is no longer offered,  LIBOR shall be so established by use of such other service for displaying  LIBOR or comparable rates as may be selected by the Trustee  after  consultation  with the Master  Servicer),  the rate will be the
Reference  Bank  Rate.  The  "Reference  Bank  Rate"  will be  determined  on the  basis of the  rates at which deposits in U.S.  Dollars are offered by the  reference  banks  (which  shall be any three major banks that are engaged in transactions in the London interbank  market,  selected by the Trustee after  consultation  with the
Master  Servicer)  as of 11:00  a.m.,  London  time,  on the LIBOR Rate  Adjustment  Date to prime banks in the
London interbank market for a period of one month in amounts  approximately equal to the aggregate  Certificate
Principal Balance of the LIBOR  Certificates  then outstanding.  The Trustee shall request the principal London office of each of the  reference  banks to provide a  quotation  of its rate.  If at least two such  quotations are  provided,  the rate will be the  arithmetic  mean of the  quotations  rounded up to the next  multiple  of
1/16%.  If on such date fewer than two  quotations  are provided as requested,  the rate will be the arithmetic mean of the  rates  quoted  by one or more  major  banks  in New  York  City,  selected  by the  Trustee  after consultation  with the Master  Servicer,  as of 11:00 a.m.,  New York City time, on such date for loans in U.S.
Dollars to leading  European  banks for a period of one month in amounts  approximately  equal to the aggregate
Certificate  Principal  Balance  of the LIBOR  Certificates  then  outstanding.  If no such  quotations  can be obtained,  the rate will be LIBOR for the prior Distribution Date;  provided however,  if, under the priorities described above,  LIBOR for a Distribution Date would be based on LIBOR for the previous  Distribution Date for the third  consecutive  Distribution  Date,  the Trustee,  shall select an alternative  comparable  index (over which the Trustee has no control),  used for determining  one-month Eurodollar lending rates that is calculated and  published  (or otherwise  made  available) by an  independent  party.  The  establishment  of LIBOR by the
Trustee on any LIBOR Rate Adjustment Date and the Trustee's  subsequent  calculation of the Pass-Through  Rates applicable to the LIBOR  Certificates  for the relevant  Interest  Accrual  Period,  in the absence of manifest error,  will be final and  binding.  Promptly  following  each LIBOR Rate  Adjustment  Date the  Trustee  shall supply the Master  Servicer  with the  results of its  determination  of LIBOR on such date.  Furthermore,  the
Trustee shall supply to any  Certificateholder  so requesting by  calling 1-800-934-6802  the Pass-Through Rate on the LIBOR Certificates for the current and the immediately preceding Interest Accrual Period.
ARTICLE II

                                         CONVEYANCE OF MORTGAGE LOANS;
                                       ORIGINAL ISSUANCE OF CERTIFICATES

Section 2.01.  Conveyance of Mortgage Loans.

(a)     The Depositor,  concurrently with the execution and delivery hereof,  does hereby assign to the Trustee in respect of the Trust Fund  without  recourse all the right,  title and  interest of the  Depositor in and to
(i) the Mortgage  Loans,  including all interest and principal on or with respect to the Mortgage  Loans due on or after the Cut-off Date (other than  Monthly  Payments  due in the month of the Cut-off  Date);  and (ii) all proceeds of the foregoing.

(b)     In connection with such  assignment,  and  contemporaneously  with the delivery of this Agreement,  the
Depositor delivered or caused to be delivered  hereunder to the Trustee,  the Hedge Agreements (the delivery of which shall  evidence that the fixed payments for the Hedge  Agreements  have been paid and the Trustee and the
Trust  Fund shall  have no  further  payment  obligation  thereunder  and that such  fixed  payments  have been authorized  hereby),  and except as set forth in Section 2.01(c)  below and subject to  Section 2.01(d)  below, the Depositor  does hereby deliver to, and deposit with,  the Trustee,  or to and with one or more  Custodians, as the duly appointed agent or agents of the Trustee for such purpose,  the following  documents or instruments
(or copies thereof as permitted by this Section) with respect to each Mortgage Loan so assigned:

(i)     The  original  Mortgage  Note,  endorsed  without  recourse  to the order of the Trustee and showing an unbroken chain of endorsements from the originator  thereof to the Person endorsing it to the Trustee,  or with respect  to any  Destroyed  Mortgage  Note,  an  original  lost  note  affidavit  from the  related  Seller  or
Residential Funding stating that the original Mortgage Note was lost,  misplaced or destroyed,  together with a copy of the related Mortgage Note;

(ii)    The original  Mortgage,  noting the presence of the MIN of the  Mortgage  Loan and language  indicating that the Mortgage Loan is a MOM Loan if the Mortgage Loan is a MOM Loan,  with evidence of recording  indicated
thereon or, if the original  Mortgage has not yet been returned  from the public  recording  office,  a copy of the original Mortgage with evidence of recording indicated thereon;

(iii)   Unless the Mortgage Loan is registered on the MERS(R)System,  the  assignment  (which may be included in one or more blanket  assignments  if permitted by applicable  law) of the Mortgage to the Trustee with evidence of recording indicated thereon or a copy of such assignment with evidence of recording indicated thereon;

(iv)    The original  recorded  assignment or  assignments  of the Mortgage  showing an unbroken chain of title from the  originator to the Person  assigning it to the Trustee (or to MERS, if the Mortgage Loan is registered on the MERS(R)System and noting the presence of a MIN) with  evidence of  recordation  noted thereon or attached thereto,  or a copy of such  assignment or  assignments  of the Mortgage  with evidence of recording  indicated
thereon; and

(v)     The original of each modification,  assumption agreement or preferred loan agreement,  if any, relating to such Mortgage Loan, or a copy of each modification, assumption agreement or preferred loan agreement.

        The   Depositor   may,  in  lieu  of   delivering   the  original  of  the   documents   set  forth  in
Section 2.01(b)(ii),  (iii), (iv) and (v) (or copies thereof as permitted by Section 2.01(b)) to the Trustee or the Custodian or  Custodians,  deliver such  documents to the Master  Servicer,  and the Master  Servicer shall hold such  documents in trust for the use and benefit of all present and future  Certificateholders  until such time as is set forth in the next  sentence.  Within  thirty  Business  Days  following  the  earlier of (i) the receipt of the original of all of the documents or instruments set forth in  Section 2.01(b)(ii),  (iii),  (iv)
and (v) (or copies  thereof as permitted by such Section) for any Mortgage  Loan and (ii) a written  request by the Trustee to deliver  those  documents  with respect to any or all of the  Mortgage  Loans then being held by the Master  Servicer,  the Master Servicer shall deliver a complete set of such documents to the Trustee or the
Custodian or Custodians that are the duly appointed agent or agents of the Trustee.

        The  Depositor,  the Master  Servicer and the Trustee  agree that it is not intended  that any mortgage loan be  included  in the Trust Fund that is (i) a  "High-Cost  Home  Loan" as  defined in the New Jersey  Home
Ownership  Act  effective  November  27, 2003,  (ii) a "High-Cost  Home Loan" as defined in the New Mexico Home
Loan  Protection  Act  effective  January 1, 2004,  (iii) a "High  Cost Home  Mortgage  Loan" as defined in the
Massachusetts  Predatory  Home  Practices  Act  effective  November 7, 2004 or (iv) a "High-Cost  Home Loan" as
defined in the Indiana High Cost Home Loan Law effective January 1, 2005.

(c)     Notwithstanding  the provisions of  Section 2.01(b),  in the event that in connection with any Mortgage
Loan, if the Depositor cannot deliver the original of the Mortgage,  any assignment,  modification,  assumption agreement or preferred  loan  agreement  (or copy thereof as  permitted by  Section 2.01(b))  with  evidence of recording  thereon  concurrently  with the  execution  and  delivery of this  Agreement  because of (i) a delay caused by the public recording office where such Mortgage,  assignment,  modification,  assumption agreement or preferred  loan  agreement  as the case may be,  has been  delivered  for  recordation,  or (ii) a delay in the receipt of certain  information  necessary to prepare the related  assignments,  the Depositor shall deliver or cause  to be  delivered  to the  Trustee  or the  respective  Custodian  a copy of such  Mortgage,  assignment, modification, assumption agreement or preferred loan agreement.

        The Depositor  shall promptly cause to be recorded in the  appropriate  public office for real property records the  Assignment  referred to in clause (iii) of  Section 2.01(b),  except (a) in states  where,  in the opinion of counsel  acceptable to the Master Servicer,  such recording is not required to protect the Trustee's interests  in the  Mortgage  Loan  or (b) if MERS is  identified  on the  Mortgage  or on a  properly  recorded assignment  of the  Mortgage,  as  applicable,  as the  mortgagee of record  solely as nominee for  Residential
Funding and its  successors  and assigns.  If any  Assignment  is lost or returned  unrecorded to the Depositor because of any defect  therein,  the Depositor  shall prepare a substitute  Assignment or cure such defect,  as the case may be, and cause such  Assignment to be recorded in  accordance  with this  paragraph.  The Depositor shall  promptly  deliver or cause to be delivered to the Trustee or the  respective  Custodian such Mortgage or
Assignment,  as  applicable  (or copy  thereof as  permitted by  Section 2.01(b)),  with  evidence of recording indicated  thereon upon receipt  thereof from the public  recording  office or from the related  Subservicer or
Seller.

        If the  Depositor  delivers to the Trustee or Custodian  any Mortgage Note or Assignment of Mortgage in
blank,  the Depositor  shall,  or shall cause the Custodian to,  complete the  endorsement of the Mortgage Note and the  Assignment  of  Mortgage  in the name of the Trustee in  conjunction  with the  Interim  Certification issued by the Custodian, as contemplated by Section 2.02.

        Any of the items set forth in Sections 2.01(b)(ii),  (iii), (iv) and (v) and that may be delivered as a copy rather than the original may be delivered to the Trustee or the Custodian.

        In connection  with the assignment of any Mortgage Loan  registered on the MERS(R)System,  the Depositor further agrees that it will cause, at the  Depositor's  own expense,  within 30 Business Days after the Closing
Date,  the MERS(R)System to  indicate  that such  Mortgage  Loans have been  assigned by the  Depositor  to the
Trustee  in  accordance  with this  Agreement  for the  benefit  of the  Certificateholders  by  including  (or deleting,  in the case of Mortgage  Loans which are  repurchased  in  accordance  with this  Agreement) in such computer files (a) the code in the field which  identifies  the specific  Trustee and (b) the code in the field
"Pool Field" which  identifies the series of the  Certificates  issued in connection  with such Mortgage Loans.
The  Depositor  further  agrees that it will not,  and will not permit the Master  Servicer  to, and the Master
Servicer  agrees that it will not,  alter the codes  referenced in this  paragraph with respect to any Mortgage
Loan during the term of this Agreement  unless and until such Mortgage Loan is  repurchased in accordance  with the terms of this Agreement.

(d)     It is intended that the  conveyances  by the Depositor to the Trustee of the Mortgage Loans as provided for in this  Section 2.01 and the  Uncertificated  Regular Interests be construed as a sale by the Depositor to the  Trustee  of  the  Mortgage  Loans  and  the  Uncertificated  Regular  Interests  for  the  benefit  of the
Certificateholders.  Further,  it is not  intended  that any such  conveyance  be  deemed to be a pledge of the
Mortgage  Loans and the  Uncertificated  Regular  Interests by the Depositor to the Trustee to secure a debt or other  obligation  of the  Depositor.  Nonetheless,  (a) this  Agreement  is  intended  to be and  hereby  is a security  agreement  within the meaning of  Articles 8 and 9 of the New York  Uniform  Commercial  Code and the
Uniform  Commercial  Code of any  other  applicable  jurisdiction;  (b) the  conveyances  provided  for in this
Section 2.01  shall be deemed to be (1) a grant by the  Depositor to the Trustee of a security  interest in all of the Depositor's right (including the power to convey title thereto),  title and interest,  whether now owned or hereafter  acquired,  in and to (A) the Mortgage Loans,  including the related  Mortgage Note, the Mortgage, any insurance  policies and all other documents in the related  Mortgage File, (B) all amounts payable pursuant to the Mortgage Loans in accordance with the terms thereof,  (C) any  Uncertificated  Regular Interests and any and all general intangibles,  payment intangibles,  accounts,  chattel paper,  instruments,  documents,  money, deposit  accounts,  certificates  of  deposit,  goods,  letters  of credit,  advices  of credit and  investment property and other property of whatever kind or description now existing or hereafter  acquired  consisting of, arising  from or  relating  to any of the  foregoing,  and (D) all  proceeds of the  conversion,  voluntary  or involuntary,  of the  foregoing  into  cash,  instruments,  securities  or other  property,  including  without limitation  all  amounts  from  time to time held or  invested  in the  Certificate  Account  or the  Custodial
Account,  whether in the form of cash,  instruments,  securities or other property and (2) an assignment by the
Depositor to the Trustee of any security  interest in any and all of  Residential  Funding's  right  (including the power to convey title  thereto),  title and interest,  whether now owned or hereafter  acquired,  in and to the property  described in the foregoing  clauses  (1)(A),  (B), (C) and (D) granted by Residential  Funding to the Depositor  pursuant to the Assignment  Agreement;  (c) the possession by the Trustee,  the Custodian or any other  agent of the  Trustee of Mortgage  Notes or such other  items of  property  as  constitute  instruments, money, payment  intangibles,  negotiable  documents,  goods,  deposit accounts,  letters of credit,  advices of credit,  investment  property,  certificated  securities or chattel paper shall be deemed to be  "possession by the secured  party," or possession by a purchaser or a person  designated by such secured  party,  for purposes of  perfecting  the  security  interest  pursuant  to the  Minnesota  Uniform  Commercial  Code and the Uniform
Commercial Code of any other applicable  jurisdiction as in effect  (including,  without  limitation,  Sections
8-106, 9-313 and 9-106 thereof);  and (d) notifications to persons holding such property,  and acknowledgments, receipts  or  confirmations  from  persons  holding  such  property,  shall  be  deemed  notifications  to,  or acknowledgments,  receipts or confirmations from, securities  intermediaries,  bailees or agents of, or persons holding  for,  (as  applicable)  the  Trustee  for the  purpose of  perfecting  such  security  interest  under applicable law.

        The Depositor and, at the  Depositor's  direction,  Residential  Funding and the Trustee shall,  to the extent  consistent  with this Agreement,  take such  reasonable  actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans and the  Uncertificated  Regular
Interests and the other  property  described  above,  such security  interest would be deemed to be a perfected security  interest of first  priority under  applicable law and will be maintained as such  throughout the term of this Agreement.  Without  limiting the generality of the foregoing,  the Depositor shall prepare and deliver to the Trustee not less than 15 days prior to any filing date and,  the Trustee  shall  forward for filing,  or shall cause to be forwarded  for filing,  at the expense of the  Depositor,  all filings  necessary to maintain the  effectiveness  of any original  filings  necessary  under the Uniform  Commercial Code as in effect in any jurisdiction  to  perfect  the  Trustee's  security  interest  in  or  lien  on  the  Mortgage  Loans  and  the
Uncertificated Regular Interests,  as evidenced by an Officers Certificate of the Depositor,  including without limitation (x)  continuation  statements,  and (y) such other statements as may be occasioned by (1) any change of name of  Residential  Funding,  the  Depositor or the Trustee (such  preparation  and filing shall be at the expense of the Trustee,  if occasioned by a change in the  Trustee's  name),  (2) any change of location of the place of business or the chief executive  office of Residential  Funding or the Depositor,  (3) any transfer of any interest of  Residential  Funding or the Depositor in any Mortgage Loan or (4) any transfer of any interest of Residential Funding or the Depositor in any Uncertificated Regular Interests.

Section 2.02.  Acceptance by Trustee.

        The Trustee  acknowledges receipt (or, with respect to Mortgage Loans subject to a Custodial Agreement, and based  solely  upon a receipt  or  certification  executed  by the  Custodian,  receipt  by the  respective
Custodian  as the duly  appointed  agent of the  Trustee) of the  documents  referred to in  Section 2.01(b)(i)
above (except that for purposes of such  acknowledgement  only, a Mortgage Note may be endorsed in blank and an
Assignment  of Mortgage  may be in blank) and  declares  that it, or a Custodian  as its agent,  holds and will hold such documents and the other  documents  constituting  a part of the Mortgage Files  delivered to it, or a
Custodian  as its agent,  in trust for the use and benefit of all present  and future  Certificateholders.  The
Trustee or Custodian (such Custodian being so obligated under a Custodial  Agreement)  agrees,  for the benefit of  Certificateholders,  to review each Mortgage  File  delivered to it pursuant to  Section 2.01(b)  within 90 days  after  the  Closing  Date to  ascertain  that  all  required  documents  (specifically  as set  forth  in
Section 2.01(b)),  have been  executed and  received,  and that such  documents  relate to the  Mortgage  Loans identified on the Mortgage Loan  Schedule,  as  supplemented,  that have been conveyed to it, and to deliver to the  Trustee a  certificate  (the  "Interim  Certification")  to the effect that all  documents  required to be delivered pursuant to  Section 2.01(b)  above have been executed and received and that such documents relate to the Mortgage  Loans  identified on the Mortgage Loan Schedule,  except for any exceptions  listed on Schedule A attached to such Interim  Certification.  Upon  delivery of the Mortgage  Files by the  Depositor or the Master
Servicer,  the Trustee shall  acknowledge  receipt (or,  with respect to Mortgage  Loans subject to a Custodial
Agreement,  and based  solely  upon a receipt  or  certification  executed  by the  Custodian,  receipt  by the respective  Custodian  as  the  duly  appointed  agent  of  the  Trustee)  of  the  documents  referred  to  in
Section 2.01(b) above.

        If the  Custodian,  as the Trustee's  agent,  finds any document or documents  constituting a part of a
Mortgage File to be missing or defective,  upon receipt of notification  from the Custodian as specified in the succeeding  sentence,  the  Trustee  shall  promptly  so notify or cause the  Custodian  to notify  the  Master
Servicer and the  Depositor.  Pursuant to  Section 2.3  of the Custodial  Agreement,  the Custodian will notify the Master  Servicer,  the  Depositor  and the Trustee of any such omission or defect found by it in respect of any Mortgage  File held by it in respect of the items  received by it pursuant to the Custodial  Agreement.  If such  omission or defect  materially  and adversely  affects the interests in the related  Mortgage Loan of the
Certificateholders,  the Master  Servicer  shall  promptly  notify the  related  Subservicer  or Seller of such omission or defect and request that such  Subservicer  or Seller correct or cure such omission or defect within
60 days from the date the Master  Servicer was notified of such omission or defect and, if such  Subservicer or
Seller does not correct or cure such omission or defect  within such period,  that such  Subservicer  or Seller purchase such Mortgage Loan from the Trust Fund at its Purchase  Price,  in either case within 90 days from the date the Master  Servicer  was  notified of such  omission or defect;  provided  that if the omission or defect would cause the Mortgage Loan to be other than a "qualified mortgage" as defined in  Section 860G(a)(3)  of the
Code,  any such cure or  repurchase  must occur  within 90 days from the date such breach was  discovered.  The
Purchase  Price for any such Mortgage Loan shall be deposited or caused to be deposited by the Master  Servicer in the  Custodial  Account  maintained  by it  pursuant to  Section 3.07  and,  upon  receipt by the Trustee of written notification of such deposit signed by a Servicing Officer,  the Trustee or any Custodian,  as the case may be,  shall  release to the Master  Servicer the related  Mortgage  File and the Trustee  shall  execute and deliver  such  instruments  of transfer or  assignment  prepared by the Master  Servicer,  in each case without recourse,  as shall be necessary to vest in the Subservicer or Seller or its designee,  as the case may be, any
Mortgage  Loan  released  pursuant  hereto and  thereafter  such  Mortgage  Loan shall not be part of the Trust
Fund. In furtherance of the foregoing and  Section 2.04,  if the  Subservicer or Seller or Residential  Funding
that  repurchases  the  Mortgage  Loan is not a member  of MERS and the  Mortgage  is  registered  on the MERS(R)
System,  the Master Servicer,  at its own expense and without any right of  reimbursement,  shall cause MERS to execute and deliver an  assignment  of the Mortgage in  recordable  form to transfer the Mortgage  from MERS to such  Subservicer  or  Seller  or  Residential  Funding  and shall  cause  such  Mortgage  to be  removed  from registration  on the MERS(R)System in accordance with MERS' rules and  regulations.  It is understood and agreed that the  obligation  of the  Subservicer  or Seller,  to so cure or purchase any  Mortgage  Loan as to which a material and adverse defect in or omission of a constituent  document  exists shall  constitute the sole remedy
respecting   such  defect  or  omission   available  to   Certificateholders   or  the  Trustee  on  behalf  of
Certificateholders.

Section 2.03.  Representations, Warranties and Covenants of the Master Servicer and the Depositor.

(a)     The  Master  Servicer  hereby   represents  and  warrants  to  the  Trustee  for  the  benefit  of  the
Certificateholders that:

(i)     The Master Servicer is a corporation  duly organized,  validly  existing and in good standing under the laws  governing  its  creation and  existence  and is or will be in  compliance  with the laws of each state in which any Mortgaged  Property is located to the extent necessary to ensure the  enforceability of each Mortgage
Loan in accordance with the terms of this Agreement;

(ii)    The execution and delivery of this Agreement by the Master  Servicer and its performance and compliance with the terms of this  Agreement  will not violate  the Master  Servicer's  Certificate  of  Incorporation  or
Bylaws or  constitute  a material  default (or an event  which,  with notice or lapse of time,  or both,  would constitute a material  default) under, or result in the material  breach of, any material  contract,  agreement or other  instrument to which the Master  Servicer is a party or which may be applicable to the Master Servicer or any of its assets;

(iii)   This Agreement,  assuming due  authorization,  execution and delivery by the Trustee and the Depositor, constitutes  a  valid,  legal  and  binding  obligation  of the  Master  Servicer,  enforceable  against  it in accordance with the terms hereof subject to applicable bankruptcy, insolvency,  reorganization,  moratorium and other laws  affecting the  enforcement  of  creditors'  rights  generally and to general  principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law;

(iv)    The Master  Servicer is not in default  with  respect to any order or decree of any court or any order, regulation  or demand of any federal,  state,  municipal  or  governmental  agency,  which  default  might have consequences  that would  materially and adversely  affect the condition  (financial or other) or operations of the Master Servicer or its properties or might have  consequences  that would  materially  adversely affect its performance hereunder;

(v)     No litigation is pending or, to the best of the Master  Servicer's  knowledge,  threatened  against the
Master  Servicer  which would prohibit its entering into this  Agreement or performing  its  obligations  under this Agreement;

(vi)    The Master  Servicer  shall comply in all material  respects in the  performance of this Agreement with all reasonable rules and requirements of each insurer under each Required Insurance Policy;

(vii)   No information,  certificate of an officer,  statement  furnished in writing or report delivered to the
Depositor,  any Affiliate of the Depositor or the Trustee by the Master  Servicer will, to the knowledge of the
Master  Servicer,  contain any untrue  statement of a material fact or omit a material  fact  necessary to make the information, certificate, statement or report not misleading;

(viii)  The Master Servicer has examined each existing,  and will examine each new, Subservicing  Agreement and is or will be familiar  with the terms  thereof.  The terms of each  existing  Subservicing  Agreement and each designated  Subservicer are acceptable to the Master Servicer and any new  Subservicing  Agreements will comply with the provisions of Section 3.02;

(ix)    The Master  Servicer is a member of MERS in good  standing,  and will comply in all  material  respects with the rules  and  procedures  of MERS in  connection  with the  servicing  of the  Mortgage  Loans  that are registered with MERS; and

(x)     The  Servicing  Guide of the Master  Servicer  requires  that the  Subservicer  for each  Mortgage Loan accurately and fully reports its borrower credit files to each of the Credit Repositories in a timely manner.

It is understood and agreed that the  representations  and warranties set forth in this  Section 2.03(a)  shall survive  delivery of the respective  Mortgage  Files to the Trustee or any Custodian.  Upon discovery by either the  Depositor,  the  Master  Servicer,  the  Trustee or any  Custodian  of a breach of any  representation  or warranty  set forth in this  Section 2.03(a)  which  materially  and  adversely  affects the  interests  of the
Certificateholders  in any Mortgage  Loan, the party  discovering  such breach shall give prompt written notice to the other parties (any  Custodian  being so obligated  under a Custodial  Agreement).  Within 90 days of its discovery or its receipt of notice of such  breach,  the Master  Servicer  shall either (i) cure such breach in all material  respects or (ii) to the extent that such breach is with  respect to a Mortgage  Loan or a related document,  purchase such  Mortgage  Loan from the Trust Fund at the Purchase  Price and in the manner set forth in  Section 2.02;  provided  that if the breach  would cause the  Mortgage  Loan to be other than a  "qualified mortgage" as defined in  Section 860G(a)(3)  of the Code, any such cure or repurchase must occur within 90 days from the date such breach was  discovered.  The obligation of the Master  Servicer to cure such breach or to so purchase such Mortgage Loan shall  constitute  the sole remedy in respect of a breach of a  representation  and warranty  set forth in this  Section 2.03(a)  available to the  Certificateholders  or the Trustee on behalf of the Certificateholders.

(b)     The Depositor hereby  represents and warrants to the Trustee for the benefit of the  Certificateholders that as of the Closing Date (or, if otherwise  specified  below, as of the date so specified):  (i) immediately prior to the  conveyance  of the Mortgage  Loans to the Trustee,  the  Depositor had good title to, and was the sole owner of, each Mortgage Loan free and clear of any pledge,  lien,  encumbrance or security interest (other than rights to servicing and related  compensation)  and such  conveyance  validly  transfers  ownership of the
Mortgage Loans to the Trustee free and clear of any pledge, lien,  encumbrance or security interest;  (ii) each
Mortgage  Loan  constitutes  a  qualified  mortgage  under  Section 860G(a)(3)(A)  of  the  Code  and  Treasury
Regulations  Section 1.860G-2(a)(1);  and  (iii) that  with respect to the  transactions  contemplated  by this
Agreement,  in the private placement  memorandum  relating to the Class B Certificates the Depositor has agreed as follows:

        NOTWITHSTANDING  ANY OTHER  EXPRESS OR IMPLIED  AGREEMENT TO THE  CONTRARY,  THE  COMPANY,  THE
        INITIAL  PURCHASER,  AND  EACH  RECIPIENT  HEREOF  AGREE  THAT  EACH OF THEM  AND EACH OF THEIR
        EMPLOYEES,  REPRESENTATIVES,  AND OTHER AGENTS MAY DISCLOSE,  IMMEDIATELY UPON  COMMENCEMENT OF
        DISCUSSIONS,  TO ANY AND ALL PERSONS,  WITHOUT  LIMITATION  OF ANY KIND,  THE TAX TREATMENT AND
        TAX STRUCTURE OF THE  TRANSACTION  AND ALL MATERIALS OF ANY KIND  (INCLUDING  OPINIONS OR OTHER
        TAX  ANALYSES)  THAT  ARE  PROVIDED  TO ANY OF THEM  RELATING  TO SUCH  TAX  TREATMENT  AND TAX
        STRUCTURE,  EXCEPT WHERE  CONFIDENTIALITY  IS REASONABLY  NECESSARY TO COMPLY WITH U.S. FEDERAL
        OR STATE  SECURITIES  LAWS. FOR PURPOSES OF THIS PARAGRAPH,  THE TERMS "TAX," "TAX  TREATMENT,"
        "TAX STRUCTURE," AND "TAX BENEFIT" ARE DEFINED UNDER TREASURY REGULATIONss.1.6011-4(C).

        It is understood and agreed that the representations  and warranties set forth in this  Section 2.03(b)
shall survive delivery of the respective Mortgage Files to the Trustee or any Custodian.

        Upon discovery by any of the Depositor,  the Master Servicer,  the Trustee or any Custodian of a breach of any of the representations and warranties set forth in this  Section 2.03(b)  which materially and adversely affects the interests of the  Certificateholders  in any Mortgage Loan, the party discovering such breach shall give  prompt  written  notice  to the  other  parties(any  Custodian  being  so  obligated  under  a  Custodial
Agreement);  provided,  however,  that in the event of a breach of the representation and warranty set forth in
Section 2.03(b)(ii),  the party  discovering  such breach shall give such notice within five days of discovery.
Within 90 days of its discovery or its receipt of notice of breach,  the Depositor  shall either  (i) cure such breach in all material  respects or (ii) purchase  such Mortgage Loan from the Trust Fund at the Purchase Price and in the manner set forth in  Section 2.02;  provided that the Depositor  shall have the option to substitute a Qualified  Substitute  Mortgage Loan or Loans for such Mortgage Loan if such  substitution  occurs within two years  following the Closing Date;  provided that if the omission or defect would cause the Mortgage Loan to be other than a "qualified  mortgage" as defined in  Section 860G(a)(3)  of the Code, any such cure,  substitution or  repurchase  must occur  within 90 days from the date such  breach  was  discovered.  Any such  substitution shall be  effected by the  Depositor  under the same terms and  conditions  as  provided  in  Section 2.04  for substitutions  by  Residential  Funding.  It is understood  and agreed that the  obligation of the Depositor to cure such breach or to so purchase or  substitute  for any Mortgage Loan as to which such a breach has occurred and is continuing shall constitute the sole remedy  respecting such breach available to the  Certificateholders or the Trustee on behalf of the  Certificateholders.  Notwithstanding  the foregoing,  the Depositor  shall not be required to cure breaches or purchase or substitute for Mortgage  Loans as provided in this  Section 2.03(b)
if the substance of the breach of a representation  set forth above also  constitutes  fraud in the origination of the Mortgage Loan.

Section 2.04.  Representations and Warranties of Sellers.

        The Depositor,  as assignee of Residential  Funding under the Assignment  Agreement,  hereby assigns to the Trustee for the benefit of the  Certificateholders  all of its right,  title and interest in respect of the
Assignment  Agreement and each Seller's Agreement  applicable to a Mortgage Loan as and to the extent set forth in the Assignment  Agreement.  Insofar as the Assignment  Agreement or such Seller's  Agreement  relates to the representations  and warranties  made by Residential  Funding or the related Seller in respect of such Mortgage
Loan and any remedies provided thereunder for any breach of such  representations  and warranties,  such right,
title  and   interest   may  be   enforced   by  the  Master   Servicer  on  behalf  of  the  Trustee  and  the
Certificateholders.  Upon the discovery by the  Depositor,  the Master  Servicer,  the Trustee or any Custodian
of a breach of any of the  representations  and  warranties  made in a  Seller's  Agreement  or the  Assignment
Agreement in respect of any Mortgage Loan or of any Repurchase  Event which  materially  and adversely  affects the interests of the  Certificateholders  in such Mortgage Loan, the party  discovering  such breach shall give prompt written  notice to the other  parties(any  Custodian  being so obligated  under a Custodial  Agreement).
The Master  Servicer  shall  promptly  notify the  related  Seller and  Residential  Funding of such  breach or
Repurchase  Event and  request  that  such  Seller  or  Residential  Funding  either  (i) cure  such  breach or
Repurchase  Event in all  material  respects  within 90 days from the date the Master  Servicer was notified of such breach or Repurchase Event or  (ii) purchase  such Mortgage Loan from the Trust Fund at the Purchase Price and in the manner set forth in Section 2.02.

        Upon the discovery by the Depositor,  the Master Servicer,  the Trustee or any Custodian of a breach of any of such  representations  and warranties  set forth in the Assignment  Agreement in respect of any Mortgage
Loan which  materially  and adversely  affects the interests of the  Certificateholders  in such Mortgage Loan, the party  discovering  such breach shall give prompt written notice to the other parties (any Custodian  being so  obligated  under a  Custodial  Agreement)  at the same time as notice is given  pursuant  to the  preceding paragraph of any  corresponding  breach of representation  or warranty made in Seller's  Agreement.  The Master
Servicer shall promptly notify  Residential  Funding of such breach of a  representation  or warranty set forth in the Assignment  Agreement and request that  Residential  Funding either (i) cure such breach in all material respects  within 90 days from the date the Master  Servicer was notified of such breach or (ii)  purchase  such
Mortgage  Loan from the Trust  Fund  within 90 days of the date of such  written  notice of such  breach at the
Purchase  Price  and in the  manner  set  forth in  Section 2.02,  but only if the  Mortgage  Loan has not been purchased by the Seller due to a breach of  representation  and warranty of the related  Seller's  Agreement as set forth in the preceding  paragraph;  provided that Residential Funding shall have the option to substitute a
Qualified  Substitute  Mortgage  Loan or Loans for such Mortgage  Loan if such  substitution  occurs within two years  following the Closing  Date;  provided that if the breach would cause the Mortgage Loan to be other than a "qualified mortgage" as defined in  Section 860G(a)(3)  of the Code, any such cure or substitution must occur within 90 days from the date the breach was  discovered.  If the breach of  representation  and  warranty  that gave rise to the  obligation  to  repurchase  or  substitute  a Mortgage  Loan  pursuant  to  Section 4  of the
Assignment  Agreement was the  representation  and warranty set forth in clause  (xlvii) of Section 4  thereof, then the Master Servicer shall request that Residential  Funding pay to the Trust Fund,  concurrently  with and in addition to the remedies provided in the preceding  sentence,  an amount equal to any liability,  penalty or expense that was actually  incurred and paid out of or on behalf of the Trust Fund, and that directly  resulted from such breach,  or if incurred and paid by the Trust Fund  thereafter,  concurrently  with such payment.  In the event that  Residential  Funding elects to substitute a Qualified  Substitute  Mortgage Loan or Loans for a
Deleted Mortgage Loan pursuant to this Section 2.04,  Residential  Funding shall deliver to the Trustee for the benefit of the  Certificateholders  with  respect to such  Qualified  Substitute  Mortgage  Loan or Loans,  the original  Mortgage  Note,  the  Mortgage,  an Assignment  of the Mortgage in  recordable  form,  and such other documents  and  agreements  as are required by  Section 2.01,  with the Mortgage  Note  endorsed as required by
Section 2.01.  No  substitution  will be made in any  calendar  month  after  the  Determination  Date for such month.  Monthly Payments due with respect to Qualified  Substitute  Mortgage Loans in the month of substitution shall not be part of the Trust Fund and will be  retained  by the Master  Servicer  and  remitted by the Master
Servicer to  Residential  Funding on the next  succeeding  Distribution  Date.  For the month of  substitution, distributions  to the  Certificateholders  will include the Monthly Payment due on a Deleted  Mortgage Loan for
such month and thereafter  Residential  Funding shall be entitled to retain all amounts  received in respect of such  Deleted  Mortgage  Loan.  The Master  Servicer  shall  amend or cause to be  amended  the  Mortgage  Loan
Schedule for the benefit of the  Certificateholders  to reflect the removal of such Deleted  Mortgage  Loan and the substitution of the Qualified  Substitute  Mortgage Loan or Loans and the Master Servicer shall deliver the amended  Mortgage Loan Schedule to the Trustee.  Upon such  substitution,  the  Qualified  Substitute  Mortgage
Loan or Loans shall be subject to the terms of this  Agreement  and the related  Subservicing  Agreement in all respects,  the related Seller shall be deemed to have made the  representations  and warranties with respect to the Qualified  Substitute  Mortgage Loan made in the related Seller  Agreements as of the date of substitution,
Residential  Funding  shall be deemed to have made the  representations  and  warranties  with  respect  to the
Qualified  Substitute  Mortgage Loan (other than those of a  statistical  nature)  contained in the  Assignment
Agreement as of the date of substitution,  and the covenants,  representations and warranties set forth in this
Section 2.04, and in Section 2.03(b) hereof.

        In connection with the substitution of one or more Qualified  Substitute Mortgage Loans for one or more
Deleted  Mortgage  Loans,  the Master  Servicer  shall  determine  the  amount (if any) by which the  aggregate principal balance of all such Qualified  Substitute  Mortgage Loans as of the date of substitution is less than the aggregate  Stated Principal  Balance of all such Deleted Mortgage Loans (in each case after  application of the principal  portion of the Monthly  Payments due in the month of substitution  that are to be distributed to the  Certificateholders  in the month of substitution).  Residential Funding shall deposit or cause the related
Seller to deposit the amount of such shortfall into the Custodial  Account on the day of substitution,  without any  reimbursement  therefor.  Residential  Funding  shall give notice in writing to the Trustee of such event, which notice shall be  accompanied  by an Officers'  Certificate  as to the  calculation  of such shortfall and
(subject  to  Section 10.01(f))  by an Opinion of Counsel to the effect that such  substitution  will not cause
(a) any federal tax to be imposed on the Trust Fund,  including without limitation,  any federal tax imposed on
"prohibited  transactions" under  Section 860F(a)(1)  of the Code or on "contributions  after the startup date"
under  Section 860G(d)(1)  of the Code or (b) any portion of any REMIC created  hereunder to fail to qualify as a REMIC at any time that any Certificate is outstanding.

        It is understood and agreed that the obligation of the Seller or Residential  Funding,  as the case may be, to cure such breach or purchase (and in the case of  Residential  Funding to substitute  for) such Mortgage
Loan as to which such a breach has occurred and is  continuing  and to make any  additional  payments  required under the  Assignment  Agreement  in  connection  with a breach of the  representation  and  warranty in clause
(xlvii) of  Section 4  thereof  shall  constitute  the sole  remedy  respecting  such breach  available  to the
Certificateholders  or the Trustee on behalf of the  Certificateholders.  If the Master Servicer is Residential
Funding,  then the Trustee  shall also have the right to give the  notification  and  require  the  purchase or substitution  provided for in the second preceding  paragraph in the event of such a breach of a representation or warranty made by Residential  Funding in the  Assignment  Agreement.  In connection  with the purchase of or substitution  for any such  Mortgage  Loan by  Residential  Funding,  the Trustee  shall assign to  Residential
Funding  all of the  right,  title and  interest  in  respect  of the  Seller's  Agreement  and the  Assignment
Agreement applicable to such Mortgage Loan.

Section 2.05.  Execution and Authentication of Certificates; Conveyance of REMIC I Regular Interests.

(a)     The Trustee  acknowledges  the  assignment to it of the Mortgage Loans and the delivery of the Mortgage
Files to it, or any Custodian on its behalf,  subject to any exceptions noted,  together with the assignment to it of all other  assets  included  in the Trust  Fund,  receipt of which is hereby  acknowledged.  Concurrently with such  delivery and in exchange  therefor,  the Trustee,  pursuant to the written  request of the Depositor executed by an officer of the Depositor,  has executed and caused to be authenticated  and delivered to or upon the order of the Depositor  the  Certificates  in  authorized  denominations  which  evidence  ownership of the entire Trust Fund.

(b)     The Depositor,  concurrently with the execution and delivery hereof, does hereby transfer,  assign, set over and otherwise  convey in trust to the Trustee  without  recourse all the right,  title and interest of the
Depositor in and to the REMIC I  Regular  Interests for the benefit of the holders of the Regular  Certificates and the Class R-II  certificates.  The Trustee  acknowledges  receipt of the REMIC I Regular Interests (each of which are  uncertificated)  and declares  that it holds and will hold the same in trust for the  exclusive  use and  benefit of the  holders  of the  Regular  Certificates  and the  Class R-II  Certificates.  The  interests evidenced  by the  Class R-II  Certificate,  together  with the  Regular  Certificates,  constitute  the entire beneficial ownership interest in REMIC II.

Section 2.06.  Purposes and Powers of the Trust.

        The purpose of the trust, as created hereunder, is to engage in the following activities:

        (a)    to sell the Certificates to the Depositor in exchange for the Mortgage Loans;

        (b)    to enter into and perform its obligations under this Agreement;

        (c)    to engage in those  activities  that are  necessary,  suitable or convenient  to accomplish  the foregoing or are incidental thereto or connected therewith; and

        (d)    subject  to  compliance  with  this  Agreement,  to engage in such  other  activities  as may be required  in  connection  with  conservation  of  the  Trust  Fund  and  the  making  of  distributions  to the
Certificateholders.

        The trust is hereby authorized to engage in the foregoing  activities.  Notwithstanding  the provisions of  Section 11.01,  the trust shall not engage in any activity  other than in connection  with the foregoing or other than as required or authorized by the terms of this Agreement while any  Certificate is outstanding,  and this Section 2.06 may not be amended,  without the consent of the  Certificateholders  evidencing a majority of the aggregate Voting Rights of the Certificates.

ARTICLE III

                                ADMINISTRATION AND SERVICING OF MORTGAGE LOANS

Section 3.01.  Master Servicer to Act as Servicer.

(a)     The Master  Servicer shall service and  administer  the Mortgage Loans in accordance  with the terms of this  Agreement and the respective  Mortgage  Loans,  following such  procedures as it would employ in its good faith  business  judgment  and which are normal and usual in its general  mortgage  servicing  activities,  and shall have full power and authority,  acting alone or through  Subservicers as provided in Section 3.02,  to do any and  all  things  which  it may  deem  necessary  or  desirable  in  connection  with  such  servicing  and administration.  Without  limiting the generality of the foregoing,  the Master  Servicer in its own name or in the name of a Subservicer  is hereby  authorized  and empowered by the Trustee when the Master  Servicer or the
Subservicer,  as the case may be,  believes it  appropriate in its best  judgment,  to execute and deliver,  on behalf of the  Certificateholders  and the Trustee or any of them, any and all  instruments of  satisfaction or cancellation,  or of partial or full release or  discharge,  or of consent to  assumption  or  modification  in connection  with a proposed  conveyance,  or of assignment of any Mortgage and Mortgage Note in connection with the repurchase of a Mortgage Loan and all other  comparable  instruments,  or with respect to the  modification or  re-recording  of a Mortgage for the purpose of correcting the Mortgage,  the  subordination  of the lien of the Mortgage in favor of a public utility  company or government  agency or unit with powers of eminent domain, the taking of a deed in lieu of  foreclosure,  the  commencement,  prosecution  or  completion  of  judicial or non-judicial  foreclosure,  the conveyance of a Mortgaged  Property to the related insurer,  the acquisition of any  property  acquired  by  foreclosure  or deed in lieu of  foreclosure,  or the  management,  marketing  and conveyance  of any  property  acquired  by  foreclosure  or deed in lieu of  foreclosure  with  respect  to the
Mortgage  Loans and with respect to the Mortgaged  Properties.  The Master  Servicer  further is authorized and empowered by the Trustee, on behalf of the  Certificateholders  and the Trustee, in its own name or in the name of the  Subservicer,  when  the  Master  Servicer  or the  Subservicer,  as the  case  may be,  believes  it is appropriate  in its best judgment to register any Mortgage Loan on the MERS(R)System,  or cause the removal from the  registration  of any Mortgage Loan on the MERS(R)System,  to execute and deliver,  on behalf of the Trustee and the  Certificateholders  or any of  them,  any and all  instruments  of  assignment  and  other  comparable instruments  with  respect to such  assignment  or  re-recording  of a Mortgage in the name of MERS,  solely as nominee for the Trustee and its successors and assigns.  Any expenses  incurred in connection  with the actions described in the preceding  sentence shall be borne by the Master Servicer in accordance with  Section 3.16(c), with no right of  reimbursement;  provided,  that if, as a result of MERS  discontinuing  or becoming unable to continue  operations in  connection  with the MERS(R)System,  it becomes  necessary to remove any Mortgage Loan from  registration  on the MERS(R)System and to arrange  for the  assignment  of the related  Mortgages  to the
Trustee,   then  any  related  expenses  shall  be  reimbursable  to  the  Master  Servicer  as  set  forth  in
Section 3.10(a)(ii).  Notwithstanding the foregoing, subject to Section 3.07(a),  the Master Servicer shall not permit any  modification  with  respect to any Mortgage  Loan that would both  constitute a sale or exchange of such  Mortgage  Loan  within the  meaning of  Section 1001  of the Code and any  proposed,  temporary  or final regulations  promulgated  thereunder (other than in connection with a proposed conveyance or assumption of such
Mortgage Loan that is treated as a Principal  Prepayment in Full pursuant to Section 3.13(d)  hereof) and cause any REMIC  created  hereunder  to fail to qualify as a REMIC  under the Code.  The  Trustee  shall  furnish the
Master Servicer with any powers of attorney and other  documents  necessary or appropriate to enable the Master
Servicer to service and  administer  the Mortgage  Loans.  The Trustee shall not be liable for any action taken by the  Master  Servicer  or any  Subservicer  pursuant  to such  powers of  attorney  or other  documents.  In servicing and  administering  any  Nonsubserviced  Mortgage Loan, the Master  Servicer shall, to the extent not inconsistent  with this Agreement,  comply with the Program Guide as if it were the originator of such Mortgage
Loan and had retained the servicing rights and obligations in respect thereof.

        If the  Mortgage  relating to a Mortgage  Loan did not have a lien senior to the  Mortgage  Loan on the related  Mortgaged  Property  as of the Cut-off  Date,  then the Master  Servicer,  in such  capacity,  may not consent to the placing of a lien  senior to that of the  Mortgage on the  related  Mortgaged  Property.  If the
Mortgage relating to a Mortgage Loan had a lien senior to the Mortgage Loan on the related  Mortgaged  Property as of the Cut-off Date,  then the Master  Servicer,  in such  capacity,  may consent to the  refinancing of the prior senior lien, provided that the following requirements are met:

               (i)    (A)    the  Mortgagor's  debt-to-income  ratio  resulting  from such  refinancing is less than the original debt-to-income ratio as set forth on the Mortgage Loan Schedule;  provided,  however, that in no  instance  shall the  resulting  Combined  Loan-to-Value  Ratio  ("Combined  Loan-to-Value  Ratio")  of such
Mortgage Loan be higher than that permitted by the Program Guide; or

                      (B)    the  resulting  Combined  Loan-to-Value  Ratio of such  Mortgage Loan is no higher than the  Combined  Loan-to-Value  Ratio  prior to such  refinancing;  provided,  however,  if such  refinanced mortgage loan is a "rate and term"  mortgage loan  (meaning,  the Mortgagor  does not receive any cash from the refinancing),  the  Combined  Loan-to-Value  Ratio may  increase  to the  extent of either  (x) the  reasonable closing costs of such refinancing or (y) any decrease in the value of the related  Mortgaged  Property,  if the
Mortgagor is in good standing as defined by the Program Guide;

               (ii)   the interest  rate,  or, in the case of an  adjustable  rate  existing  senior lien,  the maximum  interest  rate, for the loan  evidencing  the refinanced  senior lien is no more than 2.0% higher than the  interest  rate or the maximum  interest  rate,  as the case may be, on the loan  evidencing  the  existing senior lien immediately  prior to the date of such  refinancing;  provided,  however (A) if the loan evidencing the existing  senior lien prior to the date of refinancing  has an adjustable  rate and the loan evidencing the refinanced  senior lien has a fixed rate, then the current  interest rate on the loan evidencing the refinanced senior  lien may be up to 2.0% higher  than the  then-current  loan rate of the loan  evidencing  the  existing senior lien and (B) if the loan  evidencing  the existing  senior lien prior to the date of  refinancing  has a fixed rate and the loan  evidencing  the  refinanced  senior  lien has an  adjustable  rate,  then the  maximum interest  rate on the loan  evidencing  the  refinanced  senior  lien  shall  be less  than or equal to (x) the interest rate on the loan evidencing the existing  senior lien prior to the date of refinancing  plus (y) 2.0%;
and

               (iii)  the  loan   evidencing   the   refinanced   senior   lien  is  not  subject  to  negative
amortization.

(b)     The Master  Servicer shall,  to the extent  consistent  with the servicing  standards set forth herein, take  whatever  actions as may be  necessary  to file a claim  under or enforce or allow the  Trustee to file a claim  under or enforce any title  insurance  policy  with  respect to any  Mortgage  Loan  including,  without limitation,  joining in or causing any Seller or  Subservicer  (or any other party in  possession  of any title insurance  policy) to join in any claims  process,  negotiations,  actions or  proceedings  necessary to make a claim  under or  enforce  any  title  insurance  policy.  Notwithstanding  anything  in this  Agreement  to the contrary,  the Master  Servicer shall not (unless the Mortgagor is in default with respect to the Mortgage Loan or such  default  is, in the  judgment  of the  Master  Servicer,  reasonably  foreseeable)  make or permit any modification,  waiver,  or amendment of any term of any Mortgage Loan that would both (i) effect an exchange or reissuance of such  Mortgage  Loan under  Section 1001  of the Code (or final,  temporary or proposed  Treasury regulations  promulgated  thereunder)  (other than in  connection  with a proposed  conveyance or assumption of such Mortgage Loan that is treated as a Principal  Prepayment in Full pursuant to  Section 3.13(d)  hereof) and
(ii) cause any REMIC  formed  hereunder to fail to qualify as a REMIC under the Code or the  imposition  of any tax on "prohibited transactions" or "contributions" after the startup date under the REMIC Provisions.

(c)     In  connection  with  servicing  and  administering  the Mortgage  Loans,  the Master  Servicer and any
Affiliate of the Master  Servicer (i) may perform  services such as appraisals and brokerage  services that are customarily  provided by Persons other than  servicers of mortgage  loans,  and shall be entitled to reasonable compensation  therefor in accordance  with  Section 3.10  and (ii) may, at its own  discretion and on behalf of the Trustee, obtain credit information in the form of a "credit score" from a Credit Repository.

(d)     All costs incurred by the Master  Servicer or by  Subservicers in effecting the timely payment of taxes and  assessments  on the  properties  subject to the Mortgage  Loans shall not, for the purpose of  calculating monthly  distributions  to the  Certificateholders,  be added to the amount  owing under the  related  Mortgage
Loans,  notwithstanding  that the terms of such Mortgage Loan so permit, and such costs shall be recoverable to the extent permitted by Section 3.10(a)(ii).

(e)     The  Master  Servicer  may  enter  into one or more  agreements  in  connection  with the  offering  of pass-through  certificates  evidencing  interests in one or more of the Certificates  providing for the payment by the Master  Servicer of amounts  received by the Master  Servicer as servicing  compensation  hereunder  and required to cover certain Prepayment  Interest  Shortfalls on the Mortgage Loans, which payment obligation will thereafter be an obligation of the Master Servicer hereunder.

(f)     The  relationship of the Master Servicer (and of any successor to the Master Servicer) to the Depositor under this  Agreement  is  intended by the parties to be that of an  independent  contractor  and not that of a joint venturer, partner or agent.

(g)     The Master Servicer shall comply with the terms of Section 9 of the Assignment Agreement.

Section 3.02.  Subservicing Agreements Between Master Servicer and Subservicers; Enforcement of Subservicers'
                      Obligations.

(a)     The Master Servicer may continue in effect Subservicing  Agreements entered into by Residential Funding and  Subservicers  prior to the execution and delivery of this Agreement,  and may enter into new  Subservicing
Agreements  with  Subservicers,  for the servicing  and  administration  of all or some of the Mortgage  Loans.
Each  Subservicer  shall be either (i) an  institution  the  accounts  of which are insured by the FDIC or (ii)
another  entity that engages in the business of  originating or servicing  mortgage  loans,  and in either case shall be authorized to transact  business in the state or states in which the related  Mortgaged  Properties it is to service are  situated,  if and to the extent  required by  applicable  law to enable the  Subservicer  to perform its obligations hereunder and under the Subservicing  Agreement,  and in either case shall be a Freddie
Mac, Fannie Mae or HUD approved  mortgage  servicer.  Each  Subservicer of a Mortgage Loan shall be entitled to receive  and  retain,  as  provided in the related  Subservicing  Agreement  and in  Section 3.07,  the related
Subservicing  Fee from  payments  of  interest  received  on such  Mortgage  Loan after  payment of all amounts required to be remitted to the Master  Servicer in respect of such  Mortgage  Loan.  For any Mortgage Loan that is a  Nonsubserviced  Mortgage  Loan,  the Master  Servicer  shall be  entitled to receive and retain an amount equal to the  Subservicing Fee from payments of interest.  Unless the context  otherwise  requires,  references in this  Agreement  to actions  taken or to be taken by the Master  Servicer in servicing  the  Mortgage  Loans include  actions  taken or to be taken by a Subservicer  on behalf of the Master  Servicer.  Each  Subservicing
Agreement  will be upon such terms and  conditions  as are  generally  required by,  permitted by or consistent with the  Program  Guide and are not  inconsistent  with this  Agreement  and as the  Master  Servicer  and the
Subservicer  have agreed.  With the approval of the Master  Servicer,  a Subservicer may delegate its servicing
obligations  to  third-party  servicers,   but  such  Subservicer  will  remain  obligated  under  the  related
Subservicing  Agreement.  The  Master  Servicer  and a  Subservicer  may enter  into  amendments  thereto  or a different form of Subservicing  Agreement,  and the form referred to or included in the Program Guide is merely provided  for  information  and shall  not be  deemed to limit in any  respect  the  discretion  of the  Master
Servicer  to  modify  or  enter  into  different  Subservicing  Agreements;  provided,  however,  that any such amendments  or  different  forms  shall be  consistent  with and not  violate  the  provisions  of either  this
Agreement or the Program Guide in a manner which would  materially  and  adversely  affect the interests of the
Certificateholders.  The Program  Guide and any other  Subservicing  Agreement  entered into between the Master
Servicer and any  Subservicer  shall require the Subservicer to accurately and fully report its borrower credit files to each of the Credit Repositories in a timely manner.

(b)     As part of its servicing activities hereunder,  the Master Servicer, for the benefit of the Trustee and the  Certificateholders,  shall use its best reasonable  efforts to enforce the obligations of each Subservicer under the related  Subservicing  Agreement  and of each Seller  under the related  Seller's  Agreement,  to the extent that the  non-performance  of any such obligation would have a material and adverse effect on a Mortgage
Loan,  including,  without  limitation,  the  obligation  to purchase a Mortgage  Loan on account of  defective documentation,  as described in  Section 2.02,  or on account of a breach of a representation  or warranty,  as described in Section 2.04.  Such enforcement,  including,  without limitation, the legal prosecution of claims, termination  of  Subservicing  Agreements  or Seller's  Agreements,  as  appropriate,  and the pursuit of other appropriate  remedies,  shall be in such form and  carried out to such an extent and at such time as the Master
Servicer  would  employ in its good faith  business  judgment  and which are  normal  and usual in its  general mortgage  servicing  activities.  The  Master  Servicer  shall  pay the  costs of such  enforcement  at its own expense,  and shall be reimbursed  therefor only (i) from a general recovery resulting from such enforcement to the extent,  if any,  that such  recovery  exceeds all amounts due in respect of the related  Mortgage  Loan or
(ii) from a specific  recovery of costs,  expenses  or  attorneys  fees  against  the party  against  whom such enforcement  is directed.  For purposes of  clarification  only,  the parties  agree that the  foregoing is not intended to, and does not,  limit the ability of the Master  Servicer to be  reimbursed  for expenses  that are incurred  in  connection  with the  enforcement  of a Seller's  obligations  and are  reimbursable  pursuant to
Section 3.10(a)(vii).

Section 3.03.  Successor Subservicers.

        The Master  Servicer  shall be entitled  to  terminate  any  Subservicing  Agreement  that may exist in accordance  with the terms and conditions of such  Subservicing  Agreement and without any limitation by virtue of this Agreement;  provided,  however,  that in the event of termination of any Subservicing  Agreement by the
Master Servicer or the  Subservicer,  the Master Servicer shall either act as servicer of the related  Mortgage
Loan or enter into a Subservicing  Agreement with a successor  Subservicer  which will be bound by the terms of the related  Subservicing  Agreement.  If the Master  Servicer or any Affiliate of Residential  Funding acts as servicer,  it will not assume  liability for the  representations  and warranties of the  Subservicer  which it replaces.  If the Master  Servicer  enters into a  Subservicing  Agreement  with a successor  Subservicer,  the
Master  Servicer  shall use  reasonable  efforts to have the  successor  Subservicer  assume  liability for the representations  and  warranties  made by the terminated  Subservicer in respect of the related  Mortgage Loans and,  in the event of any such  assumption  by the  successor  Subservicer,  the Master  Servicer  may,  in the exercise of its business judgment,  release the terminated  Subservicer from liability for such representations and warranties.

Section 3.04.  Liability of the Master Servicer.

        Notwithstanding  any  Subservicing  Agreement,  any of the  provisions  of this  Agreement  relating to agreements or  arrangements  between the Master Servicer or a Subservicer or reference to actions taken through a  Subservicer  or  otherwise,  the Master  Servicer  shall remain  obligated  and liable to the  Trustee,  and
Certificateholders  for  the  servicing  and  administering  of the  Mortgage  Loans  in  accordance  with  the provisions of Section 3.01  without  diminution of such obligation or liability by virtue of such  Subservicing
Agreements or  arrangements  or by virtue of  indemnification  from the Subservicer or the Depositor and to the same  extent and under the same  terms and  conditions  as if the Master  Servicer  alone  were  servicing  and administering  the Mortgage  Loans.  The Master  Servicer  shall be entitled to enter into any agreement with a
Subservicer  or Seller for  indemnification  of the Master  Servicer and nothing  contained  in this  Agreement shall be deemed to limit or modify such indemnification.

Section 3.05.  No Contractual Relationship Between Subservicer and Trustee or Certificateholders.

        Any Subservicing  Agreement that may be entered into and any other transactions or services relating to the Mortgage  Loans  involving a Subservicer  in its capacity as such and not as an originator  shall be deemed to be between the Subservicer and the Master Servicer alone, and the Trustee and  Certificateholders  shall not be deemed parties thereto and shall have no claims,  rights,  obligations,  duties or liabilities  with respect to the  Subservicer  in its  capacity  as such except as set forth in  Section 3.06.  The  foregoing  provision shall not in any way limit a  Subservicer's  obligation  to cure an  omission  or  defect  or to  repurchase  a
Mortgage Loan as referred to in Section 2.02 hereof.

Section 3.06.  Assumption or Termination of Subservicing Agreements by Trustee.

(a)     In the event the Master  Servicer shall for any reason no longer be the master  servicer  (including by reason of an Event of  Default),  the Trustee,  as successor  Master  Servicer,  its designee or its  successor shall  thereupon  assume all of the rights and  obligations  of the  Master  Servicer  under each  Subservicing
Agreement  that may have been  entered  into.  The  Trustee,  its  designee or the  successor  servicer for the
Trustee  shall be deemed to have assumed all of the Master  Servicer's  interest  therein and to have  replaced the  Master  Servicer  as a party to the  Subservicing  Agreement  to the same  extent  as if the  Subservicing
Agreement  had been  assigned  to the  assuming  party  except  that the Master  Servicer  shall not thereby be relieved of any liability or obligations under the Subservicing Agreement.

(b)     The Master  Servicer  shall,  upon  request of the Trustee  but at the expense of the Master  Servicer, deliver to the  assuming  party all  documents  and records  relating to each  Subservicing  Agreement  and the
Mortgage  Loans then being  serviced and an  accounting  of amounts  collected and held by it and otherwise use its best efforts to effect the orderly and efficient  transfer of each  Subservicing  Agreement to the assuming party.

Section 3.07.  Collection of Certain Mortgage Loan Payments; Deposits to Custodial Account.

(a)     The Master  Servicer shall make  reasonable  efforts to collect all payments called for under the terms and provisions of the Mortgage Loans,  and shall,  to the extent such procedures  shall be consistent with this
Agreement  and the terms and  provisions  of any related  Primary  Insurance  Policy,  follow  such  collection procedures  as it would  employ in its good  faith  business  judgment  and which are  normal  and usual in its general  mortgage  servicing  activities.  Consistent  with  the  foregoing,  the  Master  Servicer  may in its discretion  (subject to the terms and  conditions  of the  Assignment  Agreement)  (i) waive  any late  payment charge or any prepayment  charge or penalty  interest in connection  with the prepayment of a Mortgage Loan and
(ii) extend the Due Date for payments due on a Mortgage Loan in accordance  with the Program  Guide,  provided, however,  that the Master  Servicer shall first determine that any such waiver or extension will not impair the coverage  of any  related  Primary  Insurance  Policy or  materially  adversely  affect the lien of the related
Mortgage.  Notwithstanding  anything in this  Section to the contrary,  the Master  Servicer or any Subservicer shall not enforce  any  prepayment  charge to the extent that such  enforcement  would  violate any  applicable law.  In the event of any such  arrangement,  the Master  Servicer  shall make  timely  advances on the related
Mortgage Loan during the scheduled  period in accordance with the  amortization  schedule of such Mortgage Loan without  modification  thereof by reason of such arrangements  unless otherwise agreed to by the Holders of the
Classes of  Certificates  affected  thereby;  provided,  however,  that no such extension  shall be made if any advance would be a  Nonrecoverable  Advance.  Consistent with the terms of this Agreement,  the Master Servicer may also  waive,  modify  or vary any term of any  Mortgage  Loan or  consent  to the  postponement  of  strict compliance  with any such term or in any manner grant  indulgence to any Mortgagor if in the Master  Servicer's determination  such  waiver,  modification,  postponement  or  indulgence  is  not  materially  adverse  to the interests of the  Certificateholders(taking  into account any estimated  Realized Loss that might result absent such action),  provided,  however, that the Master Servicer may not modify materially or permit any Subservicer to modify any Mortgage  Loan,  including  without  limitation any  modification  that would change the Mortgage
Rate,  forgive the payment of any  principal or interest  (unless in  connection  with the  liquidation  of the related  Mortgage Loan or except in connection with prepayments to the extent that such  reamortization  is not inconsistent  with the terms of the  Mortgage  Loan),  capitalize  any amounts  owing on the  Mortgage  Loan by adding such amount to the  outstanding  principal  balance of the Mortgage  Loan, or extend the final  maturity date of such  Mortgage  Loan,  unless  such  Mortgage  Loan is in  default  or, in the  judgment  of the Master
Servicer,  such default is reasonably  foreseeable.  No such  modification  shall reduce the Mortgage Rate on a
Mortgage  Loan below the greater of  (A) one-half  of the  Mortgage  Rate as in effect on the Cut-off  Date and
(B) one-half of the Mortgage Rate as in effect on the date of such  modification,  but not less than the sum of the Servicing Fee Rate and the per annum rate at which the  Subservicing  Fee accrues.  The final maturity date for any Mortgage Loan shall not be extended  beyond the Maturity Date.  Also, the aggregate  principal  balance of all  Reportable  Modified  Mortgage  Loans subject to Servicing  Modifications  (measured at the time of the
Servicing  Modification  and  after  giving  effect  to any  Servicing  Modification)  can be no more than five percent of the aggregate  principal balance of the Mortgage Loans as of the Cut-off Date,  provided,  that such limit may be increased from time to time if each Rating Agency provides written  confirmation  that an increase in excess of that  limit  will not  reduce the rating  assigned  to any Class of  Certificates  by such  Rating
Agency  below the lower of the  then-current  rating or the  rating  assigned  to such  Certificates  as of the
Closing  Date by such  Rating  Agency.  In  addition,  any  amounts  owing  on a  Mortgage  Loan  added  to the outstanding  principal  balance of such  Mortgage Loan must be fully  amortized  over the term of such Mortgage
Loan, and such amounts may be added to the  outstanding  principal  balance of a Mortgage Loan only once during the life of such Mortgage Loan.  Also, the addition of such amounts  described in the preceding  sentence shall be  implemented  in accordance  with the Program Guide and may be implemented  only by  Subservicers  that have been approved by the Master  Servicer for such  purposes.  In  connection  with any  Curtailment  of a Mortgage
Loan, the Master  Servicer,  to the extent not  inconsistent  with the terms of the Mortgage Note and local law and practice,  may permit the Mortgage Loan to be  re-amortized  such that the Monthly  Payment is recalculated as an amount that will fully amortize the remaining  principal  balance  thereof by the original  maturity date based on the original  Mortgage Rate;  provided,  that such  reamortization  shall not be permitted if it would constitute a reissuance of the Mortgage Loan for federal income tax purposes.

(b)     The Master  Servicer  shall  establish  and maintain a Custodial  Account in which the Master  Servicer shall  deposit or cause to be deposited on a daily basis,  except as otherwise  specifically  provided  herein, the following  payments and  collections  remitted by Subservicers or received by it in respect of the Mortgage
Loans  subsequent to the Cut-off Date (other than in respect of Monthly  Payments due before or in the month of the Cut-off Date):

(i)     All  payments on account of  principal,  including  Principal  Prepayments  made by  Mortgagors  on the
Mortgage  Loans and the  principal  component of any  Subservicer  Advance or of any REO  Proceeds  received in connection with an REO Property for which an REO Disposition has occurred;

(ii)    All payments on account of interest at the Adjusted Mortgage Rate on the Mortgage Loans,  including the interest  component  of any  Subservicer  Advance or of any REO  Proceeds  received in  connection  with an REO
Property for which an REO Disposition has occurred;

(iii)   Insurance Proceeds,  Subsequent Recoveries and Liquidation Proceeds (net of any related expenses of the
Subservicer);

(iv)    All proceeds of any Mortgage Loans purchased  pursuant to  Section 2.02,  2.03, 2.04 or 4.07 (including amounts  received  from  Residential  Funding  pursuant to the last  paragraph of  Section 4 of the  Assignment
Agreement in respect of any  liability,  penalty or expense that resulted  from a breach of the  representation and warranty set forth in clause  (xlvii) of Section 4 of the Assignment  Agreement)  and all amounts  required to be deposited in  connection  with the  substitution  of a Qualified  Substitute  Mortgage  Loan  pursuant to
Section 2.03 or 2.04; and

(v)     Any amounts  required to be  deposited  pursuant to  Section 3.07(c)  and any  payments or  collections received in the nature of prepayment charges.

The foregoing  requirements  for deposit in the Custodial  Account shall be exclusive,  it being understood and agreed that,  without  limiting the generality of the  foregoing,  payments on the Mortgage Loans which are not part of the Trust Fund  (consisting  of Monthly  Payments  due before or in the month of the Cut-off  Date) and payments or  collections  consisting of late payment  charges or assumption  fees may but need not be deposited by the Master  Servicer in the Custodial  Account.  In the event any amount not required to be deposited in the
Custodial  Account  is so  deposited,  the  Master  Servicer  may at any time  withdraw  such  amount  from the
Custodial  Account,  any provision herein to the contrary  notwithstanding.  The Custodial  Account may contain funds that belong to one or more trust funds  created for mortgage  pass-through  certificates  of other series and may  contain  other  funds  respecting  payments  on mortgage  loans  belonging  to the Master  Servicer or serviced or master serviced by it on behalf of others.  Notwithstanding  such  commingling of funds, the Master
Servicer  shall keep records that  accurately  reflect the funds on deposit in the Custodial  Account that have been  identified  by it as being  attributable  to the Mortgage  Loans.  With  respect to  Insurance  Proceeds,
Liquidation  Proceeds,  REO Proceeds,  Subsequent  Recoveries  and the proceeds of the purchase of any Mortgage
Loan pursuant to Sections 2.02,  2.03,  2.04 and 4.07 received in any calendar  month,  the Master Servicer may elect to treat such amounts as included in the Available  Distribution  Amount for the Distribution Date in the
month of receipt,  but is not  obligated  to do so. If the Master  Servicer  so elects,  such  amounts  will be deemed to have been received (and any related  Realized Loss shall be deemed to have  occurred) on the last day of the month prior to the receipt thereof.

(c)     The Master  Servicer  shall use its best efforts to cause the  institution  maintaining  the  Custodial
Account  to  invest  the  funds in the  Custodial  Account  attributable  to the  Mortgage  Loans in  Permitted
Investments  which shall mature not later than the Certificate  Account Deposit Date next following the date of such  investment  (with the exception of the Amount Held for Future  Distribution)  and which shall not be sold or disposed of prior to their  maturities.  All income and gain realized from any such investment  shall be for the  benefit  of the  Master  Servicer  as  additional  servicing  compensation  and  shall be  subject  to its withdrawal  or order from time to time.  The amount of any losses  incurred in respect of any such  investments attributable  to the  investment  of amounts  in  respect  of the  Mortgage  Loans  shall be  deposited  in the
Custodial Account by the Master Servicer out of its own funds immediately as realized.

(d)     The Master  Servicer  shall give notice to the Trustee and the  Depositor of any change in the location of the Custodial Account and the location of the Certificate Account prior to the use thereof.

Section 3.08.  Subservicing Accounts; Servicing Accounts.

(a)     In those cases where a Subservicer is servicing a Mortgage Loan pursuant to a  Subservicing  Agreement, the Master  Servicer shall cause the  Subservicer,  pursuant to the  Subservicing  Agreement,  to establish and maintain one or more  Subservicing  Accounts  which shall be an Eligible  Account or, if such account is not an
Eligible  Account,  shall generally  satisfy the requirements of the Program Guide and be otherwise  acceptable to the Master  Servicer and each Rating Agency.  The Subservicer  will be required  thereby to deposit into the
Subservicing  Account on a daily basis all proceeds of Mortgage  Loans  received by the  Subservicer,  less its
Subservicing  Fees and  unreimbursed  advances  and  expenses,  to the  extent  permitted  by the  Subservicing
Agreement.  If the  Subservicing  Account is not an Eligible  Account,  the Master  Servicer shall be deemed to have received such monies upon receipt thereof by the  Subservicer.  The  Subservicer  shall not be required to deposit in the  Subservicing  Account payments or collections in the nature of late charges or assumption fees, or payments or collections  received in the nature of prepayment  charges to the extent that the Subservicer is entitled to retain such amounts  pursuant to the  Subservicing  Agreement.  On or before the date  specified in the Program  Guide,  but in no event later than the  Determination  Date,  the Master  Servicer shall cause the
Subservicer,  pursuant  to the  Subservicing  Agreement,  to remit to the Master  Servicer  for  deposit in the
Custodial  Account all funds held in the  Subservicing  Account with respect to each  Mortgage Loan serviced by such  Subservicer  that are  required to be  remitted  to the Master  Servicer.  The  Subservicer  will also be required,  pursuant to the  Subservicing  Agreement,  to advance on such scheduled  date of remittance  amounts equal to any  scheduled  monthly  installments  of principal  and interest  less its  Subservicing  Fees on any
Mortgage  Loans for which  payment  was not  received  by the  Subservicer.  This  obligation  to advance  with respect to each Mortgage  Loan will  continue up to and including the first of the month  following the date on which the related  Mortgaged  Property is sold at a  foreclosure  sale or is acquired by the Trust Fund by deed in lieu of  foreclosure  or otherwise.  All such advances  received by the Master  Servicer  shall be deposited promptly by it in the Custodial Account.

(b)     The Subservicer may also be required,  pursuant to the Subservicing  Agreement,  to remit to the Master
Servicer  for deposit in the  Custodial  Account  interest  at the  Adjusted  Mortgage  Rate (or  Modified  Net
Mortgage  Rate plus the rate per annum at which the  Servicing  Fee accrues in the case of a Modified  Mortgage
Loan) on any  Curtailment  received  by such  Subservicer  in  respect  of a  Mortgage  Loan  from the  related
Mortgagor during any month that is to be applied by the Subservicer to reduce the unpaid  principal  balance of the related  Mortgage Loan as of the first day of such month,  from the date of application of such Curtailment to the  first  day of the  following  month.  Any  amounts  paid by a  Subservicer  pursuant  to the  preceding sentence  shall be for the benefit of the Master  Servicer as additional  servicing  compensation  and shall be subject to its withdrawal or order from time to time pursuant to Sections 3.10(a)(iv) and (v).

(c)     In addition to the Custodial  Account and the  Certificate  Account,  the Master Servicer shall for any
Nonsubserviced  Mortgage Loan, and shall cause the  Subservicers  for Subserviced  Mortgage Loans to, establish and  maintain  one or more  Servicing  Accounts  and  deposit  and  retain  therein  all  collections  from the
Mortgagors (or advances from Subservicers) for the payment of taxes,  assessments,  hazard insurance  premiums,
Primary  Insurance  Policy  premiums,  if applicable,  or comparable  items for the account of the  Mortgagors.
Each Servicing  Account shall satisfy the requirements for a Subservicing  Account and, to the extent permitted by  the  Program  Guide  or as is  otherwise  acceptable  to  the  Master  Servicer,  may  also  function  as a
Subservicing  Account.  Withdrawals of amounts  related to the Mortgage  Loans from the Servicing  Accounts may be made only to effect timely payment of taxes,  assessments,  hazard  insurance  premiums,  Primary  Insurance
Policy  premiums,  if applicable,  or comparable  items, to reimburse the Master Servicer or Subservicer out of related  collections  for any payments made  pursuant to Sections  3.11 (with respect to the Primary  Insurance
Policy)  and  3.12(a)  (with  respect  to hazard  insurance),  to refund to any  Mortgagors  any sums as may be determined to be overages,  to pay interest,  if required,  to Mortgagors on balances in the Servicing  Account or to clear and  terminate the  Servicing  Account at the  termination  of this  Agreement in  accordance  with
Section 9.01  or in accordance  with the Program Guide.  As part of its servicing  duties,  the Master Servicer shall,  and  the  Subservicers  will,  pursuant  to the  Subservicing  Agreements,  be  required  to pay to the
Mortgagors interest on funds in this account to the extent required by law.

(d)     The Master  Servicer shall advance the payments  referred to in the preceding  subsection  that are not timely paid by the Mortgagors or advanced by the  Subservicers on the date when the tax,  premium or other cost for which such  payment is intended is due,  but the Master  Servicer  shall be required so to advance  only to the extent that such advances,  in the good faith judgment of the Master  Servicer,  will be recoverable by the
Master Servicer out of Insurance Proceeds, Liquidation Proceeds or otherwise.

Section 3.09.  Access to Certain Documentation and Information Regarding the Mortgage Loans.

        In the event that compliance  with this  Section 3.09  shall make any Class of  Certificates  legal for investment by federally  insured savings and loan  associations,  the Master  Servicer shall provide,  or cause the Subservicers to provide,  to the Trustee,  the Office of Thrift Supervision or the FDIC and the supervisory agents and examiners  thereof access to the  documentation  regarding the Mortgage Loans required by applicable regulations  of the Office of Thrift  Supervision,  such access  being  afforded  without  charge but only upon reasonable  request and during normal  business  hours at the offices  designated by the Master  Servicer.  The
Master  Servicer  shall permit such  representatives  to photocopy  any such  documentation  and shall  provide equipment for that purpose at a charge  reasonably  approximating  the cost of such  photocopying to the Master
Servicer.

Section 3.10.  Permitted Withdrawals from the Custodial Account.

(a)     The Master  Servicer may, from time to time as provided  herein,  make  withdrawals  from the Custodial
Account of amounts on deposit  therein  pursuant to  Section 3.07  that are  attributable to the Mortgage Loans for the following purposes:

(i)     to make  deposits  into the  Certificate  Account  in the  amounts  and in the manner  provided  for in
Section 4.01;

(ii)    to  reimburse  itself or the  related  Subservicer  for  previously  unreimbursed  Advances,  Servicing
Advances or other expenses made pursuant to Sections  3.01,  3.07(a),  3.08,  3.11,  3.12(a),  3.14 and 4.04 or
otherwise  reimbursable  pursuant  to the terms of this  Agreement,  such  withdrawal  right  being  limited to amounts  received  on the  related  Mortgage  Loans  (including,  for this  purpose,  REO  Proceeds,  Insurance
Proceeds,  Liquidation  Proceeds and proceeds from the purchase of a Mortgage  Loan  pursuant to  Section 2.02,
2.03,  2.04 or 4.07) which  represent (A) Late  Collections of Monthly  Payments for which any such advance was made in the case of Subservicer  Advances or Advances  pursuant to Section 4.04 and  (B) recoveries  of amounts in respect of which such advances were made in the case of Servicing Advances;

(iii)   to pay to itself or the related  Subservicer (if not previously  retained by such  Subservicer)  out of each  payment  received by the Master  Servicer on account of interest on a Mortgage  Loan as  contemplated  by
Sections 3.14 and 3.16, an amount equal to that  remaining  portion of any such payment as to interest (but not in excess of the Servicing Fee and the  Subservicing  Fee, if not previously  retained)  which,  when deducted, will  result in the  remaining  amount of such  interest  being  interest  at a rate per annum equal to the Net
Mortgage Rate (or Modified Net Mortgage Rate in the case of a Modified  Mortgage Loan) on the amount  specified in the  amortization  schedule of the related  Mortgage Loan as the principal  balance thereof at the beginning of the period respecting which such interest was paid after giving effect to any previous Curtailments;

(iv)    to pay to itself as  additional  servicing  compensation  any interest or  investment  income earned on funds and other  property  deposited  in or credited to the  Custodial  Account that it is entitled to withdraw pursuant to Section 3.07(c);

(v)     to pay to  itself as  additional  servicing  compensation  any  Foreclosure  Profits,  and any  amounts remitted by Subservicers as interest in respect of Curtailments pursuant to Section 3.08(b);

(vi)    to pay to itself, a Subservicer,  a Seller, Residential Funding, the Depositor or any other appropriate
Person,  as the case may be, with respect to each  Mortgage Loan or property  acquired in respect  thereof that has been purchased or otherwise  transferred  pursuant to  Section 2.02,  2.03, 2.04, 4.07 or 9.01, all amounts received thereon and not required to be distributed to  Certificateholders  as of the date on which the related
Stated Principal Balance or Purchase Price is determined;

(vii)   to  reimburse  itself or the  related  Subservicer  for any  Nonrecoverable  Advance or Advances in the
manner and to the extent  provided in  subsection  (c) below,  and any  Advance or  Servicing  Advance  made in connection  with a  modified  Mortgage  Loan that is in default  or, in the  judgment  of the Master  Servicer, default is  reasonably  foreseeable  pursuant  to  Section 3.07(a),  to the extent the amount of the Advance or
Servicing Advance was added to the Stated Principal Balance of the Mortgage Loan in a prior calendar month;

(viii)  to reimburse  itself or the Depositor for expenses  incurred by and reimbursable to it or the Depositor pursuant to  Section 3.01(a),  3.11, 3.13, 3.14(c),  6.03, 10.01 or otherwise,  or in connection with enforcing any  repurchase,  substitution  or  indemnification  obligation  of any Seller  (other than the Depositor or an
Affiliate of the Depositor) pursuant to the related Seller's Agreement;

(ix)    to  reimburse  itself  for  amounts  expended  by it (a)  pursuant  to  Section 3.14  in good  faith in connection  with the  restoration of property  damaged by an Uninsured  Cause,  and (b) in  connection with the liquidation  of a Mortgage  Loan or  disposition  of an REO  Property  to the extent not  otherwise  reimbursed pursuant to clause (ii) or (viii) above; and

(x)     to withdraw  any amount  deposited  in the  Custodial  Account  that was not  required to be  deposited therein  pursuant to  Section 3.07,  including  any payoff fees or  penalties or any other  additional  amounts payable to the Master Servicer or Subservicer pursuant to the terms of the Mortgage Note.

(b)     Since,  in connection  with  withdrawals  pursuant to clauses  (ii),  (iii),  (v) and (vi),  the Master
Servicer's  entitlement  thereto is limited to  collections or other  recoveries on the related  Mortgage Loan, the Master  Servicer shall keep and maintain  separate  accounting,  on a Mortgage Loan by Mortgage Loan basis, for the purpose of justifying any withdrawal from the Custodial Account pursuant to such clauses.

(c)     The Master  Servicer shall be entitled to reimburse  itself or the related  Subservicer for any advance made in respect of a  Mortgage  Loan that the Master  Servicer  determines  to be a  Nonrecoverable  Advance by withdrawal from the Custodial  Account of amounts on deposit therein  attributable to the Mortgage Loans on any
Certificate  Account Deposit Date succeeding the date of such  determination.  Such right of  reimbursement  in respect  of a  Nonrecoverable  Advance  relating  to an  Advance  made  pursuant  to  Section 4.04  on any such
Certificate  Account  Deposit  Date shall be limited to an amount not  exceeding  the  portion of such  advance previously paid to  Certificateholders  (and not  theretofore  reimbursed to the Master Servicer or the related
Subservicer).

Section 3.11.  Maintenance of Primary Insurance Coverage.

(a)     The Master  Servicer  shall not take, or permit any  Subservicer to take, any action which would result in noncoverage  under any applicable  Primary  Insurance  Policy of any loss which,  but for the actions of the
Master Servicer or Subservicer,  would have been covered thereunder.  To the extent coverage is available,  the
Master  Servicer  shall keep or cause to be kept in full force and effect each such  Primary  Insurance  Policy until the principal  balance of the related Mortgage Loan secured by a Mortgaged  Property is reduced to 80% or less of the Appraised  Value at  origination in the case of such a Mortgage Loan having a  Loan-to-Value  Ratio at origination  in excess of 80%,  provided that such Primary  Insurance  Policy was in place as of the Cut-off
Date and the Master  Servicer had knowledge of such Primary  Insurance  Policy.  The Master  Servicer shall not cancel or refuse to renew any such Primary  Insurance Policy  applicable to a Nonsubserviced  Mortgage Loan, or consent to any Subservicer  canceling or refusing to renew any such Primary  Insurance  Policy  applicable to a
Mortgage  Loan  subserviced  by it, that is in effect at the date of the initial  issuance of the  Certificates and is  required  to be kept in force  hereunder  unless  the  replacement  Primary  Insurance  Policy for such canceled or  non-renewed  policy is  maintained  with an insurer whose  claims-paying  ability is acceptable to each Rating  Agency for mortgage  pass-through  certificates  having a rating equal to or better than the lower of the  then-current  rating or the rating  assigned to the  Certificates as of the Closing Date by such Rating
Agency.

(b)     In connection  with its  activities as  administrator  and servicer of the Mortgage  Loans,  the Master
Servicer agrees to present or to cause the related  Subservicer to present,  on behalf of the Master  Servicer, the  Subservicer,  if any,  the  Trustee  and  Certificateholders,  claims to the  insurer  under  any  Primary
Insurance  Policies,  in a timely  manner in accordance  with such  policies,  and, in this regard,  to take or cause to be taken such reasonable  action as shall be necessary to permit recovery under any Primary  Insurance
Policies  respecting  defaulted Mortgage Loans.  Pursuant to Section 3.07,  any Insurance Proceeds collected by or remitted to the Master  Servicer  under any Primary  Insurance  Policies shall be deposited in the Custodial
Account, subject to withdrawal pursuant to Section 3.10.

Section 3.12.  Maintenance of Fire Insurance and Omissions and Fidelity Coverage.

(a)     The Master  Servicer  shall cause to be maintained  for each Mortgage Loan fire insurance with extended coverage  in an amount  which is equal to the  lesser of the  principal  balance  owing on such  Mortgage  Loan
(together  with the  principal  balance of any  mortgage  loan secured by a lien that is senior to the Mortgage
Loan) or 100% of the insurable  value of the  improvements;  provided,  however,  that such coverage may not be less than the  minimum  amount  required  to fully  compensate  for any loss or damage  on a  replacement  cost
BASIS. To the extent it may do so without  breaching the related  Subservicing  Agreement,  the Master Servicer shall  replace  any  Subservicer  that does not cause  such  insurance,  to the extent it is  available,  to be maintained.  The Master Servicer shall also cause to be maintained on property  acquired upon  foreclosure,  or deed in lieu of  foreclosure,  of any Mortgage Loan,  fire insurance with extended  coverage in an amount which is at least equal to the amount  necessary to avoid the  application of any  co-insurance  clause  contained in the related hazard insurance  policy.  Pursuant to Section 3.07,  any amounts  collected by the Master Servicer under any such  policies  (other  than  amounts  to be  applied  to the  restoration  or repair of the  related
Mortgaged  Property or property  thus  acquired or amounts  released to the  Mortgagor in  accordance  with the
Master  Servicer's  normal  servicing  procedures)  shall be deposited  in the  Custodial  Account,  subject to withdrawal  pursuant  to  Section 3.10.  Any cost  incurred  by the Master  Servicer  in  maintaining  any such insurance shall not, for the purpose of calculating monthly  distributions to  Certificateholders,  be added to the amount  owing under the  Mortgage  Loan,  notwithstanding  that the terms of the  Mortgage  Loan so permit.
Such costs shall be  recoverable  by the Master  Servicer out of related late  payments by the Mortgagor or out of Insurance  Proceeds and Liquidation  Proceeds to the extent permitted by Section 3.10.  It is understood and agreed that no  earthquake  or other  additional  insurance is to be required of any Mortgagor or maintained on property  acquired in respect of a Mortgage Loan other than pursuant to such  applicable  laws and  regulations as shall at any time be in force and as shall  require such  additional  insurance.  Whenever the  improvements securing  a  Mortgage  Loan are  located  at the  time of  origination  of such  Mortgage  Loan in a  federally designated  special  flood  hazard  area,  the Master  Servicer  shall  cause  flood  insurance  (to the extent available)  to be  maintained  in respect  thereof.  Such flood  insurance  shall be in an amount  equal to the lesser  of (i) the  amount  required  to  compensate  for any loss or  damage to the  Mortgaged  Property  on a replacement  cost basis and (ii) the maximum  amount of such  insurance  available  for the  related  Mortgaged
Property under the national flood insurance  program  (assuming that the area in which such Mortgaged  Property is located is participating in such program).

        In the event that the Master  Servicer shall obtain and maintain a blanket fire  insurance  policy with extended  coverage  insuring  against  hazard losses on all of the Mortgage  Loans,  it shall  conclusively  be deemed to have satisfied its obligations as set forth in the first sentence of this  Section 3.12(a),  it being understood  and agreed that such  policy may contain a  deductible  clause,  in which case the Master  Servicer shall,  in the event that there  shall not have been  maintained  on the  related  Mortgaged  Property a policy complying  with the first  sentence of this  Section 3.12(a)  and there shall have been a loss which would have been covered by such policy,  deposit in the  Certificate  Account the amount not  otherwise  payable under the blanket  policy because of such  deductible  clause.  Any such deposit by the Master  Servicer shall be made on the Certificate  Account Deposit Date next preceding the Distribution  Date which occurs in the month following the month in which  payments  under any such policy would have been  deposited  in the  Custodial  Account.  In connection  with its  activities  as  administrator  and servicer of the Mortgage  Loans,  the Master  Servicer agrees to present,  on behalf of itself,  the Trustee and  Certificateholders,  claims  under any such  blanket policy.

(b)     The Master  Servicer  shall  obtain and  maintain  at its own expense and keep in full force and effect throughout  the term of this  Agreement a blanket  fidelity bond and an errors and omissions  insurance  policy covering  the  Master  Servicer's  officers  and  employees  and other  persons  acting on behalf of the Master
Servicer in connection  with its  activities  under this  Agreement.  The amount of coverage  shall be at least equal to the coverage that would be required by Fannie Mae or Freddie Mac,  whichever is greater,  with respect to the Master  Servicer if the Master Servicer were servicing and  administering  the Mortgage Loans for Fannie
Mae or Freddie  Mac.  In the event that any such bond or policy  ceases to be in  effect,  the Master  Servicer shall obtain a comparable  replacement  bond or policy from an issuer or insurer,  as the case may be,  meeting the  requirements,  if any,  of the  Program  Guide and  acceptable  to the  Depositor.  Coverage of the Master
Servicer  under a policy or bond  obtained by an Affiliate of the Master  Servicer and  providing  the coverage required by this Section 3.12(b) shall satisfy the requirements of this Section 3.12(b).

Section 3.13.  Enforcement of Due-on-Sale Clauses; Assumption and Modification Agreements; Certain Assignments.

(a)     When any Mortgaged  Property is conveyed by the Mortgagor,  the Master Servicer or Subservicer,  to the
extent it has knowledge of such  conveyance,  shall enforce any  due-on-sale  clause  contained in any Mortgage
Note or Mortgage,  to the extent permitted under applicable law and governmental  regulations,  but only to the extent that such  enforcement  will not adversely  affect or jeopardize  coverage under any Required  Insurance
Policy.  Notwithstanding  the  foregoing:  (i) the Master  Servicer  shall not be deemed to be in default under this  Section 3.13(a)  by reason of any transfer or assumption  which the Master  Servicer is restricted by law from  preventing;  and (ii) if the Master Servicer  determines that it is reasonably  likely that any Mortgagor will bring, or if any Mortgagor does bring,  legal action to declare invalid or otherwise avoid  enforcement of a due-on-sale  clause contained in any Mortgage Note or Mortgage,  the Master Servicer shall not be required to enforce the due-on-sale clause or to contest such action.

(b)     Subject to the Master  Servicer's  duty to enforce  any  due-on-sale  clause to the extent set forth in
Section 3.13(a),  in any case in which a Mortgaged  Property is to be conveyed to a Person by a Mortgagor,  and such Person is to enter into an  assumption  or  modification  agreement or  supplement to the Mortgage Note or
Mortgage which  requires the signature of the Trustee,  or if an instrument of release signed by the Trustee is required  releasing the Mortgagor  from  liability on the Mortgage  Loan,  the Master  Servicer is  authorized, subject to the requirements of the sentence next following,  to execute and deliver,  on behalf of the Trustee, the  assumption  agreement  with  the  Person  to whom  the  Mortgaged  Property  is to be  conveyed  and  such modification  agreement or supplement to the Mortgage Note or Mortgage or other  instruments  as are reasonable or  necessary  to carry out the  terms of the  Mortgage  Note or  Mortgage  or  otherwise  to  comply  with any applicable  laws  regarding  assumptions  or the transfer of the Mortgaged  Property to such Person;  provided, however,  none of such terms and requirements shall both constitute a "significant  modification"  effecting an exchange  or  reissuance  of such  Mortgage  Loan  under the Code (or final,  temporary  or  proposed  Treasury regulations  promulgated  thereunder) and cause any REMIC created hereunder to fail to qualify as a REMIC under the Code or the imposition of any tax on "prohibited  transactions" or  "contributions"  after the Startup Date under the  REMIC  Provisions.  The  Master  Servicer  shall  execute  and  deliver  such  documents  only if it reasonably  determines that (i) its execution and delivery  thereof will not conflict with or violate any terms of this  Agreement or cause the unpaid balance and interest on the Mortgage Loan to be  uncollectible  in whole or in part,  (ii) any required  consents of insurers under any Required  Insurance  Policies have been obtained and (iii)  subsequent to the closing of the  transaction  involving the assumption or transfer (A) the Mortgage
Loan will  continue to be secured by a first  mortgage  lien  pursuant to the terms of the  Mortgage,  (B) such transaction  will not adversely  affect the coverage under any Required  Insurance  Policies,  (C) the Mortgage
Loan  will  fully  amortize  over the  remaining  term  thereof,  (D) no  material  term of the  Mortgage  Loan
(including  the interest  rate on the Mortgage  Loan) will be altered nor will the term of the Mortgage Loan be changed and (E) if the  seller/transferor  of the Mortgaged  Property is to be released  from  liability on the
Mortgage Loan, the  buyer/transferee  of the Mortgaged  Property would be qualified to assume the Mortgage Loan based on generally  comparable  credit  quality and such release  will not (based on the Master  Servicer's  or
Subservicer's  good faith  determination)  adversely  affect the  collectability  of the  Mortgage  Loan.  Upon receipt of appropriate  instructions  from the Master  Servicer in accordance  with the foregoing,  the Trustee shall execute any necessary  instruments  for such  assumption or  substitution of liability as directed by the
Master  Servicer.  Upon the closing of the  transactions  contemplated by such  documents,  the Master Servicer shall cause the  originals or true and correct  copies of the  assumption  agreement,  the release (if any), or the  modification  or  supplement  to the  Mortgage  Note or  Mortgage  to be  delivered  to the Trustee or the
Custodian  and  deposited  with the  Mortgage  File for such  Mortgage  Loan.  Any fee  collected by the Master
Servicer or such related  Subservicer for entering into an assumption or  substitution  of liability  agreement will be retained by the Master Servicer or such Subservicer as additional servicing compensation.

(c)     The Master  Servicer or the  related  Subservicer,  as the case may be,  shall be entitled to approve a request from a Mortgagor for a partial release of the related Mortgaged  Property,  the granting of an easement thereon in favor of another  Person,  any alteration or demolition of the related  Mortgaged  Property or other similar  matters if it has  determined,  exercising its good faith  business  judgment in the same manner as it would if it were the owner of the  related  Mortgage  Loan,  that the  security  for,  and the  timely and full collectability  of, such  Mortgage  Loan would not be  adversely  affected  thereby and that any REMIC  created hereunder  would not fail to continue to qualify as a REMIC under the Code as a result  thereof and (subject to
Section 10.01(f))  that no tax on "prohibited  transactions" or "contributions" after the Startup Date would be imposed on any REMIC created  hereunder as a result  thereof.  Any fee collected by the Master  Servicer or the related  Subservicer for processing such a request will be retained by the Master Servicer or such  Subservicer as additional servicing compensation.

(d)     Subject  to any other  applicable  terms and  conditions  of this  Agreement,  the  Trustee  and Master
Servicer  shall be entitled to approve an  assignment  in lieu of  satisfaction  with  respect to any  Mortgage
Loan,  provided the obligee with respect to such Mortgage Loan following such proposed  assignment provides the
Trustee  and  Master  Servicer  with a "Lender  Certification  for  Assignment  of  Mortgage  Loan" in the form attached  hereto  as  Exhibit M,  in form and  substance  satisfactory  to the  Trustee  and  Master  Servicer, providing  the  following:  (i)  that  the  Mortgage  Loan  is  secured  by  Mortgaged  Property  located  in a jurisdiction  in which an assignment in lieu of  satisfaction  is required to preserve lien priority,  minimize or avoid mortgage  recording  taxes or otherwise  comply with, or facilitate a refinancing  under,  the laws of such  jurisdiction;  (ii) that the substance of the assignment is, and is intended to be, a refinancing of such
Mortgage Loan and that the form of the  transaction  is solely to comply with, or  facilitate  the  transaction under,  such local laws;  (iii) that the Mortgage Loan  following the proposed  assignment  will have a rate of interest  more than the  greater  of (A) 3% and (B) 5% of the annual  yield of the  unmodified  Mortgage  Loan, below or above the rate of interest on such  Mortgage  Loan prior to such  proposed  assignment;  and (iv) that such  assignment  is at the  request of the  borrower  under the related  Mortgage  Loan.  Upon  approval of an assignment in lieu of  satisfaction  with respect to any Mortgage Loan, the Master  Servicer shall receive cash in an amount equal to the unpaid  principal  balance of and accrued  interest on such  Mortgage  Loan,  and the
Master  Servicer  shall treat such amount as a Principal  Prepayment in Full with respect to such Mortgage Loan for all purposes hereof.

Section 3.14.  Realization Upon Defaulted Mortgage Loans.

(a)     The Master  Servicer  shall  foreclose upon or otherwise  comparably  convert (which may include an REO
Acquisition)  the  ownership of  properties  securing  such of the Mortgage  Loans as come into and continue in default  and as to  which no  satisfactory  arrangements  can be made for  collection  of  delinquent  payments pursuant  to  Section 3.07.  Alternatively,  the  Master  Servicer  may take  other  actions  in  respect  of a defaulted  Mortgage  Loan,  which may include (i)  accepting a short sale (a payoff of the Mortgage Loan for an amount less than the total amount  contractually  owed in order to facilitate a sale of the Mortgaged  Property by the  Mortgagor)  or  permitting a short  refinancing  (a payoff of the Mortgage Loan for an amount less than the total amount  contractually  owed in order to  facilitate  refinancing  transactions  by the  Mortgagor not involving  a sale of the  Mortgaged  Property),  (ii)  arranging  for a repayment  plan or (iii)  agreeing to a modification  in accordance  with  Section 3.07.  In connection  with such  foreclosure or other  conversion or action,  the Master Servicer shall,  consistent with  Section 3.11,  follow such practices and procedures as it shall deem necessary or advisable,  as shall be normal and usual in its general mortgage  servicing  activities and as shall be required or permitted by the Program  Guide;  provided  that the Master  Servicer  shall not be liable in any respect  hereunder if the Master  Servicer is acting in connection  with any such  foreclosure or other  conversion or action in a manner that is consistent  with the provisions of this  Agreement.  The Master
Servicer,  however,  shall not be  required  to expend  its own funds or incur  other  reimbursable  charges in connection with any foreclosure,  or attempted  foreclosure  which is not completed,  or towards the correction of any default on a related senior  mortgage loan, or towards the  restoration of any property  unless it shall determine  (i) that such  restoration  and/or  foreclosure  will  increase the proceeds of  liquidation  of the
Mortgage  Loan to  Holders  of  Certificates  of one or more  Classes  after  reimbursement  to itself for such expenses or charges and (ii) that such  expenses  and charges  will be  recoverable  to it through  Liquidation
Proceeds,  Insurance  Proceeds,  or REO  Proceeds  (respecting  which it shall have  priority  for  purposes of withdrawals from the Custodial  Account pursuant to Section 3.10,  whether or not such expenses and charges are actually recoverable from related Liquidation  Proceeds,  Insurance Proceeds or REO Proceeds).  In the event of such a determination  by the Master  Servicer  pursuant to this  Section 3.14(a),  the Master Servicer shall be entitled  to  reimbursement  of its funds so  expended  pursuant  to  Section 3.10.  In  addition,  the  Master
Servicer may pursue any remedies  that may be available in  connection  with a breach of a  representation  and warranty  with respect to any such  Mortgage Loan in  accordance  with  Sections  2.03 and 2.04.  However,  the
Master Servicer is not required to continue to pursue both  foreclosure  (or similar  remedies) with respect to the Mortgage  Loans and remedies in  connection  with a breach of a  representation  and warranty if the Master
Servicer  determines in its  reasonable  discretion  that one such remedy is more likely to result in a greater recovery as to the Mortgage Loan.  Upon the  occurrence of a Cash  Liquidation  or REO  Disposition,  following the deposit in the Custodial  Account of all Insurance  Proceeds,  Liquidation  Proceeds and other payments and recoveries  referred to in the definition of "Cash  Liquidation"  or "REO  Disposition,"  as  applicable,  upon receipt by the Trustee of written  notification of such deposit signed by a Servicing  Officer,  the Trustee or any  Custodian,  as the case may be, shall  release to the Master  Servicer the related  Mortgage  File and the
Trustee shall execute and deliver such  instruments of transfer or assignment  prepared by the Master Servicer, in each case without  recourse,  as shall be necessary to vest in the Master  Servicer or its designee,  as the case may be, the related  Mortgage  Loan,  and  thereafter  such  Mortgage  Loan shall not be part of the Trust
FUND.  Notwithstanding  the foregoing or any other provision of this Agreement,  in the Master  Servicer's sole discretion  with  respect  to any  defaulted  Mortgage  Loan or REO  Property  as to  either  of the  following provisions,  (i) a Cash  Liquidation or REO  Disposition  may be deemed to have occurred if  substantially  all amounts expected by the Master Servicer to be received in connection with the related  defaulted  Mortgage Loan or REO  Property  have been  received,  and (ii) for  purposes  of  determining  the amount of any  Liquidation
Proceeds,  Insurance  Proceeds,  REO Proceeds or other  unscheduled  collections  or the amount of any Realized
Loss,  the Master  Servicer  may take into  account  minimal  amounts of  additional  receipts  expected  to be received or any  estimated  additional  liquidation  expenses  expected to be incurred in  connection  with the related defaulted Mortgage Loan or REO Property.

(b)     In the event that title to any  Mortgaged  Property is acquired by the Trust Fund as an REO Property by foreclosure or by deed in lieu of  foreclosure,  the deed or certificate of sale shall be issued to the Trustee or to its  nominee  on  behalf  of  Certificateholders.  Notwithstanding  any such  acquisition  of  title  and cancellation  of the related  Mortgage Loan,  such REO Property shall (except as otherwise  expressly  provided herein) be  considered  to be an  Outstanding  Mortgage  Loan held in the Trust Fund until such time as the REO
Property shall be sold.  Consistent  with the foregoing for purposes of all  calculations  hereunder so long as such  REO  Property  shall  be  considered  to be an  Outstanding  Mortgage  Loan it  shall  be  assumed  that, notwithstanding that the indebtedness  evidenced by the related Mortgage Note shall have been discharged,  such
Mortgage  Note and the related  amortization  schedule in effect at the time of any such  acquisition  of title
(after  giving  effect  to any  previous  Curtailments  and  before  any  adjustment  thereto  by reason of any bankruptcy or similar proceeding or any moratorium or similar waiver or grace period) remain in effect.

(c)     In the event that the Trust Fund  acquires any REO  Property as  aforesaid  or otherwise in  connection with a default or imminent  default on a Mortgage Loan,  the Master  Servicer on behalf of the Trust Fund shall dispose  of such REO  Property  as soon as  practicable,  giving  due  consideration  to the  interests  of the
Certificateholders,  but in all cases,  within  three full years after the taxable year of its  acquisition  by the Trust Fund for  purposes of  Section 860G(a)(8)  of the Code (or such  shorter  period as may be  necessary under  applicable  state  (including any state in which such property is located) law to maintain the status of each REMIC  created  hereunder  as a REMIC  under  applicable  state law and avoid  taxes  resulting  from such property  failing to be foreclosure  property under applicable state law) or, at the expense of the Trust Fund, request,  more than 60 days before the day on which such grace period would otherwise  expire,  an extension of such grace period unless the Master Servicer (subject to  Section 10.01(f))  obtains for the Trustee an Opinion of  Counsel,  addressed  to the Trustee  and the Master  Servicer,  to the effect that the holding by the Trust
Fund of such REO Property  subsequent to such period will not result in the  imposition of taxes on "prohibited transactions"  as defined in Section 860F  of the Code or cause any REMIC created  hereunder to fail to qualify as a REMIC  (for  federal  (or any  applicable  State or  local)  income  tax  purposes)  at any time  that any
Certificates are outstanding,  in which case the Trust Fund may continue to hold such REO Property  (subject to any conditions  contained in such Opinion of Counsel).  The Master  Servicer shall be entitled to be reimbursed from the  Custodial  Account  for any costs  incurred in  obtaining  such  Opinion of  Counsel,  as provided in
Section 3.10.  Notwithstanding  any other  provision of this Agreement,  no REO Property  acquired by the Trust
Fund  shall be rented (or  allowed to  continue  to be rented) or  otherwise  used by or on behalf of the Trust
Fund in such a manner or  pursuant  to any terms that would (i) cause such REO  Property  to fail to qualify as
"foreclosure  property" within the meaning of  Section 860G(a)(8) of the Code or (ii) subject any REMIC created hereunder  to the  imposition  of any  federal  income  taxes on the  income  earned  from  such REO  Property, including any taxes imposed by reason of  Section 860G(c)  of the Code,  unless the Master  Servicer has agreed to indemnify and hold harmless the Trust Fund with respect to the imposition of any such taxes.

(d)     The proceeds of any Cash  Liquidation,  REO  Disposition or purchase or repurchase of any Mortgage Loan pursuant to the terms of this Agreement,  as well as any recovery (other than Subsequent  Recoveries) resulting from a  collection  of  Liquidation  Proceeds,  Insurance  Proceeds  or REO  Proceeds,  will be  applied in the following  order  of  priority:  first,  to  reimburse  the  Master  Servicer  or the  related  Subservicer  in accordance with  Section 3.10(a)(ii);  second,  to the  Certificateholders  to the extent of accrued and unpaid interest  on the  Mortgage  Loan,  and any  related  REO Imputed  Interest,  at the Net  Mortgage  Rate (or the
Modified  Net  Mortgage  Rate in the case of a Modified  Mortgage  Loan),  to the Due Date in the  related  Due
Period  prior  to  the  Distribution  Date  on  which  such  amounts  are  to be  distributed;  third,  to  the
Certificateholders  as a  recovery  of  principal  on the  Mortgage  Loan  (or REO  Property);  fourth,  to all
Servicing Fees and  Subservicing  Fees payable  therefrom (and the Master  Servicer and the  Subservicer  shall have no claims for any  deficiencies  with  respect to such fees which result from the  foregoing  allocation);
and fifth, to Foreclosure Profits.

(e)     In the event of a default  on a  Mortgage  Loan one or more of whose  obligors  is not a United  States
Person,  in  connection  with  any  foreclosure  or  acquisition  of a deed in lieu of  foreclosure  (together,
"foreclosure")  in respect  of such  Mortgage  Loan,  the  Master  Servicer  shall  cause  compliance  with the provisions of Treasury  Regulation  Section 1.1445-2(d)(3)  (or any successor thereto) necessary to assure that no withholding  tax obligation  arises with respect to the proceeds of such  foreclosure  except to the extent, if any, that proceeds of such foreclosure are required to be remitted to the obligors on such Mortgage Loan.

Section 3.15.  Trustee to Cooperate; Release of Mortgage Files.

(a)     Upon  becoming  aware of the payment in full of any  Mortgage  Loan,  or upon the receipt by the Master
Servicer of a notification  that payment in full will be escrowed in a manner customary for such purposes,  the
Master Servicer shall  immediately  notify the Trustee (if it holds the related Mortgage File) or the Custodian by a certification  of a Servicing  Officer (which  certification  shall include a statement to the effect that all amounts  received or to be received in  connection  with such payment which are required to be deposited in the Custodial  Account pursuant to Section 3.07  have been or will be so deposited),  substantially in the form attached  hereto as Exhibit G,  or, in the case of a Custodian,  an electronic  request in a form acceptable to the  Custodian,  requesting  delivery  to it of the  Mortgage  File.  Upon  receipt of such  certification  and request,  the Trustee shall promptly release,  or cause the Custodian to release,  the related Mortgage File to the Master  Servicer.  The Master  Servicer is  authorized  to execute and deliver to the Mortgagor the request for  reconveyance,  deed of reconveyance  or release or  satisfaction of mortgage or such instrument  releasing the  lien of the  Mortgage,  together  with the  Mortgage  Note  with,  as  appropriate,  written  evidence  of cancellation  thereon and to cause the removal from the  registration  on the MERS(R)System of such Mortgage and to execute  and  deliver,  on behalf of the  Trustee  and the  Certificateholders  or any of them,  any and all instruments  of  satisfaction  or  cancellation  or of partial or full release,  including any  applicable  UCC termination  statements.  No expenses  incurred in connection  with any instrument of  satisfaction  or deed of reconveyance shall be chargeable to the Custodial Account or the Certificate Account.

(b)     From time to time as is  appropriate  for the servicing or foreclosure of any Mortgage Loan, the Master
Servicer  shall deliver to the  Custodian,  with a copy to the Trustee,  a certificate  of a Servicing  Officer substantially in the form attached as Exhibit G hereto,  or, in the case of a Custodian,  an electronic request in a form acceptable to the Custodian,  requesting that  possession of all, or any document  constituting  part of, the Mortgage File be released to the Master  Servicer and  certifying as to the reason for such release and that such release will not  invalidate  any insurance  coverage  provided in respect of the Mortgage Loan under any  Required  Insurance  Policy.  Upon  receipt of the  foregoing,  the Trustee  shall  deliver,  or cause the
Custodian to deliver,  the Mortgage File or any document  therein to the Master  Servicer.  The Master Servicer shall cause each  Mortgage  File or any  document  therein so released  to be returned to the  Trustee,  or the
Custodian as agent for the Trustee when the need therefor by the Master  Servicer no longer exists,  unless (i)
the Mortgage Loan has been  liquidated  and the  Liquidation  Proceeds  relating to the Mortgage Loan have been deposited in the Custodial  Account or (ii) the  Mortgage File or such document has been delivered  directly or through a Subservicer to an attorney,  or to a public trustee or other public  official as required by law, for purposes of initiating  or pursuing  legal action or other  proceedings  for the  foreclosure  of the Mortgaged
Property  either  judicially or  non-judicially,  and the Master  Servicer has delivered  directly or through a
Subservicer  to the Trustee a certificate of a Servicing  Officer  certifying as to the name and address of the
Person to which  such  Mortgage  File or such  document  was  delivered  and the  purpose or  purposes  of such delivery.  In the event of the  liquidation  of a Mortgage  Loan,  the  Trustee  shall  deliver the Request for
Release with  respect  thereto to the Master  Servicer  upon the  Trustee's  receipt of  notification  from the
Master Servicer of the deposit of the related Liquidation Proceeds in the Custodial Account.

(c)     The Trustee or the Master  Servicer on the  Trustee's  behalf  shall  execute and deliver to the Master
Servicer,  if necessary,  any court pleadings,  requests for trustee's sale or other documents necessary to the foreclosure  or  trustee's  sale in respect of a Mortgaged  Property or to any legal  action  brought to obtain judgment  against any  Mortgagor on the Mortgage  Note or Mortgage or to obtain a  deficiency  judgment,  or to enforce any other  remedies or rights  provided by the Mortgage Note or Mortgage or otherwise  available at law or in equity.  Together  with such  documents  or pleadings  (if signed by the  Trustee),  the Master  Servicer shall deliver to the Trustee a certificate of a Servicing  Officer  requesting that such pleadings or documents be executed by the Trustee and  certifying  as to the reason such  documents or pleadings are required and that the  execution and delivery  thereof by the Trustee  shall not  invalidate  any  insurance  coverage  under any
Required  Insurance  Policy  or  invalidate  or  otherwise  affect  the lien of the  Mortgage,  except  for the termination of such a lien upon completion of the foreclosure or trustee's sale.

Section 3.16.  Servicing and Other Compensation; Compensating Interest.

(a)     The Master  Servicer,  as compensation  for its activities  hereunder,  shall be entitled to receive on each  Distribution  Date the amounts  provided for by clauses  (iii),  (iv),  (v) and (vi) of  Section 3.10(a), subject  to clause (e) below.  The amount of  servicing  compensation  provided  for in such  clauses  shall be accounted for on a Mortgage  Loan-by-Mortgage  Loan basis. In the event that  Liquidation  Proceeds,  Insurance
Proceeds and REO Proceeds (net of amounts reimbursable  therefrom pursuant to  Section 3.10(a)(ii))  in respect of a Cash  Liquidation  or REO  Disposition  exceed the unpaid  principal  balance of such  Mortgage  Loan plus unpaid interest accrued thereon  (including REO Imputed  Interest) at a per annum rate equal to the related Net
Mortgage  Rate (or the  Modified  Net  Mortgage  Rate in the case of a  Modified  Mortgage  Loan),  the  Master
Servicer  shall be entitled  to retain  therefrom  and to pay to itself  and/or the  related  Subservicer,  any
Foreclosure Profits and any Servicing Fee or Subservicing Fee considered to be accrued but unpaid.

(b)     Additional  servicing  compensation in the form of assumption  fees, late payment  charges,  investment income on amounts in the Custodial  Account or the  Certificate  Account or otherwise  shall be retained by the
Master  Servicer or the  Subservicer to the extent  provided  herein,  subject to clause (e) below.  Prepayment charges shall be deposited  into the  Certificate  Account and shall be paid on each  Distribution  Date to the holders of the Class SB Certificates.

(c)     The Master  Servicer  shall be  required to pay, or cause to be paid,  all  expenses  incurred by it in connection with its servicing  activities  hereunder  (including  payment of premiums for the Primary Insurance
Policies,  if any, to the extent such premiums are not required to be paid by the related  Mortgagors,  and the fees and  expenses of the  Trustee and any  Custodian)  and shall not be  entitled  to  reimbursement  therefor except as specifically provided in Sections 3.10 and 3.14.

(d)     The Master  Servicer's  right to receive  servicing  compensation may not be transferred in whole or in part except in  connection  with the  transfer of all of its  responsibilities  and  obligations  of the Master
Servicer under this Agreement.

(e)     Notwithstanding  clauses  (a) and (b)  above,  the  amount of  servicing  compensation  that the Master
Servicer shall be entitled to receive for its activities  hereunder for the period ending on each  Distribution
Date  shall  be  reduced  (but not  below  zero)  by the  amount  of  Compensating  Interest  (if any) for such
Distribution  Date used to cover Prepayment  Interest  Shortfalls as provided in  Section 3.16(f)  below.  Such reduction shall be applied during such period as follows:  first,  to any Servicing Fee or Subservicing  Fee to which the Master  Servicer is  entitled  pursuant to  Section 3.10(a)(iii);  and second,  to any income or gain realized from any  investment of funds held in the Custodial  Account or the  Certificate  Account to which the
Master Servicer is entitled  pursuant to Sections 3.07(c) or 4.01(c),  respectively.  In making such reduction, the Master  Servicer  shall not  withdraw  from the  Custodial  Account any such amount  representing  all or a portion of the Servicing Fee to which it is entitled  pursuant to  Section 3.10(a)(iii)  and shall not withdraw from the  Custodial  Account  or  Certificate  Account  any such  amount to which it is  entitled  pursuant  to
Section 3.07(c) or 4.01(c).

(f)     With respect to any Distribution  Date,  Prepayment  Interest  Shortfalls on the Mortgage Loans will be covered  first,  by the Master  Servicer,  but only to the extent such  Prepayment  Interest  Shortfalls do not exceed Eligible Master Servicing Compensation.

Section 3.17.  Reports to the Trustee and the Depositor.

        Not later than fifteen days after each  Distribution  Date,  the Master  Servicer  shall forward to the
Trustee and the  Depositor a  statement,  certified  by a Servicing  Officer,  setting  forth the status of the
Custodial  Account as of the close of business on such  Distribution  Date as it relates to the Mortgage  Loans and showing,  for the period covered by such  statement,  the aggregate of deposits in or withdrawals  from the
Custodial  Account in respect of the Mortgage Loans for each category of deposit  specified in Section 3.07 and each category of withdrawal specified in Section 3.10.

Section 3.18.  Annual Statement as to Compliance.

        The  Master  Servicer  shall  deliver to the  Depositor  and the  Trustee  on or before the  earlier of
(a) March 31 of each year,  beginning with the first March 31 that occurs at least six months after the Cut-off
Date or (b) with  respect to any  calendar  year during  which the  Depositor's  annual  report on Form 10-K is required to be filed in accordance with the Exchange Act and the rules and  regulations of the  Commission,  on or before the date on which the  annual  report on Form 10-K is  required  to be filed in  accordance  with the
Exchange Act and the rules and  regulations of the Commission,  an Officers'  Certificate  stating,  as to each signer thereof,  that (i) a review of the activities of the Master Servicer during the preceding  calendar year related to its servicing of mortgage loans and of its performance  under the pooling and servicing  agreements, including this Agreement,  has been made under such officers'  supervision,  (ii) to the best of such officers'
knowledge,  based on such review,  the Master  Servicer has complied in all material  respects with the minimum servicing  standards  set  forth in the  Uniform  Single  Attestation  Program  for  Mortgage  Bankers  and has
fulfilled all of its material  obligations  relating to this Agreement in all material respects throughout such year,  or,  if there has been  material  noncompliance  with  such  servicing  standards  or a  default  in the fulfillment in all material  respects of any such obligation  relating to this Agreement,  such statement shall include a description  of such  noncompliance  or specify each such default,  as the case may be, known to such officer and the nature and status thereof and (iii) to the best of such officers'  knowledge,  each Subservicer has complied in all material  respects with the minimum  servicing  standards  set forth in the Uniform  Single
Attestation  Program  for  Mortgage  Bankers  and has  fulfilled  all of its  material  obligations  under  its
Subservicing  Agreement  in all  material  respects  throughout  such  year,  or,  if there  has been  material noncompliance  with such  servicing  standards or a material  default in the  fulfillment  of such  obligations relating to this Agreement,  such statement shall include a description of such  noncompliance  or specify each such default, as the case may be, known to such officer and the nature and status thereof.

Section 3.19.  Annual Independent Public Accountants' Servicing Report.

        On or before the  earlier of (a) March 31 of each year,  beginning  with the first March 31 that occurs at least six  months  after the  Cut-off  Date,  or (b) with  respect to any  calendar  year  during  which the
Depositor's  annual  report on Form 10-K is required to be filed in  accordance  with the  Exchange Act and the rules and  regulations  of the  Commission,  on or before the date on which the annual report is required to be filed in  accordance  with the  Exchange  Act and the rules  and  regulations  of the  Commission,  the  Master
Servicer at its expense shall cause a firm of  independent  public  accountants,  which shall be members of the
American  Institute of  Certified  Public  Accountants,  to furnish a report to the  Depositor  and the Trustee stating its opinion that, on the basis of an  examination  conducted by such firm  substantially  in accordance with standards  established by the American  Institute of Certified  Public  Accountants,  the assertions  made pursuant to Section 3.18  regarding  compliance with the minimum  servicing  standards set forth in the Uniform
Single  Attestation  Program for Mortgage  Bankers during the preceding  calendar year are fairly stated in all material  respects,  subject to such  exceptions  and other  qualifications  that, in the opinion of such firm, such  accounting  standards  require it to report.  In  rendering  such  statement,  such firm may rely,  as to matters  relating to the direct  servicing of mortgage loans by  Subservicers,  upon comparable  statements for
examinations   conducted  by  independent  public  accountants   substantially  in  accordance  with  standards
established  by the American  Institute  of  Certified  Public  Accountants  (rendered  within one year of such statement)  with  respect to such  Subservicers.  In the event such firm  requires  the Trustee to agree to the procedures  performed by such firm,  the Master  Servicer  shall direct the Trustee in writing to so agree;  it being  understood  and agreed that the Trustee shall  deliver such letter of agreement in  conclusive  reliance upon the  direction  of the  Master  Servicer,  and the  Trustee  shall  not make any  independent  inquiry  or investigation  as to, and shall have no  obligation  or liability in respect of, the  sufficiency,  validity or correctness of such procedures.

Section 3.20.  Right of the Depositor in Respect of the Master Servicer.

        The Master Servicer shall afford the Depositor and the Trustee,  upon reasonable notice,  during normal business  hours  access to all  records  maintained  by the  Master  Servicer  in  respect  of its  rights  and obligations  hereunder and access to officers of the Master  Servicer  responsible for such  obligations.  Upon request,  the Master  Servicer shall furnish the Depositor with its most recent  financial  statements and such other information as the Master Servicer  possesses  regarding its business,  affairs,  property and condition,
financial  or  otherwise.   The  Master  Servicer  shall  also  cooperate  with  all  reasonable  requests  for information  including,  but not limited to, notices, tapes and copies of files, regarding itself, the Mortgage
Loans or the Certificates from any Person or Persons  identified by the Depositor or Residential  Funding.  The
Depositor  may enforce the  obligation  of the Master  Servicer  hereunder and may, but it is not obligated to, perform or cause a designee to perform,  any defaulted  obligation of the Master Servicer hereunder or exercise the rights of the Master  Servicer  hereunder;  provided that the Master  Servicer shall not be relieved of any of its  obligations  hereunder by virtue of such  performance  by the  Depositor or its  designee.  Neither the
Depositor  nor the Trustee shall have the  responsibility  or liability for any action or failure to act by the
Master  Servicer and the Depositor is not obligated to supervise the  performance of the Master  Servicer under this Agreement or otherwise.

Section 3.21.  [Reserved].

Section 3.22.  Advance Facility.

        (a)    The Master  Servicer is hereby  authorized to enter into a financing or other facility (any such arrangement,  an "Advance  Facility") under which (1) the Master Servicer sells,  assigns or pledges to another
Person (an  "Advancing  Person") the Master  Servicer's  rights under this  Agreement to be reimbursed  for any
Advances or Servicing  Advances  and/or (2) an  Advancing  Person  agrees to fund some or all  Advances  and/or
Servicing  Advances  required to be made by the Master Servicer  pursuant to this Agreement.  No consent of the
Depositor,  the  Trustee,  the  Certificateholders  or any other  party  shall be  required  before  the Master
Servicer  may enter into an Advance  Facility.  Notwithstanding  the  existence of any Advance  Facility  under which an Advancing Person agrees to fund Advances and/or Servicing  Advances on the Master  Servicer's  behalf, the Master  Servicer  shall  remain  obligated  pursuant  to this  Agreement  to make  Advances  and  Servicing
Advances  pursuant  to and as  required  by this  Agreement.  If the  Master  Servicer  enters  into an Advance
Facility,  and for so long as an Advancing  Person remains entitled to receive  reimbursement  for any Advances including  Nonrecoverable  Advances  ("Advance  Reimbursement  Amounts")  and/or Servicing  Advances  including
Nonrecoverable  Advances  ("Servicing Advance  Reimbursement  Amounts" and together with Advance  Reimbursement
Amounts,  "Reimbursement  Amounts") (in each case to the extent such type of  Reimbursement  Amount is included in the Advance Facility),  as applicable,  pursuant to this Agreement,  then the Master Servicer shall identify such  Reimbursement  Amounts  consistent with the  reimbursement  rights set forth in  Section 3.10(a)(ii)  and
(vii) and remit such  Reimbursement  Amounts in accordance  with this  Section 3.22  or otherwise in accordance with the  documentation  establishing the Advance  Facility to such Advancing Person or to a trustee,  agent or custodian (an "Advance  Facility  Trustee")  designated by such Advancing  Person in an Advance Facility Notice described below in  Section 3.22(b).  Notwithstanding  the foregoing,  if so required  pursuant to the terms of the Advance  Facility,  the Master  Servicer may direct,  and if so directed in writing,  the Trustee is hereby authorized to and shall pay to the Advance Facility Trustee the Reimbursement  Amounts  identified  pursuant to the  preceding  sentence.  An  Advancing  Person  whose  obligations  hereunder  are  limited to the funding of
Advances and/or Servicing  Advances shall not be required to meet the  qualifications of a Master Servicer or a
Subservicer  pursuant to  Section 3.02(a)  or 6.02(c) hereof and shall not be deemed to be a Subservicer  under this  Agreement.  Notwithstanding  anything to the contrary  herein,  in no event shall  Advance  Reimbursement
Amounts or  Servicing  Advance  Reimbursement  Amounts be  included  in the  Available  Distribution  Amount or distributed to Certificateholders.

        (b)    If the Master  Servicer  enters into an Advance  Facility  and makes the  election  set forth in
Section 3.22(a),  the Master Servicer and the related  Advancing  Person shall deliver to the Trustee a written notice and payment  instruction  (an "Advance  Facility  Notice"),  providing the Trustee with written  payment instructions  as to where  to remit  Advance  Reimbursement  Amounts  and/or  Servicing  Advance  Reimbursement
Amounts  (each to the extent such type of  Reimbursement  Amount is included  within the Advance  Facility)  on subsequent  Distribution Dates. The payment instruction shall require the applicable  Reimbursement  Amounts to be distributed to the Advancing  Person or to an Advance  Facility  Trustee  designated in the Advance Facility
Notice.  An Advance  Facility  Notice  may only be  terminated  by the joint  written  direction  of the Master
Servicer and the related Advancing Person (and any related Advance Facility Trustee).

               (c)    Reimbursement  Amounts  shall  consist  solely of amounts in respect of  Advances  and/or
Servicing  Advances made with respect to the Mortgage  Loans for which the Master  Servicer  would be permitted to reimburse itself in accordance with  Section 3.10(a)(ii)  and (vii) hereof,  assuming the Master Servicer or the  Advancing  Person  had made the  related  Advance(s)  and/or  Servicing  Advance(s).  Notwithstanding  the
foregoing,  except with respect to reimbursement of Nonrecoverable  Advances as set forth in Section 3.10(c) of this  Agreement,  no Person shall be entitled to  reimbursement  from funds held in the Collection  Account for future  distribution to  Certificateholders  pursuant to this Agreement.  Neither the Depositor nor the Trustee shall have any duty or liability with respect to the  calculation of any  Reimbursement  Amount,  nor shall the
Depositor  or the  Trustee  have any  responsibility  to track or monitor  the  administration  of the  Advance
Facility  and the  Depositor  shall not have any  responsibility  to track,  monitor or verify  the  payment of
Reimbursement  Amounts to the related Advancing Person or Advance Facility  Trustee.  The Master Servicer shall maintain and provide to any  successor  master  servicer a detailed  accounting on a  loan-by-loan  basis as to amounts  advanced by, sold,  pledged or assigned to, and  reimbursed  to any  Advancing  Person.  The successor master  servicer shall be entitled to rely on any such  information  provided by the Master  Servicer,  and the successor master servicer shall not be liable for any errors in such information.

        (d)    Upon the direction of and at the expense of the Master  Servicer,  the Trustee agrees to execute such  acknowledgments,  certificates,  and other documents  reasonably  satisfactory to the Trustee provided by the Master  Servicer and  reasonable  satisfactory  to the Trustee  recognizing  the interests of any Advancing
Person or Advance  Facility Trustee in such  Reimbursement  Amounts as the Master Servicer may cause to be made subject to Advance Facilities  pursuant to this Section 3.22,  and such other documents in connection with such
Advance  Facility as may be reasonably  requested from time to time by any Advancing Person or Advance Facility
Trustee and reasonably satisfactory to the Trustee.

        (e)    Reimbursement  Amounts  collected  with  respect to each  Mortgage  Loan shall be  allocated  to outstanding  unreimbursed  Advances  or  Servicing  Advances  (as the case may be) made  with  respect  to that
Mortgage Loan on a "first-in, first out" ("FIFO") basis, subject to the qualifications set forth below:

        (i)    Any successor  Master Servicer to Residential  Funding (a "Successor  Master  Servicer") and the
Advancing  Person or Advance  Facility  Trustee shall be required to apply all amounts  available in accordance with this  Section 3.22(e)  to the reimbursement of Advances and Servicing  Advances in the manner provided for herein;  provided,  however,  that after the succession of a Successor Master Servicer,  (A) to the extent that any Advances or Servicing  Advances with respect to any particular  Mortgage Loan are reimbursed  from payments or recoveries,  if any, from the related Mortgagor,  and Liquidation  Proceeds or Insurance  Proceeds,  if any,
with respect to that Mortgage Loan,  reimbursement  shall be made,  first,  to the Advancing  Person or Advance
Facility Trustee in respect of Advances and/or  Servicing  Advances related to that Mortgage Loan to the extent of the  interest  of the  Advancing  Person or Advance  Facility  Trustee  in such  Advances  and/or  Servicing
Advances,  second to the Master  Servicer  in respect of Advances  and/or  Servicing  Advances  related to that
Mortgage  Loan in excess of those in which the  Advancing  Person or  Advance  Facility  Trustee  Person has an
interest,  and third,  to the  Successor  Master  Servicer in respect of any other  Advances  and/or  Servicing
Advances  related to that Mortgage Loan, from such sources as and when  collected,  and (B)  reimbursements  of
Advances and  Servicing  Advances  that are  Nonrecoverable  Advances  shall be made pro rata to the  Advancing
Person or Advance  Facility  Trustee,  on the one hand, and any such Successor  Master  Servicer,  on the other hand, on the basis of the respective aggregate  outstanding  unreimbursed  Advances and Servicing Advances that are  Nonrecoverable  Advances  owed to the  Advancing  Person,  Advance  Facility  Trustee  or Master  Servicer
pursuant to this Agreement,  on the one hand, and any such Successor  Master  Servicer,  on the other hand, and without  regard to the date on which any such  Advances  or  Servicing  Advances  shall have been made.  In the event  that,  as a result  of the FIFO  allocation  made  pursuant  to this  Section 3.22(e),  some or all of a
Reimbursement  Amount  paid to the  Advancing  Person or  Advance  Facility  Trustee  relates  to  Advances  or
Servicing  Advances  that were made by a Person  other  than  Residential  Funding or the  Advancing  Person or
Advance  Facility  Trustee,  then the Advancing  Person or Advance  Facility Trustee shall be required to remit any  portion  of such  Reimbursement  Amount to the  Person  entitled  to such  portion  of such  Reimbursement
Amount.  Without  limiting the generality of the  foregoing,  Residential  Funding shall remain  entitled to be reimbursed by the Advancing Person or Advance  Facility Trustee for all Advances and Servicing  Advances funded by Residential Funding to the extent the related  Reimbursement  Amount(s) have not been assigned or pledged to an Advancing  Person or Advance Facility  Trustee.  The  documentation  establishing any Advance Facility shall require  Residential  Funding to provide to the related  Advancing  Person or Advance  Facility Trustee loan by loan  information  with respect to each  Reimbursement  Amount  distributed to such Advancing Person or Advance
Facility Trustee on each date of remittance  thereof to such Advancing Person or Advance Facility  Trustee,  to enable the Advancing  Person or Advance  Facility  Trustee to make the FIFO  allocation  of each  Reimbursement
Amount with respect to each Mortgage Loan.

        (ii)   By way of  illustration,  and not by way of limiting the  generality  of the  foregoing,  if the
Master  Servicer  resigns  or is  terminated  at a time  when the  Master  Servicer  is a party  to an  Advance
Facility,  and is replaced by a Successor  Master Servicer,  and the Successor  Master Servicer  directly funds
Advances  or  Servicing  Advances  with  respect to a Mortgage  Loan and does not assign or pledge the  related
Reimbursement  Amounts to the related  Advancing  Person or Advance  Facility  Trustee,  then all  payments and recoveries  received from the related  Mortgagor or received in the form of  Liquidation  Proceeds with respect to such  Mortgage Loan  (including  Insurance  Proceeds  collected in  connection  with a  liquidation  of such
Mortgage Loan) will be allocated first to the Advancing  Person or Advance  Facility  Trustee until the related
Reimbursement  Amounts  attributable  to such  Mortgage  Loan  that are  owed to the  Master  Servicer  and the
Advancing  Person,  which were made prior to any Advances or Servicing  Advances made by the  Successor  Master
Servicer,  have been  reimbursed  in full, at which point the Successor  Master  Servicer  shall be entitled to retain all related  Reimbursement  Amounts  subsequently  collected with respect to that Mortgage Loan pursuant to  Section 3.10 of this Agreement.  To the extent that the Advances or Servicing  Advances are  Nonrecoverable
Advances to be reimbursed on an aggregate basis pursuant to Section 3.10 of this Agreement,  the  reimbursement paid in this manner  will be made pro rata to the  Advancing  Person or Advance  Facility  Trustee,  on the one
hand, and the Successor Master Servicer, on the other hand, as described in clause (i)(B) above.

        (f)    The Master  Servicer  shall remain  entitled to be  reimbursed  for all  Advances and  Servicing
Advances  funded by the Master  Servicer to the extent the related  rights to be  reimbursed  therefor have not been sold, assigned or pledged to an Advancing Person.

        (g)    Any  amendment to this  Section 3.22  or to any other  provision of this  Agreement  that may be necessary  or  appropriate  to  effect  the  terms  of an  Advance  Facility  as  described  generally  in this
Section 3.22,  including  amendments to add provisions relating to a successor master servicer,  may be entered into by the Trustee, the Depositor and the Master Servicer without the consent of any  Certificateholder,  with written  confirmation  from each  Rating  Agency that the  amendment  will not result in the  reduction  of the ratings on any class of the  Certificates  below the lesser of the then  current  or  original  ratings on such
Certificates  and  delivery  of an  Opinion  of Counsel as  required  under  Section 11.01(c),  notwithstanding anything to the contrary in Section 11.01 of or elsewhere in this Agreement.

        (h)    Any rights of set-off that the Trust Fund,  the Trustee,  the  Depositor,  any Successor  Master
Servicer or any other Person might  otherwise have against the Master  Servicer under this Agreement  shall not attach to any rights to be  reimbursed  for Advances or Servicing  Advances  that have been sold,  transferred, pledged, conveyed or assigned to any Advancing Person.

        (i)    At any time when an  Advancing  Person  shall have  ceased  funding  Advances  and/or  Servicing
Advances  (as the case may be) and the  Advancing  Person  or  related  Advance  Facility  Trustee  shall  have received  Reimbursement  Amounts  sufficient  in the  aggregate to  reimburse  all  Advances  and/or  Servicing
Advances  (as the case may be) the right to  reimbursement  for which were  assigned to the  Advancing  Person, then upon the  delivery  of a written  notice  signed by the  Advancing  Person and the Master  Servicer or its
successor  or assign)  to the  Trustee  terminating  the  Advance  Facility  Notice  (the  "Notice of  Facility
Termination"),  the Master  Servicer or its Successor  Master  Servicer shall again be entitled to withdraw and retain the related Reimbursement Amounts from the Custodial Account pursuant to Section 3.10.

        (j)    After delivery of any Advance  Facility  Notice,  and until any such Advance Facility Notice has been  terminated  by a Notice of  Facility  Termination,  this  Section 3.22  may not be amended  or  otherwise modified without the prior written consent of the related Advancing Person.

ARTICLE IV

                                        PAYMENTS TO CERTIFICATEHOLDERS

Section 4.01.  Certificate Account.

(a)     The Master Servicer  acting as agent of the Trustee shall establish and maintain a Certificate  Account in which the Master  Servicer  shall cause to be  deposited on behalf of the Trustee on or before 2:00 P.M. New
York time on each  Certificate  Account Deposit Date by wire transfer of immediately  available funds an amount equal  to the sum of (i) any  Advance  for the  immediately  succeeding  Distribution  Date,  (ii)  any  amount required to be deposited in the Certificate Account pursuant to  Section 3.12(a),  (iii) any amount required to be deposited in the Certificate  Account  pursuant to  Section 3.16(e)  or 4.07, (iv) any amount required to be paid pursuant to Section 9.01,  and (v) other amounts  constituting the Available  Distribution  Amount for the immediately succeeding Distribution Date.

(b)     [Reserved].

(c)     The Trustee  shall,  upon written  request from the Master  Servicer,  invest or cause the  institution maintaining the Certificate  Account to invest the funds in the  Certificate  Account in Permitted  Investments designated in the name of the Trustee for the benefit of the  Certificateholders,  which shall mature not later than the Business Day next preceding the Distribution  Date next following the date of such investment  (except that (i) if such Permitted  Investment is an obligation of the institution  that maintains such account or fund for  which  such  institution  serves  as  custodian,  then  such  Permitted  Investment  may  mature  on  such
Distribution  Date and (ii) any other  investment  may mature on such  Distribution  Date if the Trustee  shall advance funds on such  Distribution  Date to the  Certificate  Account in the amount payable on such investment on such  Distribution  Date,  pending  receipt  thereof to the extent  necessary to make  distributions  on the
Certificates)  and shall not be sold or disposed of prior to maturity.  All income and gain  realized  from any such  investment  shall be for the benefit of the Master  Servicer  and shall be subject to its  withdrawal  or order from time to time.  The  amount of any  losses  incurred  in  respect  of any such  investments  shall be deposited in the Certificate Account by the Master Servicer out of its own funds immediately as realized.

Section 4.02.  Distributions.

(a)     On each  Distribution  Date,  the Trustee (or the Paying Agent on behalf of the Trustee) shall allocate and distribute the Available  Distribution  Amount, if any, for such date to the interests issued in respect of
REMIC I and REMIC II as specified in this Section.

(b)     (1)    On each Distribution  Date, the REMIC I  Distribution  Amount shall be distributed by REMIC I to
     REMIC II on account of the REMIC I Regular  Interests and to Holders of the Class R-I  Certificates in the
     amounts and with the priorities set forth in the definition thereof.

                (2)   Notwithstanding  the  distributions  described in this  Section 4.02(b),  distribution of funds from the Certificate Account shall be made only in accordance with Section 4.02(c).

(c)     On each  Distribution  Date (x) the Master  Servicer on behalf of the  Trustee or (y) the Paying  Agent appointed by the Trustee,  shall  distribute to each  Certificateholder  of record on the next preceding Record
Date  (other  than as  provided  in  Section 9.01  respecting  the final  distribution)  either in  immediately available  funds (by wire transfer or otherwise)  to the account of such  Certificateholder  at a bank or other entity having appropriate  facilities therefor,  if such  Certificateholder has so notified the Master Servicer or the  Paying  Agent,  as the case may be,  or,  if such  Certificateholder  has not so  notified  the  Master
Servicer or the Paying Agent by the Record Date,  by check mailed to such  Certificateholder  at the address of such Holder appearing in the Certificate Register such  Certificateholder's  share (which share with respect to each  Class of  Certificates,  shall be based on the  aggregate  of the  Percentage  Interests  represented  by
Certificates of the applicable Class held by such Holder of the following  amounts),  in the following order of priority,  in each case to the  extent of the  Available  Distribution  Amount on  deposit  in the  Certificate
Account  (except,  with  respect  to  clauses  (iii),  (viii) and (xi)  below,  to the extent of the  remaining
Available  Distribution  Amount plus the remaining  Hedge Payment or, with respect to clause (xi)(B) below,  to the extent of prepayment charges on deposit in the Certificate Account):

(i)     to the Class A  Certificateholders,  the REMIC Interest Amount payable on the Class A Certificates with respect to such  Distribution  Date, plus any related  amounts accrued  pursuant to this clause (i) but remaining  unpaid from any prior  Distribution  Date being paid from and in reduction of the  Available
        Distribution Amount for such Distribution Date;

(ii)    to the Class M  Certificateholders  and  Class B  Certificateholders,  from the amount,  if any, of the
        Available  Distribution Amount remaining after the foregoing  distributions,  the REMIC Interest Amount payable on the Class M  Certificates and Class B  Certificates with respect to such Distribution  Date, plus any related  amounts  accrued  pursuant to this  clause (ii) but  remaining  unpaid from any prior
        Distribution Date, sequentially,  to the Class M-1  Certificateholders,  Class M-2  Certificateholders,
        Class M-3  Certificateholders,  Class M-4 Certificateholders,  Class M-5 Certificateholders,  Class M-6
        Certificateholders,    Class M-7   Certificateholders,    Class M-8    Certificateholders,    Class M-9
        Certificateholders,    Class M-10   Certificateholders,    Class M-11   Certificateholders,   Class B-1
        Certificateholders,  Class B-2  Certificateholders  and  Class B-3  Certificateholders,  in that order, being paid from and in reduction of the Available Distribution Amount for such Distribution Date;

(iii)   to the Class A  Certificateholders,  Class M  Certificateholders  and Class B  Certificateholders,  the
        related  Accrued  Certificate  Interest  for such  Distribution  Date in excess  of the  REMIC Interest
        Amount,  if  any,  which  amount  shall  be  allocated  to  the  Class A  Certificateholders,   Class M
        Certificateholders  and  Class B  Certificateholders,  pro rata,  based upon the amount of the  related
        Accrued Certificate  Interest in excess of the REMIC Interest  Amount due thereon,  being paid from and in reduction of the Subordinate Hedge Payment for such Distribution Date;

(iv)    the  Principal  Distribution  Amount  shall be  distributed  as  follows,  to be  applied to reduce the
        Certificate  Principal  Balance  of the  applicable  Certificates  in each  case to the  extent  of the remaining Principal Distribution Amount:

(v)     (A)           first, the Class A  Principal  Distribution  Amount shall be distributed  sequentially to the Class A-1 Certificates,  Class A-2 Certificates, Class A-3 Certificates and Class A-4 Certificates,
        in that order, in each case until the Certificate Principal Balance thereof is reduced to zero;

                      (B)    second,   to   the   Class M-1   Certificateholders,   the   Class M-1   Principal
               Distribution Amount, until the Certificate  Principal Balance of the Class M-1  Certificates has
               been reduced to zero;

                      (C)    third, to the Class M-2  Certificateholders,  the Class M-2 Principal Distribution
               Amount, until the Certificate  Principal Balance of the Class M-2  Certificates has been reduced to zero;

                      (D)    fourth,   to   the   Class M-3   Certificateholders,   the   Class M-3   Principal
               Distribution Amount, until the Certificate  Principal Balance of the Class M-3  Certificates has
               been reduced to zero;

                      (E)    fifth, to the Class M-4  Certificateholders,  the Class M-4 Principal Distribution
               Amount, until the Certificate  Principal Balance of the Class M-4  Certificates has been reduced to zero;

                      (F)    sixth, to the Class M-5  Certificateholders,  the Class M-5 Principal Distribution
               Amount, until the Certificate  Principal Balance of the Class M-5  Certificates has been reduced to zero;

                      (G)    seventh,   to  the   Class M-6   Certificateholders,   the   Class M-6   Principal
               Distribution Amount, until the Certificate  Principal Balance of the Class M-6  Certificates has
               been reduced to zero;

                      (H)    eighth,   to   the   Class M-7   Certificateholders,   the   Class M-7   Principal
               Distribution Amount, until the Certificate  Principal Balance of the Class M-7  Certificates has
               been reduced to zero;

                      (I)    ninth, to the Class M-8  Certificateholders,  the Class M-8 Principal Distribution
               Amount, until the Certificate  Principal Balance of the Class M-8  Certificates has been reduced to zero;

                      (J)    tenth, to the Class M-9  Certificateholders,  the Class M-9 Principal Distribution
               Amount, until the Certificate  Principal Balance of the Class M-9  Certificates has been reduced to zero;

                      (J)    eleventh,   to  the  Class M-10   Certificateholders,   the  Class M-10  Principal
               Distribution Amount, until the Certificate Principal Balance of the Class M-10  Certificates has
               been reduced to zero;

                      (J)    twelfth,   to  the  Class M-11   Certificateholders,   the  Class M-11   Principal
               Distribution Amount, until the Certificate Principal Balance of the Class M-11  Certificates has
               been reduced to zero;

                      (K)    thirteenth,   to  the  Class B-1   Certificateholders,   the  Class B-1  Principal
               Distribution Amount, until the Certificate  Principal Balance of the Class B-1  Certificates has
               been reduced to zero;

                      (K)    fourteenth,   to  the  Class B-2   Certificateholders,   the  Class B-2  Principal
               Distribution Amount, until the Certificate  Principal Balance of the Class B-2  Certificates has
               been reduced to zero; and

                      (L)    fifteenth,   to  the  Class B-3   Certificateholders,   the  Class B-3   Principal
               Distribution Amount, until the Certificate  Principal Balance of the Class B-3  Certificates has
               been reduced to zero;

(vi)    to the Class A  Certificateholders,  Class M  Certificateholders  and Class B  Certificateholders,  the
        amount of any Prepayment  Interest  Shortfalls  allocated thereto for such Distribution  Date, on a pro rata  basis  based on  Prepayment  Interest  Shortfalls  allocated  thereto to the extent not offset by
        Eligible Master Servicing Compensation on such Distribution Date;

(vii)   to the Class A  Certificateholders,  Class M  Certificateholders  and Class B  Certificateholders,  the
        amount of any Prepayment Interest Shortfalls  previously  allocated thereto remaining unpaid from prior
        Distribution  Dates  together with  interest  thereon at the related  Pass-Through  Rate, on a pro rata basis based on unpaid Prepayment Interest Shortfalls previously allocated thereto;

(viii)  (A) concurrently,  (1) from the Class A Hedge Payment remaining after the distributions in clause (iii)
        above,  to the Class A  Certificateholders,  the amount of any unpaid Basis Risk  Shortfalls  allocated thereto,  on a pro rata basis based on the amount of unpaid Basis Risk  Shortfalls  allocated  thereto, and (2) from the Subordinate  Hedge Payment  remaining after the  distributions in clause (iii)  above, then sequentially, to the Class M-1,  Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7,
        Class M-8, Class M-9,  Class M-10,  Class M-11,  Class B-1, Class B-2 and Class B-3 Certificateholders,
        in that  order,  the amount of any unpaid  Basis Risk  Shortfalls  allocated  thereto  and (B) from the
        Available  Distribution  Amount remaining after making the distributions in clause (vii) above,  first, to the Class A  Certificateholders,  the amount of any unpaid Basis Risk Shortfalls  allocated  thereto and remaining unpaid after the  distributions  described in clause (viii)(A) above, on a pro rata basis based on the amount of unpaid Basis Risk Shortfalls allocated thereto, and then,  sequentially,  to the
        Class M-1,  Class M-2,  Class M-3,  Class M-4,  Class M-5,  Class M-6, Class M-7, Class M-8, Class M-9,
        Class M-10,  Class M-11,  Class B-1,  Class B-2 and Class B-3  Certificateholders,  in that order,  the amount  of any  unpaid  Basis  Risk  Shortfalls  allocated  thereto  and  remaining  unpaid  after  the distributions described in clause (viii)(A) above;

(ix)    to the Class A Certificateholders,  Class M Certificateholders and Class B  Certificateholders,  Relief
        Act Shortfalls  allocated thereto for such  Distribution  Date, on a pro rata basis based on Relief Act
        Shortfalls allocated thereto for such Distribution Date,

(x)     to the Class A  Certificateholders,  the principal portion of any Realized Losses previously  allocated thereto and remaining unreimbursed,  on a pro rata basis based on their respective principal portion of any Realized Losses previously  allocated to those Certificates and remaining  unreimbursed,  and then, sequentially, to the Class M-1,  Class M-2,  Class M-3,  Class M-4,  Class M-5,  Class M-6,  Class M-7,
        Class M-8, Class M-9,  Class M-10,  Class M-11,  Class B-1, Class B-2 and Class B-3 Certificateholders,
        in that order, the principal portion of any Realized Losses previously  allocated thereto and remaining unreimbursed;

(xi)    to the Class SB Certificates,  (A) from the amount, if any, of the Excess Cash Flow remaining after the foregoing  distributions,  the sum of (I) Accrued Certificate Interest thereon,  (II) the amount of any
        Overcollateralization  Reduction  Amount  for such  Distribution  Date,  (III) the  amount of any Hedge
        Shortfall  Amount for such  Distribution  Date,  (IV) the amount of any Hedge  Shortfall  Carry-Forward
        Amount for such  Distribution  Date and (V) for any Distribution  Date after the Certificate  Principal
        Balance of each Class of Class A  Certificates,  Class M Certificates and Class B Certificates has been reduced  to zero,  the  Overcollateralization  Amount,  (B) from  prepayment  charges on deposit in the
        Certificate  Account,  any  prepayment  charges  received  on the  Mortgage  Loans  during the  related
        Prepayment Period and (C) from the Hedge Payments,  if any, the amount of such Hedge Payments remaining after the foregoing distributions; and

(xii)   to the Class R-II Certificateholders, the balance, if any, of the Excess Cash Flow.

(d)     Notwithstanding the foregoing clause (c), upon the reduction of the Certificate  Principal Balance of a
Class  of  Class A  Certificates,  Class M  Certificates  or  Class B  Certificates  to  zero,  such  Class  of
Certificates will not be entitled to further distributions pursuant to Section 4.02.

(e)     Each distribution with respect to a Book-Entry  Certificate shall be paid to the Depository,  as Holder thereof,  and the  Depository  shall be  responsible  for  crediting  the  amount of such  distribution  to the
accounts  of  its  Depository   Participants  in  accordance  with  its  normal  procedures.   Each  Depository
Participant  shall  be  responsible  for  disbursing  such  distribution  to the  Certificate  Owners  that  it represents and to each indirect  participating  brokerage firm (a "brokerage  firm" or "indirect  participating firm")  for which it acts as agent.  Each  brokerage  firm shall be  responsible  for  disbursing  funds to the
Certificate Owners that it represents.  None of the Trustee,  the Certificate  Registrar,  the Depositor or the
Master  Servicer  shall have any  responsibility  therefor  except as otherwise  provided by this  Agreement or applicable law.

(f)     Except  as  otherwise  provided  in  Section 9.01,  if the  Master  Servicer  anticipates  that a final distribution with respect to any Class of Certificates  will be made on the next Distribution  Date, the Master
Servicer  shall,  no later  than the  Determination  Date in the month of such final  distribution,  notify the
Trustee and the Trustee  shall,  no later than two (2) Business  Days after such  Determination  Date,  mail on such  date to each  Holder  of such  Class of  Certificates  a  notice  to the  effect  that:  (i) the  Trustee anticipates  that the final  distribution  with  respect  to such  Class of  Certificates  will be made on such
Distribution  Date but only upon  presentation and surrender of such  Certificates at the office of the Trustee or as otherwise  specified  therein,  and (ii) no interest shall accrue on such Certificates from and after the end  of  the  prior  calendar  month.  In  the  event  that  Certificateholders  required  to  surrender  their
Certificates  pursuant to  Section 9.01(c)  do not surrender their  Certificates  for final  cancellation,  the
Trustee  shall  cause funds  distributable  with  respect to such  Certificates  to be held in the  Certificate
Account for the benefit of such Certificateholders as provided in Section 9.01(d).

Section 4.03.  Statements to Certificateholders; Statements to Rating Agencies; Exchange Act Reporting.

(a)     Concurrently  with each  distribution  charged  to the  Certificate  Account  and with  respect to each
Distribution  Date the Master  Servicer  shall  forward to the Trustee and the Trustee shall forward by mail or otherwise  make available  electronically  on its website  (which may be obtained by any  Certificateholder  by telephoning  the Trustee at (800)  934-6802)  to each Holder and the  Depositor a statement  setting  forth the following information as to each Class of Certificates, in each case to the extent applicable:

(i)     (A)           the  amount of such  distribution  to the  Certificateholders  of such  Class  applied to reduce the Certificate  Principal Balance thereof,  and (B) the aggregate amount included therein  representing
Principal Prepayments;

(ii)    the amount of such distribution to Holders of such Class of Certificates allocable to interest;

(iii)   if the  distribution  to the  Holders of such Class of  Certificates  is less than the full amount that would be  distributable to such Holders if there were sufficient  funds available  therefor,  the amount of the shortfall;

(iv)    the amount of any  Advance by the Master  Servicer  with  respect to the  Mortgage  Loans  pursuant  to
Section 4.04;

(v)     the number and aggregate Stated  Principal  Balance of the Mortgage Loans in the aggregate after giving effect to the distribution of principal on such Distribution Date;

(vi)    the aggregate Certificate  Principal Balance of each Class of the Certificates,  after giving effect to the amounts  distributed  on such  Distribution  Date,  separately  identifying  any  reduction  thereof due to
Realized Losses other than pursuant to an actual distribution of principal;

(vii)   on the basis of the most recent reports  furnished to it by Subservicers,  (A) the number and aggregate principal  balances of Mortgage  Loans that are  Delinquent  (1) 30-59 days,  (2) 60-89 days and (3) 90 or more days and the number and aggregate  principal balance of Mortgage Loans that are in foreclosure,  (B) the number and aggregate  principal balances of the Mortgage Loans in the aggregate that are Reportable  Modified Mortgage
Loans that are in foreclosure and are REO Property,  indicating in each case capitalized  Mortgage Loans, other
Servicing  Modifications  and  totals,  and (C) for all  Reportable  Modified  Mortgage  Loans,  the number and aggregate  principal balances of the Mortgage Loans in the aggregate that have been liquidated,  the subject of pay-offs and that have been repurchased by the Master Servicer or Seller;

(viii)  the number,  aggregate  principal  balance  and book value of any REO  Properties  with  respect to the
Mortgage Loans;

(ix)    the aggregate Accrued  Certificate  Interest  remaining unpaid, if any, for each Class of Certificates, after giving effect to the distribution made on such Distribution Date;

(x)     the aggregate amount of Realized Losses with respect to the Mortgage Loans for such  Distribution  Date and the  aggregate  amount of Realized  Losses with respect to the Mortgage  Loans  incurred  since the Cut-off
Date;

(xi)    [reserved];

(xii)   the  Pass-Through  Rate on each Class of  Certificates,  the Net WAC Cap Rate and the Weighted  Average
Maximum Net Mortgage Rate;

(xiii)  the Basis Risk Shortfalls and Prepayment Interest Shortfalls;

(xiv)   the  Overcollateralization  Amount  and  the  Required   Overcollateralization  Amount  following  such
Distribution Date;

(xv)    the number and aggregate principal balance of the Mortgage Loans repurchased under Section 4.07;

(xvi)   the aggregate  amount of any  recoveries  with respect to the Mortgage  Loans on previously  foreclosed loans from Residential Funding due to a breach of representation or warranty;

(xvii)  the  weighted  average  remaining  term to maturity of the Mortgage  Loans after  giving  effect to the amounts distributed on such Distribution Date;

(xviii) the  weighted  average  Mortgage  Rates of the  Mortgage  Loans  after  giving  effect  to the  amounts distributed on such Distribution Date;

(xix)   the amount,  if any, of the Hedge  Payments  for such  Distribution  Date and any  shortfall in amounts previously required to be paid under the Hedge Agreements for prior Distribution Dates; and

(xx)    the occurrence of the Stepdown Date; and

(xxi)   the aggregate amount of Realized Losses since the Cut-off Date for the Mortgage Loans.

        In the case of  information  furnished  pursuant to clauses (i) and (ii)  above,  the amounts  shall be expressed  as a dollar  amount  per  Certificate  with a $1,000  denomination.  In  addition  to the  statement provided  to the  Trustee  as set forth in this  Section 4.03(a),  the  Master  Servicer  shall  provide to any manager  of a  trust  fund  consisting  of some  or all of the  Certificates,  upon  reasonable  request,  such additional  information  as is  reasonably  obtainable by the Master  Servicer at no additional  expense to the
Master  Servicer.  Also, at the request of a Rating Agency,  the Master  Servicer shall provide the information relating to the Reportable  Modified  Mortgage Loans  substantially in the form attached hereto as Exhibit U to such Rating Agency within a reasonable period of time;  provided,  however,  that the Master Servicer shall not be required to provide such information more than four times in a calendar year to any Rating Agency.

(b)     Within a reasonable  period of time after the end of each  calendar  year,  the Master  Servicer  shall prepare, or cause to be prepared,  and the Trustee shall forward, or cause to be forwarded,  upon the Trustee's receipt  thereof,  to each Person who at any time  during the  calendar  year was the Holder of a  Certificate, other than a Class R  Certificate,  a statement containing the information set forth in clauses (i) and (ii) of subsection (a) above  aggregated for such calendar year or applicable  portion thereof during which such Person was a  Certificateholder.  Such  obligation  of the Master  Servicer  and Trustee  shall be deemed to have been satisfied to the extent that  substantially  comparable  information  shall be provided by the Master  Servicer and Trustee pursuant to any requirements of the Code.

(c)     Within a reasonable  period of time after the end of each  calendar  year,  the Master  Servicer  shall prepare, or cause to be prepared,  and the Trustee shall forward, or cause to be forwarded,  to each Person who at any time  during the  calendar  year was the Holder of a Class R  Certificate,  a statement  containing  the applicable  distribution  information provided pursuant to this Section 4.03  aggregated for such calendar year or  applicable  portion  thereof  during  which  such  Person  was the  Holder of a Class R  Certificate.  Such
obligation  of the Master  Servicer  shall be deemed to have been  satisfied  to the extent that  substantially comparable  information  shall be provided by the Master Servicer and forwarded by the Trustee  pursuant to any requirements of the Code.

(d)     As soon as  reasonably  practicable,  upon the written  request of any  Class SB  Certificateholder  or
Class R  Certificateholder,  the Master  Servicer  shall  provide the  requesting  Certificateholder  with such information  as is  necessary  and  appropriate,  in the Master  Servicer's  sole  discretion,  for purposes of satisfying applicable reporting requirements under Rule 144A.

(e)     The Master  Servicer shall, on behalf of the Depositor and in respect of the Trust Fund, sign and cause to be filed  with the  Commission  any  periodic  reports  required  to be filed  under the  provisions  of the
Exchange Act, and the rules and  regulations of the Commission  thereunder.  In connection with the preparation and filing of such  periodic  reports,  the Trustee shall timely  provide to the Master  Servicer (I) a list of
Certificateholders  as shown on the  Certificate  Register as of the end of each calendar year,  (II) copies of all  pleadings,  other legal  process and any other  documents  relating to any claims,  charges or  complaints involving the Trustee, as trustee hereunder,  or the Trust Fund that are received by the Trustee,  (III) notice of all matters that, to the actual  knowledge of a Responsible  Officer of the Trustee,  have been submitted to a vote  of the  Certificateholders,  other  than  those  matters  that  have  been  submitted  to a vote of the
Certificateholders  at the request of the Depositor or the Master  Servicer,  and (IV) notice of any failure of the  Trustee to make any  distribution  to the  Certificateholders  as  required  pursuant  to this  Agreement.
Neither the Master  Servicer nor the Trustee  shall have any  liability  with respect to the Master  Servicer's failure to properly prepare or file such periodic reports  resulting from or relating to the Master  Servicer's inability or failure to obtain any  information  not resulting  from the Master  Servicer's  own  negligence or willful  misconduct.  Any Form 10-K filed with the Commission in connection  with this clause (e) shall include a certification,  signed by the senior officer in charge of the servicing functions of the Master Servicer,  in the form attached as  Exhibit T-1  hereto or such other form as may be required or permitted by the  Commission
(the "Form 10-K  Certification"),  in  compliance  with Rule 13a-14 and 15d-14  under the  Exchange Act and any additional  directives  of the  Commission.  This  Section 4.03(e)  may be  amended  in  accordance  with  this
Agreement without the consent of the  Certificateholders.  In connection with the Form 10-K Certification,  the
Trustee  shall  provide the Master  Servicer with a back-up  certification  substantially  in the form attached hereto as Exhibit T-2.

Section 4.04.  Distribution of Reports to the Trustee and the Depositor; Advances by the Master Servicer.

(a)     Prior to the close of business on the Business Day next succeeding each Determination  Date, the Master
Servicer shall furnish a written  statement  (which may be in a mutually  agreeable  electronic  format) to the
Trustee,  any Paying  Agent and the  Depositor  (the  information  in such  statement  to be made  available to
Certificateholders  by the Master  Servicer on request)  (provided that the Master  Servicer shall use its best efforts to deliver such written  statement  not later than 12:00 p.m. New York time on the second  Business Day prior to the  Distribution  Date)  setting  forth  (i) the  Available  Distribution  Amount,  (ii) the  amounts required  to be  withdrawn  from the  Custodial  Account  and  deposited  into the  Certificate  Account on the immediately  succeeding  Certificate  Account Deposit Date pursuant to clause (iii) of  Section 4.01(a),  (iii)
the amount of Prepayment  Interest  Shortfalls and Basis Risk Shortfalls and (iv) the Hedge  Payments,  if any,
for such  Distribution  Date. The  determination  by the Master  Servicer of such amounts shall, in the absence of obvious error,  be  presumptively  deemed to be correct for all purposes  hereunder and the Trustee shall be protected in relying upon the same without any independent check or verification.

(b)     On or before 2:00 P.M. New York time on each  Certificate  Account  Deposit Date,  the Master  Servicer
shall  either (i) remit to the Trustee  for deposit in the  Certificate  Account  from its own funds,  or funds received therefor from the  Subservicers,  an amount equal to the Advances to be made by the Master Servicer in respect of the related  Distribution  Date,  which shall be in an aggregate  amount equal to the sum of (A) the aggregate  amount of Monthly  Payments other than Balloon Payments (with each interest portion thereof adjusted to a per annum rate equal to the Net Mortgage Rate),  less the amount of any related  Servicing  Modifications,
Debt Service  Reductions or Relief Act  Shortfalls,  on the  Outstanding  Mortgage  Loans as of the related Due
Date in the  related  Due  Period,  which  Monthly  Payments  were due  during the  related  Due Period and not received as of the close of business as of the related  Determination  Date;  provided that no Advance shall be made if it would be a  Nonrecoverable  Advance and (B) with respect to each Balloon Loan  delinquent in respect of its Balloon  Payment as of the close of business on the related  Determination  Date, an amount equal to the assumed  Monthly  Payment (with each  interest  portion  thereof  adjusted to a per annum rate equal to the Net
Mortgage  Rate) that would have been due on the related Due Date based on the  original  amortization  schedule for such  Balloon  Loan until such  Balloon  Loan is finally  liquidated,  over any  payments  of  interest  or principal  (with each interest  portion  thereof  adjusted to a per annum rate equal to the Net Mortgage  Rate)
received  from the  related  Mortgagor  as of the  close of  business  on the  related  Determination  Date and allocable  to the Due Date  during the related  Due Period for each month  until such  Balloon  Loan is finally liquidated,  (ii)  withdraw  from  amounts on deposit in the  Custodial  Account  and remit to the  Trustee for deposit in the  Certificate  Account all or a portion of the Amount Held for Future  Distribution  in discharge of any  such  Advance,  or  (iii)  make  advances  in the  form of any  combination  of  clauses  (i) and  (ii)
aggregating  the amount of such Advance.  Any portion of the Amount Held for Future  Distribution so used shall be  replaced by the Master  Servicer by deposit in the  Certificate  Account on or before  11:00 A.M.  New York time on any future  Certificate  Account  Deposit  Date to the extent that funds  attributable  to the Mortgage
Loans that are available in the Custodial  Account for deposit in the Certificate  Account on such  Certificate
Account  Deposit Date shall be less than  payments to  Certificateholders  required to be made on the following
Distribution  Date.  The  Master  Servicer  shall be  entitled  to use any  Advance  made by a  Subservicer  as described in  Section 3.07(b)  that has been deposited in the Custodial  Account on or before such Distribution
Date as part of the Advance made by the Master Servicer  pursuant to this  Section 4.04.  The  determination by the Master Servicer that it has made a  Nonrecoverable  Advance or that any proposed  Advance,  if made,  would constitute a Nonrecoverable  Advance,  shall be evidenced by a certificate of a Servicing  Officer delivered to the  Depositor  and the  Trustee.  In the event that the Master  Servicer  determines  as of the  Business  Day preceding any Certificate  Account  Deposit Date that it will be unable to deposit in the  Certificate  Account an amount equal to the Advance required to be made for the immediately  succeeding  Distribution Date, it shall give notice to the Trustee of its inability to advance  (such notice may be given by telecopy),  not later than
3:00 P.M.,  New York time, on such Business Day,  specifying  the portion of such amount that it will be unable to deposit.  Not later than 3:00 P.M.,  New York time,  on the  Certificate  Account  Deposit  Date the Trustee
shall,  unless by 12:00 Noon,  New York time,  on such day the Trustee  shall have been notified in writing (by telecopy)  that the Master  Servicer  shall have directly or indirectly  deposited in the  Certificate  Account such portion of the amount of the Advance as to which the Master  Servicer shall have given notice  pursuant to the preceding  sentence,  pursuant to  Section 7.01,  (a) terminate  all of the rights and  obligations  of the
Master  Servicer  under  this  Agreement  in  accordance  with  Section 7.01  and  (b) assume  the  rights  and obligations of the Master Servicer  hereunder,  including the obligation to deposit in the Certificate  Account an amount equal to the Advance for the  immediately  succeeding  Distribution  Date.  The Trustee shall deposit all funds it receives pursuant to this Section 4.04(b) into the Certificate Account.

Section 4.05.  Allocation of Realized Losses.

(a)     Prior to each  Distribution  Date,  the Master  Servicer  shall  determine the total amount of Realized
Losses,  if any, that resulted from any Cash  Liquidation,  Servicing  Modifications,  Debt Service  Reduction,
Deficient  Valuation or REO Disposition that occurred during the related  Prepayment  Period or, in the case of a Servicing  Modification  that  constitutes a reduction of the interest rate on a Mortgage Loan, the amount of the reduction in the interest portion of the Monthly Payment due in the month in which such  Distribution  Date occurs.  The amount of each Realized Loss shall be evidenced by an Officers' Certificate.

(b)     All Realized Losses on the Mortgage Loans shall be allocated as follows:

(i)     first, to Excess Cash Flow in the amounts and priority as provided in Section 4.02;

(ii)    second, in reduction of the Overcollateralization Amount, until such amount has been reduced to zero;

(iii)   third, to the Class B-3  Certificates,  until the aggregate  Certificate  Principal Balance thereof has been reduced to zero;

(iv)    fourth, to the Class B-2  Certificates,  until the aggregate  Certificate Principal Balance thereof has been reduced to zero;

(v)     fifth, to the Class B-1  Certificates,  until the aggregate  Certificate  Principal Balance thereof has been reduced to zero;

(vi)    sixth, to the Class M-11  Certificates,  until the aggregate  Certificate Principal Balance thereof has been reduced to zero;

(vii)   seventh, to the Class M-10 Certificates,  until the aggregate Certificate Principal Balance thereof has been reduced to zero;

(viii)  eighth, to the Class M-9  Certificates,  until the aggregate  Certificate Principal Balance thereof has been reduced to zero;

(ix)    ninth, to the Class M-8  Certificates,  until the aggregate  Certificate  Principal Balance thereof has been reduced to zero;

(x)     tenth, to the Class M-7  Certificates,  until the aggregate  Certificate  Principal Balance thereof has been reduced to zero;

(xi)    eleventh, to the Class M-6 Certificates,  until the aggregate Certificate Principal Balance thereof has been reduced to zero;

(xii)   twelfth, to the Class M-5  Certificates,  until the aggregate Certificate Principal Balance thereof has been reduced to zero;

(xiii)  thirteenth,  to the Class M-4  Certificates,  until the aggregate Certificate Principal Balance thereof has been reduced to zero;

(xiv)   fourteenth,  to the Class M-3  Certificates,  until the aggregate Certificate Principal Balance thereof has been reduced to zero;

(xv)    fifteenth,  to the Class M-2  Certificates,  until the aggregate  Certificate Principal Balance thereof has been reduced to zero;

(xvi)   sixteenth,  to the Class M-1  Certificates,  until the aggregate  Certificate Principal Balance thereof has been reduced to zero; and

(xvii)  seventeenth,  to the Class A-1,  Class A-2,  Class A-3 and Class A-4  Certificates on a pro rata basis, until the aggregate  Certificate  Principal Balance of each such Class has been reduced to zero.

(c)     An  allocation  of a  Realized  Loss on a "pro rata  basis"  among  two or more  specified  Classes  of
Certificates  means an allocation  on a pro rata basis,  among the various  Classes so specified,  to each such
Class of Certificates on the basis of their then  outstanding  Certificate  Principal  Balances prior to giving effect  to  distributions  to be made on such  Distribution  Date in the  case of the  principal  portion  of a
Realized Loss or based on the Accrued  Certificate  Interest thereon payable on such  Distribution  Date in the case of an interest  portion of a Realized  Loss. Any  allocation of the principal  portion of Realized  Losses
(other  than  Debt  Service  Reductions)  to  the  Class A   Certificates,   Class M  Certificates  or  Class B
Certificates  shall be made by reducing the Certificate  Principal  Balance thereof by the amount so allocated, which allocation shall be deemed to have occurred on such Distribution Date;  provided,  that no such reduction shall reduce the  aggregate  Certificate  Principal  Balance of the  Certificates  below the  aggregate  Stated
Principal  Balance of the Mortgage Loans.  Allocations of the interest  portions of Realized Losses (other than any  interest  rate  reduction  resulting  from a Servicing  Modification)  shall be made by  operation  of the definition of "Accrued  Certificate  Interest" for each Class for such  Distribution  Date.  Allocations of the interest  portion of a Realized Loss resulting  from an interest rate reduction in connection  with a Servicing
Modification  shall  be  made  by  operation  of  the  priority  of  payment  provisions  of   Section 4.02(c).
Allocations of the principal  portion of Debt Service  Reductions shall be made by operation of the priority of payment  provisions  of  Section 4.02(c).  All  Realized  Losses and all other  losses  allocated to a Class of
Certificates  hereunder will be allocated among the  Certificates of such Class in proportion to the Percentage
Interests evidenced thereby.

(d)     All Realized Losses on the Mortgage Loans shall be allocated on each  Distribution  Date to the REMIC I
Regular Interests as provided in the definition of REMIC I Realized Losses.

(e)     Realized  Losses  allocated  to the Excess Cash Flow or the  Overcollateralization  Amount  pursuant to paragraphs (a), (b) or (c) of this Section,  the definition of Accrued  Certificate  Interest and the operation of  Section 4.02(c)  shall be deemed allocated to the Class SB  Certificates.  Realized Losses allocated to the
Class SB  Certificates  shall,  to the extent such Realized  Losses  represent  Realized  Losses on an interest portion,  be allocated to the REMIC II  Regular  Interest SB-IO.  Realized Losses  allocated to the Excess Cash
Flow pursuant to paragraph (b) of this Section shall be deemed to reduce  Accrued  Certificate  Interest on the
REMIC I Regular  Interest  SB-IO.  Realized Losses  allocated to the  Overcollateralization  Amount pursuant to paragraph  (b) of this Section shall be deemed first to reduce the  principal  balance of the REMIC II  Regular
Interest  SB-PO until such  principal  balance shall have been reduced to zero and thereafter to reduce accrued and unpaid interest on the REMIC II Regular Interest SB-IO.

Section 4.06.  Reports of Foreclosures and Abandonment of Mortgaged Property.

        The Master Servicer or the Subservicers  shall file information  returns with respect to the receipt of mortgage  interest  received  in a trade or  business,  the reports of  foreclosures  and  abandonments  of any
Mortgaged Property and the informational  returns relating to cancellation of indebtedness  income with respect to any Mortgaged  Property required by Sections 6050H, 6050J and 6050P of the Code,  respectively,  and deliver to the Trustee an Officers'  Certificate on or before March 31 of each year,  beginning with the first March 31 that  occurs at least six months  after the Cut-off  Date,  stating  that such  reports  have been filed.  Such reports shall be in form and substance  sufficient to meet the reporting  requirements imposed by such Sections
6050H, 6050J and 6050P of the Code.

Section 4.07.  Optional Purchase of Defaulted Mortgage Loans.

(a)     With  respect to any  Mortgage  Loan  which is  delinquent  in  payment by 90 days or more,  the Master
Servicer  may, at its option,  purchase such  Mortgage  Loan from the Trustee at the Purchase  Price  therefor;
provided,  that such Mortgage Loan that becomes 90 days or more  delinquent  during any given Calendar  Quarter shall only be  eligible  for  purchase  pursuant  to this  Section  during the  period  beginning  on the first
Business  Day of the  following  Calendar  Quarter,  and ending at the close of business on the  second-to-last
Business Day of such following Calendar Quarter; and provided,  further,  that such Mortgage Loan is 90 days or more  delinquent at the time of  repurchase.  Such option if not exercised  shall not  thereafter be reinstated
as to any Mortgage  Loan,  unless the  delinquency  is cured and the Mortgage  Loan  thereafter  again  becomes delinquent in payment by 90 days or more in a subsequent Calendar Quarter.

(b)     If at any time the Master  Servicer makes a payment to the Certificate  Account  covering the amount of the Purchase Price for such a Mortgage Loan as provided in clause (a) above,  and the Master Servicer  provides to the Trustee a certification  signed by a Servicing  Officer stating that the amount of such payment has been deposited in the  Certificate  Account,  then the Trustee shall execute the assignment of such Mortgage Loan at the request of the Master  Servicer  without  recourse to the Master  Servicer  which shall  succeed to all the
Trustee's  right,  title and interest in and to such Mortgage  Loan,  and all security and  documents  relative thereto.  Such  assignment  shall be an  assignment  outright and not for  security.  The Master  Servicer will thereupon  own such  Mortgage,  and all such  security and  documents,  free of any further  obligation  to the
Trustee or the Certificateholders with respect thereto.

Section 4.08.  [Reserved].

Section 4.09.  [Reserved].

Section 4.10.  Hedge Agreements.

(a)     In the event that the Trustee does not receive by the Business Day  preceding a  Distribution  Date the amount as  specified by the Master  Servicer  pursuant to  Section 4.04(a)(iv)  hereof as the amount to be paid with respect to such  Distribution Date by the Hedge Agreements  Provider under a Hedge Agreement,  the Trustee shall enforce the  obligation of the Hedge  Agreements  Provider  thereunder.  The parties  hereto  acknowledge that the Hedge  Agreements  Provider  shall be making all  calculations,  and determine the amounts to be paid, under the Hedge  Agreements.  Absent manifest error,  the Trustee may  conclusively  rely on such  calculations and  determination  and any notice  received by it from the Master  Servicer  pursuant  to  Section 4.04(a)(iv)
hereof.

(b)     The Trustee shall deposit or cause to be deposited any amount received under the Hedge  Agreements into the  Certificate  Account on the date such  amount is received  from the Hedge  Agreements  Provider  under the
Hedge Agreements  (including  termination  payments,  if any). All payments received under the Hedge Agreements shall be distributed in accordance with the priorities set forth in Section 4.02(c) hereof.

(c)     In the event that the Class A Hedge  Agreement,  or any replacement  thereof,  terminates  prior to the
Distribution  Date in June 2007,  or in the event that the  Subordinate  Hedge  Agreement,  or any  replacement thereof,  terminates prior to the Distribution  Date in September 2008, the Master Servicer,  but at no expense to the  Master  Servicer,  on behalf  of the  Trustee,  to the  extent  that the  termination  value  under the terminated  Hedge Agreement is sufficient  therefor and only to the extent of the termination  payment received from the Hedge  Agreements  Provider,  shall  (i) cause a new hedge  counterparty  to assume the obligations of such terminated  hedge  counterparty  or (ii) cause a new hedge  counterparty to enter into a new interest rate hedge  agreement  with the Trust Fund having  substantially  similar terms as those set forth in the terminated
Hedge Agreement.

ARTICLE V

                                               THE CERTIFICATES

Section 5.01.  The Certificates.

(a)     The Class A  Certificates,  Class M  Certificates,  Class B  Certificates,  Class SB  Certificates  and
Class R  Certificates shall be substantially in the forms set forth in Exhibits A, B, C, D and E, respectively, and shall,  on original  issue,  be executed and  delivered  by the Trustee to the  Certificate  Registrar  for
authentication  and delivery to or upon the order of the  Depositor  upon receipt by the Trustee or one or more
Custodians of the documents  specified in  Section 2.01.  Each Class of Class A  Certificates and the Class M-1
Certificates  shall be issuable in minimum  dollar  denominations  of $25,000 and  integral  multiples of $1 in
excess  thereof.  The  Class M-2  Certificates,   Class M-3  Certificates,  Class M-4  Certificates,  Class M-5
Certificates,  Class M-6 Certificates,  Class M-7 Certificates, Class M-8 Certificates, Class M-9 Certificates,
Class M-10  Certificates,   Class M-11  Certificates,   Class B-1  Certificates,   Class B-2  Certificates  and
Class B-3  Certificates shall be issuable in minimum dollar denominations of $250,000 and integral multiples of
$1 in excess  thereof.  The  Class SB  Certificates  shall be  issuable  in  registered,  certificated  form in minimum  percentage  interests  of 5.00% and  integral  multiples  of 0.01% in excess  thereof.  Each  Class of
Class R  Certificates  shall be issued in  registered,  certificated  form in minimum  percentage  interests of
20.00% and integral multiples of 0.01% in excess thereof;  provided,  however,  that one Class R Certificate of each Class will be issuable to the REMIC  Administrator  as "tax matters person"  pursuant to  Section 10.01(c)
in a minimum  denomination  representing a Percentage  Interest of not less than 0.01%. The Certificates  shall be executed by manual or facsimile  signature on behalf of an authorized  officer of the Trustee.  Certificates bearing the manual or  facsimile  signatures  of  individuals  who were at any time the proper  officers of the
Trustee shall bind the Trustee,  notwithstanding  that such individuals or any of them have ceased to hold such offices prior to the  authentication  and delivery of such Certificate or did not hold such offices at the date of such  Certificates.  No Certificate  shall be entitled to any benefit under this Agreement,  or be valid for any purpose,  unless there appears on such  Certificate a certificate of  authentication  substantially  in the form provided for herein executed by the Certificate  Registrar by manual signature,  and such certificate upon any  Certificate  shall be conclusive  evidence,  and the only evidence,  that such  Certificate  has been duly authenticated and delivered hereunder.  All Certificates shall be dated the date of their authentication.

(b)     The Class A  Certificates,  Class B  Certificates and Class M Certificates shall initially be issued as one or more  Certificates  registered  in the name of the  Depository  or its nominee  and,  except as provided below,  registration of such  Certificates  may not be transferred by the Trustee except to another  Depository that  agrees  to hold  such  Certificates  for the  respective  Certificate  Owners  with  Ownership  Interests
THEREIN.  The  Certificate  Owners  shall hold their  respective  Ownership  Interests  in and to each  Class A
Certificate,  Class B Certificate and Class M  Certificate through the book-entry  facilities of the Depository and,  except as provided below,  shall not be entitled to Definitive  Certificates in respect of such Ownership
Interests.  All transfers by  Certificate  Owners of their  respective  Ownership  Interests in the  Book-Entry
Certificates  shall be made in accordance  with the procedures  established  by the  Depository  Participant or brokerage firm  representing such Certificate  Owner. Each Depository  Participant shall transfer the Ownership
Interests only in the Book-Entry  Certificates  of Certificate  Owners it represents or of brokerage  firms for which it acts as agent in accordance with the Depository's normal procedures.

        The Trustee,  the Master  Servicer and the  Depositor  may for all  purposes  (including  the making of payments due on the respective  Classes of Book-Entry  Certificates) deal with the Depository as the authorized representative  of the  Certificate  Owners with respect to the respective  Classes of Book-Entry  Certificates for purposes of exercising the rights of  Certificateholders  hereunder.  The rights of Certificate Owners with respect to the respective  Classes of Book-Entry  Certificates shall be limited to those established by law and agreements  between such Certificate  Owners and the Depository  Participants and brokerage firms  representing such  Certificate  Owners.  Multiple  requests and  directions  from, and votes of, the Depository as Holder of any Class of Book-Entry  Certificates  with respect to any particular  matter shall not be deemed  inconsistent if they are made with respect to different  Certificate  Owners.  The Trustee may establish a reasonable record date in connection with  solicitations of consents from or voting by  Certificateholders  and shall give notice to the  Depository  of such record  date.  If  (i)(A) the  Depositor  advises  the Trustee in writing  that the
Depository is no longer willing or able to properly  discharge its  responsibilities  as Depository and (B) the
Depositor  is unable to locate a qualified  successor or (ii) the  Depositor at its option  advises the Trustee in writing that it elects to terminate the book-entry  system through the Depository,  the Trustee shall notify all Certificate  Owners,  through the Depository,  of the occurrence of any such event and of the  availability of Definitive  Certificates  to Certificate  Owners  requesting the same.  Upon surrender to the Trustee of the
Book-Entry  Certificates by the Depository,  accompanied by registration  instructions  from the Depository for registration of transfer, the Trustee shall issue the Definitive Certificates.

        In addition,  if an Event of Default has occurred and is continuing,  each Certificate Owner materially adversely  affected  thereby may at its option request a Definitive  Certificate  evidencing  such  Certificate
Owner's  Percentage  Interest  in the  related  Class of  Certificates.  In order to make  such  request,  such
Certificate Owner shall,  subject to the rules and procedures of the Depository,  provide the Depository or the related  Depository  Participant  with  directions  for the  Certificate  Registrar  to  exchange  or cause the exchange  of the  Certificate  Owner's  interest in such Class of  Certificates  for an  equivalent  Percentage
Interest in fully registered  definitive form. Upon receipt by the Certificate  Registrar of instructions  from the  Depository  directing the  Certificate  Registrar to effect such exchange  (such  instructions  to contain information  regarding the Class of Certificates and the Certificate  Principal  Balance being  exchanged,  the
Depository  Participant  account  to be  debited  with the  decrease,  the  registered  holder of and  delivery instructions for the Definitive  Certificate,  and any other information reasonably required by the Certificate
Registrar),  (i) the  Certificate  Registrar  shall  instruct the  Depository to reduce the related  Depository
Participant's account by the aggregate Certificate  Principal Balance of the Definitive  Certificate,  (ii) the
Trustee shall execute and the Certificate  Registrar  shall  authenticate  and deliver,  in accordance with the registration and delivery instructions  provided by the Depository,  a Definitive  Certificate  evidencing such
Certificate  Owner's Percentage  Interest in such Class of Certificates and (iii) the Trustee shall execute and the  Certificate  Registrar  shall  authenticate a new Book-Entry  Certificate  reflecting the reduction in the aggregate  Certificate  Principal  Balance  of such  Class of  Certificates  by the  amount  of the  Definitive
Certificates.

        If (i)(A) the  Company  advises the Trustee in writing that the Depository is no longer willing or able to properly  discharge its  responsibilities  as Depository and (B) the Company is unable to locate a qualified successor or (ii) the  Company  notifies the Depository of its intent to terminate the  book-entry  system and, upon receipt of notice of such intent from the  Depository,  the  Depository  Participants  holding  beneficial interest in the  Book-Entry  Certificates  agree to initiate  such  termination,  the Trustee  shall notify all
Certificate  Owners,  through the  Depository,  of the occurrence of any such event and of the  availability of
Definitive   Certificates  to  Certificate  Owners  requesting  the  same.  Upon  the  issuance  of  Definitive
Certificates,  the Trustee and the Master Servicer shall  recognize the Holders of the Definitive  Certificates as Certificateholders hereunder.

(c)     Each  of the  Certificates  is  intended  to be a  "security"  governed  by  Article 8  of the  Uniform
Commercial  Code as in effect in the State of New York and any other  applicable  jurisdiction,  to the  extent that any of such laws may be applicable.

Section 5.02.  Registration of Transfer and Exchange of Certificates.

(a)     The Trustee  shall cause to be kept at one of the offices or agencies to be appointed by the Trustee in accordance  with the provisions of  Section 8.12 a Certificate  Register in which,  subject to such  reasonable regulations  as it may  prescribe,  the Trustee  shall  provide for the  registration  of  Certificates  and of transfers and exchanges of  Certificates as herein  provided.  The Trustee is initially  appointed  Certificate
Registrar for the purpose of registering  Certificates  and transfers and exchanges of  Certificates  as herein provided.  The Certificate  Registrar,  or the Trustee, shall provide the Master Servicer with a certified list of Certificateholders as of each Record Date prior to the related Determination Date.

(b)     Upon surrender for  registration  of transfer of any Certificate at any office or agency of the Trustee maintained for such purpose  pursuant to Section 8.12  and, in the case of any Class SB  Certificate or Class R
Certificate,  upon  satisfaction  of the  conditions  set  forth  below,  the  Trustee  shall  execute  and the
Certificate   Registrar  shall  authenticate  and  deliver,  in  the  name  of  the  designated  transferee  or transferees, one or more new Certificates of a like Class and aggregate Percentage Interest.

(c)     At the option of the  Certificateholders,  Certificates  may be  exchanged  for other  Certificates  of
authorized   denominations  of  a  like  Class  and  aggregate  Percentage  Interest,  upon  surrender  of  the
Certificates  to be exchanged at any such office or agency.  Whenever any  Certificates  are so surrendered for exchange  the  Trustee  shall  execute  and the  Certificate  Registrar  shall  authenticate  and  deliver  the
Certificates  of such Class which the  Certificateholder  making the  exchange  is  entitled to receive.  Every
Certificate  presented  or  surrendered  for  transfer or exchange  shall (if so required by the Trustee or the
Certificate  Registrar)  be duly  endorsed by, or be  accompanied  by a written  instrument of transfer in form satisfactory  to the  Trustee  and the  Certificate  Registrar  duly  executed  by, the  Holder  thereof or his attorney duly authorized in writing.

(d)     No transfer,  sale,  pledge or other  disposition  of a Class B  Certificate,  Class SB  Certificate or
Class R  Certificate  shall be made unless such transfer,  sale, pledge or other disposition is exempt from the registration  requirements  of the  Securities  Act of 1933,  as amended (the "1933 Act"),  and any  applicable state  securities  laws or is made in accordance with said Act and laws.  Except as otherwise  provided in this
Section 5.02(d),  in the event  that a  transfer  of a Class B  Certificate,  Class SB  Certificate  or Class R
Certificate is to be made, (i) unless the Depositor  directs the Trustee  otherwise,  the Trustee shall require a written  Opinion of Counsel  acceptable  to and in form and  substance  satisfactory  to the  Trustee and the
Depositor  that such transfer may be made pursuant to an exemption,  describing  the  applicable  exemption and the basis  therefor,  from said Act and laws or is being made  pursuant to said Act and laws,  which Opinion of
Counsel  shall not be an expense of the Trustee,  the Trust Fund,  the  Depositor or the Master  Servicer,  and
(ii) the Trustee shall require the transferee to execute a  representation  letter,  substantially  in the form of  Exhibit I  hereto,  and the  Trustee  shall  require the  transferor  to execute a  representation  letter, substantially  in the form of Exhibit J  hereto,  each acceptable to and in form and substance  satisfactory to the  Depositor  and the  Trustee  certifying  to the  Depositor  and the  Trustee  the facts  surrounding  such transfer,  which  representation  letters shall not be an expense of the Trustee, the Trust Fund, the Depositor or the  Master  Servicer.  In lieu of the  requirements  set  forth in the  preceding  sentence,  transfers  of
Class B  Certificates,  Class SB  Certificates  or Class R  Certificates  may be made in  accordance  with this
Section 5.02(d)  if the  prospective  transferee  of such a  Certificate  provides  the  Trustee and the Master
Servicer with an investment  letter  substantially in the form of Exhibit N  attached hereto,  which investment letter shall not be an expense of the Trustee,  the Depositor,  or the Master  Servicer,  and which  investment letter states that,  among other things,  such transferee (i) is a "qualified  institutional  buyer" as defined under  Rule 144A,  acting for its own account or the  accounts  of other  "qualified  institutional  buyers" as defined under Rule 144A, and (ii) is aware that the proposed  transferor  intends to rely on the exemption from registration  requirements  under the 1933 Act  provided  by  Rule 144A.  The Holder of a Class B  Certificate,
Class SB  Certificate  or  Class R  Certificate  desiring  to  effect  any  transfer,  sale,  pledge  or  other disposition  shall,  and does hereby agree to,  indemnify the Trustee,  the Depositor,  the Master Servicer and
the  Certificate  Registrar  against  any  liability  that may result if the  transfer,  sale,  pledge or other disposition  is not so  exempt  or is not  made in  accordance  with  such  federal  and  state  laws  and this
Agreement.  If any transfer of a Class B  Certificate  held by a transferor  and to be held by a transferee  in book-entry  form is to made without  registration  under the 1933 Act, the  transferor  shall be deemed to have made each of the  certifications  set forth in  Exhibit J hereto  as of the  transfer  date and the  transferee shall be  deemed  to have made each of the  certifications  set  forth in  Exhibit N hereto as of the  transfer date, in each case as if such Class B Certificate were in physical form.

(e)     (i) In the case of any Class SB  Certificate or Class R  Certificate  presented for registration in the name of any Person,  either (A) the Trustee shall  require an Opinion of Counsel  acceptable to and in form and substance  satisfactory  to the Trustee,  the Depositor and the Master Servicer to the effect that the purchase or holding of such Class SB  Certificate or Class R  Certificate is permissible  under applicable law, will not constitute or result in any non-exempt  prohibited  transaction  under  Section 406 of ERISA or Section 4975 of the Code (or  comparable  provisions  of any  subsequent  enactments),  and will not subject the  Trustee,  the
Depositor or the Master  Servicer to any obligation or liability  (including  obligations or liabilities  under
ERISA or  Section 4975  of the Code) in  addition  to those  undertaken  in this  Agreement,  which  Opinion of
Counsel shall not be an expense of the Trustee,  the Depositor or the Master  Servicer,  or (B) the prospective transferee  shall  be  required  to  provide  the  Trustee,  the  Depositor  and  the  Master  Servicer  with a certification  to the effect set forth in Exhibit P  (with respect to a Class SB  Certificate)  or in paragraph fifteen of  Exhibit H-1  (with  respect to a Class R  Certificate),  which the  Trustee  may rely upon  without further inquiry or investigation,  or such other  certifications as the Trustee may deem desirable or necessary in order to establish that such  transferee or the Person in whose name such  registration  is requested is not an employee  benefit plan or other plan or  arrangement  subject to the  prohibited  transaction  provisions of
ERISA or  Section 4975  of the Code,  or any Person  (including  an  insurance  company  investing  its general accounts,  an investment  manager,  a named fiduciary or a trustee of any such plan) who is using "plan assets"
of any such plan to effect such acquisition (each of the foregoing, a "Plan Investor").

               (ii) Any  Transferee  of a Class B  Certificate  or Class M  Certificate  will be deemed to have represented  by virtue of its purchase or holding of such  Certificate  (or interest  therein)  that either (a)
such  Transferee is not a Plan  Investor,  (b) it has acquired and is holding such  Certificate  in reliance on
U.S. Department  of Labor Prohibited  Transaction  Exemption ("PTE") 94-29, as most recently  amended,  67 Fed.
Reg. 54487 (Aug. 22,  2002) (the "RFC  Exemption"),  and that it understands that there are certain  conditions to the  availability  of the RFC  Exemption,  including  that such  Certificate  must be rated,  at the time of purchase,  not lower than  "BBB-" (or its  equivalent)  by Fitch,  Standard  & Poor's or Moody's  (which,  with respect to any Class B  Certificate is not applicable as of the Closing Date) or (c) (x) such  Transferee is an insurance  company,  (y) the source of funds used to purchase or hold such Certificate (or interest therein) is an "insurance  company general account" (as defined in Prohibited  Transaction Class Exemption ("PTCE") 95-60),
and (z) the  conditions  set forth in Sections I and III of PTCE 95-60 have been  satisfied  (each  entity that satisfies this clause (c), a "Complying Insurance Company").

               (iii)  If any Class B  Certificate or Class M  Certificate (or any interest therein) is acquired or held by any Person that does not satisfy the  conditions  described in paragraph  (ii) above,  then the last preceding  Transferee that either (x) is not a Plan Investor,  (y) acquired such Certificate in compliance with the RFC Exemption or (z) is a Complying  Insurance  Company shall be restored,  to the extent permitted by law, to all rights and  obligations  as Certificate  Owner thereof  retroactive to the date of such Transfer of such
Class B  Certificate or Class M  Certificate.  The Trustee shall be under no liability to any Person for making any payments due on such Certificate to such preceding Transferee.

               (iv)   Any purported  Certificate Owner whose acquisition or holding of any Class B  Certificate or  Class M  Certificate  (or  interest  therein)  was  effected  in  violation  of the  restrictions  in  this
Section 5.02(e)  shall  indemnify  and hold  harmless the  Depositor,  the  Trustee,  the Master  Service,  any
Subservicer,  any underwriter  and the Trust Fund from and against any and all  liabilities,  claims,  costs or expenses incurred by such parties as a result of such acquisition or holding.

(f)     (i)    Each Person who has or who acquires any  Ownership  Interest in a Class R  Certificate  shall be deemed  by the  acceptance  or  acquisition  of such  Ownership  Interest  to have  agreed  to be  bound by the following  provisions and to have  irrevocably  authorized  the Trustee or its designee  under clause  (iii)(A)
below to deliver  payments to a Person other than such Person and to negotiate the terms of any mandatory  sale under clause  (iii)(B) below and to execute all  instruments  of transfer and to do all other things  necessary in connection  with any such sale.  The rights of each Person  acquiring  any  Ownership  Interest in a Class R
Certificate are expressly subject to the following provisions:

(A)     Each Person holding or acquiring any Ownership  Interest in a Class R  Certificate shall be a Permitted
Transferee  and shall  promptly  notify  the  Trustee  of any  change or  impending  change in its  status as a
Permitted Transferee.

(B)     In  connection  with any proposed  Transfer of any  Ownership  Interest in a Class R  Certificate,  the
Trustee  shall  require  delivery to it, and shall not register the Transfer of any Class R  Certificate  until its receipt of:

(I)     an affidavit  and  agreement (a "Transfer  Affidavit and  Agreement,"  in the form  attached  hereto as
Exhibit H-1)  from the  proposed  Transferee,  in form  and  substance  satisfactory  to the  Master  Servicer, representing and warranting,  among other things, that it is a Permitted  Transferee,  that it is not acquiring its Ownership  Interest in the Class R  Certificate that is the subject of the proposed  Transfer as a nominee, trustee  or  agent  for any  Person  who is not a  Permitted  Transferee,  that for so long as it  retains  its
Ownership Interest in a Class R  Certificate,  it will endeavor to remain a Permitted  Transferee,  and that it has reviewed the provisions of this Section 5.02(f) and agrees to be bound by them, and

(II)    a  certificate,  in the form attached  hereto as  Exhibit H-2,  from the Holder wishing to transfer the
Class R Certificate,  in form and substance  satisfactory to the Master Servicer,  representing and warranting, among other  things,  that no purpose of the proposed  Transfer is to impede the  assessment  or  collection of tax.

(C)     Notwithstanding  the delivery of a Transfer  Affidavit  and  Agreement by a proposed  Transferee  under clause (B) above,  if a  Responsible  Officer of the  Trustee  who is  assigned  to this  Agreement  has actual knowledge that the proposed Transferee is not a Permitted  Transferee,  no Transfer of an Ownership Interest in
a Class R Certificate to such proposed Transferee shall be effected.

(D)     Each Person  holding or acquiring any Ownership  Interest in a Class R  Certificate  shall agree (x) to require a Transfer  Affidavit and Agreement from any other Person to whom such Person  attempts to transfer its
Ownership  Interest in a Class R  Certificate and (y) not to transfer its Ownership Interest unless it provides a certificate to the Trustee in the form attached hereto as Exhibit H-2.

(E)     Each Person  holding or acquiring an Ownership  Interest in a Class R  Certificate,  by  purchasing  an
Ownership  Interest in such  Certificate,  agrees to give the Trustee written notice that it is a "pass-through interest holder" within the meaning of Temporary Treasury Regulations  Section 1.67-3T(a)(2)(i)(A)  immediately upon acquiring an Ownership  Interest in a Class R  Certificate,  if it is, or is holding an Ownership Interest in a Class R Certificate on behalf of, a "pass-through interest holder."

(ii)    The Trustee shall register the Transfer of any Class R  Certificate  only if it shall have received the
Transfer  Affidavit and Agreement,  a certificate of the Holder  requesting  such transfer in the form attached hereto as Exhibit H-2  and all of such other  documents as shall have been  reasonably  required by the Trustee as a condition to such  registration.  Transfers of the Class R  Certificates to Non-United  States Persons and
Disqualified Organizations (as defined in Section 860E(e)(5) of the Code) are prohibited.

(A)     If any  Disqualified  Organization  shall  become  a holder  of a  Class R  Certificate,  then the last preceding  Permitted  Transferee  shall  be  restored,  to the  extent  permitted  by law,  to all  rights  and obligations  as Holder  thereof  retroactive  to the date of  registration  of such  Transfer  of such  Class R
Certificate.  If a  Non-United  States  Person shall  become a holder of a Class R  Certificate,  then the last preceding  United  States  Person  shall be  restored,  to the  extent  permitted  by law,  to all  rights  and obligations  as Holder  thereof  retroactive  to the date of  registration  of such  Transfer  of such  Class R
Certificate.  If a transfer of a Class R  Certificate  is  disregarded  pursuant to the  provisions of Treasury
Regulations  Section 1.860E-1  or  Section 1.860G-3,  then the last  preceding  Permitted  Transferee  shall be restored,  to the extent  permitted by law, to all rights and obligations as Holder thereof  retroactive to the date of  registration  of such  Transfer of such Class R  Certificate.  The Trustee shall be under no liability to any Person for any  registration of Transfer of a Class R  Certificate that is in fact not permitted by this
Section 5.02(g)  or for making any payments  due on such  Certificate  to the holder  thereof or for taking any other action with respect to such holder under the provisions of this Agreement.

(B)     If any  purported  Transferee  shall  become a Holder  of a Class R  Certificate  in  violation  of the restrictions in this  Section 5.02(f)  and to the extent that the retroactive  restoration of the rights of the
Holder of such  Class R  Certificate  as  described  in clause  (iii)(A)  above  shall be  invalid,  illegal or unenforceable,  then the  Master  Servicer  shall  have the  right,  without  notice to the holder or any prior holder of such Class R  Certificate,  to sell such Class R  Certificate  to a purchaser  selected by the Master
Servicer on such terms as the Master  Servicer may choose.  Such purported  Transferee  shall promptly  endorse and deliver  each  Class R  Certificate  in  accordance  with the  instructions  of the Master  Servicer.  Such purchaser  may be the Master  Servicer  itself or any  Affiliate of the Master  Servicer.  The proceeds of such sale,  net  of  the  commissions  (which  may  include  commissions  payable  to  the  Master  Servicer  or its
Affiliates),  expenses  and taxes due,  if any,  will be  remitted  by the Master  Servicer  to such  purported
Transferee.  The terms and  conditions of any sale under this clause  (iii)(B)  shall be determined in the sole discretion  of the  Master  Servicer,  and the  Master  Servicer  shall not be liable to any  Person  having an
Ownership Interest in a Class R Certificate as a result of its exercise of such discretion.

(iii)   The Master  Servicer,  on behalf of the Trustee,  shall make  available,  upon written request from the
Trustee, all information necessary to compute any tax imposed

(A)     as a result of the Transfer of an Ownership  Interest in a Class R  Certificate  to any Person who is a
Disqualified   Organization,   including  the  information   regarding  "excess  inclusions"  of  such  Class R
Certificates  required to be provided to the  Internal  Revenue  Service and certain  Persons as  described  in
Treasury Regulations Sections 1.860D-1(b)(5) and 1.860E-2(a)(5), and

(B)     as a result of any regulated  investment  company,  real estate  investment  trust,  common trust fund, partnership,  trust,  estate or  organization  described  in  Section 1381  of the Code that holds an Ownership
Interest  in a  Class R  Certificate  having  as among  its  record  holders  at any time any  Person  who is a
Disqualified  Organization.  Reasonable  compensation  for providing  such  information  may be required by the
Master Servicer from such Person.

(iv)    The provisions of this Section 5.02(f) set forth prior to this clause (v) may be modified,  added to or eliminated, provided that there shall have been delivered to the Trustee the following:

(A)     Written  notification  from each  Rating  Agency to the effect  that the  modification,  addition to or elimination of such  provisions  will not cause such Rating Agency to downgrade its  then-current  ratings,  if any, of the Class A  Certificates or Class M  Certificates  below the lower of the  then-current  rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency; and

(B)     a  certificate  of the Master  Servicer  stating  that the Master  Servicer  has received an Opinion of
Counsel,  in form and substance  satisfactory  to the Master  Servicer,  to the effect that such  modification, addition to or absence of such provisions  will not cause any REMIC created  hereunder to cease to qualify as a
REMIC and will not cause (x) any REMIC  created  hereunder to be subject to an  entity-level  tax caused by the
Transfer  of  any  Class R   Certificate   to  a  Person  that  is  a  Disqualified   Organization   or  (y)  a
Certificateholder  or another Person to be subject to a  REMIC-related  tax caused by the Transfer of a Class R
Certificate to a Person that is not a Permitted Transferee.

(g)     No service  charge shall be made for any  transfer or exchange of  Certificates  of any Class,  but the
Trustee may require  payment of a sum  sufficient to cover any tax or  governmental  charge that may be imposed in connection with any transfer or exchange of Certificates.

(h)     All Certificates surrendered for transfer and exchange shall be destroyed by the Certificate Registrar.

Section 5.03.  Mutilated, Destroyed, Lost or Stolen Certificates.

        If (i) any mutilated  Certificate is surrendered to the Certificate  Registrar,  or the Trustee and the
Certificate  Registrar  receive  evidence  to  their  satisfaction  of the  destruction,  loss or  theft of any
Certificate,  and (ii) there is  delivered  to the  Trustee  and the  Certificate  Registrar  such  security or indemnity  as may be  required  by them to save each of them  harmless,  then,  in the absence of notice to the
Trustee or the Certificate  Registrar that such  Certificate  has been acquired by a bona fide  purchaser,  the
Trustee shall execute and the  Certificate  Registrar  shall  authenticate  and deliver,  in exchange for or in lieu of any such mutilated,  destroyed, lost or stolen Certificate,  a new Certificate of like tenor, Class and
Percentage  Interest  but  bearing a number not  contemporaneously  outstanding.  Upon the  issuance of any new
Certificate  under this  Section,  the Trustee may require the payment of a sum  sufficient to cover any tax or other  governmental  charge that may be imposed in relation thereto and any other expenses  (including the fees and expenses of the Trustee and the  Certificate  Registrar)  connected  therewith.  Any duplicate  Certificate issued pursuant to this Section shall  constitute complete and indefeasible  evidence of ownership in the Trust
Fund, as if originally issued,  whether or not the lost, stolen or destroyed  Certificate shall be found at any time.

Section 5.04.  Persons Deemed Owners.

        Prior to due  presentation of a Certificate for  registration  of transfer,  the Depositor,  the Master
Servicer,  the Trustee,  the Certificate  Registrar and any agent of the Depositor,  the Master  Servicer,  the
Trustee or the  Certificate  Registrar may treat the Person in whose name any  Certificate is registered as the owner of such  Certificate  for the purpose of receiving  distributions  pursuant to  Section 4.02  and for all other purposes whatsoever,  except as and to the extent provided in the definition of "Certificateholder,"  and neither the  Depositor,  the Master  Servicer,  the Trustee,  the  Certificate  Registrar  nor any agent of the
Depositor,  the Master  Servicer,  the Trustee or the Certificate  Registrar shall be affected by notice to the contrary except as provided in Section 5.02(f).

Section 5.05.  Appointment of Paying Agent.

        The Trustee may appoint a Paying Agent for the purpose of making  distributions  to  Certificateholders pursuant to  Section 4.02.  In the event of any such  appointment,  on or prior to each  Distribution  Date the
Master  Servicer on behalf of the Trustee  shall  deposit or cause to be deposited  with the Paying Agent a sum sufficient  to make the  payments  to  Certificateholders  in the  amounts  and in the manner  provided  for in
Section 4.02,  such sum to be held in trust for the  benefit of  Certificateholders.  The  Trustee  shall cause each Paying  Agent to execute and deliver to the Trustee an  instrument  in which such Paying Agent shall agree with the  Trustee  that such Paying  Agent will hold all sums held by it for the payment to  Certificateholders in trust for the  benefit  of the  Certificateholders  entitled  thereto  until such sums shall be paid to such
Certificateholders.  Any sums so held by such  Paying  Agent  shall be held only in  Eligible  Accounts  to the extent such sums are not distributed to the Certificateholders on the date of receipt by such Paying Agent.

ARTICLE VI

                                     THE DEPOSITOR AND THE MASTER SERVICER

Section 6.01.  Respective Liabilities of the Depositor and the Master Servicer.

        The Depositor and the Master  Servicer  shall each be liable in accordance  herewith only to the extent of the obligations  specifically and  respectively  imposed upon and undertaken by the Depositor and the Master
Servicer  herein.  By way of  illustration  and not  limitation,  the Depositor is not liable for the servicing and  administration  of the Mortgage Loans,  nor is it obligated by Section 7.01 or Section 10.01 to assume any obligations of the Master  Servicer or to appoint a designee to assume such  obligations,  nor is it liable for any other  obligation  hereunder  that it may, but is not  obligated to, assume unless it elects to assume such obligation in accordance herewith.

Section 6.02.  Merger or Consolidation of the Depositor or the Master Servicer; Assignment of Rights and
                      Delegation of Duties by Master Servicer.

(a)     The  Depositor  and the Master  Servicer  shall  each keep in full  effect  its  existence,  rights and franchises  as a  corporation  under  the laws of the state of its  incorporation,  and will  each  obtain  and preserve  its  qualification  to do  business  as a foreign  corporation  in each  jurisdiction  in which  such qualification  is or shall be  necessary  to protect the validity and  enforceability  of this  Agreement,  the
Certificates or any of the Mortgage Loans and to perform its respective duties under this Agreement.

(b)     Any Person  into which the  Depositor  or the Master  Servicer  may be merged or  consolidated,  or any corporation  resulting from any merger or  consolidation to which the Depositor or the Master Servicer shall be a party,  or any Person  succeeding  to the  business of the  Depositor  or the Master  Servicer,  shall be the successor of the  Depositor or the Master  Servicer,  as the case may be,  hereunder,  without the execution or filing  of any  paper or any  further  act on the part of any of the  parties  hereto,  anything  herein to the contrary  notwithstanding;  provided,  however,  that the successor or surviving  Person to the Master Servicer shall be qualified  to service  mortgage  loans on behalf of Fannie Mae or Freddie  Mac;  and provided  further that each Rating  Agency's  ratings,  if any,  of any Class A  Certificates,  Class M  Certificates  or Class B
Certificates in effect  immediately  prior to such merger or  consolidation  will not be qualified,  reduced or withdrawn as a result thereof (as evidenced by a letter to such effect from each Rating Agency).

(c)     Notwithstanding  anything  else in this  Section 6.02  and  Section 6.04  to the  contrary,  the Master
Servicer may assign its rights and delegate its duties and  obligations  under this  Agreement;  provided  that the Person  accepting such  assignment or delegation  shall be a Person which is qualified to service  mortgage loans on behalf of Fannie Mae or Freddie Mac, is reasonably  satisfactory to the Trustee and the Depositor,  is willing  to  service  the  Mortgage  Loans and  executes  and  delivers  to the  Depositor  and the  Trustee an agreement,  in form and substance reasonably  satisfactory to the Depositor and the Trustee,  which contains an assumption  by such Person of the due and punctual  performance  and  observance of each covenant and condition to be performed or observed by the Master  Servicer  under this  Agreement;  provided  further that each Rating
Agency's  rating of the  Classes  of  Certificates  that have been  rated in effect  immediately  prior to such assignment  and  delegation  will not be  qualified,  reduced or withdrawn as a result of such  assignment  and delegation  (as  evidenced  by a letter  to such  effect  from  each  Rating  Agency).  In the case of any such assignment and delegation,  the Master  Servicer shall be released from its  obligations  under this Agreement, except that the Master  Servicer  shall remain liable for all  liabilities  and  obligations  incurred by it as
Master  Servicer  hereunder  prior to the  satisfaction of the conditions to such assignment and delegation set forth in the next preceding sentence.

Section 6.03.  Limitation on Liability of the Depositor, the Master Servicer and Others.

        None of the Depositor,  the Master Servicer or any of the directors,  officers,  employees or agents of the Depositor or the Master  Servicer shall be under any liability to the Trust Fund or the  Certificateholders for any  action  taken or for  refraining  from  the  taking  of any  action  in good  faith  pursuant  to this
Agreement, or for errors in judgment;  provided,  however, that this provision shall not protect the Depositor, the Master  Servicer or any such Person  against any breach of  warranties,  representations  or covenants made herein or any liability which would otherwise be imposed by reason of willful  misfeasance,  bad faith or gross negligence  in the  performance  of duties or by  reason  of  reckless  disregard  of  obligations  and  duties hereunder.  The Depositor,  the Master Servicer and any director,  officer,  employee or agent of the Depositor or the Master  Servicer  may rely in good faith on any document of any kind prima facie  properly  executed and submitted by any Person respecting any matters arising  hereunder.  The Depositor,  the Master Servicer and any director,  officer,  employee or agent of the  Depositor or the Master  Servicer  shall be  indemnified  by the
Trust Fund and held  harmless  against any loss,  liability or expense  incurred in  connection  with any legal action  relating to this Agreement or the  Certificates,  other than any loss,  liability or expense related to any  specific  Mortgage  Loan or  Mortgage  Loans  (except as any such  loss,  liability  or  expense  shall be otherwise  reimbursable  pursuant to this Agreement) and any loss,  liability or expense  incurred by reason of willful  misfeasance,  bad faith or gross  negligence in the  performance  of duties  hereunder or by reason of reckless  disregard of obligations  and duties  hereunder.  Neither the Depositor nor the Master Servicer shall be under any  obligation  to appear in,  prosecute or defend any legal or  administrative  action,  proceeding, hearing or examination  that is not  incidental to its respective  duties under this Agreement and which in its opinion  may  involve it in any expense or  liability;  provided,  however,  that the  Depositor  or the Master
Servicer may in its discretion undertake any such action,  proceeding,  hearing or examination that it may deem necessary  or desirable in respect to this  Agreement  and the rights and duties of the parties  hereto and the interests of the  Certificateholders  hereunder.  In such event,  the legal  expenses and costs of such action, proceeding,  hearing  or  examination  and any  liability  resulting  therefrom  shall be  expenses,  costs and liabilities  of the Trust Fund,  and the Depositor and the Master  Servicer  shall be entitled to be reimbursed therefor out of amounts  attributable to the Mortgage Loans on deposit in the Custodial  Account as provided by
Section 3.10  and, on the Distribution  Date(s)  following such  reimbursement,  the aggregate of such expenses and costs shall be allocated in reduction of the Accrued  Certificate  Interest on each Class entitled  thereto in the same manner as if such expenses and costs constituted a Prepayment Interest Shortfall.

Section 6.04.  Depositor and Master Servicer Not to Resign.

        Subject to the provisions of  Section 6.02,  neither the Depositor nor the Master Servicer shall resign from its  respective  obligations  and duties hereby  imposed on it except upon  determination  that its duties hereunder are no longer  permissible  under applicable law. Any such  determination  permitting the resignation of the  Depositor  or the Master  Servicer  shall be  evidenced by an Opinion of Counsel (at the expense of the resigning  party) to such effect  delivered to the Trustee.  No such  resignation by the Master  Servicer shall become  effective  until the  Trustee  or a  successor  servicer  shall  have  assumed  the  Master  Servicer's responsibilities and obligations in accordance with Section 7.02.

ARTICLE VII

                                                    DEFAULT

Section 7.01.  Events of Default.

        Event of Default,  wherever used herein,  means any one of the following  events  (whatever  reason for such Event of Default and whether it shall be  voluntary or  involuntary  or be effected by operation of law or pursuant to any judgment,  decree or order of any court or any order, rule or regulation of any  administrative or governmental body):

(i)     the Master  Servicer shall fail to distribute or cause to be distributed to Holders of  Certificates of any Class any  distribution  required to be made under the terms of the  Certificates of such Class and this  Agreement  and, in either case,  such failure shall  continue  unremedied  for a period of 5 days after the date upon which written notice of such failure,  requiring such failure to be remedied, shall have been given to the Master Servicer by the Trustee or the Depositor or to the Master  Servicer,  the
        Depositor and the Trustee by the Holders of Certificates of such Class evidencing  Percentage Interests aggregating not less than 25%; or

(ii)    the  Master  Servicer  shall  fail to observe  or  perform  in any  material  respect  any other of the covenants or agreements on the part of the Master Servicer  contained in the  Certificates of any Class or in this  Agreement and such failure shall  continue  unremedied for a period of 30 days (except that such number of days shall be 15 in the case of a failure to pay the premium for any Required  Insurance
        Policy)  after the date on which  written  notice of such  failure,  requiring the same to be remedied, shall  have been  given to the  Master  Servicer  by the  Trustee  or the  Depositor,  or to the Master
        Servicer,  the Depositor and the Trustee by the Holders of Certificates of any Class evidencing,  as to such Class, Percentage Interests aggregating not less than 25%; or

(iii)   a decree or order of a court or agency or supervisory  authority having jurisdiction in the premises in an involuntary case under any present or future federal or state bankruptcy,  insolvency or similar law or  appointing  a  conservator  or receiver or  liquidator  in any  insolvency,  readjustment  of debt, marshalling of assets and liabilities or similar  proceedings,  or for the winding-up or liquidation of its affairs,  shall have been entered  against the Master  Servicer and such decree or order shall have remained in force undischarged or unstayed for a period of 60 days; or

(iv)    the Master  Servicer shall consent to the appointment of a conservator or receiver or liquidator in any insolvency,  readjustment of debt, marshalling of assets and liabilities, or similar proceedings of, or relating  to, the Master  Servicer or of, or relating to, all or  substantially  all of the property of the Master Servicer; or

(v)     the Master  Servicer  shall admit in writing its  inability  to pay its debts  generally as they become due,  file a petition  to take  advantage  of, or  commence a  voluntary  case  under,  any  applicable insolvency  or  reorganization  statute,  make an  assignment  for the  benefit  of its  creditors,  or voluntarily suspend payment of its obligations; or

(vi)    the Master Servicer shall notify the Trustee pursuant to  Section 4.04(b)  that it is unable to deposit in the Certificate Account an amount equal to the Advance.

        If an Event of Default described in clauses (i)-(v) of this Section shall  occur, then, and in each and every such case,  so long as such Event of Default  shall not have been  remedied,  either the Depositor or the
Trustee  shall at the  direction of Holders of  Certificates  entitled to at least 51% of the Voting  Rights by notice in writing to the Master  Servicer (and to the  Depositor),  terminate all of the rights and obligations of the Master  Servicer under this Agreement and in and to the Mortgage Loans and the proceeds  thereof,  other than its rights as a Certificateholder  hereunder;  provided,  however, that a successor to the Master Servicer is appointed  pursuant to  Section 7.02  and such successor  Master  Servicer shall have accepted the duties of
Master Servicer  effective upon the  resignation of the Master  Servicer.  If an Event of Default  described in clause (vi) hereof  shall  occur,  the  Trustee  shall,  by notice to the Master  Servicer  and the  Depositor, immediately  terminate all of the rights and  obligations  of the Master  Servicer  under this Agreement and in and to the Mortgage Loans and the proceeds thereof,  other than its rights as a Certificateholder  hereunder as provided  in  Section 4.04(b).  On or after the  receipt by the Master  Servicer of such  written  notice,  all authority  and power of the Master  Servicer  under this  Agreement,  whether with respect to the  Certificates
(other than as a Holder  thereof) or the Mortgage  Loans or otherwise,  shall subject to  Section 7.02  pass to and be vested in the Trustee or the  Trustee's  designee  appointed  pursuant  to  Section 7.02;  and,  without limitation,  the Trustee is hereby  authorized  and  empowered to execute and deliver,  on behalf of the Master
Servicer,  as  attorney-in-fact  or  otherwise,  any and all  documents  and  other  instruments,  and to do or accomplish  all other  acts or things  necessary  or  appropriate  to effect  the  purposes  of such  notice of termination,  whether to complete the transfer and  endorsement or assignment of the Mortgage Loans and related documents,  or  otherwise.  The  Master  Servicer  agrees  to  cooperate  with the  Trustee  in  effecting  the termination of the Master Servicer's  responsibilities  and rights hereunder,  including,  without  limitation, the  transfer to the Trustee or its designee for  administration  by it of all cash amounts  which shall at the time be credited to the  Custodial  Account or the  Certificate  Account or thereafter be received with respect to the Mortgage  Loans. No such  termination  shall release the Master Servicer for any liability that it would otherwise  have  hereunder  for  any  act or  omission  prior  to  the  effective  time  of  such  termination.
Notwithstanding  any  termination of the activities of Residential  Funding in its capacity as Master  Servicer hereunder,  Residential  Funding shall be entitled to receive,  out of any late collection of a Monthly Payment on a Mortgage Loan which was due prior to the notice terminating  Residential  Funding's rights and obligations as Master Servicer  hereunder and received after such notice,  that portion to which Residential  Funding would have been  entitled  pursuant to Sections  3.10(a)(ii),  (vi) and (vii) as well as its Servicing Fee in respect thereof,  and any other amounts payable to Residential  Funding  hereunder the entitlement to which arose prior to the  termination  of its  activities  hereunder.  Upon the  termination  of  Residential  Funding  as Master
Servicer  hereunder the Depositor shall deliver to the Trustee,  as successor  Master  Servicer,  a copy of the
Program Guide.

Section 7.02.  Trustee or Depositor to Act; Appointment of Successor.

(a)     On and after the time the Master Servicer receives a notice of termination  pursuant to Section 7.01 or resigns  in  accordance  with  Section 6.04,  the  Trustee  or,  upon  notice  to the  Depositor  and  with the
Depositor's consent (which shall not be unreasonably  withheld) a designee (which meets the standards set forth below) of the  Trustee,  shall be the  successor  in all  respects to the Master  Servicer  in its  capacity as servicer  under this  Agreement and the  transactions  set forth or provided for herein and shall be subject to all the  responsibilities,  duties and liabilities  relating  thereto placed on the Master Servicer (except for the  responsibilities,  duties and  liabilities  contained in Sections 2.02 and 2.03(a),  excluding the duty to notify related  Subservicers  as set forth in such Sections,  and its obligations to deposit amounts in respect of losses  incurred prior to such notice or termination on the investment of funds in the Custodial  Account or the  Certificate  Account  pursuant  to  Sections  3.07(c)  and  4.01(c) by the terms and  provisions  hereof);
provided,  however, that any failure to perform such duties or responsibilities  caused by the preceding Master
Servicer's  failure to provide  information  required by Section 4.04  shall not be considered a default by the
Trustee  hereunder as successor  Master  Servicer.  As compensation  therefor,  the Trustee as successor Master
Servicer  shall be entitled to all funds  relating to the Mortgage  Loans which the Master  Servicer would have been  entitled  to charge to the  Custodial  Account or the  Certificate  Account if the  Master  Servicer  had
continued to act hereunder  and, in addition,  shall be entitled to the income from any  Permitted  Investments made with  amounts  attributable  to the  Mortgage  Loans  held in the  Custodial  Account  or the  Certificate
ACCOUNT.  If the Trustee has become the successor to the Master  Servicer in accordance  with  Section 6.04  or
Section 7.01,  then  notwithstanding  the above, the Trustee may, if it shall be unwilling to so act, or shall, if it is unable to so act, appoint, or petition a court of competent  jurisdiction to appoint,  any established housing and home finance  institution,  which is also a Fannie Mae or Freddie  Mac-approved  mortgage servicing institution,  having a net  worth  of not  less  than  $10,000,000  as the  successor  to the  Master  Servicer hereunder in the  assumption of all or any part of the  responsibilities,  duties or  liabilities of the Master
Servicer  hereunder.  Pending  appointment of a successor to the Master Servicer  hereunder,  the Trustee shall become  successor  to the  Master  Servicer  and  shall  act in  such  capacity  as  hereinabove  provided.  In connection with such  appointment and assumption,  the Trustee may make such  arrangements for the compensation of such successor out of payments on Mortgage Loans as it and such successor  shall agree;  provided,  however, that no such  compensation  shall be in excess of that permitted the initial  Master  Servicer  hereunder.  The
Depositor,  the  Trustee,  the  Custodian  and such  successor  shall take such  action,  consistent  with this
Agreement,  as shall be necessary to  effectuate  any such  succession.  The  Servicing  Fee for any  successor
Master Servicer  appointed  pursuant to this Section 7.02 will be lowered with respect to those Mortgage Loans, if any,  where  the  Subservicing  Fee  accrues  at a rate of less than  0.50% per annum in the event  that the successor  Master  Servicer is not  servicing  such  Mortgage  Loans  directly and it is necessary to raise the related  Subservicing  Fee to a rate of 0.50% per annum in order to hire a  Subservicer  with  respect  to such
Mortgage  Loans.  The Master  Servicer shall pay the reasonable  expenses of the Trustee in connection with any servicing transfer hereunder.

(b)     In connection  with the  termination or resignation of the Master  Servicer  hereunder,  either (i) the successor Master Servicer,  including the Trustee if the Trustee is acting as successor Master Servicer,  shall represent  and warrant  that it is a member of MERS in good  standing and shall agree to comply in all material respects  with the rules and  procedures of MERS in  connection  with the servicing of the Mortgage  Loans that are registered  with MERS, in which case the  predecessor  Master  Servicer shall  cooperate with the successor
Master  Servicer in causing MERS to revise its records to reflect the  transfer of  servicing to the  successor
Master Servicer as necessary under MERS' rules and regulations,  or (ii) the predecessor  Master Servicer shall cooperate with the successor  Master  Servicer in causing MERS to execute and deliver an assignment of Mortgage in  recordable  form to transfer  the  Mortgage  from MERS to the Trustee and to execute and deliver such other notices,  documents  and other  instruments  as may be  necessary  or  desirable  to effect a transfer  of such
Mortgage  Loan or servicing of such Mortgage Loan on the MERS(R)System to the  successor  Master  Servicer.  The predecessor  Master Servicer shall file or cause to be filed any such  assignment in the appropriate  recording office.  The  predecessor  Master  Servicer  shall  bear  any and all  fees of MERS,  costs  of  preparing  any assignments  of Mortgage,  and fees and costs of filing any  assignments of Mortgage that may be required under this  subsection  (b).  The  successor  Master  Servicer  shall cause such  assignment  to be  delivered to the
Trustee or the Custodian  promptly  upon receipt of the original  with evidence of recording  thereon or a copy certified by the public recording office in which such assignment was recorded.

Section 7.03.  Notification to Certificateholders.

(a)     Upon any such termination or appointment of a successor to the Master Servicer,  the Trustee shall give
prompt  written  notice  thereof  to   Certificateholders  at  their  respective  addresses  appearing  in  the
Certificate Register.

(b)     Within 60 days after the occurrence of any Event of Default,  the Trustee shall transmit by mail to all
Holders of  Certificates  notice of each such Event of Default  hereunder  known to the  Trustee,  unless  such
Event of Default shall have been cured or waived as provided in Section 7.04 hereof.

Section 7.04.  Waiver of Events of Default.

        The Holders  representing  at least 66% of the Voting Rights of  Certificates  affected by a default or
Event of Default  hereunder may waive any default or Event of Default;  provided,  however,  that (a) a default or Event of Default under clause (i) of  Section 7.01  may be waived only by all of the Holders of Certificates affected by such default or Event of Default and (b) no waiver pursuant to this  Section 7.04  shall affect the
Holders of Certificates  in the manner set forth in  Section 11.01(b)(i),  (ii) or (iii).  Upon any such waiver of a default or Event of Default by the Holders  representing  the  requisite  percentage  of Voting  Rights of
Certificates  affected by such  default or Event of Default,  such  default or Event of Default  shall cease to exist and shall be deemed to have been  remedied for every  purpose  hereunder.  No such waiver shall extend to any  subsequent  or other  default or Event of Default or impair  any right  consequent  thereon  except to the extent expressly so waived.

ARTICLE VIII

                                            CONCERNING THE TRUSTEE

Section 8.01.  Duties of Trustee.

(a)     The  Trustee,  prior to the  occurrence  of an Event of  Default  and after the curing of all Events of
Default which may have  occurred,  undertakes  to perform such duties and only such duties as are  specifically set forth in this  Agreement.  In case an Event of Default has  occurred  (which has not been cured or waived), the Trustee  shall  exercise  such of the rights and powers  vested in it by this  Agreement,  and use the same degree  of  care  and  skill  in  their  exercise  as a  prudent  investor  would  exercise  or use  under  the circumstances in the conduct of such investor's own affairs.

(b)     The Trustee, upon receipt of all resolutions,  certificates,  statements, opinions, reports, documents, orders or other instruments  furnished to the Trustee which are specifically  required to be furnished pursuant to any provision of this Agreement,  shall examine them to determine  whether they conform to the  requirements of this  Agreement.  The  Trustee  shall  notify  the  Certificateholders  of any such  documents  which do not materially  conform to the  requirements of this Agreement in the event that the Trustee,  after so requesting, does not receive  satisfactorily  corrected documents.  The Trustee shall forward or cause to be forwarded in a timely  fashion  the  notices,  reports and  statements  required to be  forwarded  by the Trustee  pursuant to
Sections  4.03,  7.03,  and 10.01.  The Trustee shall furnish in a timely  fashion to the Master  Servicer such information  as the  Master  Servicer  may  reasonably  request  from time to time for the Master  Servicer  to fulfill its duties as set forth in this  Agreement.  The  Trustee  covenants  and agrees that it shall  perform its obligations  hereunder in a manner so as to maintain the status of each REMIC created  hereunder as a REMIC under the REMIC Provisions and (subject to  Section 10.01(f))  to prevent the imposition of any federal,  state or local  income,  prohibited  transaction,  contribution  or other tax on the Trust  Fund to the  extent  that maintaining  such  status and  avoiding  such taxes are  reasonably  within the  control of the Trustee and are reasonably within the scope of its duties under this Agreement.

(c)     No provision of this  Agreement  shall be construed to relieve the Trustee from  liability  for its own negligent action, its own negligent failure to act or its own willful misconduct; provided, however, that:

(i)     Prior to the  occurrence  of an Event of Default,  and after the curing or waiver of all such Events of
        Default which may have occurred,  the duties and obligations of the Trustee shall be determined  solely by the  express  provisions  of  this  Agreement,  the  Trustee  shall  not be  liable  except  for the performance of such duties and obligations as are specifically set forth in this Agreement,  no implied covenants or obligations  shall be read into this Agreement  against the Trustee and, in the absence of bad  faith on the part of the  Trustee,  the  Trustee  may  conclusively  rely,  as to the truth of the statements and the correctness of the opinions  expressed  therein,  upon any  certificates or opinions furnished  to the Trustee by the  Depositor  or the Master  Servicer  and which on their  face,  do not contradict the requirements of this Agreement;

(ii)    The  Trustee  shall  not be  personally  liable  for an  error  of  judgment  made in good  faith  by a
        Responsible Officer or Responsible Officers of the Trustee,  unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

(iii)   The Trustee shall not be personally liable with respect to any action taken,  suffered or omitted to be taken  by it in  good  faith  in  accordance  with  the  direction  of the  Certificateholders  holding
        Certificates  which  evidence,  Percentage  Interests  aggregating  not less  than 25% of the  affected
        Classes as to the time,  method and place of conducting any proceeding for any remedy  available to the
        Trustee, or exercising any trust or power conferred upon the Trustee, under this Agreement;

(iv)    The Trustee shall not be charged with  knowledge of any default (other than a default in payment to the
        Trustee)  specified in clauses (i) and (ii) of Section 7.01 or an Event of Default under clauses (iii),
        (iv) and (v) of  Section 7.01  unless a Responsible  Officer of the Trustee  assigned to and working in the Corporate  Trust Office obtains actual  knowledge of such failure or event or the Trustee  receives written  notice of such failure or event at its Corporate  Trust Office from the Master  Servicer,  the
        Depositor or any Certificateholder; and

(v)     Except to the extent  provided in  Section 7.02,  no  provision  in this  Agreement  shall  require the
        Trustee to expend or risk its own funds (including,  without limitation,  the making of any Advance) or otherwise  incur any personal  financial  liability in the  performance of any of its duties as Trustee hereunder,  or in the  exercise of any of its rights or powers,  if the Trustee  shall have  reasonable grounds for believing that repayment of funds or adequate  indemnity  against such risk or liability is not reasonably assured to it.

(d)     The Trustee  shall timely pay, from its own funds,  the amount of any and all federal,  state and local taxes imposed on the Trust Fund or its assets or transactions  including,  without limitation,  (A) "prohibited transaction"  penalty taxes as defined in  Section 860F  of the Code, if, when and as the same shall be due and payable,  (B) any tax on  contributions  to a REMIC after the Closing  Date imposed by  Section 860G(d)  of the
Code and (C) any tax on "net income from foreclosure  property" as defined in  Section 860G(c) of the Code, but only  if  such  taxes  arise  out of a  breach  by the  Trustee  of its  obligations  hereunder,  which  breach constitutes negligence or willful misconduct of the Trustee.

Section 8.02.  Certain Matters Affecting the Trustee.

(a)     Except as otherwise provided in Section 8.01:

(i)     The Trustee may rely and shall be protected in acting or  refraining  from acting upon any  resolution,
        Officers  Certificate,  certificate  of  auditors  or any  other  certificate,  statement,  instrument, opinion, report, notice, request,  consent, order, appraisal,  bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

(ii)    The  Trustee  may  consult  with  counsel,  and any  Opinion  of  Counsel  shall be full  and  complete authorization  and  protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such Opinion of Counsel;

(iii)   The Trustee  shall be under no  obligation to exercise any of the trusts or powers vested in it by this
        Agreement or to  institute,  conduct or defend any  litigation  hereunder or in relation  hereto at the request,  order or  direction  of any of the  Certificateholders  pursuant  to the  provisions  of this
        Agreement,  unless such  Certificateholders  shall have offered to the Trustee  reasonable  security or indemnity  against  the costs,  expenses  and  liabilities  which may be  incurred  therein or thereby;
        nothing contained herein shall, however, relieve the Trustee of the obligation,  upon the occurrence of an Event of Default (which has not been cured),  to exercise such of the rights and powers vested in it by this  Agreement,  and to use the same  degree  of care and  skill in  their  exercise  as a  prudent investor would exercise or use under the circumstances in the conduct of such investor's own affairs;

(iv)    The Trustee  shall not be  personally  liable for any action  taken,  suffered or omitted by it in good faith and believed by it to be authorized or within the  discretion or rights or powers  conferred upon it by this Agreement;

(v)     Prior to the occurrence of an Event of Default  hereunder and after the curing of all Events of Default which may have  occurred,  the Trustee shall not be bound to make any  investigation  into the facts or matters  stated  in any  resolution,  certificate,  statement,  instrument,  opinion,  report,  notice, request,  consent, order, approval, bond or other paper or document,  unless requested in writing so to do by the Holders of  Certificates of any Class  evidencing,  as to such Class,  Percentage  Interests, aggregating not less than 50%; provided,  however,  that if the payment within a reasonable time to the
        Trustee  of the  costs,  expenses  or  liabilities  likely to be  incurred  by it in the making of such investigation is, in the opinion of the Trustee,  not reasonably assured to the Trustee by the security afforded to it by the terms of this Agreement,  the Trustee may require  reasonable  indemnity  against such  expense or  liability  as a condition  to so  proceeding.  The  reasonable  expense of every such examination  shall be paid by the Master  Servicer,  if an Event of Default  shall have occurred and is continuing, and otherwise by the Certificateholder requesting the investigation;

(vi)    The Trustee may execute any of the trusts or powers  hereunder or perform any duties  hereunder  either directly or by or through  agents or attorneys  provided  that the Trustee  shall remain liable for any acts of such agents or attorneys; and

(vii)   To the extent authorized under the Code and the regulations  promulgated  thereunder,  each Holder of a
        Class R Certificate hereby irrevocably  appoints and authorizes the Trustee to be its  attorney-in-fact for purposes of signing any Tax Returns  required to be filed on behalf of the Trust Fund.  The Trustee shall sign on behalf of the Trust Fund and deliver to the Master  Servicer  in a timely  manner any Tax
        Returns  prepared  by or on behalf of the  Master  Servicer  that the  Trustee is  required  to sign as determined by the Master Servicer  pursuant to applicable  federal,  state or local tax laws,  provided that the Master  Servicer  shall  indemnify  the Trustee for signing any such Tax Returns  that contain errors or omissions.

(b)     Following the issuance of the Certificates  (and except as provided for in  Section 2.04),  the Trustee shall not accept any  contribution  of assets to the Trust Fund unless (subject to  Section 10.01(f))  it shall have obtained or been  furnished with an Opinion of Counsel to the effect that such  contribution  will not (i)
cause  any  REMIC  created  hereunder  to fail to  qualify  as a REMIC at any time  that any  Certificates  are outstanding  or (ii) cause the Trust Fund to be subject  to any  federal  tax as a result of such  contribution
(including the  imposition of any federal tax on "prohibited  transactions"  imposed under  Section 860F(a)  of the Code).

Section 8.03.  Trustee Not Liable for Certificates or Mortgage Loans.

        The recitals  contained  herein and in the  Certificates  (other than the execution of the Certificates and relating to the  acceptance  and receipt of the Mortgage  Loans)  shall be taken as the  statements  of the
Depositor  or the Master  Servicer  as the case may be, and the  Trustee  assumes no  responsibility  for their correctness.  The Trustee makes no  representations  as to the validity or  sufficiency of this Agreement or of the Certificates  (except that the Certificates  shall be duly and validly executed and  authenticated by it as
Certificate  Registrar) or of any Mortgage  Loan or related  document,  or of MERS or the MERS(R)System.  Except as  otherwise  provided  herein,  the  Trustee  shall  not be  accountable  for the use or  application  by the
Depositor or the Master  Servicer of any of the  Certificates or of the proceeds of such  Certificates,  or for the use or  application  of any funds paid to the  Depositor or the Master  Servicer in respect of the Mortgage
Loans or deposited in or withdrawn from the Custodial  Account or the  Certificate  Account by the Depositor or
the Master Servicer.

Section 8.04.  Trustee May Own Certificates.

        The Trustee in its  individual  or any other  capacity may become the owner or pledgee of  Certificates with the same rights it would have if it were not Trustee.

Section 8.05.  Master Servicer to Pay Trustee's Fees and Expenses; Indemnification.

(a)     The Master  Servicer  covenants and agrees to pay to the Trustee and any co-trustee  from time to time, and the Trustee and any co-trustee shall be entitled to,  reasonable  compensation  (which shall not be limited by any  provision  of law in regard to the  compensation  of a trustee  of an express  trust) for all  services rendered by each of them in the execution of the trusts hereby  created and in the exercise and  performance of any of the powers and duties  hereunder of the Trustee and any  co-trustee,  and the Master  Servicer shall pay or  reimburse  the Trustee and any  co-trustee  upon request for all  reasonable  expenses,  disbursements  and advances  incurred or made by the Trustee or any  co-trustee in accordance  with any of the  provisions of this
Agreement  (including the reasonable  compensation and the expenses and disbursements of its counsel and of all persons not regularly in its employ,  and the expenses  incurred by the Trustee or any co-trustee in connection with the appointment of an office or agency  pursuant to  Section 8.12)  except any such expense,  disbursement or advance as may arise from its negligence or bad faith.

(b)     The Master Servicer agrees to indemnify the Trustee for, and to hold the Trustee harmless against,  any loss,  liability or expense incurred without  negligence or willful  misconduct on its part, arising out of, or in connection with, the acceptance and  administration  of the Trust Fund,  including its obligation to execute the DTC Letter in its individual  capacity,  and including the costs and expenses  (including  reasonable legal fees and expenses) of defending  itself  against any claim in connection  with the exercise or  performance  of any of its powers or duties under this  Agreement and the Hedge  Agreements,  and the Master  Servicer  further agrees to indemnify the Trustee for, and to hold the Trustee harmless against,  any loss,  liability or expense arising out of, or in connection  with,  the  provisions  set forth in the third  paragraph of  Section 2.01(b)
hereof,  including without limitation,  all costs,  liabilities and expenses  (including  reasonable legal fees and expenses) of  investigating  and  defending  itself  against any claim,  action or  proceeding,  pending or threatened, relating to the provisions of such paragraph, provided that:

(i)     with  respect to any such  claim,  the  Trustee  shall have given the Master  Servicer  written  notice thereof promptly after the Trustee shall have actual knowledge thereof;

(ii)    while maintaining control over its own defense,  the Trustee shall cooperate and consult fully with the
Master Servicer in preparing such defense; and

(iii)   notwithstanding  anything in this  Agreement to the contrary,  the Master  Servicer shall not be liable for  settlement  of any claim by the Trustee  entered  into  without the prior  consent of the Master  Servicer which  consent  shall  not be  unreasonably  withheld.  No  termination  of this  Agreement  shall  affect  the obligations  created  by this  Section 8.05(b)  of the Master  Servicer  to  indemnify  the  Trustee  under the conditions and to the extent set forth herein.  Notwithstanding  the foregoing,  the  indemnification  provided by the Master  Servicer  in this  Section 8.05(b)  shall not pertain to any loss,  liability  or expense of the
Trustee,  including the costs and expenses of defending  itself against any claim,  incurred in connection with any  actions  taken by the  Trustee  at the  direction  of  Certificateholders  pursuant  to the  terms of this
Agreement.

Section 8.06.  Eligibility Requirements for Trustee.

        The  Trustee  hereunder  shall at all times be a national  banking  association  or a New York  banking corporation  having its  principal  office in a state and city  acceptable  to the  Depositor and organized and doing  business  under the laws of such state or the United  States of America,  authorized  under such laws to exercise  corporate trust powers,  having a combined capital and surplus of at least $50,000,000 and subject to
supervision  or  examination  by  federal  or  state  authority.   If  such  corporation  or  national  banking
association  publishes  reports of condition at least annually,  pursuant to law or to the  requirements of the aforesaid  supervising  or examining  authority,  then for purposes of this  Section the  combined  capital and surplus of such  corporation  shall be deemed to be its  combined  capital and surplus as set forth in its most recent  report of  condition  so  published.  In case at any time the  Trustee  shall  cease to be  eligible in accordance  with the  provisions of this Section,  the Trustee shall resign  immediately in the manner and with the effect specified in Section 8.07.

Section 8.07.  Resignation and Removal of the Trustee.

(a)     The Trustee may at any time resign and be discharged  from the trusts hereby  created by giving written notice  thereof to the  Depositor and the Master  Servicer.  Upon  receiving  such notice of  resignation,  the
Depositor shall promptly appoint a successor  trustee by written  instrument,  in duplicate,  one copy of which instrument  shall  be  delivered  to the  resigning  Trustee  and one  copy  to the  successor  trustee.  If no successor  trustee shall have been so appointed and have accepted  appointment  within 30 days after the giving of such notice of  resignation,  then the  resigning  Trustee may petition any court of competent  jurisdiction for the appointment of a successor trustee.

(b)     If at any  time  the  Trustee  shall  cease  to be  eligible  in  accordance  with  the  provisions  of
Section 8.06  and shall fail to resign after written request  therefor by the Depositor,  or if at any time the
Trustee shall become  incapable of acting,  or shall be adjudged  bankrupt or  insolvent,  or a receiver of the
Trustee or of its  property  shall be  appointed,  or any public  officer  shall take  charge or control of the
Trustee or of its property or affairs for the purpose of  rehabilitation,  conservation  or  liquidation,  then the Depositor may remove the Trustee and appoint a successor trustee by written instrument,  in duplicate,  one copy of which  instrument  shall be delivered to the Trustee so removed and one copy to the successor  trustee.
In  addition,  in the event that the  Depositor  determines  that the Trustee has failed (i) to  distribute  or cause to be distributed to Certificateholders any amount required to be distributed  hereunder,  if such amount is held by the Trustee or its Paying Agent (other than the Master  Servicer or the Depositor) for  distribution or (ii)  to  otherwise  observe  or  perform  in any  material  respect  any of its  covenants,  agreements  or obligations  hereunder,  and such  failure  shall  continue  unremedied  for a period of 5 days (in  respect of clause (i) above) or 30 days (in respect of clause (ii) above) after the date on which  written  notice of such failure,  requiring that the same be remedied, shall have been given to the Trustee by the Depositor,  then the
Depositor may remove the Trustee and appoint a successor  trustee by written  instrument  delivered as provided in the  preceding  sentence.  In  connection  with the  appointment  of a  successor  trustee  pursuant  to the preceding  sentence,  the  Depositor  shall,  on or  before  the date on which  any  such  appointment  becomes effective,  obtain from each Rating Agency  written  confirmation  that the  appointment  of any such successor trustee will not result in the  reduction of the ratings on any Class of the  Certificates  below the lesser of the then current or original ratings on such Certificates.

(c)     The Holders of  Certificates  entitled to at least 51% of the Voting  Rights may at any time remove the
Trustee and appoint a successor  trustee by written  instrument or instruments,  in triplicate,  signed by such
Holders or their  attorneys-in-fact  duly authorized,  one complete set of which instruments shall be delivered to the  Depositor,  one  complete  set to the  Trustee so removed  and one  complete  set to the  successor  so appointed.

(d)     Any  resignation or removal of the Trustee and  appointment of a successor  trustee  pursuant to any of the provisions of this  Section shall  become effective upon acceptance of appointment by the successor trustee as provided in Section 8.08.

Section 8.08.  Successor Trustee.

(a)     Any successor trustee appointed as provided in Section 8.07  shall execute,  acknowledge and deliver to the  Depositor  and to its  predecessor  trustee  an  instrument  accepting  such  appointment  hereunder,  and thereupon the  resignation  or removal of the  predecessor  trustee shall become  effective and such  successor trustee shall become effective and such successor trustee,  without any further act, deed or conveyance,  shall become fully vested with all the rights,  powers,  duties and  obligations of its predecessor  hereunder,  with the like  effect as if  originally  named as trustee  herein.  The  predecessor  trustee  shall  deliver to the successor  trustee all Mortgage  Files and related  documents and statements  held by it hereunder  (other than any Mortgage  Files at the time held by a  Custodian,  which shall  become the agent of any  successor  trustee hereunder),  and the Depositor,  the Master Servicer and the predecessor trustee shall execute and deliver such instruments  and do such other things as may  reasonably be required for more fully and  certainly  vesting and confirming in the successor trustee all such rights, powers, duties and obligations.

(b)     No successor  trustee shall accept  appointment as provided in this  Section unless at the time of such acceptance such successor trustee shall be eligible under the provisions of Section 8.06.

(c)     Upon acceptance of appointment by a successor trustee as provided in this Section,  the Depositor shall mail notice of the succession of such trustee  hereunder to all Holders of  Certificates  at their addresses as shown  in the  Certificate  Register.  If the  Depositor  fails  to  mail  such  notice  within  10 days  after acceptance  of  appointment  by the  successor  trustee,  the  successor  trustee shall cause such notice to be mailed at the expense of the Depositor.

Section 8.09.  Merger or Consolidation of Trustee.

        Any corporation or national  banking  association  into which the Trustee may be merged or converted or with which it may be  consolidated  or any  corporation  or national  banking  association  resulting  from any merger,  conversion or  consolidation  to which the Trustee shall be a party,  or any  corporation  or national banking  association  succeeding  to the  business  of the  Trustee,  shall  be the  successor  of the  Trustee hereunder,  provided such  corporation or national banking  association  shall be eligible under the provisions of  Section 8.06,  without  the  execution  or filing of any paper or any further act on the part of any of the parties  hereto,  anything  herein to the contrary  notwithstanding.  The Trustee shall mail notice of any such merger or consolidation to the Certificateholders at their address as shown in the Certificate Register.

Section 8.10.  Appointment of Co-Trustee or Separate Trustee.

(a)     Notwithstanding  any other  provisions  hereof,  at any time,  for the  purpose  of  meeting  any legal requirements of any  jurisdiction in which any part of the Trust Fund or property  securing the same may at the time be located,  the Master  Servicer and the Trustee  acting  jointly  shall have the power and shall execute and deliver all  instruments  to appoint one or more Persons  approved by the Trustee to act as  co-trustee  or co-trustees,  jointly with the Trustee,  or separate  trustee or separate  trustees,  of all or any part of the
Trust Fund,  and to vest in such  Person or Persons,  in such  capacity,  such title to the Trust Fund,  or any part thereof,  and, subject to the other provisions of this  Section 8.10,  such powers,  duties,  obligations, rights and trusts as the Master  Servicer and the Trustee may consider  necessary or  desirable.  If the Master
Servicer  shall not have joined in such  appointment  within 15 days after the receipt by it of a request so to do, or in case an Event of Default  shall have  occurred and be  continuing,  the Trustee  alone shall have the power to make such  appointment.  No co-trustee  or separate  trustee  hereunder  shall be required to meet the terms of  eligibility  as a  successor  trustee  under  Section 8.06  hereunder,  and no notice to  Holders  of
Certificates of the appointment of  co-trustee(s) or separate  trustee(s) shall be required under  Section 8.08 hereof.

(b)     In the case of any appointment of a co-trustee or separate trustee pursuant to this  Section 8.10,  all rights,  powers,  duties and  obligations  conferred or imposed upon the Trustee  shall be conferred or imposed upon and exercised or performed by the Trustee,  and such separate  trustee or  co-trustee  jointly,  except to the extent  that under any law of any  jurisdiction  in which any  particular  act or acts are to be  performed
(whether  as Trustee  hereunder  or as  successor  to the Master  Servicer  hereunder),  the  Trustee  shall be incompetent  or  unqualified  to perform  such act or acts,  in which  event such  rights,  powers,  duties and obligations  (including  the  holding  of  title  to  the  Trust  Fund  or any  portion  thereof  in  any  such jurisdiction)  shall be exercised and performed by such separate  trustee or co-trustee at the direction of the
Trustee.

(c)     Any notice,  request or other  writing  given to the Trustee shall be deemed to have been given to each of the then separate  trustees and  co-trustees,  as effectively as if given to each of them.  Every instrument appointing  any  separate  trustee or  co-trustee  shall refer to this  Agreement  and the  conditions  of this
Article VIII.  Each separate  trustee and  co-trustee,  upon its acceptance of the trusts  conferred,  shall be vested with the estates or property  specified  in its  instrument  of  appointment,  either  jointly  with the
Trustee  or  separately,  as may be  provided  therein,  subject  to all  the  provisions  of  this  Agreement, specifically  including every provision of this Agreement  relating to the conduct of,  affecting the liability of, or affording protection to, the Trustee.  Every such instrument shall be filed with the Trustee.

(d)     Any  separate  trustee  or  co-trustee  may,  at  any  time,  constitute  the  Trustee,  its  agent  or attorney-in-fact,  with full power and  authority,  to the extent not  prohibited  by law, to do any lawful act under or in respect of this  Agreement  on its behalf and in its name.  If any separate  trustee or  co-trustee shall die, become incapable of acting, resign or be removed, all of its estates,  properties,  rights, remedies and trusts  shall  vest in and be  exercised  by the  Trustee,  to the extent  permitted  by law,  without  the appointment of a new or successor trustee.

Section 8.11.  Appointment of Custodians.

        The Trustee may, with the consent of the Master Servicer and the Depositor,  or shall, at the direction of the Master  Servicer  and the  Depositor,  appoint  one or more  Custodians  who are not  Affiliates  of the
Depositor or the Master  Servicer to hold all or a portion of the Mortgage  Files as agent for the Trustee,  by entering into a Custodial  Agreement.  The Trustee is hereby directed to enter into a Custodial  Agreement with
Wells  Fargo  Bank,  N.A.  Subject  to  Article VIII,  the  Trustee  agrees  to  comply  with the terms of each
Custodial  Agreement and to enforce the terms and provisions  thereof  against the Custodian for the benefit of the  Certificateholders.  Each Custodian  shall be a depository  institution  subject to supervision by federal or state authority,  shall have a combined  capital and surplus of at least  $15,000,000 and shall be qualified to do business in the  jurisdiction  in which it holds any  Mortgage  File.  Each  Custodial  Agreement  may be
amended  only  as  provided  in  Section 11.01.   The  Trustee  shall  notify  the  Certificateholders  of  the appointment  of any  Custodian  (other than the Custodian  appointed as of the Closing  Date)  pursuant to this
Section 8.11.

Section 8.12.  Appointment of Office or Agency.

        The Trustee shall maintain an office or agency in the City of St. Paul,  Minnesota  where  Certificates may be surrendered  for  registration  of transfer or exchange.  The Trustee  initially  designates its offices located at the Corporate  Trust Office for the purpose of keeping the Certificate  Register.  The Trustee shall maintain an office at the address  stated in Section  11.05(c)  hereof where notices and demands to or upon the
Trustee in respect of this Agreement may be served.

Section 8.13.  DTC Letter of Representations.

        The Trustee is hereby  authorized and directed to, and agrees that it shall,  enter into the DTC Letter on behalf of the Trust Fund and in its individual capacity as agent thereunder.

Section 8.14.  Hedge Agreements.

        The  Trustee is hereby  authorized  and  directed  to, and agrees  that it shall,  enter into the Hedge
Agreements on behalf of the Trust Fund.

ARTICLE IX

                                                  TERMINATION

Section 9.01.  Termination Upon Purchase or Liquidation of All Mortgage Loans.

(a)     Subject to Section 9.02,  the respective obligations and responsibilities of the Depositor,  the Master
Servicer  and the Trustee  created  hereby in respect of the  Certificates  (other than the  obligation  of the
Trustee to make certain payments after the Final  Distribution  Date to  Certificateholders  and the obligation of the  Depositor to send  certain  notices as  hereinafter  set forth)  shall  terminate  upon the last action required to be taken by the Trustee on the Final  Distribution  Date pursuant to this Article IX  following the earlier of:

(i)     the later of the final payment or other  liquidation (or any Advance with respect  thereto) of the last
        Mortgage Loan remaining in the Trust Fund or the disposition of all property  acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan, or

(ii)    at the option of the Master Servicer or the Holder of the Class SB  Certificates as provided in Section
        9.01(f),  the purchase of all Mortgage Loans and all property  acquired in respect of any Mortgage Loan remaining in the Trust Fund, at a price equal to 100% of the unpaid principal  balance of each Mortgage
        Loan (or, if less than such unpaid principal  balance,  the fair market value of the related underlying property of such  Mortgage  Loan with respect to Mortgage  Loans as to which title has been acquired if such fair market value is less than such unpaid  principal  balance)  (and if such  purchase is made by the Master  Servicer only, net of any  unreimbursed  Advances  attributable to principal) on the day of repurchase,  plus accrued  interest  thereon at the Net Mortgage Rate (or Modified Net Mortgage Rate in
        the case of any Modified  Mortgage  Loan),  to, but not including,  the first day of the month in which such repurchase price is distributed;

provided,  however,  that in no event shall the trust created hereby continue beyond the expiration of 21 years from the death of the last  survivor  of the  descendants  of Joseph P.  Kennedy,  the late  ambassador  of the
United States to the Court of St. James,  living on the date hereof;  and provided  further,  that the purchase price set forth above shall be  increased as is  necessary,  as  determined  by the Master  Servicer,  to avoid disqualification of any REMIC created hereunder as a REMIC.

        The  purchase  price  paid by the  Master  Servicer  or the  Holder of the  Class SB  Certificates,  as
applicable,  pursuant  to Section  9.01(a)(ii)  shall also  include  any amounts  owed by  Residential  Funding pursuant to the last  paragraph of Section 4 of the Assignment  Agreement in respect of any liability,  penalty or expense that  resulted  from a breach of the  representation  and  warranty  set forth in clause  (xlvii) of
Section 4 of the Assignment Agreement that remain unpaid on the date of such purchase.

        The right of the  Master  Servicer  or the  Holder of the  Class SB  Certificates,  as  applicable,  to purchase  all of the  Mortgage  Loans  pursuant  to  clause  (ii)  above is  conditioned  upon the date of such purchase  occurring  on or after the  Optional  Termination  Date.  If such  right is  exercised  by the Master
Servicer,  the Master Servicer shall be deemed to have been reimbursed for the full amount of any  unreimbursed
Advances  theretofore  made by it with respect to the Mortgage Loans being purchased.  In addition,  the Master
Servicer  shall  provide to the Trustee the  certification  required by Section  3.15,  and the Trustee and any
Custodian  shall,  promptly  following  payment of the purchase  price,  release to the Master  Servicer or the
Holder of the Class SB Certificates,  as applicable,  the Mortgage Files pertaining to the Mortgage Loans being purchased.

        In addition to the foregoing,  on any Distribution Date on or after the Optional  Termination Date, the
Master  Servicer or the Holder of the  Class SB  Certificates  as provided in Section  9.01(f),  shall have the right, at its option, to purchase the Class A  Certificates,  Class M  Certificates,  Class B  Certificates and
Class SB  Certificates in whole,  but not in part, at a price equal to the sum of the  outstanding  Certificate
Principal Balance of such Certificates plus the sum of one month's Accrued  Certificate  Interest thereon,  any previously unpaid Accrued  Certificate  Interest,  and any unpaid  Prepayment  Interest  Shortfalls  previously allocated  thereto  and,  in the case of  Prepayment  Interest  Shortfalls,  accrued  interest  thereon  at the applicable  Pass-Through  Rate,  plus,  with respect to any optional  termination by the Holder of the Class SB
Certificates,  an amount equal to all accrued and unpaid Servicing Fees and  reimbursement for all unreimbursed
Advances and  Servicing  Advances,  in each case through the date of such optional  termination.  If the Master
Servicer or the Holder of the  Class SB  Certificates,  as  applicable,  exercises  this right to purchase  the outstanding Class A Certificates,  Class M Certificates,  Class B Certificates and Class SB  Certificates,  the
Master  Servicer or the Holder of the  Class SB  Certificates,  as  applicable,  will  promptly  terminate  the respective  obligations and responsibilities  created hereby in respect of these Certificates  pursuant to this
Article IX.

(b)     The Master Servicer or the Holder of the Class SB Certificates,  as applicable,  shall give the Trustee
(and the Master  Servicer if the Holder of the Class SB  Certificates  is exercising  its option) not less than
60 days' prior notice of the  Distribution  Date on which (1) the Master Servicer or the Holder of the Class SB
Certificates,  as applicable,  anticipates that the final distribution will be made to  Certificateholders as a result of the exercise by the Master  Servicer or the Holder of the Class SB  Certificates,  as applicable,  of its right to purchase  the  Mortgage  Loans or on which (2) the Master  Servicer or the Holder of the  Class SB
Certificates,  as applicable,  anticipates that the Certificates  will be purchased as a result of the exercise by the Master Servicer or the Holder of the Class SB Certificates,  as applicable,  to purchase the outstanding
Certificates.  Notice of any termination,  specifying the anticipated  Final  Distribution Date (which shall be a date that would  otherwise be a  Distribution  Date) upon which the  Certificateholders  may surrender  their
Certificates  to the Trustee (if so required  by the terms  hereof) for payment of the final  distribution  and cancellation or notice of any purchase of the outstanding  Certificates,  specifying the Distribution Date upon which the Holders may surrender their  Certificates to the Trustee for payment,  shall be given promptly by the
Master  Servicer (if it is exercising the right to purchase the Mortgage  Loans or to purchase the  outstanding
Certificates),  or by the Trustee (in any other case) by letter to the  Certificateholders  (with a copy to the
Certificate  Registrar)  mailed not earlier than the 15th day and not later than the 25th day of the month next preceding the month of such final distribution specifying:

(i)     the anticipated Final  Distribution Date upon which final payment of the Certificates is anticipated to be made upon  presentation  and  surrender  of  Certificates  at the  office or agency of the  Trustee  therein designated  where required  pursuant to this  Agreement or, in the case of the purchase by the Master  Servicer or the Holder of the Class SB Certificates,  as applicable, of the outstanding  Certificates,  the Distribution
Date on which such purchase is made,

(ii)    the amount of any such final payment or, in the case of the purchase of the  outstanding  Certificates, the purchase price, in either case, if known, and

(iii)   that the Record  Date  otherwise  applicable  to such  Distribution  Date is not  applicable,  and that payment will be made only upon  presentation  and surrender of the  Certificates at the office or agency of the
Trustee therein specified.

        If the Master  Servicer or the Trustee is  obligated to give notice to  Certificateholders  as required above,  it  shall  give  such  notice  to the  Certificate  Registrar  at the  time  such  notice  is  given to
Certificateholders.  In the event of a purchase of the Mortgage  Loans by the Master  Servicer or the Holder of
the Class SB Certificates,  as applicable,  the Master Servicer or the Holder of the Class SB Certificates,  as
applicable,  shall  deposit in the  Certificate  Account  before  the Final  Distribution  Date in  immediately available  funds an  amount  equal to the  purchase  price  computed  as  provided  above.  As a result  of the exercise by the Master  Servicer or the Holder of the Class SB  Certificates,  as  applicable,  of its right to purchase the  outstanding  Certificates,  the Master  Servicer or the Holder of the Class SB  Certificates,  as
applicable,  shall deposit in the Certificate  Account before the  Distribution  Date on which such purchase is to occur, in immediately  available funds, an amount equal to the purchase price for the Certificates  computed as provided  above,  and provide  notice of such deposit to the Trustee.  The Trustee shall  withdraw from such account the amount  specified in subsection (c) below and distribute such amount to the  Certificateholders  as specified  in  subsection  (c)  below.  The Master  Servicer  or the Holder of the  Class SB  Certificates,  as
applicable,  shall  provide  to the  Trustee  written  notification  of any  change  to the  anticipated  Final
Distribution  Date as soon as  practicable.  If the  Trust  Fund is not  terminated  on the  anticipated  Final
Distribution  Date,  for any  reason,  the  Trustee  shall  promptly  mail  notice  thereof  to  each  affected
Certificateholder.

(c)     Upon  presentation  and  surrender  of  the  Class A  Certificates,   Class M   Certificates,   Class B
Certificates  and Class SB  Certificates by the  Certificateholders  thereof,  the Trustee shall  distribute to such  Certificateholders  (i) the  amount  otherwise  distributable  on  such  Distribution  Date,  if  not  in connection with the Master  Servicer's or the Holder's of the Class SB  Certificates,  as applicable,  election to repurchase  the Mortgage  Loans or the  outstanding  Class A  Certificates,  Class M  Certificates,  Class B
Certificates  and  Class SB  Certificates,  or  (ii) if  the  Master  Servicer  or the  Holder of the  Class SB
Certificates,  as  applicable,  elected  to so  repurchase  the  Mortgage  Loans  or  the  outstanding  Class A
Certificates,  Class M  Certificates,  Class B Certificates and Class SB  Certificates,  an amount equal to the price paid pursuant to  Section 9.01(a)  as follows:  first,  with respect to any optional  termination  by the
Holder of the Class SB  Certificates,  payment of any accrued and unpaid Servicing Fees and  reimbursement  for all unreimbursed  Advances and Servicing Advances,  in each case through the date of such optional termination, to the Master  Servicer,  second,  with  respect to the  Class A  Certificates,  pari  passu,  the  outstanding
Certificate  Principal  Balance  thereof,  plus Accrued  Certificate  Interest thereon for the related Interest
Accrual Period and any previously  unpaid Accrued  Certificate  Interest,  third, with respect to the Class M-1
Certificates,  the  outstanding  Certificate  Principal  Balance  thereof,  plus Accrued  Certificate  Interest thereon for the related  Interest  Accrual  Period and any  previously  unpaid  Accrued  Certificate  Interest, fourth,  with respect to the Class M-2  Certificates,  the outstanding  Certificate  Principal Balance thereof, plus Accrued  Certificate  Interest thereon for the related  Interest Accrual Period and any previously  unpaid
Accrued Certificate Interest,  fifth, with respect to the Class M-3  Certificates,  the outstanding Certificate
Principal Balance thereof,  plus Accrued  Certificate  Interest thereon for the related Interest Accrual Period and any previously unpaid Accrued  Certificate  Interest,  sixth,  with respect to the Class M-4  Certificates, the outstanding  Certificate  Principal  Balance  thereof,  plus Accrued  Certificate  Interest thereon for the related Interest Accrual Period and any previously unpaid Accrued Certificate  Interest,  seventh, with respect
to  the  Class M-5   Certificates,   the  outstanding  Certificate  Principal  Balance  thereof,  plus  Accrued
Certificate  Interest  thereon  for the related  Interest  Accrual  Period and any  previously  unpaid  Accrued
Certificate  Interest,  eighth,  with  respect  to the  Class M-6  Certificates,  the  outstanding  Certificate
Principal Balance thereof,  plus Accrued  Certificate  Interest thereon for the related Interest Accrual Period and any previously unpaid Accrued  Certificate  Interest,  ninth,  with respect to the Class M-7  Certificates, the outstanding  Certificate  Principal  Balance  thereof,  plus Accrued  Certificate  Interest thereon for the related Interest Accrual Period and any previously  unpaid Accrued  Certificate  Interest,  tenth, with respect
to  the  Class M-8   Certificates,   the  outstanding  Certificate  Principal  Balance  thereof,  plus  Accrued
Certificate  Interest  thereon  for the related  Interest  Accrual  Period and any  previously  unpaid  Accrued
Certificate  Interest,  eleventh,  with respect to the  Class M-9  Certificates,  the  outstanding  Certificate
Principal Balance thereof,  plus Accrued  Certificate  Interest thereon for the related Interest Accrual Period and any previously unpaid Accrued Certificate Interest,  twelfth, with respect to the Class M-10  Certificates, the outstanding  Certificate  Principal  Balance  thereof,  plus Accrued  Certificate  Interest thereon for the related  Interest  Accrual Period and any previously  unpaid Accrued  Certificate  Interest,  thirteenth,  with respect to the Class M-11  Certificates,  the outstanding  Certificate  Principal Balance thereof, plus Accrued
Certificate  Interest  thereon  for the related  Interest  Accrual  Period and any  previously  unpaid  Accrued
Certificate  Interest  fourteenth,  with  respect to the  Class B  Certificates,  the  outstanding  Certificate
Principal Balance thereof,  plus Accrued  Certificate  Interest thereon for the related Interest Accrual Period and any  previously  unpaid Accrued  Certificate  Interest,  fifteenth,  to the Class A  Certificates,  Class M
Certificates and Class B  Certificates,  the amount of any Prepayment Interest Shortfalls allocated thereto for such  Distribution Date or remaining unpaid from prior  Distribution  Dates and accrued interest thereon at the applicable  Pass-Through Rate, on a pro rata basis based on Prepayment  Interest  Shortfalls  allocated thereto for such Distribution Date or remaining unpaid from prior  Distribution  Dates, and sixteenth,  to the Class SB
Certificates.

(d)     In the event that any  Certificateholders  shall not surrender their Certificates for final payment and cancellation  on or before the Final  Distribution  Date,  the Master  Servicer (if it  exercised  its right to purchase the  Mortgage  Loans) or the Trustee (in any other case),  shall give a second  written  notice to the
remaining   Certificateholders  to  surrender  their  Certificates  for  cancellation  and  receive  the  final distribution  with respect  thereto.  If within six months after the second  notice any  Certificate  shall not have been  surrendered for  cancellation,  the Trustee shall take  appropriate  steps as directed by the Master
Servicer to contact the remaining  Certificateholders  concerning  surrender of their  Certificates.  The costs and expenses of maintaining the Certificate Account and of contacting  Certificateholders  shall be paid out of the assets  which  remain in the  Certificate  Account.  If within  nine  months  after the  second  notice any
Certificates  shall not have been  surrendered for  cancellation,  the Trustee shall pay to the Master Servicer all amounts  distributable  to the holders thereof and the Master  Servicer shall  thereafter hold such amounts until  distributed  to such Holders.  No interest  shall accrue or be payable to any  Certificateholder  on any amount  held in the  Certificate  Account or by the  Master  Servicer  as a result of such  Certificateholder's failure to surrender  its  Certificate(s)  for final payment  thereof in accordance  with this Section 9.01 and the Certificateholders shall look only to the Master Servicer for such payment.

(e)     If any  Certificateholders  do not surrender their  Certificates on or before the Distribution  Date on which a  purchase  of the  outstanding  Certificates  is to be made,  the Master  Servicer  shall give a second written notice to such  Certificateholders  to surrender their  Certificates  for payment of the purchase price therefor.  If within six months after the second notice any  Certificate  shall not have been  surrendered  for cancellation,  the Trustee  shall take  appropriate  steps as  directed  by the Master  Servicer to contact the
Holders  of  such  Certificates  concerning  surrender  of  their  Certificates.  The  costs  and  expenses  of maintaining  the  Certificate  Account  and of  contacting  Certificateholders  shall be paid out of the assets which  remain in the  Certificate  Account.  If within nine  months  after the second  notice any  Certificates shall not have been  surrendered for cancellation in accordance with this  Section 9.01,  the Trustee shall pay to the Master Servicer all amounts  distributable  to the Holders thereof and shall have no further  obligation or liability  therefor and the Master  Servicer shall  thereafter  hold such amounts until  distributed to such
Holders.  No  interest  shall  accrue  or be  payable  to any  Certificateholder  on  any  amount  held  in the
Certificate  Account or by the Master  Servicer as a result of such  Certificateholder's  failure to  surrender its Certificate(s)  for payment in accordance with this  Section 9.01.  Any Certificate that is not surrendered on the Distribution  Date on which a purchase  pursuant to this  Section 9.01  occurs as provided above will be deemed to have been  purchased and the Holder as of such date will have no rights with respect  thereto  except to receive the purchase price therefor minus any costs and expenses  associated with such  Certificate  Account and  notices  allocated  thereto.  Any  Certificates  so  purchased  or deemed to have been  purchased  on such
Distribution  Date shall  remain  outstanding  hereunder.  The Master  Servicer  shall be for all  purposes the
Holder thereof as of such date.

(f)     With respect to the first possible  Optional  Termination Date, the Master Servicer shall have the sole option to  exercise  the  purchase  options  described  in  Section  9.01(a)  and the  Holder  of the  Class SB
Certificates  shall have no claim thereto.  If, however,  the Master Servicer elects not to exercise one of its options to purchase pursuant to Section 9.01(a) with respect to the first possible  Optional  Termination Date, the Holder of the Class SB  Certificates  shall have the sole option to exercise the purchase options described in Section  9.01(a) on the second  possible  Optional  Termination  Date and the Master  Servicer shall have no claim  thereto.  If the Holder of the  Class SB  Certificates  elects  not to  exercise  one of its  options to purchase  pursuant to Section 9.01(a) with respect to the second possible  Optional  Termination Date, it shall lose such right and have no claim to exercise any purchase  options  pursuant to this Section 9.01  thereafter.
Beginning with the third possible  Optional  Termination  Date and thereafter,  the Master Servicer shall again have the sole option to exercise the purchase options described in Section 9.01(a).

Section 9.02.  Additional Termination Requirements.

(a)     Each of  REMIC I  and  REMIC II  , as the  case may be,  shall be  terminated  in  accordance  with the following  additional  requirements,  unless the Trustee and the Master  Servicer  have  received an Opinion of
Counsel  (which  Opinion of Counsel  shall not be an expense of the  Trustee) to the effect that the failure of any  REMIC created  hereunder to comply with the requirements of this  Section 9.02  will not (i) result in the imposition on the Trust Fund of taxes on "prohibited  transactions,"  as described in Section 860F of the Code, or (ii) cause any  REMIC created  hereunder to fail to qualify as a REMIC at any time that any  Certificate  is outstanding:

(i)     The Master Servicer shall establish a 90-day liquidation  period for each of REMIC I and REMIC II,  and specify  the first day of such  period in a statement  attached  to the Trust  Fund's  final Tax Return pursuant  to  Treasury  regulationsss.1.860F-1.  The  Master  Servicer  also shall  satisfy  all of the requirements  of a qualified  liquidation for each of REMIC I and REMIC II,  under  Section 860F of the
        Code and the regulations thereunder;

(ii)    The Master  Servicer shall notify the Trustee at the  commencement  of such 90-day  liquidation  period and, at or prior to the time of making of the final  payment on the  Certificates,  the  Trustee  shall sell or  otherwise  dispose of all of the  remaining  assets of the Trust Fund in  accordance  with the terms hereof; and

(iii)   If the Master  Servicer is  exercising  its right to purchase the assets of the Trust Fund,  the Master
        Servicer shall,  during the 90-day  liquidation  period and at or prior to the Final Distribution Date, purchase all of the assets of the Trust Fund for cash;

(b)     Each Holder of a  Certificate  and the Trustee  hereby  irrevocably  approves  and  appoints the Master
Servicer as its  attorney-in-fact  to adopt a plan of complete  liquidation for each of REMIC I and REMIC II at the expense of the Trust Fund in accordance with the terms and conditions of this Agreement.

ARTICLE X

                                               REMIC PROVISIONS

Section 10.01. REMIC Administration.

(a)     The REMIC  Administrator  shall make an election to treat each of REMIC I and REMIC II as a REMIC under the Code and, if  necessary,  under  applicable  state law.  Such  election  will be made on Form 1066 or other appropriate  federal tax or information  return  (including Form 8811) or any appropriate  state return for the taxable  year ending on the last day of the calendar  year in which the  Certificates  are issued.  The REMIC I
Regular  Interests  shall be designated as the "regular  interests"  and the  Class R-I  Certificates  shall be designated  as the sole Class of "residual  interests"  in REMIC I.  The REMIC II  Regular  Interests  shall be designated as the "regular  interests"  and the Class R-II  Certificates  shall be designated as the sole Class of "residual  interests"  in REMIC II.  The REMIC  Administrator  and the Trustee shall not permit the creation of any  "interests"  (within  the  meaning of  Section 860G  of the Code) in REMIC I or REMIC II other than the
REMIC I Regular Interests, the REMIC II Regular Interests and the Certificates.

(b)     The Closing Date is hereby  designated as the "startup day" of each of REMIC I and REMIC II  within the meaning of Section 860G(a)(9) of the Code (the "Startup Date").

(c)     The REMIC  Administrator shall hold a Class R Certificate in each REMIC representing a 0.01% Percentage
Interest of the Class R  Certificates  in each REMIC and shall be designated  as the "tax matters  person" with respect to each of REMIC I and REMIC II in the manner provided under Treasury  regulations  Section 1.860F-4(d)
and Treasury regulations  Section 301.6231(a)(7)-1.  The REMIC Administrator,  as tax matters person, shall (i)
act on behalf of each of REMIC I  and  REMIC II  in relation  to any tax matter or  controversy  involving  the
Trust Fund and (ii)  represent  the Trust Fund in any  administrative  or  judicial  proceeding  relating to an examination  or  audit  by any  governmental  taxing  authority  with  respect  thereto.  The  legal  expenses, including  without  limitation  attorneys'  or  accountants'  fees,  and costs of any such  proceeding  and any liability  resulting  therefrom  shall be  expenses  of the  Trust  Fund and the REMIC  Administrator  shall be entitled  to  reimbursement  therefor  out of  amounts  attributable  to the  Mortgage  Loans on deposit in the
Custodial  Account as provided by  Section 3.10  unless such legal expenses and costs are incurred by reason of the REMIC  Administrator's  willful misfeasance,  bad faith or gross negligence.  If the REMIC Administrator is no longer the Master  Servicer  hereunder,  at its option the REMIC  Administrator  may  continue its duties as
REMIC  Administrator  and shall be paid reasonable  compensation not to exceed $3,000 per year by any successor
Master Servicer hereunder for so acting as the REMIC Administrator.

(d)     The  REMIC  Administrator  shall  prepare  or  cause  to be  prepared  all of the Tax  Returns  that it determines are required with respect to the REMICs  created  hereunder and deliver such Tax Returns in a timely manner to the Trustee and the Trustee  shall sign and file such Tax Returns in a timely  manner.  The  expenses of  preparing  such  returns  shall be borne by the REMIC  Administrator  without  any  right of  reimbursement therefor.  The REMIC  Administrator  agrees to indemnify  and hold harmless the Trustee with respect to any tax or liability  arising from the Trustee's  signing of Tax Returns that contain errors or omissions.  The Trustee and  Master  Servicer  shall  promptly  provide  the REMIC  Administrator  with such  information  as the REMIC
Administrator  may from time to time  request for the purpose of enabling  the REMIC  Administrator  to prepare
Tax Returns.

(e)     The REMIC  Administrator  shall provide (i) to any Transferor of a Class R Certificate such information as is  necessary  for the  application  of any tax  relating to the  transfer of a Class R  Certificate  to any
Person  who is  not a  Permitted  Transferee,  (ii)  to the  Trustee  and  the  Trustee  shall  forward  to the
Certificateholders  such information or reports as are required by the Code or the REMIC  Provisions  including reports  relating to interest,  original  issue  discount,  if any, and market  discount or premium  (using the
Prepayment  Assumption)  and (iii) to the  Internal  Revenue  Service the name,  title,  address and  telephone number of the person who will serve as the representative of each REMIC created hereunder.

(f)     The Master  Servicer  and the REMIC  Administrator  shall take such  actions and shall cause each REMIC created  hereunder  to  take  such  actions  as are  reasonably  within  the  Master  Servicer's  or the  REMIC
Administrator's  control and the scope of its duties more  specifically  set forth herein as shall be necessary or  desirable  to maintain  the status  thereof as a REMIC under the REMIC  Provisions  (and the Trustee  shall assist the Master  Servicer  and the REMIC  Administrator,  to the extent  reasonably  requested  by the Master
Servicer and the REMIC  Administrator  to do so). In  performing  their duties as more  specifically  set forth herein, the Master Servicer and the REMIC  Administrator  shall not knowingly or intentionally take any action, cause the Trust Fund to take any  action or fail to take (or fail to cause to be taken)  any action  reasonably within their respective  control and the scope of duties more  specifically  set forth herein,  that, under the
REMIC  Provisions,  if  taken  or not  taken,  as the  case  may  be,  could  (i) endanger  the  status  of any
REMIC created  hereunder as a REMIC or (ii) result in the imposition of a tax upon any REMIC created  hereunder
(including but not limited to the tax on prohibited  transactions as defined in  Section 860F(a)(2) of the Code
(except as provided in Section 2.04)  and the tax on contributions to a REMIC set forth in  Section 860G(d)  of the Code)  (either such event,  in the absence of an Opinion of Counsel or the  indemnification  referred to in this  sentence,  an  "Adverse  REMIC  Event")  unless  the  Master  Servicer  or the  REMIC  Administrator,  as
applicable,  has  received an Opinion of Counsel  (at the expense of the party  seeking to take such action or, if such party fails to pay such expense,  and the Master  Servicer or the REMIC  Administrator,  as applicable, determines  that taking such action is in the best  interest of the Trust Fund and the  Certificateholders,  at the expense of the Trust Fund, but in no event at the expense of the Master Servicer,  the REMIC  Administrator or the  Trustee) to the effect that the  contemplated  action will not,  with respect to the Trust Fund created hereunder,  endanger  such  status or,  unless the  Master  Servicer  or the REMIC  Administrator  or both,  as applicable,  determine in its or their sole  discretion to indemnify  the Trust Fund against the  imposition of such a tax,  result in the imposition of such a tax.  Wherever in this Agreement a contemplated  action may not be taken  because the timing of such action might result in the  imposition  of a tax on the Trust Fund, or may only be taken  pursuant  to an Opinion of Counsel  that such  action  would not impose a tax on the Trust Fund, such action may nonetheless be taken provided that the indemnity  given in the preceding  sentence with respect to any taxes that might be  imposed  on the Trust Fund has been given and that all other  preconditions  to the taking of such action have been  satisfied.  The Trustee shall not take or fail to take any action  (whether or not  authorized  hereunder) as to which the Master  Servicer or the REMIC  Administrator,  as  applicable,  has advised it in writing  that it has  received  an Opinion of Counsel to the effect  that an Adverse  REMIC Event could  occur with  respect to such action or  inaction,  as the case may be. In  addition,  prior to taking any action  with  respect to the Trust Fund or its assets,  or causing the Trust Fund to take any action,  which is not expressly  permitted under the terms of this Agreement,  the Trustee shall consult with the Master Servicer or the REMIC Administrator,  as applicable,  or its designee,  in writing,  with respect to whether such action could cause an Adverse  REMIC Event to occur with respect to the Trust Fund and the Trustee  shall not take any such  action or cause the Trust  Fund to take any such  action  as to which the  Master  Servicer  or the REMIC
Administrator,  as  applicable,  has advised it in writing that an Adverse REMIC Event could occur.  The Master
Servicer or the REMIC Administrator,  as applicable,  may consult with counsel to make such written advice, and the cost of same  shall be borne by the party  seeking  to take the  action  not  expressly  permitted  by this
Agreement,  but in no event at the expense of the Master Servicer or the REMIC  Administrator.  At all times as may be required  by the Code,  the Master  Servicer  or the REMIC  Administrator,  as  applicable,  will to the extent  within  its  control  and the  scope  of its  duties  more  specifically  set  forth  herein,  maintain substantially all of the assets of the REMIC as "qualified  mortgages" as defined in  Section 860G(a)(3) of the
Code and "permitted investments" as defined in Section 860G(a)(5) of the Code.

(g)     In the event that any tax is imposed on  "prohibited  transactions"  of any REMIC created  hereunder as defined in Section  860F(a)(2) of the Code, on "net income from  foreclosure  property" of any REMIC as defined in Section 860G(c) of the Code, on any  contributions to any REMIC after the Startup Date therefor  pursuant to
Section  860G(d) of the Code,  or any other tax imposed by the Code or any  applicable  provisions  of state or local tax laws,  such tax shall be  charged  (i) to the Master  Servicer,  if such tax arises out of or results from a breach by the  Master  Servicer  in its role as Master  Servicer  or REMIC  Administrator  of any of its
obligations  under this  Agreement or the Master  Servicer has in its sole  discretion  determined to indemnify the Trust Fund  against such tax,  (ii) to the  Trustee,  if such tax arises out of or results from a breach by the Trustee of any of its obligations  under this Article X, or  (iii) otherwise  against amounts on deposit in
the  Custodial  Account  as  provided  by  Section  3.10  and  on  the  Distribution   Date(s)  following  such
reimbursement the aggregate of such taxes shall be allocated in reduction of the Accrued  Certificate  Interest on each  Class  entitled  thereto  in the same  manner  as if such  taxes  constituted  a  Prepayment  Interest
Shortfall.

(h)     The Trustee and the Master Servicer shall, for federal income tax purposes,  maintain books and records with respect to each REMIC on a calendar  year and on an accrual  basis or as otherwise  may be required by the
REMIC Provisions.

(i)     Following the Startup Date,  neither the Master Servicer nor the Trustee shall accept any contributions of assets to any REMIC unless  (subject to  Section 10.01(f))  the Master  Servicer and the Trustee  shall have received an Opinion of Counsel (at the expense of the party  seeking to make such  contribution)  to the effect that the  inclusion of such assets in any REMIC will not cause any  REMIC created  hereunder to fail to qualify as a REMIC at any time that any  Certificates  are  outstanding  or subject any such REMIC to any tax under the
REMIC Provisions or other applicable provisions of federal, state and local law or ordinances.

(j)     Neither  the Master  Servicer  nor the  Trustee  shall  (subject  to  Section 10.01(f))  enter into any arrangement  by which any  REMIC created  hereunder will receive a fee or other  compensation  for services nor permit any  REMIC created  hereunder  to receive any income from assets  other than  "qualified  mortgages"  as defined in  Section 860G(a)(3)  of the Code or "permitted  investments" as defined in Section 860G(a)(5) of the
Code.

(k)     Solely for purposes of  Section 1.860G-1(a)(4)(iii)  of the Treasury Regulations,  the "latest possible maturity date" by which the principal  balance of each regular  interest in each REMIC would be reduced to zero is July 25,  2035,  which is the  Distribution  Date in the month  following the last scheduled  payment on any
Mortgage Loan.

(l)     Within  30 days  after the  Closing  Date,  the REMIC  Administrator  shall  prepare  and file with the
Internal Revenue Service Form 8811,  "Information  Return for Real Estate Mortgage  Investment Conduits (REMIC)
and Issuers of Collateralized Debt Obligations" for the Trust Fund.

(m)     Neither  the Trustee  nor the Master  Servicer  shall  sell,  dispose of or  substitute  for any of the
Mortgage  Loans (except in  connection  with (i) the default,  imminent  default or  foreclosure  of a Mortgage
Loan,  including but not limited to, the acquisition or sale of a Mortgaged  Property  acquired by deed in lieu of  foreclosure,  (ii) the  bankruptcy  of the Trust  Fund,  (iii) the  termination  of any REMIC  pursuant  to
Article IX  of this  Agreement  or (iv) a purchase of Mortgage  Loans  pursuant  to  Article II  or III of this
Agreement) or acquire any assets for any REMIC or sell or dispose of any  investments in the Custodial  Account or the  Certificate  Account for gain, or accept any  contributions  to any REMIC after the Closing Date unless it has received an Opinion of Counsel that such sale,  disposition,  substitution  or acquisition  will not (a)
affect  adversely the status of any  REMIC created  hereunder as a REMIC or (b) unless the Master  Servicer has determined in its sole  discretion to indemnify the Trust Fund against such tax,  cause any REMIC to be subject to a tax on "prohibited transactions" or "contributions" pursuant to the REMIC Provisions.

Section 10.02. Master Servicer, REMIC Administrator and Trustee Indemnification.

(a)     The Trustee agrees to indemnify the Trust Fund, the Depositor,  the REMIC  Administrator and the Master
Servicer for any taxes and costs including,  without  limitation,  any reasonable  attorneys fees imposed on or incurred by the Trust Fund,  the  Depositor or the Master  Servicer,  as a result of a breach of the  Trustee's covenants set forth in  Article VIII  or this  Article X.  In the event that  Residential  Funding is no longer the Master  Servicer,  the Trustee  shall  indemnify  Residential  Funding  for any taxes and costs  including, without  limitation,  any reasonable  attorneys fees imposed on or incurred by Residential  Funding as a result of a breach of the Trustee's covenants set forth in Article VIII or this Article X.

(b)     The REMIC Administrator agrees to indemnify the Trust Fund, the Depositor,  the Master Servicer and the
Trustee for any taxes and costs (including,  without limitation,  any reasonable attorneys' fees) imposed on or incurred by the Trust Fund, the Depositor,  the Master Servicer or the Trustee,  as a result of a breach of the
REMIC  Administrator's  covenants  set  forth in this  Article X  with  respect  to  compliance  with the REMIC
Provisions,  including without  limitation,  any penalties arising from the Trustee's  execution of Tax Returns prepared by the REMIC Administrator that contain errors or omissions;  provided,  however,  that such liability will not be imposed to the extent such breach is a result of an error or  omission in  information  provided to the REMIC Administrator by the Master Servicer in which case Section 10.02(c) will apply.

(c)     The Master Servicer agrees to indemnify the Trust Fund, the Depositor,  the REMIC Administrator and the
Trustee for any taxes and costs (including,  without limitation,  any reasonable attorneys' fees) imposed on or incurred by the Trust Fund, the Depositor,  the REMIC  Administrator or the Trustee, as a result of a breach of the Master  Servicer's  covenants set forth in this Article X or in Article III with respect to compliance with the REMIC Provisions,  including without limitation,  any penalties arising from the Trustee's execution of Tax
Returns prepared by the Master Servicer that contain errors or omissions.

ARTICLE XI

                                           MISCELLANEOUS PROVISIONS

Section 11.01. Amendment.

(a)     This  Agreement  or any  Custodial  Agreement  may be amended from time to time by the  Depositor,  the
Master Servicer and the Trustee, without the consent of any of the Certificateholders:

(i)     to cure any ambiguity,

(ii)    to correct or supplement any provisions  herein or therein,  which may be  inconsistent  with any other provisions herein or therein or to correct any error,

(iii)   to modify,  eliminate or add to any of its provisions to such extent as shall be necessary or desirable to  maintain  the  qualification  of any  REMIC created  hereunder  as a REMIC  at all  times  that any
        Certificate  is  outstanding or to avoid or minimize the risk of the imposition of any tax on the Trust
        Fund pursuant to the Code that would be a claim  against the Trust Fund,  provided that the Trustee has received  an Opinion of  Counsel to the effect  that  (A) such  action is  necessary  or  desirable  to maintain such  qualification or to avoid or minimize the risk of the imposition of any such tax and (B)
        such action will not adversely affect in any material respect the interests of any Certificateholder,

(iv)    to change the timing and/or nature of deposits into the Custodial  Account or the  Certificate  Account or to change the name in which the Custodial  Account is maintained,  provided that (A) the Certificate
        Account  Deposit Date shall in no event be later than the related  Distribution  Date,  (B) such change shall not,  as  evidenced  by an Opinion of  Counsel,  adversely  affect in any  material  respect  the interests  of any  Certificateholder  and (C) such change shall not result in a reduction of the rating assigned  to any  Class of  Certificates  below  the lower of the  then-current  rating  or the  rating assigned to such  Certificates as of the Closing Date, as evidenced by a letter from each Rating Agency to such effect,

(v)     to  modify,  eliminate  or add to the  provisions  of  Section 5.02(f)  or any other  provision  hereof restricting  transfer of the Class R  Certificates by virtue of their being the "residual interests" in the Trust Fund  provided  that (A) such change shall not result in reduction of the rating  assigned to any such Class of  Certificates  below the lower of the  then-current  rating or the rating assigned to such  Certificates  as of the Closing  Date,  as evidenced by a letter from each Rating  Agency to such effect,  and (B) such change  shall not  (subject to  Section 10.01(f)),  as evidenced by an Opinion of
        Counsel (at the expense of the party  seeking so to modify,  eliminate or add such  provisions),  cause the Trust Fund or any of the Certificateholders  (other than the transferor) to be subject to a federal tax caused by a transfer to a Person that is not a Permitted Transferee, or

(vi)    to make any other provisions with respect to matters or questions  arising under this Agreement or such
        Custodial  Agreement which shall not be materially  inconsistent with the provisions of this Agreement, provided  that such action shall not, as evidenced  by an Opinion of Counsel,  adversely  affect in any material  respect  the  interests  of  any  Certificateholder  and is  authorized  or  permitted  under
        Section 11.01.

(b)     This Agreement or any Custodial  Agreement may also be amended from time to time by the Depositor,  the
Master Servicer,  the Trustee and the Holders of Certificates  evidencing in the aggregate not less than 66% of the Percentage  Interests of each Class of Certificates with a Certificate  Principal Balance greater than zero affected  thereby for the purpose of adding any provisions to or changing in any manner or  eliminating  any of the provisions of this  Agreement or such  Custodial  Agreement or of modifying in any manner the rights of the
Holders of Certificates of such Class; provided, however, that no such amendment shall:

(i)     reduce in any  manner  the  amount  of, or delay the  timing  of,  payments  which are  required  to be distributed on any Certificate without the consent of the Holder of such Certificate,

(ii)    adversely  affect in any material respect the interest of the Holders of Certificates of any Class in a manner  other than as  described in clause (i) hereof  without the consent of Holders of  Certificates  of such
Class evidencing, as to such Class, Percentage Interests aggregating not less than 66%, or

(iii)   reduce the  aforesaid  percentage  of  Certificates  of any Class the Holders of which are  required to consent to any such  amendment,  in any such case  without the consent of the  Holders of all  Certificates  of such Class then outstanding.

(c)     Notwithstanding  any  contrary  provision  of this  Agreement,  the  Trustee  shall not  consent to any amendment to this  Agreement  unless it shall have first  received an Opinion of Counsel (at the expense of the party  seeking such  amendment)  to the effect that such  amendment or the exercise of any power granted to the
Master  Servicer,  the  Depositor  or the  Trustee in  accordance  with such  amendment  will not result in the imposition  of a federal  tax on the Trust Fund or cause any  REMIC created  hereunder  to fail to qualify as a
REMIC  at any  time  that  any  Certificate  is  outstanding;  provided,  that if the  indemnity  described  in
Section 10.01(f)  with respect to any taxes that might be imposed on the Trust Fund has been given, the Trustee shall not  require  the  delivery  to it of the  Opinion of Counsel  described  in this  Section 11.01(c).  The
Trustee may but shall not be obligated to enter into any amendment  pursuant to this  Section that  affects its rights,  duties and immunities and this Agreement or otherwise;  provided,  however,  such consent shall not be unreasonably withheld.

(d)     Promptly after the execution of any such amendment the Trustee shall furnish  written  notification  of the  substance  of such  amendment  to each  Certificateholder.  It shall not be  necessary  for the consent of
Certificateholders  under this Section 11.01 to approve the particular form of any proposed  amendment,  but it shall be  sufficient  if such  consent  shall  approve the  substance  thereof.  The manner of  obtaining  such consents and of evidencing the  authorization of the execution thereof by  Certificateholders  shall be subject to such reasonable regulations as the Trustee may prescribe.

(e)     The Depositor shall have the option,  in its sole discretion,  to obtain and deliver to the Trustee any corporate  guaranty,  payment  obligation,  irrevocable  letter of credit,  surety  bond,  insurance  policy or similar  instrument or a reserve fund, or any  combination of the foregoing,  for the purpose of protecting the
Holders  of the  Class R  Certificates  against  any or all  Realized  Losses  or  other  shortfalls.  Any such instrument  or fund shall be held by the Trustee for the benefit of the Class R  Certificateholders,  but shall not be and shall not be deemed to be under any  circumstances  included  in any REMIC.  To the extent  that any such  instrument or fund  constitutes a reserve fund for federal  income tax purposes,  (i) any reserve fund so established  shall be an outside reserve fund and not an asset of such REMIC,  (ii) any such reserve fund shall be owned by the  Depositor,  and (iii)  amounts  transferred  by such REMIC to any such  reserve  fund shall be treated as amounts  distributed  by such REMIC to the  Depositor  or any  successor,  all within the meaning of
Treasury  regulations  Section  1.860G-2(h) in effect as of the Cut-off Date. In connection  with the provision of any such instrument or fund, this Agreement and any provision  hereof may be modified,  added to, deleted or otherwise  amended in any manner that is related or incidental to such instrument or fund or the  establishment or  administration  thereof,  such amendment to be made by written  instrument  executed or consented to by the
Depositor  and such related  insurer but without the consent of any  Certificateholder  and without the consent of the Master  Servicer or the Trustee being  required  unless any such  amendment  would impose any additional obligation on, or otherwise  adversely affect the interests of the  Certificateholders,  the Master Servicer or
the Trustee,  as  applicable;  provided that the Depositor  obtains an Opinion of Counsel (which need not be an opinion of  Independent  counsel) to the effect that any such  amendment  will not cause (a) any federal tax to be  imposed  on the  Trust  Fund,  including  without  limitation,  any  federal  tax  imposed  on  "prohibited transactions"  under Section 860F(a)(1) of the Code or on "contributions  after the startup date" under Section
860G(d)(1) of the Code and (b) any REMIC  created  hereunder to fail to qualify as a REMIC at any time that any
Certificate is  outstanding.  In the event that the Depositor  elects to provide such coverage in the form of a limited guaranty  provided by General Motors Acceptance  Corporation,  the Depositor may elect that the text of such  amendment to this Agreement  shall be  substantially  in the form attached  hereto as Exhibit K (in which case  Residential  Funding's  Subordinate  Certificate  Loss  Obligation  as described in such exhibit shall be established  by  Residential  Funding's  consent to such  amendment)  and that the  limited  guaranty  shall be executed  in the form  attached  hereto as  Exhibit  L, with such  changes  as the  Depositor  shall deem to be appropriate;  it being  understood  that the Trustee has  reviewed  and  approved the content of such forms and that the Trustee's consent or approval to the use thereof is not required.

Section 11.02. Recordation of Agreement; Counterparts.

(a)     To the extent  permitted by applicable law, this Agreement is subject to recordation in all appropriate public offices for real property  records in all the counties or other  comparable  jurisdictions  in which any or all of the properties  subject to the Mortgages are situated,  and in any other appropriate public recording office or elsewhere,  such  recordation  to be effected by the Master  Servicer and at its expense on direction by the Trustee  (pursuant to the request of the Holders of Certificates  entitled to at least 25% of the Voting
Rights),  but only upon  direction  accompanied  by an Opinion of Counsel to the effect  that such  recordation materially and beneficially affects the interests of the Certificateholders.

(b)     For the purpose of  facilitating  the  recordation of this  Agreement as herein  provided and for other purposes,  this  Agreement  may be  executed  simultaneously  in any  number  of  counterparts,  each of  which counterparts  shall be deemed to be an original,  and such  counterparts  shall constitute but one and the same instrument.

Section 11.03. Limitation on Rights of Certificateholders.

(a)     The death or incapacity of any  Certificateholder  shall not operate to terminate this Agreement or the
Trust Fund, nor entitle such  Certificateholder's  legal  representatives or heirs to claim an accounting or to take any action or  proceeding  in any court for a  partition  or winding up of the Trust Fund,  nor  otherwise affect the rights, obligations and liabilities of any of the parties hereto.

(b)     No  Certificateholder  shall have any right to vote  (except as  expressly  provided  herein) or in any manner  otherwise  control the operation and  management of the Trust Fund, or the  obligations  of the parties hereto,  nor shall anything  herein set forth, or contained in the terms of the  Certificates,  be construed so as to constitute the Certificateholders  from time to time as partners or members of an association;  nor shall any  Certificateholder  be under any liability to any third person by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

(c)     No  Certificateholder  shall have any right by virtue of any  provision of this  Agreement to institute any suit,  action or  proceeding  in equity or at law upon or under or with respect to this  Agreement,  unless such  Holder  previously  shall have given to the Trustee a written  notice of default  and of the  continuance thereof, as hereinbefore  provided,  and unless also the Holders of Certificates of any Class evidencing in the aggregate  not less than 25% of the  related  Percentage  Interests  of such  Class,  shall  have made  written request upon the Trustee to institute  such action,  suit or  proceeding  in its own name as Trustee  hereunder and shall have offered to the Trustee such reasonable  indemnity as it may require against the costs,  expenses and  liabilities  to be incurred  therein or thereby,  and the  Trustee,  for 60 days after its receipt of such notice,  request and offer of indemnity,  shall have neglected or refused to institute any such action, suit or proceeding it being  understood and intended,  and being expressly  covenanted by each  Certificateholder  with every other  Certificateholder  and the Trustee, that no one or more Holders of Certificates of any Class shall have any right in any manner  whatever  by virtue of any  provision  of this  Agreement  to affect,  disturb or prejudice the rights of the Holders of any other of such  Certificates  of such Class or any other Class, or to obtain or seek to obtain  priority over or  preference to any other such Holder,  or to enforce any right under this Agreement,  except in the manner herein provided and for the common benefit of  Certificateholders of such
Class or all  Classes,  as the case may be.  For the  protection  and  enforcement  of the  provisions  of this
Section 11.03,  each and every  Certificateholder  and the  Trustee  shall be entitled to such relief as can be given either at law or in equity.

Section 11.04. Governing Law.

        This agreement and the  Certificates  shall be governed by and construed in accordance with the laws of the State of New York and the  obligations,  rights and remedies of the parties  hereunder  shall be determined in accordance with such laws.

Section 11.05. Notices.

        All demands and  notices  hereunder  shall be in writing and shall be deemed to have been duly given if personally  delivered  at or mailed by  registered  mail,  postage  prepaid  (except for notices to the Trustee which shall be deemed to have been duly given only when  received),  to (a) in the case of the Depositor,  8400
Normandale Lake Boulevard,  Suite 250,  Minneapolis,  Minnesota  55437,  Attention: President  (RASC),  or such other  address  as may  hereafter  be  furnished  to the  Master  Servicer  and the  Trustee  in writing by the
Depositor;  (b) in the case of the Master Servicer, 2255 North Ontario Street, Burbank,  California 91504-3120,
Attention:  Bond  Administration  or such other address as may be hereafter  furnished to the Depositor and the
Trustee by the Master Servicer in writing;  (c) in the case of the Trustee,  the Corporate Trust Office or such other  address as may  hereafter  be  furnished  to the  Depositor  and the Master  Servicer  in writing by the
Trustee;  (d) in the case of  Standard  &  Poor's,  55 Water  Street,  New  York,  New York  10041;  Attention:
Mortgage  Surveillance  or such other  address as may be  hereafter  furnished  to the  Depositor,  Trustee and
Master Servicer by Standard & Poor's;  (e) in the case of Moody's,  99 Church Street, New York, New York 10007,
Attention:  ABS Monitoring  Department,  or such other address as may be hereafter  furnished to the Depositor, the  Trustee  and the  Master  Servicer  in  writing by  Moody's,  and (f) in the case of the Hedge  Agreements
Provider,  Bear Stearns Financial  Products Inc., 383 Madison Avenue,  Suite 2700, New York, New York 10179, or
such other  address as may be hereafter  furnished  to the  Depositor,  the Trustee and the Master  Servicer in
writing  by  the  Hedge   Agreements   Provider.   Any  notice   required  or  permitted  to  be  mailed  to  a
Certificateholder  shall be given by first class mail, postage prepaid,  at the address of such holder as shown in the  Certificate  Register.  Any notice so mailed  within the time  prescribed  in this  Agreement  shall be conclusively presumed to have been duly given, whether or not the Certificateholder receives such notice.

Section 11.06. Notices to Rating Agencies.

        The Depositor,  the Master Servicer or the Trustee, as applicable,  shall notify each Rating Agency and each  Subservicer  at such time as it is otherwise  required  pursuant to this  Agreement to give notice of the occurrence  of, any of the events  described  in clause (a),  (b),  (c),  (d),  (g),  (h),  (i) or (j) below or provide a copy to each Rating Agency and each  Subservicer  at such time as otherwise  required to be delivered pursuant to this Agreement of any of the statements described in clauses (e) and (f) below:

(a)     a material change or amendment to this Agreement,

(b)     the occurrence of an Event of Default,

(c)     the  termination or appointment of a successor  Master  Servicer or Trustee or a change in the majority ownership of the Trustee,

(d)     the filing of any claim under the Master Servicer's  blanket fidelity bond and the errors and omissions insurance  policy  required by  Section 3.12  or the  cancellation  or  modification of coverage under any such instrument,

(e)     the  statement  required  to be  delivered  to the  Holders of each Class of  Certificates  pursuant to
Section 4.03,

(f)     the statements required to be delivered pursuant to Sections 3.18 and 3.19,

(g)     a change in the location of the Custodial Account or the Certificate Account,

(h)     the  occurrence  of any  monthly  cash flow  shortfall  to the  Holders  of any  Class of  Certificates resulting from the failure by the Master Servicer to make an Advance pursuant to Section 4.04,

(i)     the occurrence of the Final Distribution Date, and

(j)     the  repurchase of or  substitution  for any Mortgage  Loan,  provided,  however,  that with respect to notice of the occurrence of the events  described in clauses (d), (g) or (h) above,  the Master  Servicer shall provide  prompt  written  notice to each  Rating  Agency and each  Subservicer  of any such event  known to the
Master Servicer.

Section 11.07. Severability of Provisions.

        If any one or more of the covenants,  agreements,  provisions or terms of this  Agreement  shall be for any reason  whatsoever  held  invalid,  then such  covenants,  agreements,  provisions or terms shall be deemed severable from the remaining covenants,  agreements,  provisions or terms of this Agreement and shall in no way affect the validity or  enforceability  of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

Section 11.08. Supplemental Provisions for Resecuritization.

(a)     This  Agreement  may be  supplemented  by  means  of  the  addition  of a  separate  Article hereto  (a
"Supplemental  Article") for the purpose of resecuritizing any of the Certificates issued hereunder,  under the following  circumstances.  With  respect to any Class or  Classes  of  Certificates  issued  hereunder,  or any portion of any such Class,  as to which the  Depositor or any of its  Affiliates  (or any designee  thereof) is the  registered  Holder (the  "Resecuritized  Certificates"),  the  Depositor  may deposit  such  Resecuritized
Certificates into a new REMIC, grantor trust or custodial  arrangement  (a "Restructuring  Vehicle") to be held by the Trustee pursuant to a Supplemental  Article.  The instrument  adopting such  Supplemental  Article shall be executed by the Depositor,  the Master Servicer and the Trustee;  provided, that neither the Master Servicer nor the Trustee shall  withhold their consent  thereto if their  respective  interests  would not be materially adversely  affected  thereby.  To the  extent  that the  terms of the  Supplemental  Article do  not in any way affect  any  provisions  of this  Agreement  as to any of the  Certificates  initially  issued  hereunder,  the
adoption  of  the  Supplemental   Article shall   not  constitute  an  "amendment"  of  this  Agreement.   Each
Supplemental  Article shall  set forth all necessary  provisions  relating to the holding of the  Resecuritized
Certificates by the Trustee,  the  establishment of the Restructuring  Vehicle,  the issuing of various classes of new  certificates  by the  Restructuring  Vehicle and the  distributions  to be made thereon,  and any other provisions  necessary to the purposes  thereof.  In connection with each  Supplemental  Article,  the Depositor shall  deliver to the  Trustee an Opinion of  Counsel to the effect  that (i) the  Restructuring  Vehicle  will qualify as a REMIC,  grantor trust or other entity not subject to taxation for federal  income tax purposes and
(ii) the adoption of the Supplemental  Article will not endanger the status of any  REMIC created  hereunder as a REMIC or result in the  imposition  of a tax upon the Trust  Fund  (including  but not  limited to the tax on prohibited  transaction as defined in  Section 860F(a)(2)  of the Code and the tax on  contributions to a REMIC as set forth in Section 860G(d) of the Code.

        IN WITNESS  WHEREOF,  the Depositor,  the Master Servicer and the Trustee have caused their names to be signed  hereto by their  respective  officers  thereunto  duly  authorized  as of the day and year first  above written.

                                                  RESIDENTIAL ASSET SECURITIES CORPORATION

                                                  By:
                                                     Name:
                                                     Title:
                                                  RESIDENTIAL FUNDING CORPORATION

                                                  By:
                                                     Name:
                                                     Title:
                                                  U.S. BANK NATIONAL ASSOCIATION
                                                  as Trustee

                                                  By:
                                                      Name:
                                                      Title:

STATE OF MINNESOTA           )
                             ) ss.:
COUNTY OF HENNEPIN           )

        On the ____ day of June 2005  before me, a notary  public in and for said  State,  personally  appeared
____________,  known to me to be a Vice  President of  Residential  Asset  Securities  Corporation,  one of the
corporations  that  executed  the within  instrument,  and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

        IN WITNESS  WHEREOF,  I have hereunto set my hand and affixed my official seal the day and year in this certificate  first above written.

                                            Notary Public

                                            ________________________________________

[Notarial Seal]

STATE OF MINNESOTA           )
                             ) ss.:
COUNTY OF HENNEPIN           )

        On the ____ day of June 2005  before me, a notary  public in and for said  State,  personally  appeared
___________,  known to me to be an Associate of Residential Funding  Corporation,  one of the corporations that executed  the  within  instrument,  and also known to me to be the  person  who  executed  it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

        IN WITNESS  WHEREOF,  I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                            Notary Public

                                            ________________________________

[Notarial Seal]

STATE OF MINNESOTA           )
                             ) ss.:
COUNTY OF RAMSEY             )

        On the ____ day of June 2005  before me, a notary  public in and for said  State,  personally  appeared
_____________,  known to me to be a Vice  President  of U.S.  Bank  National  Association,  a national  banking association  organized under the laws of the United States that executed the within instrument,  and also known to me to be the person who executed it on behalf of said national  banking  association and  acknowledged to me that such national banking association executed the within instrument.

        IN WITNESS  WHEREOF,  I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                            Notary Public

                                            ____________________________________

[Notarial Seal]

                               FORM OF CLASS A-[_] CERTIFICATE

        SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES,  THIS CERTIFICATE IS A "REGULAR INTEREST"
IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED,  RESPECTIVELY,  IN
SECTIONS  860G  AND 860D OF THE  INTERNAL  REVENUE  CODE OF 1986  [COUPLED  WITH THE  RIGHT TO
RECEIVE PAYMENTS UNDER THE YIELD MAINTENANCE AGREEMENT].

        THE  CERTIFICATE  PRINCIPAL  BALANCE  OF THIS  CERTIFICATE  WILL BE  DECREASED  BY THE
PRINCIPAL  PAYMENTS HEREON AND REALIZED LOSSES ALLOCABLE  HERETO.  ACCORDINGLY,  FOLLOWING THE
INITIAL ISSUANCE OF THE  CERTIFICATES,  THE CERTIFICATE  PRINCIPAL BALANCE OF THIS CERTIFICATE
WILL BE DIFFERENT FROM THE  DENOMINATION  SHOWN BELOW.  ANYONE  ACQUIRING THIS CERTIFICATE MAY
ASCERTAIN ITS CERTIFICATE PRINCIPAL BALANCE BY INQUIRY OF THE TRUSTEE NAMED HEREIN.

        UNLESS  THIS  CERTIFICATE  IS  PRESENTED  BY  AN  AUTHORIZED   REPRESENTATIVE  OF  THE
DEPOSITORY  TRUST COMPANY TO THE ISSUER OR ITS AGENT FOR  REGISTRATION  OF TRANSFER,  EXCHANGE
OR PAYMENT,  AND ANY CERTIFICATE  ISSUED IS REGISTERED IN THE NAME OF CEDE &CO. OR SUCH OTHER
NAME AS REQUESTED BY AN  AUTHORIZED  REPRESENTATIVE  OF THE  DEPOSITORY  TRUST COMPANY AND ANY
PAYMENT  IS MADE TO CEDE & CO.,  ANY  TRANSFER,  PLEDGE  OR  OTHER  USE  HEREOF  FOR  VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED  OWNER HEREOF,  CEDE & CO., HAS
AN INTEREST HEREIN.

CUSIP: _____________________                      Certificate No. A-[__]-__
Date of Pooling and Servicing Agreement           [Adjustable Pass-Through Rate]
and Cut-off Date:  June 1, 2005                   [Fixed Pass-Through Rate]
First Distribution Date:  July 25, 2005           Aggregate Initial Certificate Principal
                                                  Balance of the Class A-[_] Certificates:
                                                  $___________________________
Master Servicer:                                  Initial Certificate Principal Balance of this
Residential Funding Corporation                   Class A-[_] Certificate:
                                                  $___________________________
Final Scheduled Distribution Date:
__________ __, 20__

                 HOME EQUITY MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES
                                       SERIES 2005-KS6

               evidencing a percentage  interest in the distributions  allocable to the  Class A-[_]  Certificates  with  respect  to a Trust Fund consisting primarily of a pool of [fixed]  [adjustable]  interest
               rate,   first  [and  junior]  lien  mortgage  loans  on  one-  to
               four-family  residential  properties  sold by  RESIDENTIAL  ASSET
               SECURITIES CORPORATION

        This  Certificate  is payable  solely from the assets of the Trust Fund,  and does not represent an  obligation  of or interest in  Residential  Asset  Securities  Corporation,  the
Master Servicer,  the Trustee  referred to below or GMAC Mortgage Group,  Inc. or any of their affiliates.  Neither this  Certificate  nor the  underlying  Mortgage  Loans are guaranteed or insured by any  governmental  agency or  instrumentality  or by Residential  Asset  Securities
Corporation,  the Master  Servicer,  the Trustee or GMAC Mortgage Group,  Inc. or any of their affiliates.  None of the Depositor,  the Master Servicer,  GMAC Mortgage Group, Inc. or any of
their  affiliates  will  have  any  obligation  with  respect  to  any  certificate  or  other obligation secured by or payable from payments on the Certificates.

        This certifies that [Cede & Co.] is the  registered  owner of the Percentage  Interest evidenced  by this  Certificate  in  certain  distributions  with  respect  to the Trust  Fund consisting  primarily of an interest in a pool of [fixed]  [adjustable]  interest rate,  first lien  mortgage  loans on one- to four-  family  residential  properties,  sold by  Residential
Asset Securities  Corporation  (hereinafter  called the  "Depositor,"  which term includes any successor entity under the Agreement  referred to below).  The Trust Fund was created pursuant to a Pooling and Servicing  Agreement  dated as specified  above (the  "Agreement")  among the
Depositor,  the  Master  Servicer  and  U.S.  Bank  National  Association,   as  trustee  (the
"Trustee"),  a summary of certain of the pertinent provisions of which is set forth hereafter.
To the extent  not  defined  herein,  the  capitalized  terms used  herein  have the  meanings assigned  in the  Agreement.  This  Certificate  is issued  under and is subject to the terms,
provisions  and  conditions  of  the  Agreement,   to  which  Agreement  the  Holder  of  this
Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

        Pursuant to the terms of the Agreement,  a  distribution  will be made on the 25th day of each  month  or, if such 25th day is not a  Business  Day,  the  Business  Day  immediately following (the "Distribution Date"),  commencing as described in the Agreement,  to the Person in whose name this  Certificate  is  registered  at the close of business on the  Business Day immediately  preceding that Distribution Date (the "Record Date"),  from the related Available
Distribution  Amount in an amount equal to the product of the  Percentage  Interest  evidenced by this  Certificate  and the  amount  of  interest  and  principal,  if any,  required  to be distributed to Holders of Class A-[_] Certificates on such Distribution Date.

        Distributions  on this  Certificate  will be made either by the Master Servicer acting on  behalf of the  Trustee  or by a Paying  Agent  appointed  by the  Trustee  in  immediately available  funds (by wire  transfer  or  otherwise)  for the  account of the  Person  entitled thereto if such Person shall have so notified  the Master  Servicer or such Paying  Agent,  or by check  mailed to the  address  of the Person  entitled  thereto,  as such name and  address shall appear on the Certificate Register.

        Notwithstanding  the above,  the final  distribution on this  Certificate will be made after  due  notice  of the  pendency  of such  distribution  and only  upon  presentation  and surrender  of,  this  Certificate  at the office or agency  appointed  by the Trustee for that
purpose  in  St.  Paul,   Minnesota.   The  Initial  Certificate  Principal  Balance  of  this
Certificate is set forth above. The Certificate  Principal  Balance hereof will be reduced [to the extent of distributions  allocable to principal and any Realized Losses allocable  hereto]
[from time to time pursuant to the Agreement].

        This Certificate is one of a duly authorized  issue of Certificates  issued in several
Classes  designated as Home Equity  Mortgage  Asset-Backed  Pass-Through  Certificates  of the
Series specified hereon (herein collectively called the "Certificates").

        The  Certificates  are  limited  in  right  of  payment  to  certain  collections  and recoveries  respecting the Mortgage Loans,  all as more  specifically  set forth herein and in the  Agreement.  In the event Master  Servicer funds are advanced with respect to any Mortgage
Loan,  such advance is  reimbursable  to the Master  Servicer,  to the extent  provided in the
Agreement,  from related  recoveries  on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

        As  provided in the  Agreement,  withdrawals  from the  Custodial  Account  and/or the
Certificate  Account  created  for  the  benefit  of  Certificateholders  may be  made  by the
Master   Servicer   from   time  to  time   for   purposes   other   than   distributions   to
Certificateholders,   such  purposes  including  without   limitation   reimbursement  to  the
Depositor and the Master Servicer of advances made, or certain  expenses  incurred,  by either of them.

        The Agreement permits, with certain exceptions therein provided,  the amendment of the
Agreement and the  modification  of the rights and  obligations of the  Depositor,  the Master
Servicer and the Trustee and the rights of the  Certificateholders  under the  Agreement  from time to time by the  Depositor,  the Master  Servicer  and the Trustee with the consent of the
Holders  of  Certificates  evidencing  in the  aggregate  not less than 66% of the  Percentage
Interests of each Class of  Certificates  affected thereby.  Any such consent by the Holder of this  Certificate  shall be conclusive  and binding on such Holder and upon all future holders of this  Certificate  and of any  Certificate  issued upon the transfer  hereof or in exchange herefor  or in  lieu  hereof  whether  or not  notation  of such  consent  is  made  upon  the
Certificate.  The  Agreement  also  permits  the  amendment  thereof in certain  circumstances without  the  consent of the Holders of any of the  Certificates  and,  in certain  additional circumstances, without the consent of the Holders of certain Classes of Certificates.

        As provided in the  Agreement  and subject to certain  limitations  therein set forth, the transfer of this  Certificate is registrable  in the  Certificate  Register upon surrender of this Certificate for  registration of transfer at the offices or agencies  appointed by the
Trustee in St. Paul,  Minnesota,  duly  endorsed by, or  accompanied  by an  assignment in the form below or other  written  instrument of transfer in form  satisfactory  to the Trustee and the  Certificate  Registrar duly executed by the Holder hereof or such Holder's  attorney duly
authorized  in  writing,   and  there  upon  one  or  more  new   Certificates  of  authorized
denominations  evidencing the same Class and  aggregate  Percentage Interest will be issued to the designated transferee or transferees.

        The  Certificates  are issuable only as  registered  Certificates  without  coupons in
Classes and in  denominations  specified in the  Agreement.  As provided in the  Agreement and subject to certain  limitations  therein  set forth,  Certificates  are  exchangeable  for new
Certificates of authorized  denominations  evidencing the same Class and aggregate  Percentage
Interest, as requested by the Holder surrendering the same.

        No service charge will be made for any such registration of transfer or exchange,  but the Trustee may require  payment of a sum  sufficient  to cover any tax or other  governmental charge payable in connection therewith.

        The Depositor,  the Master Servicer,  the Trustee,  and the Certificate  Registrar and
any agent of the Depositor,  the Master  Servicer,  the Trustee or the  Certificate  Registrar
may treat the Person in whose name this  Certificate  is  registered  as the owner  hereof for all purposes,  and none of the Depositor,  the Master Servicer,  the Trustee or any such agent shall be affected by notice to the contrary.

        This  Certificate  shall be governed by and construed in  accordance  with the laws of the State of New York.

        The obligations  created by the Agreement in respect of the Certificates and the Trust
Fund created  thereby shall  terminate upon the payment to  Certificateholders  of all amounts held  by or on  behalf  of the  Trustee  and  required  to be paid  to  them  pursuant  to the
Agreement  following  the  earlier  of (i) the  maturity  or  other  liquidation  of the  last
Mortgage Loan subject  thereto or the  disposition of all property  acquired upon  foreclosure or deed in lieu of  foreclosure  of any Mortgage  Loan, and (ii) the purchase by the Holder of the Class SB  Certificates  or the Master  Servicer,  as described in the Agreement,  from the
Trust  Fund of all  remaining  Mortgage  Loans and all  property  acquired  in respect of such
Mortgage Loans or the  Certificates,  in either case thereby effecting early retirement of the
Certificates.  The  Agreement  permits,  but does not  require,  the  Holder  of the  Class SB
Certificates  or the Master  Servicer,  as described in the Agreement,  (i) to purchase,  at a price determined as provided in the Agreement,  all remaining  Mortgage Loans and all property acquired in respect of any Mortgage Loan or (ii) to  purchase in whole,  but not in part,  all of the  Certificates  from the  Holders  thereof,  provided,  that any such option may only be exercised if the Stated  Principal  Balance  before giving effect to the  distributions  to be made on such  Distribution  Date of the Mortgage Loans, as of the Distribution Date upon which the  proceeds of any such  purchase  are  distributed  is less than ten percent of the Cut-off
Date Balance.

        Unless the certificate of  authentication  hereon has been executed by the Certificate
Registrar,  by manual  signature,  this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

        IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

                                                   U.S. BANK NATIONAL ASSOCIATION,
                                                   as Trustee

                                                   By:........................................
                                                      Authorized Signatory

Dated:_____________________

                                CERTIFICATE OF AUTHENTICATION

        This  is one of  the  Class A-[_]  Certificates  referred  to in the  within-mentioned
Agreement.

                                                   U.S. BANK NATIONAL ASSOCIATION,
                                                   as Certificate Registrar

                                                   By:  _______________________________
                                                      Authorized Signatory

                                          ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto
___________________________________________________________________________________

(Please  print or  typewrite  name and  address  including  postal zip code of  assignee)  the beneficial  interest  evidenced  by the within Trust  Certificate  and hereby  authorizes  the transfer of  registration  of such  interest to  assignee on the  Certificate  Register of the
Trust Fund.

        I (We) further direct the  Certificate  Registrar to issue a new Certificate of a like denomination  and Class,  to the above named  assignee  and deliver  such  Certificate  to the following address:
________________________________________________________________________________

Dated:_____________________                        ____________________________________
                                                   Signature by or on behalf of assignor

                                                   ___________________________________
                                                   Signature Guaranteed

                                  DISTRIBUTION INSTRUCTIONS

        The assignee should include the following for purposes of distribution:

        Distributions  shall  be  made,  by  wire  transfer  or  otherwise,   in
immediately  available fund  to________________________________________  for the
account        of        _________________________         account        number
_____________________________     or,     if     mailed     by     check,     to
________________________.

        Applicable statements should be mailed to ________________________.

        This information is provided by __________________________, the assignee named above, or ______________________________, as its agent.

                                                                                   EXHIBIT B-1

                               FORM OF CLASS M-[_] CERTIFICATE

        THIS  CERTIFICATE IS  SUBORDINATED  IN RIGHT OF PAYMENT TO THE CLASS A AND CLASS M-[_]
CERTIFICATES AS DESCRIBED IN THE AGREEMENT (AS DEFINED HEREIN).

        UNLESS  THIS  CERTIFICATE  IS  PRESENTED  BY  AN  AUTHORIZED   REPRESENTATIVE  OF  THE
DEPOSITORY  TRUST  COMPANY,  A NEW YORK  CORPORATION  ("DTC"),  TO  ISSUER  OR ITS  AGENT  FOR
REGISTRATION OF TRANSFER,  EXCHANGE,  OR PAYMENT,  AND ANY CERTIFICATE ISSUED IS REGISTERED IN
THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN  AUTHORIZED  REPRESENTATIVE
OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER  ENTITY AS IS  REQUESTED  BY AN
AUTHORIZED  REPRESENTATIVE  OF DTC),  ANY TRANSFER,  PLEDGE,  OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL  INASMUCH AS THE  REGISTERED  OWNER  HEREOF,  CEDE &
CO., HAS AN INTEREST HEREIN.

        SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES,  THIS CERTIFICATE IS A "REGULAR INTEREST"
IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED,  RESPECTIVELY,  IN
SECTIONS  860G AND 860D OF THE INTERNAL  REVENUE CODE OF 1986 (THE "CODE")  [COUPLED  WITH THE
RIGHT TO RECEIVE PAYMENTS UNDER THE YIELD MAINTENANCE AGREEMENT].

        ANY  TRANSFEREE OF THIS  CERTIFICATE  WILL BE DEEMED TO HAVE  REPRESENTED BY VIRTUE OF
ITS  PURCHASE  OR HOLDING OF THIS  CERTIFICATE  (OR  INTEREST  THEREIN)  THAT  EITHER (A) SUCH
TRANSFEREE  IS NOT AN  EMPLOYEE  BENEFIT  PLAN OR OTHER  PLAN OR  ARRANGEMENT  SUBJECT  TO THE
PROHIBITED  TRANSACTION  PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS
AMENDED  ("ERISA"),  OR SECTION 4975 OF THE CODE OR A PERSON  (INCLUDING AN INSURANCE  COMPANY
INVESTING ITS GENERAL ACCOUNT,  AN INVESTMENT  MANAGER,  A NAMED FIDUCIARY OR A TRUSTEE OF ANY
SUCH PLAN) WHO IS USING  "PLAN  ASSETS" OF ANY SUCH PLAN TO EFFECT SUCH  ACQUISITION  (EACH OF
THE  FOREGOING,  A "PLAN  INVESTOR"),  (B) IT HAS ACQUIRED AND IS HOLDING THIS  CERTIFICATE IN
RELIANCE ON U.S. DEPARTMENT OF LABOR PROHIBITED  TRANSACTION  EXEMPTION ("PTE") 94-29, 59 FED.
REG.  14674 (MARCH 29, 1994),  AS MOST  RECENTLY  AMENDED BY PTE 2002-41,  67 FED. REG.  54487
(AUGUST  22,  2002) (THE "RFC  EXEMPTION"),  AND THAT IT  UNDERSTANDS  THAT THERE ARE  CERTAIN
CONDITIONS TO THE  AVAILABILITY OF THE RFC EXEMPTION  INCLUDING THAT THIS  CERTIFICATE MUST BE
RATED,  AT THE TIME OF  PURCHASE,  NOT LOWER THAN  "BBB-" (OR ITS  EQUIVALENT)  BY  STANDARD &
POOR'S, FITCH OR MOODY'S OR (C)(I) THE TRANSFEREE IS AN INSURANCE COMPANY,  (II) THE SOURCE OF
FUNDS USED TO PURCHASE OR HOLD THIS  CERTIFICATE  IS AN "INSURANCE  COMPANY  GENERAL  ACCOUNT"
(AS DEFINED IN U.S.  DEPARTMENT  OF LABOR  PROHIBITED  TRANSACTION  CLASS  EXEMPTION  ("PTCE")
95-60),  AND (III) THE  CONDITIONS  SET FORTH IN  SECTIONS  I AND III OF PTCE  95-60 HAVE BEEN
SATISFIED (EACH ENTITY THAT SATISFIES THIS CLAUSE (C), A "COMPLYING INSURANCE COMPANY").

        IF THIS  CERTIFICATE (OR ANY INTEREST  THEREIN) IS ACQUIRED OR HELD BY ANY PERSON THAT
DOES  NOT  SATISFY  THE  CONDITIONS  DESCRIBED  IN THE  PRECEDING  PARAGRAPH,  THEN  THE  LAST
PRECEDING  TRANSFEREE THAT EITHER (I) IS NOT A PLAN INVESTOR,  (II) ACQUIRED SUCH  CERTIFICATE
IN  COMPLIANCE  WITH THE RFC  EXEMPTION,  OR (III) IS A COMPLYING  INSURANCE  COMPANY SHALL BE
RESTORED,  TO THE EXTENT PERMITTED BY LAW, TO ALL RIGHTS AND OBLIGATIONS AS CERTIFICATE  OWNER
THEREOF  RETROACTIVE  TO THE DATE OF SUCH TRANSFER OF THIS  CERTIFICATE.  THE TRUSTEE SHALL BE
UNDER NO  LIABILITY  TO ANY PERSON FOR MAKING ANY  PAYMENTS  DUE ON THIS  CERTIFICATE  TO SUCH
PRECEDING TRANSFEREE.

        ANY PURPORTED  CERTIFICATE  OWNER WHOSE ACQUISITION OR HOLDING OF THIS CERTIFICATE (OR
INTEREST  THEREIN) WAS EFFECTED IN VIOLATION  OF THE  RESTRICTIONS  IN SECTION  5.02(E) OF THE
POOLING  AND  SERVICING  AGREEMENT  SHALL  INDEMNIFY  AND HOLD  HARMLESS  THE  DEPOSITOR,  THE
TRUSTEE,  THE MASTER SERVICER,  ANY  SUBSERVICER,  AND THE TRUST FUND FROM AND AGAINST ANY AND
ALL  LIABILITIES,  CLAIMS,  COSTS OR  EXPENSES  INCURRED  BY SUCH  PARTIES AS A RESULT OF SUCH
ACQUISITION OR HOLDING.

CUSIP: _____________________                      Certificate No. M-[__]-__
Date of Pooling and Servicing Agreement           [Adjustable Pass-Through Rate]
and Cut-off Date:  June 1, 2005                   [Fixed Pass-Through Rate]
First Distribution Date:  July 25, 2005           Aggregate Initial Certificate Principal
                                                  Balance of the Class M-[_] Certificates:
                                                  $___________________________
Master Servicer:                                  Initial Certificate Principal Balance of this
Residential Funding Corporation                   Class M-[_] Certificate:
                                                  $___________________________
Final Scheduled Distribution Date:
__________ __, 20__

                 HOME EQUITY MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES
                                       SERIES 2005-KS6

               evidencing a percentage  interest in the distributions  allocable to the  Class M-[_]  Certificates  with  respect  to a Trust Fund consisting primarily of a pool of [fixed]  [adjustable]  interest
               rate,   first  [and  junior]  lien  mortgage  loans  on  one-  to
               four-family  residential  properties  sold by  RESIDENTIAL  ASSET
               SECURITIES CORPORATION

        This  Certificate  is payable  solely from the assets of the Trust Fund,  and does not represent an  obligation  of or interest in  Residential  Asset  Securities  Corporation,  the
Master Servicer,  the Trustee  referred to below or GMAC Mortgage Group,  Inc. or any of their affiliates.  Neither this  Certificate  nor the  underlying  Mortgage  Loans are guaranteed or insured by any  governmental  agency or  instrumentality  or by Residential  Asset  Securities
Corporation,  the Master  Servicer,  the Trustee or GMAC Mortgage Group,  Inc. or any of their affiliates.  None of the Depositor,  the Master Servicer,  GMAC Mortgage Group, Inc. or any of
their  affiliates  will  have  any  obligation  with  respect  to  any  certificate  or  other obligation secured by or payable from payments on the Certificates.

        This certifies that [Cede & Co.] is the  registered  owner of the Percentage  Interest evidenced  by this  Certificate  in  certain  distributions  with  respect  to the Trust  Fund consisting  primarily of an interest in a pool of [fixed]  [adjustable]  interest rate,  first lien mortgage loans on one- to four- family  residential  properties  (the "Mortgage  Loans"), sold by Residential Asset Securities  Corporation  (hereinafter  called the "Depositor," which term includes any  successor  entity under the  Agreement  referred to below).  The Trust Fund was created  pursuant to a Pooling  and  Servicing  Agreement  dated as  specified  above (the
"Agreement") among the Depositor,  the Master Servicer and U.S. Bank National Association,  as
trustee (the  "Trustee"),  a summary of certain of the  pertinent  provisions  of which is set forth  hereafter.  To the extent not defined herein,  the  capitalized  terms used herein have the meanings  assigned in the  Agreement.  This  Certificate is issued under and is subject to the terms,  provisions and conditions of the Agreement,  to which Agreement the Holder of this
Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

        Pursuant to the terms of the Agreement,  a  distribution  will be made on the 25th day of each  month  or, if such 25th day is not a  Business  Day,  the  Business  Day  immediately following (the "Distribution Date"),  commencing as described in the Agreement,  to the Person in whose name this  Certificate  is  registered  at the close of business on the  Business Day immediately  preceding that Distribution Date (the "Record Date"),  from the related Available
Distribution  Amount in an amount equal to the product of the  Percentage  Interest  evidenced by this  Certificate  and the  amount  of  interest  and  principal,  if any,  required  to be distributed to Holders of Class M-[_] Certificates on such Distribution Date.

        Distributions  on this  Certificate  will be made either by the Master Servicer acting on  behalf of the  Trustee  or by a Paying  Agent  appointed  by the  Trustee  in  immediately available  funds (by wire  transfer  or  otherwise)  for the  account of the  Person  entitled thereto if such Person shall have so notified  the Master  Servicer or such Paying  Agent,  or by check  mailed to the  address  of the Person  entitled  thereto,  as such name and  address shall appear on the Certificate Register.

        Notwithstanding  the above,  the final  distribution on this  Certificate will be made after  due  notice  of the  pendency  of such  distribution  and only  upon  presentation  and surrender  of,  this  Certificate  at the office or agency  appointed  by the Trustee for that
purpose  in  St.  Paul,   Minnesota.   The  Initial  Certificate  Principal  Balance  of  this
Certificate is set forth above.  The Certificate  Principal  Balance hereof will be reduced to the extent of distributions allocable to principal and any Realized Losses allocable hereto.

        Any   Transferee   of  this  Class  M   Certificate   will  be  deemed  to  have  made
representations  relating to the  permissibility of such transfer under ERISA and Section 4975 of the  Code,  as  described  in  Section  5.02(e)(ii)  of the  Agreement.  In  addition,  any purported  Certificate  Owner whose  acquisition or holding of this  Certificate  (or interest therein)  was  effected  in  violation  of the  restrictions  in  Section  5.02(e)(ii)  of the
Agreement shall indemnify and hold harmless the Depositor,  the Trustee,  the Master Servicer,
any  Subservicer,   any  underwriter  and  the  Trust  Fund  from  and  against  any  and  all liabilities,  claims,  costs  or  expenses  incurred  by  such  parties  as a  result  of such acquisition or holding.

        This Certificate is one of a duly authorized  issue of Certificates  issued in several
Classes  designated as Home Equity  Mortgage  Asset-Backed  Pass-Through  Certificates  of the
Series specified hereon (herein collectively called the "Certificates").

        The  Certificates  are  limited  in  right  of  payment  to  certain  collections  and recoveries  respecting the Mortgage Loans,  all as more  specifically  set forth herein and in the  Agreement.  In the event Master  Servicer funds are advanced with respect to any Mortgage
Loan,  such advance is  reimbursable  to the Master  Servicer,  to the extent  provided in the
Agreement,  from related  recoveries  on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

        As  provided in the  Agreement,  withdrawals  from the  Custodial  Account  and/or the
Certificate  Account created for the benefit of  Certificateholders  may be made by the Master
Servicer from time to time for purposes other than distributions to  Certificateholders,  such purposes including without  limitation  reimbursement to the Depositor and the Master Servicer of advances made, or certain expenses incurred, by either of them.

        The Agreement permits, with certain exceptions therein provided,  the amendment of the
Agreement and the  modification  of the rights and  obligations of the  Depositor,  the Master
Servicer and the Trustee and the rights of the  Certificateholders  under the  Agreement  from time to time by the  Depositor,  the Master  Servicer  and the Trustee with the consent of the
Holders  of  Certificates  evidencing  in the  aggregate  not less than 66% of the  Percentage
Interests of each Class of  Certificates  affected thereby.  Any such consent by the Holder of this  Certificate  shall be conclusive  and binding on such Holder and upon all future holders of this  Certificate  and of any  Certificate  issued upon the transfer  hereof or in exchange herefor  or in  lieu  hereof  whether  or not  notation  of such  consent  is  made  upon  the
Certificate.  The  Agreement  also  permits  the  amendment  thereof in certain  circumstances without  the  consent of the Holders of any of the  Certificates  and,  in certain  additional circumstances, without the consent of the Holders of certain Classes of Certificates.

        As provided in the  Agreement  and subject to certain  limitations  therein set forth, the transfer of this  Certificate is registrable  in the  Certificate  Register upon surrender of this Certificate for  registration of transfer at the offices or agencies  appointed by the
Trustee in St. Paul,  Minnesota,  duly  endorsed by, or  accompanied  by an  assignment in the form below or other  written  instrument of transfer in form  satisfactory  to the Trustee and the  Certificate  Registrar duly executed by the Holder hereof or such Holder's  attorney duly
authorized  in  writing,   and  there  upon  one  or  more  new   Certificates  of  authorized
denominations  evidencing the same Class and  aggregate  Percentage Interest will be issued to the designated transferee or transferees.

        The  Certificates  are issuable only as  registered  Certificates  without  coupons in
Classes and in  denominations  specified in the  Agreement.  As provided in the  Agreement and subject to certain  limitations  therein  set forth,  Certificates  are  exchangeable  for new
Certificates of authorized  denominations  evidencing the same Class and aggregate  Percentage
Interest, as requested by the Holder surrendering the same.

        No service charge will be made for any such registration of transfer or exchange,  but the Trustee may require  payment of a sum  sufficient  to cover any tax or other  governmental charge payable in connection therewith.

        The Depositor,  the Master Servicer,  the Trustee,  and the Certificate  Registrar and
any agent of the Depositor,  the Master  Servicer,  the Trustee or the  Certificate  Registrar
may treat the Person in whose name this  Certificate  is  registered  as the owner  hereof for all purposes,  and none of the Depositor,  the Master Servicer,  the Trustee or any such agent shall be affected by notice to the contrary.

        This  Certificate  shall be governed by and construed in  accordance  with the laws of the State of New York.

        The obligations  created by the Agreement in respect of the Certificates and the Trust
Fund created  thereby shall  terminate upon the payment to  Certificateholders  of all amounts held  by or on  behalf  of the  Trustee  and  required  to be paid  to  them  pursuant  to the
Agreement  following  the  earlier  of (i) the  maturity  or  other  liquidation  of the  last
Mortgage Loan subject  thereto or the  disposition of all property  acquired upon  foreclosure or deed in lieu of  foreclosure  of any Mortgage  Loan, and (ii) the purchase by the Holder of the Class SB  Certificates  or the Master  Servicer,  as described in the Agreement,  from the
Trust  Fund of all  remaining  Mortgage  Loans and all  property  acquired  in respect of such
Mortgage Loans or the  Certificates,  in either case thereby effecting early retirement of the
Certificates.  The  Agreement  permits,  but does not  require,  the  Holder  of the  Class SB
Certificates  or the Master  Servicer,  as described in the Agreement,  (i) to purchase,  at a price determined as provided in the Agreement,  all remaining  Mortgage Loans and all property acquired in respect of any Mortgage Loan or (ii) to  purchase in whole,  but not in part,  all of the  Certificates  from the  Holders  thereof,  provided,  that any such option may only be exercised if the Stated  Principal  Balance  before giving effect to the  distributions  to be made on such  Distribution  Date of the Mortgage Loans, as of the Distribution Date upon which the  proceeds of any such  purchase  are  distributed  is less than ten percent of the Cut-off
Date Balance.

        Unless the certificate of  authentication  hereon has been executed by the Certificate
Registrar,  by manual  signature,  this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

        IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

                                                   U.S. BANK NATIONAL ASSOCIATION,
                                                   as Trustee

                                                   By:........................................
                                                      Authorized Signatory

Dated:_____________________

                                CERTIFICATE OF AUTHENTICATION

        This  is one of  the  Class M-[_]  Certificates  referred  to in the  within-mentioned
Agreement.

                                                   U.S. BANK NATIONAL ASSOCIATION,
                                                   as Certificate Registrar

                                                   By:  _______________________________
                                                      Authorized Signatory

                                         ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto
___________________________________________________________________________________

(Please  print or  typewrite  name and  address  including  postal zip code of  assignee)  the beneficial  interest  evidenced  by the within Trust  Certificate  and hereby  authorizes  the transfer of  registration  of such  interest to  assignee on the  Certificate  Register of the
Trust Fund.

        I (We) further direct the  Certificate  Registrar to issue a new Certificate of a like denomination  and Class,  to the above named  assignee  and deliver  such  Certificate  to the following address:
________________________________________________________________________________

Dated:_____________________                        ____________________________________
                                                   Signature by or on behalf of assignor

                                                   ___________________________________
                                                   Signature Guaranteed

                                  DISTRIBUTION INSTRUCTIONS

        The assignee should include the following for purposes of distribution:

        Distributions  shall  be  made,  by  wire  transfer  or  otherwise,   in
immediately  available fund  to________________________________________  for the
account        of        _________________________         account        number
_____________________________     or,     if     mailed     by     check,     to
________________________.

        Applicable statements should be mailed to ________________________.

        This information is provided by __________________________, the assignee named above, or ______________________________, as its agent.

                                                                                   EXHIBIT B-2

                                 FORM OF CLASS B CERTIFICATE

        THIS  CERTIFICATE  IS  SUBORDINATED  IN RIGHT OF  PAYMENT  TO THE  CLASS A AND CLASS M
CERTIFICATES   [AND  CLASS  B-1   CERTIFICATE][AND   CLASS  B-1   CERTIFICATE  AND  CLASS  B-2
CERTIFICATE] AS DESCRIBED IN THE AGREEMENT (AS DEFINED HEREIN).

        UNLESS  THIS  CERTIFICATE  IS  PRESENTED  BY  AN  AUTHORIZED   REPRESENTATIVE  OF  THE
DEPOSITORY  TRUST  COMPANY,  A NEW YORK  CORPORATION  ("DTC"),  TO  ISSUER  OR ITS  AGENT  FOR
REGISTRATION OF TRANSFER,  EXCHANGE,  OR PAYMENT,  AND ANY CERTIFICATE ISSUED IS REGISTERED IN
THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN  AUTHORIZED  REPRESENTATIVE
OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER  ENTITY AS IS  REQUESTED  BY AN
AUTHORIZED  REPRESENTATIVE  OF DTC),  ANY TRANSFER,  PLEDGE,  OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL  INASMUCH AS THE  REGISTERED  OWNER  HEREOF,  CEDE &
CO., HAS AN INTEREST HEREIN.

        SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES,  THIS CERTIFICATE IS A "REGULAR INTEREST"
IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED,  RESPECTIVELY,  IN
SECTIONS  860G AND 860D OF THE INTERNAL  REVENUE CODE OF 1986 (THE "CODE")  [COUPLED  WITH THE
RIGHT TO RECEIVE PAYMENTS UNDER THE YIELD MAINTENANCE AGREEMENT].

        ANY  TRANSFEREE OF THIS  CERTIFICATE  WILL BE DEEMED TO HAVE  REPRESENTED BY VIRTUE OF
ITS  PURCHASE  OR HOLDING OF THIS  CERTIFICATE  (OR  INTEREST  THEREIN)  THAT  EITHER (A) SUCH
TRANSFEREE  IS NOT AN  EMPLOYEE  BENEFIT  PLAN OR OTHER  PLAN OR  ARRANGEMENT  SUBJECT  TO THE
PROHIBITED  TRANSACTION  PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS
AMENDED  ("ERISA"),  OR SECTION 4975 OF THE CODE OR A PERSON  (INCLUDING AN INSURANCE  COMPANY
INVESTING ITS GENERAL ACCOUNT,  AN INVESTMENT  MANAGER,  A NAMED FIDUCIARY OR A TRUSTEE OF ANY
SUCH PLAN) WHO IS USING  "PLAN  ASSETS" OF ANY SUCH PLAN TO EFFECT SUCH  ACQUISITION  (EACH OF
THE  FOREGOING,  A  "PLAN  INVESTOR"),  OR  (B)(I) THE  TRANSFEREE  IS AN  INSURANCE  COMPANY,
(II) THE  SOURCE OF FUNDS USED TO PURCHASE OR HOLD THIS  CERTIFICATE IS AN "INSURANCE  COMPANY
GENERAL  ACCOUNT"  (AS  DEFINED  IN U.S.  DEPARTMENT  OF LABOR  PROHIBITED  TRANSACTION  CLASS
EXEMPTION  ("PTCE") 95-60),  AND (III) THE  CONDITIONS SET FORTH IN SECTIONS I AND III OF PTCE
95-60  HAVE BEEN  SATISFIED  (EACH  ENTITY  THAT  SATISFIES  THIS  CLAUSE  (B),  A  "COMPLYING
INSURANCE COMPANY").

        IF THIS  CERTIFICATE (OR ANY INTEREST  THEREIN) IS ACQUIRED OR HELD BY ANY PERSON THAT
DOES  NOT  SATISFY  THE  CONDITIONS  DESCRIBED  IN THE  PRECEDING  PARAGRAPH,  THEN  THE  LAST
PRECEDING  TRANSFEREE THAT EITHER (I) IS NOT A PLAN INVESTOR,  (II) ACQUIRED SUCH  CERTIFICATE
IN  COMPLIANCE  WITH THE RFC  EXEMPTION,  OR (III) IS A COMPLYING  INSURANCE  COMPANY SHALL BE
RESTORED,  TO THE EXTENT PERMITTED BY LAW, TO ALL RIGHTS AND OBLIGATIONS AS CERTIFICATE  OWNER
THEREOF  RETROACTIVE  TO THE DATE OF SUCH TRANSFER OF THIS  CERTIFICATE.  THE TRUSTEE SHALL BE
UNDER NO  LIABILITY  TO ANY PERSON FOR MAKING ANY  PAYMENTS  DUE ON THIS  CERTIFICATE  TO SUCH
PRECEDING TRANSFEREE.

        ANY PURPORTED  CERTIFICATE  OWNER WHOSE ACQUISITION OR HOLDING OF THIS CERTIFICATE (OR
INTEREST  THEREIN) WAS EFFECTED IN VIOLATION  OF THE  RESTRICTIONS  IN SECTION  5.02(E) OF THE
POOLING  AND  SERVICING  AGREEMENT  SHALL  INDEMNIFY  AND HOLD  HARMLESS  THE  DEPOSITOR,  THE
TRUSTEE,  THE MASTER SERVICER,  ANY  SUBSERVICER,  AND THE TRUST FUND FROM AND AGAINST ANY AND
ALL  LIABILITIES,  CLAIMS,  COSTS OR  EXPENSES  INCURRED  BY SUCH  PARTIES AS A RESULT OF SUCH
ACQUISITION OR HOLDING.

        NO SALE,  PLEDGE OR OTHER TRANSFER OF THIS  CERTIFICATE OR ANY INTEREST  HEREIN MAY BE
MADE BY AN  INVESTOR  UNLESS  THAT  TRANSFER IS MADE  PURSUANT  TO AN  EFFECTIVE  REGISTRATION
STATEMENT UNDER THE 1933 ACT, AND EFFECTIVE  REGISTRATION OR  QUALIFICATION  UNDER  APPLICABLE
STATE  SECURITIES  LAWS, OR IS MADE IN A TRANSACTION  THAT DOES NOT REQUIRE SUCH  REGISTRATION
OR  QUALIFICATION.  FURTHERMORE,  THE AGREEMENT  PROVIDES THAT NO TRANSFER OF THIS CERTIFICATE
OR ANY  INTEREST  HEREIN MAY BE MADE BY AN INVESTOR  EXCEPT IN RELIANCE ON RULE 144A UNDER THE
1933 ACT ("RULE  144A") TO A QUALIFIED  INSTITUTIONAL  BUYER (AS DEFINED IN RULE 144A) THAT IS
ACQUIRING  THIS  CERTIFICATE  OR  INTEREST  HEREIN FOR ITS OWN  ACCOUNT OR FOR THE  ACCOUNT OF
ANOTHER QUALIFIED INSTITUTIONAL BUYER.

        THE HOLDER OF THIS CERTIFICATE DESIRING TO EFFECT ANY TRANSFER,  SALE, PLEDGE OR OTHER
DISPOSITION  SHALL,  AND BY ACCEPTANCE OF THIS  CERTIFICATE  WILL BE DEEMED TO HAVE AGREED TO,
INDEMNIFY  THE TRUSTEE,  THE  DEPOSITOR,  THE MASTER  SERVICER AND THE  CERTIFICATE  REGISTRAR
AGAINST ANY LIABILITY THAT MAY RESULT IF THE TRANSFER,  SALE,  PLEDGE OR OTHER  DISPOSITION IS
NOT SO  EXEMPT  OR IS NOT  MADE IN  ACCORDANCE  WITH  SUCH  FEDERAL  AND  STATE  LAWS  AND THE
AGREEMENT.

CUSIP: _____________________                      Certificate No. B-__
Date of Pooling and Servicing Agreement           [Adjustable Pass-Through Rate]
and Cut-off Date:  June 1, 2005                   [Fixed Pass-Through Rate]
First Distribution Date:  July 25, 2005           Aggregate Initial Certificate Principal
                                                  Balance of the Class B Certificates:
                                                  $___________________________
Master Servicer:                                  Initial Certificate Principal Balance of this
Residential Funding Corporation                   Class B Certificate:
                                                  $___________________________
Final Scheduled Distribution Date:
__________ __, 20__

CUSIP:                                            Certificate No. B-1

                 HOME EQUITY MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES
                                       SERIES 2005-KS6

               evidencing a percentage  interest in the distributions  allocable to  the  Class  B  Certificates  with  respect  to a  Trust  Fund consisting  primarily  of a pool of fixed  interest  rate,  first lien  and  junior  lien  mortgage  loans  on one- to  four-family residential  properties  sold  by  RESIDENTIAL  ASSET  SECURITIES
               CORPORATION

        This  Certificate  is payable  solely from the assets of the Trust Fund,  and does not represent an  obligation  of or interest in  Residential  Asset  Securities  Corporation,  the
Master Servicer,  the Trustee  referred to below or GMAC Mortgage Group,  Inc. or any of their affiliates.  Neither this  Certificate  nor the  underlying  Mortgage  Loans are guaranteed or insured by any  governmental  agency or  instrumentality  or by Residential  Asset  Securities
Corporation,  the Master  Servicer,  the Trustee or GMAC Mortgage Group,  Inc. or any of their affiliates.  None of the Depositor,  the Master Servicer,  GMAC Mortgage Group, Inc. or any of
their  affiliates  will  have  any  obligation  with  respect  to  any  certificate  or  other obligation secured by or payable from payments on the Certificates.

        This  certifies that Cede & Co. is the  registered  owner of the  Percentage  Interest evidenced  by this  Certificate  in  certain  distributions  with  respect  to the Trust  Fund consisting  primarily of an interest in a pool of fixed  interest  rate,  first lien  mortgage loans on one- to four- family  residential  properties,  sold by Residential  Asset Securities
Corporation  (hereinafter  called the  "Depositor,"  which term includes any successor  entity under the Agreement  referred to below).  The Trust Fund was created pursuant to a Pooling and
Servicing  Agreement  dated as specified  above (the  "Agreement")  among the  Depositor,  the
Master Servicer and U.S. Bank National Association,  as trustee (the "Trustee"),  a summary of certain  of the  pertinent  provisions  of which is set forth  hereafter.  To the  extent  not defined  herein,  the  capitalized  terms  used  herein  have  the  meanings  assigned  in the
Agreement.  This  Certificate  is issued  under and is subject to the  terms,  provisions  and conditions of the Agreement,  to which  Agreement the Holder of this  Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

        Pursuant to the terms of the Agreement,  a  distribution  will be made on the 25th day of each  month  or, if such 25th day is not a  Business  Day,  the  Business  Day  immediately following (the "Distribution Date"),  commencing as described in the Agreement,  to the Person in whose name this  Certificate  is  registered  at the close of business on the last Business
Day of the month next  preceding  the month in which the  related  Distribution  Date  occurs, except in the case of the first  Record  Date which  shall be the  Closing  Date (the  "Record
Date"),  from the related Available  Distribution  Amount in an amount equal to the product of the  Percentage  Interest  evidenced  by this  Certificate  and the  amount  of  interest  and principal,  if any,  required to be  distributed  to Holders of Class B  Certificates  on such
Distribution Date.

        Distributions  on this  Certificate  will be made either by the Master Servicer acting on  behalf of the  Trustee  or by a Paying  Agent  appointed  by the  Trustee  in  immediately available  funds (by wire  transfer  or  otherwise)  for the  account of the  Person  entitled thereto if such Person shall have so notified  the Master  Servicer or such Paying  Agent,  or by check  mailed to the  address  of the Person  entitled  thereto,  as such name and  address shall appear on the Certificate Register.

        Notwithstanding  the above,  the final  distribution on this  Certificate will be made after  due  notice  of the  pendency  of such  distribution  and only  upon  presentation  and surrender  of,  this  Certificate  at the office or agency  appointed  by the Trustee for that
purpose  in  St.  Paul,   Minnesota.   The  Initial  Certificate  Principal  Balance  of  this
Certificate is set forth above.  The Certificate  Principal  Balance hereof will be reduced to the extent of distributions allocable to principal and any Realized Losses allocable hereto.

        Any   Transferee   of  this  Class  B   Certificate   will  be  deemed  to  have  made
representations  relating to the  permissibility of such transfer under ERISA and Section 4975 of the  Code,  as  described  in  Section  5.02(e)(ii)  of the  Agreement.  In  addition,  any purported  Certificate  Owner whose  acquisition or holding of this  Certificate  (or interest therein)  was  effected  in  violation  of the  restrictions  in  Section  5.02(e)(ii)  of the
Agreement shall indemnify and hold harmless the Depositor,  the Trustee,  the Master Servicer,
any  Subservicer,   any  underwriter  and  the  Trust  Fund  from  and  against  any  and  all liabilities,  claims,  costs  or  expenses  incurred  by  such  parties  as a  result  of such acquisition or holding.

        This Certificate is one of a duly authorized  issue of Certificates  issued in several
Classes  designated as Home Equity  Mortgage  Asset-Backed  Pass-Through  Certificates  of the
Series specified hereon (herein collectively called the "Certificates").

        The  Certificates  are  limited  in  right  of  payment  to  certain  collections  and recoveries  respecting the Mortgage Loans,  all as more  specifically  set forth herein and in the  Agreement.  In the event Master  Servicer funds are advanced with respect to any Mortgage
Loan,  such advance is  reimbursable  to the Master  Servicer,  to the extent  provided in the
Agreement,  from related  recoveries  on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

        As  provided in the  Agreement,  withdrawals  from the  Custodial  Account  and/or the
Certificate  Account created for the benefit of  Certificateholders  may be made by the Master
Servicer from time to time for purposes other than distributions to  Certificateholders,  such purposes including without  limitation  reimbursement to the Depositor and the Master Servicer of advances made, or certain expenses incurred, by either of them.

        The Agreement permits, with certain exceptions therein provided,  the amendment of the
Agreement and the  modification  of the rights and  obligations of the  Depositor,  the Master
Servicer and the Trustee and the rights of the  Certificateholders  under the  Agreement  from time to time by the  Depositor,  the Master  Servicer  and the Trustee with the consent of the
Holders  of  Certificates  evidencing  in the  aggregate  not less than 66% of the  Percentage
Interests of each Class of Certificates  affected  thereby.  Any such consent by the Holder of this  Certificate  shall be conclusive  and binding on such Holder and upon all future holders of this  Certificate  and of any  Certificate  issued upon the transfer  hereof or in exchange herefor  or in  lieu  hereof  whether  or not  notation  of such  consent  is  made  upon  the
Certificate.  The  Agreement  also  permits  the  amendment  thereof in certain  circumstances without  the  consent of the Holders of any of the  Certificates  and,  in certain  additional circumstances, without the consent of the Holders of certain Classes of Certificates.

        As provided in the  Agreement  and subject to certain  limitations  therein set forth, the transfer of this  Certificate is registrable  in the  Certificate  Register upon surrender of this Certificate for  registration of transfer at the offices or agencies  appointed by the
Trustee in St. Paul,  Minnesota,  duly  endorsed by, or  accompanied  by an  assignment in the form below or other  written  instrument of transfer in form  satisfactory  to the Trustee and the  Certificate  Registrar duly executed by the Holder hereof or such Holder's  attorney duly
authorized  in  writing,   and  there  upon  one  or  more  new   Certificates  of  authorized
denominations  evidencing the same Class and aggregate  Percentage  Interest will be issued to the designated transferee or transferees.

        The  Certificates  are issuable only as  registered  Certificates  without  coupons in
Classes and in  denominations  specified in the  Agreement.  As provided in the  Agreement and subject to certain  limitations  therein  set forth,  Certificates  are  exchangeable  for new
Certificates of authorized  denominations  evidencing the same Class and aggregate  Percentage
Interest, as requested by the Holder surrendering the same.

        No service charge will be made for any such registration of transfer or exchange,  but the Trustee may require  payment of a sum  sufficient  to cover any tax or other  governmental charge payable in connection therewith.

        The Depositor,  the Master Servicer,  the Trustee,  and the Certificate  Registrar and
any agent of the Depositor,  the Master  Servicer,  the Trustee or the  Certificate  Registrar
may treat the Person in whose name this  Certificate  is  registered  as the owner  hereof for all purposes,  and none of the Depositor,  the Master Servicer,  the Trustee or any such agent shall be affected by notice to the contrary.

        This  Certificate  shall be governed by and construed in  accordance  with the laws of the State of New York.

        The obligations  created by the Agreement in respect of the Certificates and the Trust
Fund created  thereby shall  terminate upon the payment to  Certificateholders  of all amounts held  by or on  behalf  of the  Trustee  and  required  to be paid  to  them  pursuant  to the
Agreement  following  the  earlier  of (i) the  maturity  or  other  liquidation  of the  last
Mortgage Loan subject  thereto or the  disposition of all property  acquired upon  foreclosure or deed in lieu of  foreclosure  of any Mortgage  Loan, and (ii) the purchase by the Holder of the Class SB  Certificates  or the Master  Servicer,  as described in the Agreement,  from the
Trust  Fund of all  remaining  Mortgage  Loans and all  property  acquired  in respect of such
Mortgage Loans or the  Certificates,  in either case thereby effecting early retirement of the
Certificates.  The  Agreement  permits,  but does not  require,  the  Holder  of the  Class SB
Certificates  or the Master  Servicer,  as described in the Agreement,  (i) to purchase,  at a price determined as provided in the Agreement,  all remaining  Mortgage Loans and all property acquired in respect of any Mortgage Loan or (ii) to  purchase in whole,  but not in part,  all of the  Certificates  from the  Holders  thereof,  provided,  that any such option may only be exercised if the Stated  Principal  Balance  before giving effect to the  distributions  to be made on such  Distribution  Date of the Mortgage Loans, as of the Distribution Date upon which the  proceeds of any such  purchase  are  distributed  is less than ten percent of the Cut-off
Date Balance.

        Unless the certificate of  authentication  hereon has been executed by the Certificate
Registrar,  by manual  signature,  this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

        IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

                                                   U.S. BANK NATIONAL ASSOCIATION,
                                                   as Trustee

                                                   By:........................................
                                                      Authorized Signatory

Dated:_____________________

                                CERTIFICATE OF AUTHENTICATION

        This is one of the Class B Certificates referred to in the within-mentioned Agreement.

                                                   U.S. BANK NATIONAL ASSOCIATION,
                                                   as Certificate Registrar

                                                   By:  _______________________________
                                                      Authorized Signatory

                                         ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto
___________________________________________________________________________________

(Please  print or  typewrite  name and  address  including  postal zip code of  assignee)  the beneficial  interest  evidenced  by the within Trust  Certificate  and hereby  authorizes  the transfer of  registration  of such  interest to  assignee on the  Certificate  Register of the
Trust Fund.

        I (We) further direct the  Certificate  Registrar to issue a new Certificate of a like denomination  and Class,  to the above named  assignee  and deliver  such  Certificate  to the following address:
________________________________________________________________________________

Dated:_____________________                        ____________________________________
                                                   Signature by or on behalf of assignor

                                                   ___________________________________
                                                   Signature Guaranteed

                                  DISTRIBUTION INSTRUCTIONS

        The assignee should include the following for purposes of distribution:

        Distributions  shall  be  made,  by  wire  transfer  or  otherwise,   in
immediately  available fund  to________________________________________  for the
account        of        _________________________         account        number
_____________________________     or,     if     mailed     by     check,     to
________________________.

        Applicable statements should be mailed to ________________________.

        This information is provided by __________________________, the assignee named above, or ______________________________, as its agent.

                                                                                     EXHIBIT C

                               FORM OF CLASS SB-[_] CERTIFICATE

        THIS  CERTIFICATE  IS  SUBORDINATED  IN RIGHT OF PAYMENT TO THE  CLASS A,  CLASS M AND
CLASS B CERTIFICATES AS DESCRIBED IN THE AGREEMENT (AS DEFINED HEREIN).

        SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES,  THIS CERTIFICATE IS A "REGULAR INTEREST"
IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED,  RESPECTIVELY,  IN
SECTIONS  860G AND 860D OF THE INTERNAL  REVENUE CODE OF 1986 (THE "CODE")  [COUPLED  WITH THE
RIGHT TO RECEIVE PAYMENTS UNDER THE YIELD MAINTENANCE AGREEMENT].

        THIS  CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED  UNDER THE SECURITIES ACT OF
1933, AS AMENDED,  OR THE  SECURITIES  LAWS OF ANY STATE AND MAY NOT BE RESOLD OR  TRANSFERRED
UNLESS  IT IS  REGISTERED  PURSUANT  TO SUCH  ACT  AND  LAWS  OR IS  SOLD  OR  TRANSFERRED  IN
TRANSACTIONS  WHICH ARE EXEMPT FROM  REGISTRATION  UNDER SUCH ACT AND UNDER  APPLICABLE  STATE
LAW AND IS  TRANSFERRED  IN ACCORDANCE  WITH THE PROVISIONS OF SECTION 5.02 OF THE POOLING AND
SERVICING AGREEMENT (THE "AGREEMENT").

        NO TRANSFER  OF THIS  CERTIFICATE  OR INTEREST  HEREIN MAY BE MADE BY A HOLDER OF THIS
CERTIFICATE  UNLESS  (1) THE  TRUSTEE SHALL HAVE RECEIVED AN OPINION OF COUNSEL  ACCEPTABLE TO
AND IN FORM AND SUBSTANCE  SATISFACTORY TO THE TRUSTEE,  THE DEPOSITOR AND THE MASTER SERVICER
TO THE  EFFECT  THAT  THE  PURCHASE  OR  HOLDING  OF THIS  CERTIFICATE  IS  PERMISSIBLE  UNDER
APPLICABLE LAW, WILL NOT CONSTITUTE OR RESULT IN ANY NON-EXEMPT  PROHIBITED  TRANSACTION UNDER
SECTION 406 OF THE EMPLOYEE  RETIREMENT  INCOME SECURITY ACT OF 1974 ("ERISA") OR SECTION 4975
OF THE CODE (OR  COMPARABLE  PROVISIONS OF ANY  SUBSEQUENT  ENACTMENTS),  AND WILL NOT SUBJECT
THE TRUSTEE,  THE DEPOSITOR OR THE MASTER  SERVICER TO ANY OBLIGATION OR LIABILITY  (INCLUDING
OBLIGATIONS  OR  LIABILITIES  UNDER  ERISA OR SECTION  4975 OF THE CODE) IN  ADDITION TO THOSE
UNDERTAKEN  IN THE  AGREEMENT,  WHICH  OPINION  OF  COUNSEL  SHALL  NOT BE AN  EXPENSE  OF THE
TRUSTEE,  THE DEPOSITOR OR THE MASTER SERVICER,  OR (2) THE PROSPECTIVE  TRANSFEREE SHALL HAVE
PROVIDED THE TRUSTEE,  THE  DEPOSITOR  AND THE MASTER  SERVICER  WITH A  CERTIFICATION  TO THE
EFFECT  SET FORTH IN THE  AGREEMENT,  OR SUCH OTHER  CERTIFICATIONS  AS THE  TRUSTEE  MAY DEEM
DESIRABLE  OR  NECESSARY IN ORDER TO  ESTABLISH  THAT SUCH  TRANSFEREE  OR THE PERSON IN WHOSE
NAME  SUCH  REGISTRATION  IS  REQUESTED  IS NOT AN  EMPLOYEE  BENEFIT  PLAN OR  OTHER  PLAN OR
ARRANGEMENT SUBJECT TO THE PROHIBITED  TRANSACTION  PROVISIONS OF ERISA OR SECTION 4975 OF THE
CODE,  OR ANY PERSON  (INCLUDING  AN INSURANCE  COMPANY  INVESTING  ITS GENERAL  ACCOUNTS,  AN
INVESTMENT  MANAGER,  A NAMED  FIDUCIARY  OR A TRUSTEE  OF ANY SUCH  PLAN) WHO IS USING  "PLAN
ASSETS" OF ANY SUCH PLAN TO EFFECT SUCH ACQUISITION.

CUSIP: _____________________                      Certificate No. SB-[__]-1
Date of Pooling and Servicing Agreement           Percentage Interest: 100.00%
and Cut-off Date:  June 1, 2005
First Distribution Date:  July 25, 2005           Aggregate Initial Notional Balance
                                                  of the Class SB-[_] Certificates:
                                                  $___________________________
Master Servicer:                                  Initial Notional Balance
Residential Funding Corporation                   of this Class SB-[_] Certificate:
                                                  $___________________________
Maturity Date:
__________ __, 20__

                 HOME EQUITY MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES
                                       SERIES 2005-KS6

               evidencing a percentage  interest in the distributions  allocable to the  Class SB-[_]  Certificates  with  respect to a Trust Fund consisting  primarily  of a pool  of  adjustable  interest  rate, first [and junior]  lien  mortgage  loans on one- to  four-family residential  properties  sold  by  RESIDENTIAL  ASSET  SECURITIES
               CORPORATION

        This  Certificate  is payable  solely from the assets of the Trust Fund,  and does not represent an  obligation  of or interest in  Residential  Asset  Securities  Corporation,  the
Master  Servicer,  the Trustee  referred  to below or any of their  affiliates.  Neither  this
Certificate  nor the underlying  Mortgage Loans are guaranteed or insured by any  governmental agency  or  instrumentality  or  by  Residential  Asset  Securities  Corporation,  the  Master
Servicer, the Trustee or any of their affiliates.  None of the Depositor,  the Master Servicer or any of their  affiliates  will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

        This certifies that  [__________] is the registered  owner of the Percentage  Interest evidenced  by this  Certificate  in  certain  distributions  with  respect  to the Trust  Fund consisting  primarily  of an  interest  in a pool of  adjustable  interest  rate,  first  lien mortgage  loans on one- to  four-family  residential  properties,  sold by  Residential  Asset
Securities   Corporation   (hereinafter  called  the  "Depositor,"  which  term  includes  any successor entity under the Agreement  referred to below).  The Trust Fund was created pursuant to a Pooling and Servicing  Agreement  dated as specified  above (the  "Agreement")  among the
Depositor,  the  Master  Servicer  and  U.S.  Bank  National  Association,   as  trustee  (the
"Trustee"),  a  summary  of  certain  of the  pertinent  provisions  of  which  is  set  forth hereafter.  To the extent not  defined  herein,  the  capitalized  terms used  herein have the meanings  assigned in the  Agreement.  This  Certificate is issued under and is subject to the terms,  provisions  and  conditions of the  Agreement,  to which  Agreement the Holder of this
Certificate by virtue of the acceptance hereof, assents and by which such Holder is bound.

        Pursuant to the terms of the Agreement,  a  distribution  will be made on the 25th day of each  month  or, if such 25th day is not a  Business  Day,  the  Business  Day  immediately following (the "Distribution Date"),  commencing as described in the Agreement,  to the Person in whose name this  Certificate  is  registered  at the close of business on the last Business
Day of the month  immediately  preceding the month of such  distribution  (the "Record Date"), from the  Available  Distribution  Amount in an amount equal to the product of the  Percentage
Interest  evidenced  by this  Certificate  and the amount of interest and  principal,  if any, required to be distributed to Holders of Class SB-[_] Certificates on such Distribution Date.

        Distributions  on this  Certificate  will be made either by the Master Servicer acting on  behalf of the  Trustee  or by a Paying  Agent  appointed  by the  Trustee  in  immediately available  funds (by wire  transfer  or  otherwise)  for the  account of the  Person  entitled thereto if such Person shall have so notified  the Master  Servicer or such Paying  Agent,  or by check  mailed to the  address  of the Person  entitled  thereto,  as such name and  address shall appear on the Certificate Register.

        Notwithstanding  the above,  the final  distribution on this  Certificate will be made after  due  notice  of the  pendency  of such  distribution  and only  upon  presentation  and surrender  of this  Certificate  at the office or agency  appointed  by the  Trustee  for that purpose in St. Paul,  Minnesota.  The Notional Amount of this  Class SB-[_]  Certificate as of
any  date  of  determination   will  be  calculated  as  described  in  the  Agreement.   This
Class SB-[_]  Certificate will accrue interest at the Pass-Through Rate on the Notional Amount as  indicated  in the  definition  of Accrued  Certificate  Interest  in the  Agreement.  This
Class SB-[_] Certificate will not accrue interest on its Certificate Principal Balance.

        No transfer of this  Certificate  will be made unless such transfer is exempt from the registration  requirements  of the  Securities  Act of 1933,  as amended,  and any  applicable state  securities  laws or is made in  accordance  with said Act and laws.  In the event  that such a transfer  is to be made,  (i) the  Trustee or the  Depositor  may require an opinion of counsel  acceptable  to and  in  form  and  substance  satisfactory  to the  Trustee  and  the
Depositor  that such transfer is exempt  (describing  the  applicable  exemption and the basis therefor) from or is being made pursuant to the  registration  requirements  of the Securities
Act of 1933, as amended,  and of any  applicable  statute of any state and (ii) the transferee shall  execute  an  investment  letter in the form  described  by the  Agreement.  The  Holder hereof  desiring to effect  such  transfer  shall,  and does hereby  agree to,  indemnify  the
Trustee,  the Depositor,  the Master Servicer and the Certificate  Registrar  acting on behalf of the Trustee  against any  liability  that may result if the transfer is not so exempt or is not made in accordance with such Federal and state laws.

        In the case of this  Certificate  being presented for  registration in the name of any
Person,  either (1) the Trustee shall require an Opinion of Counsel  acceptable to and in form and  substance  satisfactory  to the Trustee,  the  Depositor  and the Master  Servicer to the
effect that the purchase or holding of this  Certificate is permissible  under applicable law, will not constitute or result in any non-exempt  prohibited  transaction  under Section 406 of
ERISA or Section 4975 of the Code (or  comparable  provisions of any  subsequent  enactments), and will not subject the Trustee,  the Depositor or the Master  Servicer to any  obligation or liability  (including  obligations or liabilities  under ERISA or Section 4975 of the Code) in addition  to those  undertaken  in the  Agreement,  which  Opinion of Counsel  shall not be an expense  of the  Trustee,  the  Depositor  or the  Master  Servicer,  or  (2) the  prospective transferee  shall be required to provide the Trustee,  the Depositor  and the Master  Servicer
with a certification  to the effect set forth in the Agreement,  or such other  certifications as the Trustee may deem desirable or necessary in order to establish  that such  transferee or the Person in whose name such  registration  is requested  is not an employee  benefit plan or other  plan or  arrangement  subject  to the  prohibited  transaction  provisions  of ERISA or
Section  4975 of the Code,  or any  Person  (including  an  insurance  company  investing  its general  accounts,  an investment  manager,  a named  fiduciary or a trustee of any such plan)
who is using "plan assets" of any such plan to effect such acquisition.

        This Certificate is one of a duly authorized  issue of Certificates  issued in several
Classes  designated as Home Equity  Mortgage  Asset-Backed  Pass-Through  Certificates  of the
Series specified hereon (herein collectively called the "Certificates").

        The  Certificates  are  limited  in  right  of  payment  to  certain  collections  and recoveries  respecting the Mortgage Loans,  all as more  specifically  set forth herein and in the  Agreement.  In the event Master  Servicer funds are advanced with respect to any Mortgage
Loan,  such advance is  reimbursable  to the Master  Servicer,  to the extent  provided in the
Agreement,  from related  recoveries  on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

        As  provided in the  Agreement,  withdrawals  from the  Custodial  Account  and/or the
Certificate  Account  created  for  the  benefit  of  Certificateholders  may be  made  by the
Master   Servicer   from   time  to  time   for   purposes   other   than   distributions   to
Certificateholders,   such  purposes  including  without   limitation   reimbursement  to  the
Depositor and the Master Servicer of advances made, or certain  expenses  incurred,  by either of them.

        The Agreement permits, with certain exceptions therein provided,  the amendment of the
Agreement and the  modification  of the rights and  obligations of the  Depositor,  the Master
Servicer and the Trustee and the rights of the  Certificateholders  under the  Agreement  from time to time by the  Depositor,  the Master  Servicer  and the Trustee with the consent of the
Holders  of  Certificates  evidencing  in the  aggregate  not less than 66% of the  Percentage
Interests of each Class of  Certificates  affected thereby.  Any such consent by the Holder of this  Certificate  shall be conclusive  and binding on such Holder and upon all future holders of this  Certificate  and of any  Certificate  issued upon the transfer  hereof or in exchange herefor  or in  lieu  hereof  whether  or not  notation  of such  consent  is  made  upon  the
Certificate.  The  Agreement  also  permits  the  amendment  thereof in certain  circumstances without  the  consent of the Holders of any of the  Certificates  and,  in certain  additional circumstances, without the consent of the Holders of certain Classes of Certificates.

        As provided in the  Agreement  and subject to certain  limitations  therein set forth, the transfer of this  Certificate is registrable  in the  Certificate  Register upon surrender of this Certificate for  registration of transfer at the offices or agencies  appointed by the
Trustee in St. Paul,  Minnesota,  duly  endorsed by, or  accompanied  by an  assignment in the form below or other  written  instrument of transfer in form  satisfactory  to the Trustee and the  Certificate  Registrar duly executed by the Holder hereof or such Holder's  attorney duly
authorized  in  writing,   and  thereupon   one  or  more  new   Certificates   of  authorized
denominations  evidencing the same Class and  aggregate  Percentage Interest will be issued to the designated transferee or transferees.

        The  Certificates  are issuable only as  registered  Certificates  without  coupons in
Classes and in  denominations  specified in the  Agreement.  As provided in the  Agreement and subject to certain  limitations  therein  set forth,  Certificates  are  exchangeable  for new
Certificates of authorized  denominations  evidencing the same Class and aggregate  Percentage
Interest, as requested by the Holder surrendering the same.

        No service charge will be made for any such registration of transfer or exchange,  but the Trustee may require  payment of a sum  sufficient  to cover any tax or other  governmental charge payable in connection therewith.

        The Depositor,  the Master Servicer,  the Trustee,  the Certificate  Registrar and any
agent of the Depositor,  the Master  Servicer,  the Trustee or the  Certificate  Registrar may
treat the Person in whose name this  Certificate  is  registered  as the owner  hereof for all purposes,  and none of the  Depositor,  the  Master  Servicer,  the  Trustee or any such agent shall be affected by notice to the contrary.

        This  Certificate  shall be governed by and construed in  accordance  with the laws of the State of New York.

        The obligations  created by the Agreement in respect of the Certificates and the Trust
Fund created  thereby shall  terminate upon the payment to  Certificateholders  of all amounts held  by or on  behalf  of the  Trustee  and  required  to be paid  to  them  pursuant  to the
Agreement  following  the  earlier  of  (i) the  maturity  or  other  liquidation  of the last
Mortgage Loan subject  thereto or the  disposition of all property  acquired upon  foreclosure or deed in lieu of foreclosure  of any Mortgage  Loan, and (ii) the  purchase by the Holder of the Class SB  Certificates  or the Master  Servicer,  as described in the Agreement,  from the
Trust  Fund of all  remaining  Mortgage  Loans and all  property  acquired  in respect of such
Mortgage Loans or the  Certificates,  in either case thereby effecting early retirement of the
Certificates.  The  Agreement  permits,  but does not  require,  the  Holder  of the  Class SB
Certificates or the Master  Servicer,  as described in the Agreement,  (i) to  purchase,  at a price determined as provided in the Agreement,  all remaining  Mortgage Loans and all property acquired in respect of any Mortgage Loan or (ii) to  purchase in whole,  but not in part,  all of the  Certificates  from the  Holders  thereof,  provided,  that any such option may only be exercised if the Stated  Principal  Balance  before giving effect to the  distributions  to be made on such  Distribution  Date of the Mortgage Loans, as of the Distribution Date upon which the  proceeds of any such  purchase  are  distributed  is less than ten percent of the Cut-off
Date Balance.

        Unless the certificate of  authentication  hereon has been executed by the Certificate
Registrar by manual  signature,  this  Certificate  shall not be entitled to any benefit under the Agreement or be valid for any purpose.

        IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

                                                   U.S. BANK NATIONAL ASSOCIATION,
                                                   as Trustee

                                                   By:........................................
                                                      Authorized Signatory

Dated:_____________________

                                CERTIFICATE OF AUTHENTICATION

        This  is one of the  Class SB-[_]  Certificates  referred  to in the  within-mentioned
Agreement.

                                                   U.S. BANK NATIONAL ASSOCIATION,
                                                   as Certificate Registrar

                                                   By:  _______________________________
                                                      Authorized Signatory

                                         ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto
___________________________________________________________________________________

(Please  print or  typewrite  name and  address  including  postal zip code of  assignee)  the beneficial  interest  evidenced  by the within Trust  Certificate  and hereby  authorizes  the transfer of  registration  of such  interest to  assignee on the  Certificate  Register of the
Trust Fund.

        I (We) further direct the  Certificate  Registrar to issue a new Certificate of a like denomination  and Class,  to the above named  assignee  and deliver  such  Certificate  to the following address:
________________________________________________________________________________

Dated:_____________________                        ____________________________________
                                                   Signature by or on behalf of assignor

                                                   ___________________________________
                                                   Signature Guaranteed

                                  DISTRIBUTION INSTRUCTIONS

        The assignee should include the following for purposes of distribution:

        Distributions  shall  be  made,  by  wire  transfer  or  otherwise,   in
immediately  available fund  to________________________________________  for the
account        of        _________________________         account        number
_____________________________     or,     if     mailed     by     check,     to
________________________.

        Applicable statements should be mailed to ________________________.

        This information is provided by __________________________, the assignee named above, or ______________________________, as its agent.

                                                                                     EXHIBIT D

                               FORM OF CLASS R-[_] CERTIFICATE

        THE  CLASS R-[_]  CERTIFICATE  WILL  NOT BE  ENTITLED  TO  PAYMENTS  CONSTITUTING  THE
AVAILABLE  DISTRIBUTION  AMOUNT  UNTIL SUCH TIME AS  DESCRIBED  IN THE POOLING  AND  SERVICING
AGREEMENT REFERRED TO HEREIN (THE "AGREEMENT").

        THIS  CLASS R-[_]  CERTIFICATE  IS SUBORDINATE  TO THE CLASS A,  CLASS M,  CLASS B AND
CLASS SB CERTIFICATES, TO THE EXTENT DESCRIBED HEREIN AND IN THE AGREEMENT.

        THIS CERTIFICATE MAY NOT BE HELD BY OR TRANSFERRED TO A NON-UNITED  STATES PERSON OR A
DISQUALIFIED ORGANIZATION (AS DEFINED BELOW).

        SOLELY  FOR  U.S.  FEDERAL  INCOME  TAX  PURPOSES,  THIS  CERTIFICATE  IS A  "RESIDUAL
INTEREST"  IN A "REAL  ESTATE  MORTGAGE  INVESTMENT  CONDUIT"  AS  THOSE  TERMS  ARE  DEFINED,
RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE").

        THIS  CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED  UNDER THE SECURITIES ACT OF
1933, AS AMENDED,  OR THE  SECURITIES  LAWS OF ANY STATE AND MAY NOT BE RESOLD OR  TRANSFERRED
UNLESS  IT IS  REGISTERED  PURSUANT  TO SUCH  ACT  AND  LAWS  OR IS  SOLD  OR  TRANSFERRED  IN
TRANSACTIONS  WHICH ARE EXEMPT FROM  REGISTRATION  UNDER SUCH ACT AND UNDER  APPLICABLE  STATE
LAW AND IS  TRANSFERRED  IN ACCORDANCE  WITH THE PROVISIONS OF SECTION 5.02 OF THE POOLING AND
SERVICING AGREEMENT (THE "AGREEMENT").

        NO TRANSFER  OF THIS  CERTIFICATE  OR INTEREST  HEREIN MAY BE MADE BY A HOLDER OF THIS
CERTIFICATE  UNLESS  (1) THE  TRUSTEE SHALL HAVE RECEIVED AN OPINION OF COUNSEL  ACCEPTABLE TO
AND IN FORM AND SUBSTANCE  SATISFACTORY TO THE TRUSTEE,  THE DEPOSITOR AND THE MASTER SERVICER
TO THE  EFFECT  THAT  THE  PURCHASE  OR  HOLDING  OF THIS  CERTIFICATE  IS  PERMISSIBLE  UNDER
APPLICABLE LAW, WILL NOT CONSTITUTE OR RESULT IN ANY NON-EXEMPT  PROHIBITED  TRANSACTION UNDER
SECTION 406 OF THE EMPLOYEE  RETIREMENT  INCOME SECURITY ACT OF 1974 ("ERISA") OR SECTION 4975
OF THE CODE (OR  COMPARABLE  PROVISIONS OF ANY  SUBSEQUENT  ENACTMENTS),  AND WILL NOT SUBJECT
THE TRUSTEE,  THE DEPOSITOR OR THE MASTER  SERVICER TO ANY OBLIGATION OR LIABILITY  (INCLUDING
OBLIGATIONS  OR  LIABILITIES  UNDER  ERISA OR SECTION  4975 OF THE CODE) IN  ADDITION TO THOSE
UNDERTAKEN  IN THE  AGREEMENT,  WHICH  OPINION  OF  COUNSEL  SHALL  NOT BE AN  EXPENSE  OF THE
TRUSTEE,  THE DEPOSITOR OR THE MASTER SERVICER,  OR (2) THE PROSPECTIVE  TRANSFEREE SHALL HAVE
PROVIDED THE TRUSTEE,  THE  DEPOSITOR  AND THE MASTER  SERVICER  WITH A  CERTIFICATION  TO THE
EFFECT  SET FORTH IN THE  AGREEMENT,  OR SUCH OTHER  CERTIFICATIONS  AS THE  TRUSTEE  MAY DEEM
DESIRABLE  OR  NECESSARY IN ORDER TO  ESTABLISH  THAT SUCH  TRANSFEREE  OR THE PERSON IN WHOSE
NAME  SUCH  REGISTRATION  IS  REQUESTED  IS NOT AN  EMPLOYEE  BENEFIT  PLAN OR  OTHER  PLAN OR
ARRANGEMENT SUBJECT TO THE PROHIBITED  TRANSACTION  PROVISIONS OF ERISA OR SECTION 4975 OF THE
CODE,  OR ANY PERSON  (INCLUDING  AN INSURANCE  COMPANY  INVESTING  ITS GENERAL  ACCOUNTS,  AN
INVESTMENT  MANAGER,  A NAMED  FIDUCIARY  OR A TRUSTEE  OF ANY SUCH  PLAN) WHO IS USING  "PLAN
ASSETS" OF ANY SUCH PLAN TO EFFECT SUCH ACQUISITION.

        ANY RESALE,  TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE MAY BE MADE ONLY IF THE
PROPOSED  TRANSFEREE  PROVIDES A TRANSFER  AFFIDAVIT  TO THE MASTER  SERVICER  AND THE TRUSTEE
THAT (1) SUCH  TRANSFEREE IS NOT (A) THE  UNITED  STATES,  ANY STATE OR POLITICAL  SUBDIVISION
THEREOF,  ANY POSSESSION OF THE UNITED STATES, OR ANY AGENCY OR  INSTRUMENTALITY OF ANY OF THE
FOREGOING (OTHER THAN AN  INSTRUMENTALITY  WHICH IS A CORPORATION IF ALL OF ITS ACTIVITIES ARE
SUBJECT TO TAX AND EXCEPT  FOR  FREDDIE  MAC,  A  MAJORITY  OF ITS BOARD OF  DIRECTORS  IS NOT
SELECTED  BY  SUCH   GOVERNMENTAL   UNIT),   (B) A  FOREIGN   GOVERNMENT,   ANY  INTERNATIONAL
ORGANIZATION,   OR  ANY  AGENCY  OR  INSTRUMENTALITY  OF  EITHER  OF  THE  FOREGOING,  (C) ANY
ORGANIZATION (OTHER THAN CERTAIN FARMERS'  COOPERATIVES  DESCRIBED IN SECTION 521 OF THE CODE)
WHICH IS EXEMPT  FROM THE TAX IMPOSED BY CHAPTER 1 OF THE CODE  UNLESS  SUCH  ORGANIZATION  IS
SUBJECT TO THE TAX  IMPOSED BY SECTION 511 OF THE CODE  (INCLUDING  THE TAX IMPOSED BY SECTION
511 OF THE CODE ON UNRELATED  BUSINESS  TAXABLE  INCOME),  (D) RURAL  ELECTRIC  AND  TELEPHONE
COOPERATIVES   DESCRIBED  IN   SECTION 1381(A)(2)(C)   OF  THE  CODE,  (E) AN  ELECTING  LARGE
PARTNERSHIP  UNDER  SECTION  775(A) OF THE CODE (ANY SUCH PERSON  DESCRIBED  IN THE  FOREGOING
CLAUSES  (A),   (B),   (C),  (D)  OR  (E)  BEING  HEREIN   REFERRED  TO  AS  A   "DISQUALIFIED
ORGANIZATION"),  OR (F) AN  AGENT  OF A  DISQUALIFIED  ORGANIZATION,  (2) NO  PURPOSE  OF SUCH
TRANSFER IS TO IMPEDE THE  ASSESSMENT OR COLLECTION OF TAX AND (3) SUCH  TRANSFEREE  SATISFIES
CERTAIN  ADDITIONAL   CONDITIONS   RELATING  TO  THE  FINANCIAL   CONDITION  OF  THE  PROPOSED
TRANSFEREE.  NOTWITHSTANDING  THE  REGISTRATION IN THE  CERTIFICATE  REGISTER OR ANY TRANSFER,
SALE OR OTHER  DISPOSITION OF THIS  CERTIFICATE TO A DISQUALIFIED  ORGANIZATION OR AN AGENT OF
A  DISQUALIFIED  ORGANIZATION,  SUCH  REGISTRATION  SHALL BE DEEMED TO BE OF NO LEGAL FORCE OR
EFFECT  WHATSOEVER  AND SUCH  PERSON  SHALL NOT BE DEEMED  TO BE A  CERTIFICATEHOLDER  FOR ANY
PURPOSE  HEREUNDER,  INCLUDING,  BUT NOT  LIMITED  TO, THE  RECEIPT OF  DISTRIBUTIONS  ON THIS
CERTIFICATE.  EACH HOLDER OF THIS  CERTIFICATE  BY  ACCEPTANCE  OF THIS  CERTIFICATE  SHALL BE
DEEMED TO HAVE CONSENTED TO THE PROVISIONS OF THIS PARAGRAPH.

Certificate No. R-[__]-1                          Percentage Interest: 100.00%

Date of Pooling and Servicing Agreement           Master Servicer:
and Cut-off Date:  June 1, 2005                   Residential Funding Corporation

                 HOME EQUITY MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES
                                       SERIES 2005-KS6

               evidencing a percentage  interest in the distributions  allocable to the  Class R-[_]  Certificates  with  respect  to a Trust Fund consisting  primarily  of mortgage  loans on one- to  four-family residential  properties  sold  by  RESIDENTIAL  ASSET  SECURITIES
               CORPORATION

        This  Certificate  is  payable  solely  from the assets of the Trust Fund and does not represent an  obligation  of or interest in  Residential  Asset  Securities  Corporation,  the
Master  Servicer,  the Trustee  referred  to below or any of their  affiliates.  Neither  this
Certificate  nor the underlying  Mortgage Loans are guaranteed or insured by any  governmental agency  or  instrumentality  or  by  Residential  Asset  Securities  Corporation,  the  Master
Servicer, the Trustee or any of their affiliates.  None of the Depositor,  the Master Servicer or any of their  affiliates  will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

        This certifies that [Residential  Funding  Corporation] is the registered owner of the
Percentage  Interest  evidenced by this Certificate in certain  distributions  with respect to the Trust Fund consisting  primarily of a pool of adjustable  rate,  first lien mortgage loans on one- to four-family  residential  properties  (the "Mortgage  Loans"),  sold by Residential
Asset Securities  Corporation  (hereinafter  called the  "Depositor,"  which term includes any successor entity under the Agreement  referred to below).  The Trust Fund was created pursuant to a Pooling and  Servicing  Agreement  dated as specified  above (the  "Agreement)  among the
Depositor,  the  Master  Servicer  and  U.S.  Bank  National  Association,   as  trustee  (the
"Trustee"),  a summary of certain of the pertinent provisions of which is set forth hereafter.
To the extent  not  defined  herein,  the  capitalized  terms used  herein  have the  meanings assigned  in the  Agreement.  This  Certificate  is issued  under and is subject to the terms,
provisions  and  conditions  of  the  Agreement,   to  which  Agreement  the  Holder  of  this
Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

        Pursuant to the terms of the Agreement,  a  distribution  will be made on the 25th day of each  month  or, if such 25th day is not a  Business  Day,  the  Business  Day  immediately following (the "Distribution Date"),  commencing as described in the Agreement,  to the Person in whose name this  Certificate  is  registered  at the close of business on the last Business
Day of the month  immediately  preceding the month of such  distribution  (the "Record Date"), from the  related  Available  Distribution  Amount in an amount  equal to the  product  of the
Percentage  Interest  evidenced by this Certificate and, the amount of interest and principal, if any,  required  to be  distributed  to the  Holders  of  Class R-[_]  Certificates  on such
Distribution Date.

        Each  Holder of this  Certificate  will be  deemed  to have  agreed to be bound by the restrictions  set  forth in the  Agreement  to the  effect  that (i) each  person  holding  or acquiring  any  Ownership  Interest in this  Certificate  must be a United States Person and a
Permitted  Transferee,  (ii) the transfer of any Ownership  Interest in this  Certificate will be  conditioned  upon the delivery to the Trustee of, among other things,  an affidavit to the effect that it is a United  States  Person and  Permitted  Transferee,  (ii) any  attempted or purported  transfer  of any  Ownership  Interest  in this  Certificate  in  violation  of such restrictions  will be  absolutely  null  and void and will  vest no  rights  in the  purported transferee,  and  (iv) if any  person  other  than a  United  States  Person  and a  Permitted
Transferee  acquires  any  Ownership  Interest  in  this  Certificate  in  violation  of  such restrictions,  then the  Master  Servicer  will have the  right,  in its sole  discretion  and without  notice to the Holder of this  Certificate,  to sell this  Certificate  to a purchaser selected  by  the  Master  Servicer,  which  purchaser  may  be the  Master  Servicer,  or any affiliate of the Master  Servicer,  on such terms and  conditions  as the Master  Servicer may choose.

        Notwithstanding  the above,  the final  distribution on this  Certificate will be made after  due  notice  of the  pendency  of such  distribution  and only  upon  presentation  and surrender  of this  Certificate  at the office or agency  appointed  by the  Trustee  for that purpose  in  St.  Paul,  Minnesota.  The  Holder  of  this  Certificate  may  have  additional obligations with respect to this Certificate, including tax liabilities.

        No  transfer of this  Class R-[_]  Certificate  will be made  unless such  transfer is exempt from the registration  requirements of the Securities Act of 1933, as amended,  and any applicable  state  securities  laws or is made in  accordance  with said Act and laws.  In the event that such a transfer  is to be made,  (i) the  Trustee or the  Depositor  may require an opinion of counsel  acceptable  to and in form and substance  satisfactory  to the Trustee and the  Depositor  that such  transfer is exempt  (describing  the  applicable  exemption and the basis  therefor)  from or is being  made  pursuant  to the  registration  requirements  of the
Securities Act of 1933, as amended,  and of any  applicable  statute of any state and (ii) the transferee  shall execute an investment  letter in the form  described by the  Agreement.  The
Holder hereof  desiring to effect such  transfer  shall,  and does hereby agree to,  indemnify the Trustee,  the  Depositor,  the Master  Servicer and the  Certificate  Registrar  acting on behalf of the Trustee  against any liability  that may result if the transfer is not so exempt or is not made in accordance with such Federal and state laws.

        In the case of this  Certificate  being presented for  registration in the name of any
Person,  either (1) the Trustee shall require an Opinion of Counsel  acceptable to and in form and  substance  satisfactory  to the Trustee,  the  Depositor  and the Master  Servicer to the
effect that the purchase or holding of this  Certificate is permissible  under applicable law, will not constitute or result in any non-exempt  prohibited  transaction  under Section 406 of
ERISA or Section 4975 of the Code (or  comparable  provisions of any  subsequent  enactments), and will not subject the Trustee,  the Depositor or the Master  Servicer to any  obligation or liability  (including  obligations or liabilities  under ERISA or Section 4975 of the Code) in addition  to those  undertaken  in the  Agreement,  which  Opinion of Counsel  shall not be an expense  of the  Trustee,  the  Depositor  or the  Master  Servicer,  or  (2) the  prospective transferee  shall be required to provide the Trustee,  the Depositor  and the Master  Servicer
with a certification  to the effect set forth in the Agreement,  or such other  certifications as the Trustee may deem desirable or necessary in order to establish  that such  transferee or the Person in whose name such  registration  is requested  is not an employee  benefit plan or other  plan or  arrangement  subject  to the  prohibited  transaction  provisions  of ERISA or
Section  4975 of the Code,  or any  Person  (including  an  insurance  company  investing  its general  accounts,  an investment  manager,  a named  fiduciary or a trustee of any such plan)
who is using "plan assets" of any such plan to effect such acquisition.

        This Certificate is one of a duly authorized  issue of Certificates  issued in several
Classes  designated as Home Equity  Mortgage  Asset-Backed  Pass-Through  Certificates  of the
Series specified hereon (herein collectively called the "Certificates").

        The  Certificates  are  limited  in  right  of  payment  to  certain  collections  and recoveries  respecting the Mortgage Loans,  all as more  specifically  set forth herein and in the  Agreement.  In the event Master  Servicer funds are advanced with respect to any Mortgage
Loan,  such advance is  reimbursable  to the Master  Servicer,  to the extent  provided in the
Agreement,  from related  recoveries  on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

        As  provided in the  Agreement,  withdrawals  from the  Custodial  Account  and/or the
Certificate  Account  created  for  the  benefit  of  Certificateholders  may be  made  by the
Master   Servicer   from   time  to  time   for   purposes   other   than   distributions   to
Certificateholders,   such  purposes  including  without   limitation   reimbursement  to  the
Depositor and the Master Servicer of advances made, or certain  expenses  incurred,  by either of them.

        The Agreement permits, with certain exceptions therein provided,  the amendment of the
Agreement and the  modification  of the rights and  obligations of the  Depositor,  the Master
Servicer and the Trustee and the rights of the  Certificateholders  under the  Agreement  from time to time by the  Depositor,  the Master  Servicer  and the Trustee with the consent of the
Holders  of  Certificates  evidencing  in the  aggregate  not less than 66% of the  Percentage
Interests of each Class of  Certificates  affected thereby.  Any such consent by the Holder of this  Certificate  shall be conclusive  and binding on such Holder and upon all future holders of this  Certificate  and of any  Certificate  issued upon the transfer  hereof or in exchange herefor  or in  lieu  hereof  whether  or not  notation  of such  consent  is  made  upon  the
Certificate.  The  Agreement  also  permits  the  amendment  thereof in certain  circumstances without  the  consent of the Holders of any of the  Certificates  and,  in certain  additional circumstances, without the consent of the Holders of certain Classes of Certificates.

        As provided in the  Agreement  and subject to certain  limitations  therein set forth, the transfer of this  Certificate is registrable  in the  Certificate  Register upon surrender of this Certificate for  registration of transfer at the offices or agencies  appointed by the
Trustee in St. Paul,  Minnesota,  duly  endorsed by, or  accompanied  by an  assignment in the form below or other  written  instrument of transfer in form  satisfactory  to the Trustee and the  Certificate  Registrar duly executed by the Holder hereof or such Holder's  attorney duly
authorized  in  writing,   and  thereupon   one  or  more  new   Certificates   of  authorized
denominations  evidencing the same Class and  aggregate  Percentage Interest will be issued to the designated transferee or transferees.

        The  Certificates  are issuable only as  registered  Certificates  without  coupons in
Classes and in  denominations  specified in the  Agreement.  As provided in the  Agreement and subject to certain  limitations  therein  set forth,  Certificates  are  exchangeable  for new
Certificates of authorized  denominations  evidencing the same Class and aggregate  Percentage
Interest, as requested by the  Holder surrendering the same.

        No service charge will be made for any such registration of transfer or exchange,  but the Trustee may require  payment of a sum  sufficient  to cover any tax or other  governmental charge payable in connection therewith.

        The Depositor,  the Master Servicer,  the Trustee,  the Certificate  Registrar and any
agent of the Depositor,  the Master  Servicer,  the Trustee or the  Certificate  Registrar may
treat the Person in whose name this  Certificate  is  registered  as the owner  hereof for all purposes,  and none of the  Depositor,  the  Master  Servicer,  the  Trustee or any such agent shall be affected by notice to the contrary.

        This  Certificate  shall be governed by and construed in  accordance  with the laws of the State of New York.

        The obligations  created by the Agreement in respect of the Certificates and the Trust
Fund created  thereby shall  terminate upon the payment to  Certificateholders  of all amounts held  by or on  behalf  of the  Trustee  and  required  to be paid  to  them  pursuant  to the
Agreement.

        Unless the certificate of  authentication  hereon has been executed by the Certificate
Registrar,  by manual  signature,  this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

        IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

                                                   U.S. BANK NATIONAL ASSOCIATION,
                                                   as Trustee

                                                   By:........................................
                                                      Authorized Signatory

Dated:_____________________

                                CERTIFICATE OF AUTHENTICATION

        This  is one of  the  Class R-[_]  Certificates  referred  to in the  within-mentioned
Agreement.

                                                   U.S. BANK NATIONAL ASSOCIATION,
                                                   as Certificate Registrar

                                                   By:  _______________________________
                                                      Authorized Signatory

                                         ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto
___________________________________________________________________________________

(Please  print or  typewrite  name and  address  including  postal zip code of  assignee)  the beneficial  interest  evidenced  by the within Trust  Certificate  and hereby  authorizes  the transfer of  registration  of such  interest to  assignee on the  Certificate  Register of the
Trust Fund.

        I (We) further direct the  Certificate  Registrar to issue a new Certificate of a like denomination  and Class,  to the above named  assignee  and deliver  such  Certificate  to the following address:
________________________________________________________________________________

Dated:_____________________                        ____________________________________
                                                   Signature by or on behalf of assignor

                                                   ___________________________________
                                                   Signature Guaranteed

                                  DISTRIBUTION INSTRUCTIONS

        The assignee should include the following for purposes of distribution:

        Distributions  shall  be  made,  by  wire  transfer  or  otherwise,   in
immediately  available fund  to________________________________________  for the
account        of        _________________________         account        number
_____________________________     or,     if     mailed     by     check,     to
________________________.

        Applicable statements should be mailed to ________________________.

        This information is provided by __________________________, the assignee named above, or ______________________________, as its agent.

                                                                                     EXHIBIT E

                                 FORM OF CUSTODIAL AGREEMENT

               THIS CUSTODIAL  AGREEMENT (as amended and  supplemented  from time to time, the
"Agreement"),  dated as of June 1,  2005,  by and among U.S.  BANK  NATIONAL  ASSOCIATION,  as trustee  (including its successors under the Pooling  Agreement defined below, the "Trustee"),
RESIDENTIAL  ASSET  SECURITIES  CORPORATION,  as  company  (together  with  any  successor  in interest, the "Company"),  RESIDENTIAL FUNDING CORPORATION,  as master servicer (together with any  successor in interest or successor  under the Pooling  Agreement  referred to below,  the
"Master Servicer") and WELLS FARGO BANK,  NATIONAL  ASSOCIATION,  as custodian  (together with any successor in interest or any successor appointed hereunder, the "Custodian").

                                 W I T N E S S E T H T H A T:

               WHEREAS, the Company, the Master Servicer,  and the Trustee have entered into a
Pooling  and  Servicing  Agreement,  dated as of June 1, 2005,  relating  to the  issuance  of
Residential  Asset  Securities  Corporation,  Home Equity Mortgage  Asset-Backed  Pass-Through
Certificates,  Series  2005-KS6  (as in effect on the date of this  Agreement,  the  "Original
Pooling  Agreement,"  and as  amended  and  supplemented  from  time  to  time,  the  "Pooling
Agreement"); and

               WHEREAS,  the  Custodian  has  agreed to act as agent for the  Trustee  for the purposes of receiving and holding  certain  documents and other  instruments  delivered by the
Company  and the  Master  Servicer  under  the  Pooling  Agreement,  all  upon the  terms  and conditions and subject to the limitations hereinafter set forth;

               NOW,  THEREFORE,  in consideration of the premises and the mutual covenants and agreements  hereinafter  set forth,  the  Trustee,  the Company,  the Master  Servicer and the
Custodian hereby agree as follows:

ARTICLE I......

                                         Definitions

               Capitalized  terms used in this Agreement and not defined herein shall have the meanings  assigned  in the  Original  Pooling  Agreement,  unless  otherwise  required  by the context herein.

ARTICLE II.....

                                Custody of Mortgage Documents

Section 2.1....Custodian to Act as Agent:  Acceptance of Mortgage  Files.  The Company and the
Master  Servicer hereby direct the Trustee to appoint Wells Fargo Bank,  National  Association as the Custodian  hereunder.  The Custodian,  as the duly  appointed  agent of the Trustee for these  purposes,  acknowledges  receipt of the Mortgage  Files  relating to the Mortgage Loans identified on the schedule  attached hereto (the "Mortgage  Files") and declares that it holds and will hold the Mortgage Files as agent for the Trustee,  in trust,  for the use and benefit of all present and future Certificateholders.

Section 2.2....Recordation  of  Assignments.  If  any  Mortgage  File  includes  one  or  more assignments of the related  Mortgage  Loans to the Trustee that have not been  recorded,  each such  assignment  shall be  delivered  by the  Custodian  to the  Company  for the  purpose of recording it in the appropriate public office for real property records,  and the Company,  at no expense to the Custodian,  shall promptly  cause to be recorded in the  appropriate  public office for real property  records each such  assignment  and,  upon receipt  thereof from such public office, shall return each such assignment to the Custodian.

Section 2.3....Review of Mortgage Files.

(a)     On or prior to the  Closing  Date,  the  Custodian  shall  deliver  to the  Trustee an
Initial  Certification in the form annexed hereto as Annex I evidencing  receipt of a Mortgage
File for each  Mortgage  Loan  listed on the  Schedule  attached  hereto (the  "Mortgage  Loan
Schedule").  The parties hereto  acknowledge that certain documents  referred to in Subsection
2.01(b)(i)  of the Pooling  Agreement  may be missing on or prior to the Closing Date and such missing documents shall be listed on Schedule A to Annex I.

(b)     Within 90 days after the  closing  date,  the  Custodian  agrees,  for the  benefit of
Certificateholders,  to  review in  accordance  with the  provisions  of  Section  2.02 of the
Pooling  Agreement  each Mortgage File and to deliver to the Trustee an Interim  Certification in the form  annexed  hereto  as Annex II to the  effect  that all  documents  required  to be delivered  pursuant  to Section  2.01 (b) of the  Pooling  Agreement  have been  executed  and received and that such  documents  relate to the  Mortgage  Loans  identified  on the Mortgage
Loan  Schedule,  except for any  exceptions  listed on  Schedule A  attached  to such  Interim
Certification.  For  purposes of such  review,  the  Custodian  shall  compare  the  following information  in each  Mortgage  File to the  corresponding  information  in the Mortgage  Loan
Schedule:  (i) the loan  number,  (ii) the  borrower  name and  (iii) the  original  principal balance.  In the event that any Mortgage Note or Assignment of Mortgage has been  delivered to the  Custodian  by the Company in blank,  the  Custodian,  upon the  direction of the Company, shall cause each such  Mortgage  Note to be  endorsed to the Trustee and each such  Assignment of  Mortgage  to be  completed  in the name of the  Trustee  prior  to the date on which  such
Interim  Certification  is  delivered  to the  Trustee.  Within  45  days  of  receipt  of the documents required to be delivered  pursuant to Section 2.01(c) of the Pooling Agreement,  the
Custodian  agrees,  for the benefit of the  Certificateholders,  to review each document,  and upon the written  request of the  Trustee to deliver to the  Trustee an updated  Schedule A to the Interim  Certification.  The  Custodian  shall be under no duty or  obligation to inspect, review or examine  said  documents,  instruments,  certificates  or other  papers to determine that the same are genuine,  enforceable,  or appropriate for the  represented  purpose or that they have  actually  been  recorded  or that they are other  than what they  purport  to be on their  face,  or that the MIN is  accurate.  If in  performing  the  review  required  by this
Section 2.3 the Custodian  finds any document or documents  constituting  a part of a Mortgage
File to be  missing  or  defective  in  respect of the items  reviewed  as  described  in this
Section 2.3(b),  the Custodian  shall promptly so notify the Company,  the Master Servicer and the Trustee.

(c)     Upon  receipt of all  documents  required to be in the  Mortgage  Files the  Custodian shall  deliver to the Trustee a Final  Certification  in the form annexed  hereto as Annex III evidencing the completeness of the Mortgage Files.

               Upon receipt of written  request  from the  Trustee,  the Company or the Master
Servicer,  the Custodian  shall as soon as  practicable  supply the Trustee with a list of all of the documents  relating to the Mortgage Loans required to be delivered  pursuant to Section
2.01 (b) of the Pooling Agreement not then contained in the Mortgage Files.

Section 2.4....Notification of Breaches of  Representations  and Warranties.  If the Custodian
discovers,  in the course of performing its custodial functions,  a breach of a representation or warranty made by the Master  Servicer or the Company as set forth in the Pooling  Agreement with respect to a Mortgage Loan relating to a Mortgage File,  the Custodian  shall give prompt written notice to the Company, the Master Servicer and the Trustee.

Section 2.5....Custodian to  Cooperate:  Release of Mortgage  Files.  Upon the  repurchase  or substitution  of any Mortgage Loan pursuant to Article II of the Pooling  Agreement or payment in full of any Mortgage  Loan, or the receipt by the Master  Servicer of a  notification  that payment  in full  will be  escrowed  in a manner  customary  for  such  purposes,  the  Master
Servicer shall  immediately  notify the Custodian by delivering to the Custodian a Request for
Release (in the form of Annex IV attached  hereto or a mutually  acceptable  electronic  form)
and shall request delivery to it of the Mortgage File. The Custodian  agrees,  upon receipt of such Request for  Release,  promptly to release to the Master  Servicer  the related  Mortgage
File.  Upon receipt of a Request for Release from the Master  Servicer,  signed by a Servicing
Officer,  that (i) the  Master  Servicer  or a  Subservicer,  as the  case may be,  has made a deposit  into the  Certificate  Account in payment for the  purchase  of the related  Mortgage
Loan in an amount equal to the Purchase  Price for such  Mortgage Loan or (ii) the Company has chosen to  substitute  a  Qualified  Substitute  Mortgage  Loan for such  Mortgage  Loan,  the
Custodian  shall  release to the Master  Servicer  the related  Mortgage  File.  Upon  written notification  of a  substitution,  the Master  Servicer shall deliver to the Custodian and the
Custodian  agrees to accept the Mortgage Note and other  documents  constituting  the Mortgage
File  with  respect  to  any  Qualified  Substitute  Mortgage  Loan,  upon  receiving  written notification from the Master Servicer of such substitution.

               From time to time as is appropriate  for the servicing or  foreclosures  of any
Mortgage Loan, including,  for this purpose,  collection under any Primary Insurance Policy or any Mortgage  Pool  Insurance  Policy,  the Master  Servicer  shall deliver to the Custodian a
Request  for  Release  certifying  as to the  reason  for such  release.  Upon  receipt of the foregoing,  the  Custodian  shall  deliver the  Mortgage  File or such  document to the Master
Servicer.  The Master  Servicer  shall cause each  Mortgage  File or any  document  therein so released to be  returned to the  Custodian  when the need  therefor by the Master  Servicer no longer exists,  unless (i) the Mortgage Loan has been liquidated and the Liquidation  Proceeds relating  to the  Mortgage  Loan have been  deposited  in the  Custodial  Account  or (ii) the
Mortgage File or such document has been  delivered to an attorney,  or to a public  trustee or other  public  official as required by law,  for  purposes  of  initiating  or pursuing  legal action or other  proceedings for the foreclosure of the Mortgaged  Property either  judicially or  non-judicially,  and the Master Servicer has delivered to the Custodian an updated Request for  Release  signed by a  Servicing  Officer  certifying  as to the name and  address  of the
Person  to which  such  Mortgage  File or such  document  was  delivered  and the  purpose  or purposes of such  delivery.  Immediately  upon  receipt of any Mortgage  File  returned to the
Custodian by the Master Servicer,  the Custodian shall deliver a signed  acknowledgment to the
Master Servicer, confirming receipt of such Mortgage File.

               Upon the request of the Master Servicer,  the Custodian will send to the Master
Servicer copies of any documents contained in the Mortgage File.

Section 2.6....Assumption   Agreements.   In  the  event  that  any  assumption  agreement  or
substitution  of  liability  agreement  is  entered  into with  respect to any  Mortgage  Loan subject  to this  Agreement  in  accordance  with the  terms  and  provisions  of the  Pooling
Agreement,   the  Master   Servicer  shall  notify  the  Custodian  that  such  assumption  or substitution  agreement  has been  completed by  forwarding  to the  Custodian the original of such assumption or substitution  agreement,  which shall be added to the related Mortgage File and, for all  purposes,  shall be  considered a part of such  Mortgage File to the same extent as all other documents and instruments constituting parts thereof.

ARTICLE III....

                                   Concerning the Custodian

Section 3.1....Custodian  a Bailee and Agent of the  Trustee.  With  respect to each  Mortgage
Note,  Mortgage and other  documents  constituting  each  Mortgage File which are delivered to the  Custodian,  the Custodian is  exclusively  the bailee and agent of the Trustee and has no instructions  to hold any  Mortgage  Note or Mortgage for the benefit of any person other than the Trustee and the  Certificateholders  and  undertakes  to perform such duties and only such duties as are  specifically  set forth in this  Agreement.  Except  upon  compliance  with the applicable  provisions of Article II of this  Agreement,  no Mortgage Note,  Mortgage or other document  constituting  a part of a Mortgage  File shall be delivered by the  Custodian to the
Company or the Master Servicer or otherwise released from the possession of the Custodian.

               The Master  Servicer shall promptly notify the Custodian in writing if it shall no longer be a member of MERS,  or if it otherwise  shall no longer be capable of  registering and recording  Mortgage Loans using MERS. In addition,  the Master Servicer shall (i) promptly notify the  Custodian in writing when a MERS Mortgage  Loan is no longer  registered  with and recorded  under MERS and (ii)  concurrently  with any such  deregistration  of a MERS Mortgage
Loan,  prepare,  execute  and  record an  original  assignment  from MERS to the  Trustee  and deliver such assignment to the Custodian.

Section 3.2....Indemnification.   The  Company   hereby  agrees  to  indemnify  and  hold  the
Custodian  harmless  from and against  all  claims,  liabilities,  losses,  actions,  suits or proceedings at law or in equity,  or any other  expenses,  fees or charges of any character or nature,  which the  Custodian  may incur or with  which the  Custodian  may be  threatened  by reason of its acting as  custodian  under this  Agreement,  including  indemnification  of the
Custodian  against  any  and all  expenses,  including  attorney's  fees  if  counsel  for the
Custodian  has been  approved by the Company,  and the cost of defending  any action,  suit or proceedings  or  resisting  any  claim.  Notwithstanding  the  foregoing,  it is  specifically understood  and agreed  that in the event any such claim,  liability,  loss,  action,  suit or proceeding or other  expense,  fee or charge shall have been caused by reason of any negligent act,  negligent  failure to act or willful  misconduct on the part of the Custodian,  or which shall constitute a willful breach of its duties hereunder,  the indemnification  provisions of this Agreement shall not apply.

Section 3.3....Custodian May Own  Certificates.  The Custodian in its  individual or any other capacity  may become the owner or pledgee of  Certificates  with the same rights it would have if it were not Custodian.

Section 3.4....Master  Servicer to Pay  Custodian's  Fees and  Expenses.  The Master  Servicer
covenants and agrees to pay to the  Custodian  from time to time,  and the Custodian  shall be entitled  to,  reasonable  compensation  for all  services  rendered by it in the exercise and performance  of any of the  powers  and  duties  hereunder  of the  Custodian,  and the Master
Servicer  will pay or reimburse the Custodian  upon its request for all  reasonable  expenses, disbursements  and advances  incurred or made by the Custodian in  accordance  with any of the provisions of this  Agreement  (including  the  reasonable  compensation  and the expenses and disbursements  of its  counsel and of all persons not  regularly  in its  employ),  except any such expense, disbursement or advance as may arise from its negligence or bad faith.

Section 3.5....Custodian May Resign:  Trustee May Remove  Custodian.  The Custodian may resign from the obligations  and duties hereby imposed upon it as such  obligations and duties relate to its acting as Custodian of the Mortgage  Loans.  Upon receiving such notice of resignation, the Trustee  shall  either take custody of the  Mortgage  Files itself and give prompt  notice thereof  to the  Company,  the  Master  Servicer  and the  Custodian,  or  promptly  appoint a successor  Custodian by written instrument,  in duplicate,  one copy of which instrument shall be  delivered to the  resigning  Custodian  and one copy to the  successor  Custodian.  If the
Trustee shall not have taken custody of the Mortgage  Files and no successor  Custodian  shall have been so appointed and have accepted  appointment  within 30 days after the giving of such
notice  of  resignation,   the  resigning  Custodian  may  petition  any  court  of  competent jurisdiction for the appointment of a successor Custodian.

               The  Trustee,  at the  direction of the Master  Servicer  and the Company,  may remove the Custodian at any time.  In such event,  the Trustee  shall  appoint,  or petition a court of competent  jurisdiction to appoint, a successor  Custodian  hereunder.  Any successor
Custodian shall be a depository  institution  subject to supervision or examination by federal or state  authority and shall be able to satisfy the other  requirements  contained in Section
3.7 and shall be unaffiliated with the Master Servicer or the Company.

               Any  resignation  or removal of the  Custodian and  appointment  of a successor
Custodian  pursuant to any of the  provisions of this Section 3.5 shall become  effective upon acceptance of  appointment  by the successor  Custodian.  The Trustee shall give prompt notice to the Company and the Master  Servicer of the  appointment  of any  successor  Custodian.  No successor  Custodian  shall be  appointed  by the Trustee  without  the prior  approval of the
Company and the Master Servicer.

Section 3.6....Merger or Consolidation  of Custodian.  Any Person into which the Custodian may be merged or  converted or with which it may be  consolidated,  or any Person  resulting  from any merger,  conversion  or  consolidation  to which the  Custodian  shall be a party,  or any
Person  succeeding to the business of the  Custodian,  shall be the successor of the Custodian hereunder,  without  the  execution  or filing of any paper or any  further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

Section 3.7....Representations  of the Custodian.  The Custodian hereby  represents that it is a  depository  institution  subject  to  supervision  or  examination  by a  federal  or state authority,  has a combined capital and surplus of at least  $15,000,000 and is qualified to do business in the jurisdictions in which it will hold any Mortgage File.

ARTICLE IV.....

                                   Miscellaneous Provisions

Section 4.1....Notices. All notices,  requests,  consents and demands and other communications required  under this  Agreement  or pursuant  to any other  instrument  or document  delivered hereunder shall be in writing and, unless otherwise  specifically  provided,  may be delivered personally,  by telegram or telex,  or by  registered  or  certified  mail,  postage  prepaid, return  receipt  requested,  at the addresses  specified on the signature  page hereof (unless changed  by the  particular  party  whose  address  is  stated  herein  by  similar  notice in writing); in each case the notice will be deemed delivered when received.

Section 4.2....Amendments.  No  modification  or amendment of or supplement to this  Agreement shall be valid or  effective  unless the same is in writing and signed by all parties  hereto, and none of the Company,  the Master  Servicer or the Trustee  shall enter into any  amendment hereof except as permitted by the Pooling  Agreement.  The Trustee shall give prompt notice to the  Custodian  of any  amendment  or  supplement  to the  Pooling  Agreement  and furnish the
Custodian with written copies thereof.

Section 4.3....GOVERNING  LAW. THIS  AGREEMENT  SHALL BE DEEMED A CONTRACT MADE UNDER THE LAWS
OF THE STATE OF NEW YORK AND SHALL BE CONSTRUED AND ENFORCED IN  ACCORDANCE  WITH AND GOVERNED
BY THE LAWS OF THE STATE OF NEW YORK.

Section 4.4....Recordation  of  Agreement.  To the extent  permitted by  applicable  law, this
Agreement  is subject to  recordation  in all  appropriate  public  offices for real  property records  in all the  counties  or other  comparable  jurisdictions  in which any or all of the properties  subject  to the  Mortgages  are  situated,  and in any  other  appropriate  public recording  office or elsewhere,  such recordation to be effected by the Master Servicer and at its expense on  direction by the Trustee  (pursuant to the request of holders of  Certificates evidencing  undivided  interests in the aggregate of not less than 25% of the Trust Fund), but only upon  direction  accompanied  by an  Opinion of Counsel  reasonably  satisfactory  to the
Master  Servicer  to the effect  that the  failure  to effect  such  recordation  is likely to materially and adversely affect the interests of the Certificateholders.

               For the purpose of  facilitating  the  recordation  of this Agreement as herein provided and for other purposes,  this Agreement may be executed  simultaneously in any number of  counterparts,  each of which  counterparts  shall be  deemed to be an  original,  and such counterparts shall constitute but one and the same instrument.

Section 4.5....Severability  of Provisions.  If any one or more of the covenants,  agreements, provisions or terms of this Agreement shall be for any reason  whatsoever  held invalid,  then such covenants,  agreements,  provisions or terms shall be deemed severable from the remaining covenants,  agreements,  provisions or terms of this  Agreement and shall in no way affect the validity or  enforceability  of the other  provisions of this Agreement or of the Certificates or the rights of the holders thereof.

                            [Signatures begin on following page.]

        IN WITNESS WHEREOF, this Agreement is executed as of the date first above written.

Address:                                          U.S. BANK NATIONAL ASSOCIATION
                                                  as Trustee

EP-MN-WS3D
60 Livingston Avenue
St. Paul, MN 55107

Attention:  Residential Asset Securities          By:...........................................
            Corporation, Series 2005-KS6          Name:
                                                  Title:

Address:                                          RESIDENTIAL ASSET SECURITIES CORPORATION

8400 Normandale Lake Boulevard
Suite 250
Minneapolis, Minnesota
                                                  By:...........................................
                                                  Name:
                                                  Title:

Address:                                          RESIDENTIAL FUNDING CORPORATION, as Master
                                                  Servicer

8400 Normandale Lake Boulevard
Suite 250
Minneapolis, Minnesota
                                                  By:...........................................
                                                  Name:
                                                  Title:

Address:                                          WELLS FARGO BANK, NATIONAL ASSOCIATION
Mortgage Document Custody
One Meridian Crossings - 3rd Floor
Richfield, Minnesota  55423

                                                  By:...........................................
                                                  Name:
                                                  Title:

STATE OF                            )
                                    )ss.:
COUNTY OF                           )

               On the ____ day of June  2005,  before  me,  a  notary  public  in and for said
State,  personally  appeared  ___________________,  known to me to be a ______________ of U.S.
Bank  National   Association,   a  national  banking  association  that  executed  the  within instrument,  and  also  known  to me to be the  person  who  executed  it on  behalf  of  said corporation and acknowledged to me that such corporation executed the within instrument.

               IN WITNESS  WHEREOF,  I have  hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                                   ___________________________________
                                                                  Notary Public

[Notarial Seal]

STATE OF MINNESOTA           )
                             )ss.:
COUNTY OF HENNEPIN           )

               On the ____ day of June  2005,  before  me,  a  notary  public  in and for said
State,  personally  appeared  ___________________,  known  to  me to  be a  ______________  of
Residential  Asset Securities  Corporation.,  one of the corporations that executed the within instrument,  and  also  known  to me to be the  person  who  executed  it on  behalf  of  said corporation, and acknowledged to me that such corporation executed the within instrument.

               IN WITNESS  WHEREOF,  I have  hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                                   ___________________________________
                                                                  Notary Public

[Notarial Seal]

STATE OF MINNESOTA           )
                             )ss.:
COUNTY OF HENNEPIN           )

               On the ____ day of June  2005,  before  me,  a  notary  public  in and for said
State,  personally  appeared  ___________________,  known  to  me to  be a  ______________  of
Residential   Funding   Corporation,   one  of  the  corporations  that  executed  the  within
instrument,  and  also  known  to me to be the  person  who  executed  it on  behalf  of  said corporation, and acknowledged to me that such corporation executed the within instrument.

               IN WITNESS  WHEREOF,  I have  hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                                   ___________________________________
                                                                  Notary Public

[Notarial Seal]

STATE OF                            )
                                    )ss.:
COUNTY OF                           )

               On the ____ day of June  2005,  before  me,  a  notary  public  in and for said
State,    personally    appeared    ______________________,    known    to    me   to   be   a
______________________________  Wells Fargo Bank,  National  Association,  one of the entities that  executed  the within  instrument,  and also known to me to be the person who executed it on behalf of said national  banking  association,  and  acknowledged  to me that such national banking association executed the within instrument.

               IN WITNESS  WHEREOF,  I have  hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                                   ____________________________________
                                                                  Notary Public

[Notarial Seal]

                                                                          ANNEX I TO EXHIBIT E

                                      FORM OF CUSTODIAN
                                    INITIAL CERTIFICATION

                                                                                 June 28, 2005

U.S. Bank National Association
EP-MN-WS3D
60 Livingston Avenue
St. Paul, MN 55107

Attention: Residential Asset Securities Corporation Series 2005-KS6

               Re:    Custodial  Agreement,  dated as of June 1, 2005, by and among  U.S. Bank
                      National   Association,   Residential   Asset  Securities   Corporation,
                      Residential   Funding   Corporation  and  Wells  Fargo  Bank,   National
                      Association, relating to Home Equity Mortgage Asset-Backed Pass-Through
                      Certificates, Series 2005-KS6

Ladies and Gentlemen:

               In accordance with Section 2.3 of the above-captioned  Custodial Agreement, and subject to Section  2.02 of the Pooling  Agreement,  the  undersigned,  as  Custodian,  hereby certifies  that it has received a Mortgage File (which  contains an original  Mortgage Note or an  original  Lost Note  Affidavit  with a copy of the  related  Mortgage  Note) to the extent required in Section  2.01(b) of the  Pooling  Agreement  with  respect to each  Mortgage  Loan listed in the  Mortgage  Loan  Schedule,  with any  exceptions  listed on  Schedule A attached hereto.

               Capitalized  words and phrases used herein shall have the  respective  meanings assigned to them in the above-captioned Custodial Agreement.

                                                   WELLS FARGO BANK,
                                                   NATIONAL ASSOCIATION

                                                   By:________________________________
                                                   Name:______________________________
                                                   Title:_______________________________

                                                                         ANNEX II TO EXHIBIT E

                                      FORM OF CUSTODIAN
                                    INTERIM CERTIFICATION

                                                                          ______________, 20__

U.S. Bank National Association
EP-MN-WS3D
60 Livingston Avenue
St. Paul, MN 55107

Attention: Residential Asset Securities Corporation., Series 2005-KS6

               Re:    Custodial  Agreement,  dated as of June 1, 2005, by and among  U.S. Bank
                      National   Association,   Residential   Asset  Securities   Corporation,
                      Residential   Funding   Corporation  and  Wells  Fargo  Bank,   National
                      Association, relating to Home Equity Mortgage Asset-Backed Pass-Through
                      Certificates, Series 2005-KS6

Ladies and Gentlemen:

               In accordance with Section 2.3 of the above-captioned  Custodial Agreement, the undersigned,  as  Custodian,  hereby  certifies  that it has  received a Mortgage  File to the extent  required  pursuant to Section  2.01(b) of the Pooling  Agreement  with respect to each
Mortgage  Loan listed in the Mortgage  Loan  Schedule,  and it has reviewed the Mortgage  File and the Mortgage Loan  Schedule and has  determined  that:  all required  documents  have been executed and received and that such documents  relate to the Mortgage Loans  identified on the
Mortgage Loan Schedule, with any exceptions listed on Schedule A attached hereto.

               Capitalized  words and phrases used herein shall have the  respective  meanings assigned to them in the above-captioned Custodial Agreement.

                                                   WELLS FARGO BANK,
                                                   NATIONAL ASSOCIATION

                                                   By:________________________________
                                                   Name:______________________________
                                                   Title:_______________________________

                                                                        ANNEX III TO EXHIBIT E

                                      FORM OF CUSTODIAN
                                     FINAL CERTIFICATION

                                                                          ______________, 20__

U.S. Bank National Association
EP-MN-WS3D
60 Livingston Avenue
St. Paul, MN 55107

Attention: Residential Asset Securities Corporation, Series 2005-KS6

               Re:    Custodial  Agreement,  dated as of June 1, 2005, by and among  U.S. Bank
                      National   Association,   Residential   Asset  Securities   Corporation,
                      Residential   Funding   Corporation  and  Wells  Fargo  Bank,   National
                      Association, relating to Home Equity Mortgage Asset-Backed Pass-Through
                      Certificates, Series 2005-KS6

Ladies and Gentlemen:

               In accordance with Section 2.3 of the above-captioned  Custodial Agreement, the undersigned,  as  Custodian,  hereby  certifies  that it has  received  a  Mortgage  File with respect to each  Mortgage  Loan listed in the Mortgage  Loan  Schedule and it has reviewed the
Mortgage File and the Mortgage Loan Schedule and has determined  that: all required  documents referred to in Section  2.01(b) of the Pooling  Agreement  have been executed and received and that such documents relate to the Mortgage Loans identified on the Mortgage Loan Schedule.

               Capitalized  words and phrases used herein shall have the  respective  meanings assigned to them in the above-captioned Custodial Agreement.

                                                   WELLS FARGO BANK,
                                                   NATIONAL ASSOCIATION

                                                   By:________________________________
                                                   Name:______________________________
                                                   Title:_______________________________

                                                       ANNEX IV TO EXHIBIT E

                                 FORM OF REQUEST FOR RELEASE

DATE:
TO:
RE: REQUEST FOR RELEASE OF DOCUMENTS

In  connection  with the  administration  of the pool of  Mortgage  Loans  held by you for the referenced pool, we request the release of the Mortgage Loan File described below.

Pooling and Servicing Agreement, Dated:
Series#:
Account#:
Pool#:
Loan#:
MIN#:
Borrower Name(s):
Reason for Document Request: (circle one)   Mortgage Loan Prepaid in Full
                                            Mortgage Loan Repurchased

"We hereby  certify  that all  amounts  received or to be  received  in  connection  with such payments  which are required to be deposited  have been or will be so deposited as provided in the Pooling and Servicing Agreement."

______________________________
Residential Funding Corporation
Authorized Signature

****************************************************************

TO  CUSTODIAN/TRUSTEE:  Please  acknowledge  this  request,  and  check  off  documents  being enclosed  with a copy of this form.  You should  retain this form for your files in accordance with the terms of the Pooling and Servicing Agreement.

               Enclosed Documents:          [ ] Promissory Note
                                            [ ] Primary Insurance Policy
                                            [ ] Mortgage or Deed of Trust
                                            [ ] Assignment(s) of Mortgage or Deed of Trust
                                            [ ] Title Insurance Policy
                                            [ ] Other: ________________________

___________________________
Name
___________________________
Title
___________________________
Date

                                                                           EXHIBIT F

                                        LOAN SCHEDULE

                          (a copy may be obtained from the Trustee)

                                                                                  EXHIBIT G

                                 FORM OF REQUEST FOR RELEASE

DATE:
TO:
RE:     REQUEST FOR RELEASE OF DOCUMENTS

In  connection  with the  administration  of the pool of  Mortgage  Loans  held by you for the referenced pool, we request the release of the Mortgage Loan File described below.

Pooling and Servicing Agreement, Dated:
Series#:
Account#:
Pool#:
Loan#:
MIN#:
Borrower Name(s):
Reason for Document Request: (circle one)   Mortgage Loan Prepaid in Full
                                            Mortgage Loan Repurchased

"We hereby  certify  that all  amounts  received or to be  received  in  connection  with such payments  which are required to be deposited  have been or will be so deposited as provided in the Pooling and Servicing Agreement."

______________________________
Residential Funding Corporation
Authorized Signature

****************************************************************

TO  CUSTODIAN/TRUSTEE:  Please  acknowledge  this  request,  and  check  off  documents  being enclosed  with a copy of this form.  You should  retain this form for your files in accordance with the terms of the Pooling and Servicing Agreement.

               Enclosed Documents:          [ ] Promissory Note
                                            [ ] Primary Insurance Policy
                                            [ ] Mortgage or Deed of Trust
                                            [ ] Assignment(s) of Mortgage or Deed of Trust
                                            [ ] Title Insurance Policy
                                            [ ] Other: ________________________

___________________________
Name
___________________________
Title
___________________________
Date

                                                             EXHIBIT H-1

                           FORM OF TRANSFER AFFIDAVIT AND AGREEMENT

STATE OF                )
                        )ss.:
COUNTY OF               )

        [NAME OF OFFICER], being first duly sworn, deposes and says:

1.      That he is [Title of Officer] of [Name of Owner]  (record or  beneficial  owner of the
Home Equity Mortgage  Asset-Backed  Pass-Through  Certificates,  Series  2005-KS6,  Class R-__
(the "Owner")),  a [savings  institution]  [corporation] duly organized and existing under the laws of [the  State of  ________________]  [the  United  States],  on behalf of which he makes this affidavit and agreement.

2.      That  the  Owner  (i) is not  and  will  not be a  "disqualified  organization"  or an electing large  partnership as of [date of transfer] within the meaning of Section  860E(e)(5)
and 775,  respectively,  of the Internal  Revenue Code of 1986,  as amended (the "Code") or an electing  large  partnership  under Section  775(a) of the Code,  (ii) will endeavor to remain other than a  disqualified  organization  for so long as it retains its ownership  interest in the Class R-__  Certificates,  and (iii) is acquiring the Class R-__  Certificates for its own account or for the  account of another  Owner from  which it has  received  an  affidavit  and agreement in substantially  the same form as this affidavit and agreement.  (For this purpose, a "disqualified  organization"  means an electing large  partnership  under Section 775 of the
Code,  the  United  States,  any  state  or  political  subdivision  thereof,  any  agency  or instrumentality of any of the foregoing (other than an  instrumentality  all of the activities of which are subject to tax and,  except for the Federal  Home Loan  Mortgage  Corporation,  a majority of whose board of directors is not selected by any such  governmental  entity) or any foreign  government,  international  organization  or any  agency or  instrumentality  of such foreign  government  or  organization,  any rural  electric or telephone  cooperative,  or any organization  (other  than  certain  farmers'  cooperatives)  that is  generally  exempt  from federal  income tax unless  such  organization  is  subject to the tax on  unrelated  business taxable income).

3.      That  the  Owner is  aware  (i) of the tax that  would  be  imposed  on  transfers  of
Class R-__  Certificates to disqualified  organizations or an electing large partnership under the Code,  that applies to all  transfers  of  Class R-__  Certificates  after March 31, 1988;
(ii) that such tax would be on the  transferor  (or,  with  respect to  transfers  to electing large  partnerships,  on each such  partnership),  or, if such  transfer  is  through an agent
(which person  includes a broker,  nominee or middleman) for a disqualified  organization,  on the agent;  (iii) that the person  (other than with  respect to  transfers  to electing  large partnerships)  otherwise  liable for the tax shall be relieved of liability for the tax if the transferee  furnishes to such person an affidavit  that the  transferee is not a  disqualified organization  and, at the time of transfer,  such person does not have actual  knowledge  that the  affidavit  is  false;  and (iv)  that the  Class R-__  Certificates  may be  "noneconomic residual  interests" within the meaning of Treasury  regulations  promulgated  pursuant to the
Code and that the  transferor  of a noneconomic  residual  interest will remain liable for any taxes  due with  respect  to the  income on such  residual  interest,  unless  no  significant purpose of the transfer was to impede the assessment or collection of tax.

4.      That the  Owner  is  aware  of the tax  imposed  on a  "pass-through  entity"  holding
Class R-__  Certificates if either the  pass-through  entity is an electing large  partnership under  Section 775 of the Code or if at any time during the taxable  year of the  pass-through entity a disqualified  organization  is the record holder of an interest in such entity.  (For this purpose, a "pass through entity" includes a regulated  investment  company, a real estate investment  trust  or  common  trust  fund,  a  partnership,  trust  or  estate,  and  certain cooperatives.)

5.      That the  Owner is aware  that the  Trustee  will not  register  the  transfer  of any
Class R-__  Certificates unless the transferee,  or the transferee's agent,  delivers to it an affidavit  and  agreement,  among  other  things,  in  substantially  the  same  form  as this affidavit and  agreement.  The Owner  expressly  agrees that it will not  consummate  any such transfer if it knows or believes that any of the  representations  contained in such affidavit and agreement are false.

6.      That the Owner has reviewed the  restrictions set forth on the face of the Class R -__
Certificates  and the  provisions of Section  5.02(f) of the Pooling and  Servicing  Agreement
under which the  Class R-__  Certificates  were issued (in  particular,  clause  (iii)(A)  and
(iii)(B)  of Section  5.02(f)  which  authorize  the  Trustee to deliver  payments to a person other than the Owner and  negotiate  a  mandatory  sale by the  Trustee in the event the Owner holds such  Certificates in violation of Section  5.02(f)).  The Owner expressly  agrees to be bound by and to comply with such restrictions and provisions.

7.      That the Owner consents to any additional  restrictions or arrangements  that shall be deemed  necessary  upon advice of counsel to  constitute  a reasonable  arrangement  to ensure that the  Class R-__  Certificates  will only be owned,  directly or  indirectly,  by an Owner that is not a disqualified organization.

8.      The Owner's Taxpayer Identification Number is ____________________.

9.      This affidavit and agreement  relates only to the Class R-__  Certificates held by the
Owner and not to any other holder of the Class R-__  Certificates.  The Owner understands that the liabilities described herein relate only to the Class R-__ Certificates.

10.     That no  purpose  of the  Owner  relating  to the  transfer  of any of the  Class R-__
Certificates  by the Owner is or will be to impede the  assessment  or  collection of any tax;
in  making  this  representation,  the Owner  warrants  that the  Owner is  familiar  with (i)
Treasury  Regulation  1.860E-1(c)  and recent  amendments  thereto,  effective  as of July 19,
2002,  and (ii) the preamble  describing  the adoption of the  amendments to such  regulation, which is attached hereto as Annex I.

11.     That the Owner has no present  knowledge or expectation  that it will be unable to pay any United States taxes owed by it so long as any of the Certificates remain  outstanding.  In this  regard,  the Owner hereby  represents  to and for the benefit of the person from whom it acquired  the  Class R-__  Certificate  that the Owner  intends to pay taxes  associated  with holding  such  Class R-__  Certificate  as they become due,  fully  understanding  that it may incur tax liabilities in excess of any cash flows generated by the Class R-__ Certificate.

12.     That the Owner has no present  knowledge or expectation  that it will become insolvent or  subject  to a  bankruptcy  proceeding  for so long as any of the  Class R-__  Certificates remain outstanding.

13.     The  Owner  is  either  (i) a  citizen  or  resident  of  the  United  States,  (ii) a corporation,  partnership or other entity  treated as a corporation or a partnership  for U.S.
federal  income tax  purposes  and created or  organized  in, or under the laws of, the United
States,  any state thereof or the District of Columbia  (other than a partnership  that is not treated  as a United  States  person  under any  applicable  Treasury  regulations),  (iii) an estate  that is  described  in  Section  7701(a)(30)(D)  of the Code,  or (iv) a trust that is described in Section 7701(a)(30)(E) of the Code.

14.     The  Owner  hereby  agrees  that  it  will  not  cause  income  from  the   Class R-__
Certificates  to be attributable to a foreign  permanent  establishment  or fixed base (within the  meaning of an  applicable  income  tax  treaty)  of the Owner or  another  United  States taxpayer.

15.     The Owner  hereby  certifies,  represents  and  warrants  to, and  covenants  with the
Depositor,  the Trustee and the Master  Servicer that the  following  statements in (a) or (b)
are accurate:

               (a)    The  Certificates are not being acquired by, and will not be transferred to, any  employee  benefit  plan or other plan or  arrangement  subject to the  prohibited transaction  provisions of the Employee Retirement Income Security Act of 1974, as amended
    ("ERISA"),  or Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code"), or  any  person  (including  an  insurance  company  investing  its  general  account,  an investment  manager,  a named  fiduciary or a trustee of any such plan) who is using "plan assets"  of any such plan to  effect  such  acquisition  (each of the  foregoing,  a "Plan
    Investor"); or

               (b)    The Owner  has  provided  the  Trustee,  the  Depositor  and the  Master
    Servicer with an Opinion of Counsel  acceptable to and in form and substance  satisfactory to the Trustee,  the Depositor and the Master  Servicer to the effect that the purchase or holding of  Certificates  is  permissible  under  applicable  law, will not  constitute or result in any  non-exempt  prohibited  transaction  under  Section 406 of ERISA or Section
    4975 of the Code (or  comparable  provisions of any subsequent  enactments),  and will not subject the Trustee, the Depositor,  or the Master Servicer to any obligation or liability
    (including  obligations  or  liabilities  under  ERISA  or  Section 4975  of the  Code) in addition to those  undertaken  in the Pooling and  Servicing  Agreement,  which Opinion of
    Counsel shall not be at the expense of the Trustee, the Depositor or the Master Servicer.

        In addition,  the Owner hereby  certifies,  represents  and warrants to, and covenants with,  the  Depositor,  the Trustee and the Master  Servicer  that the Owner will not transfer such  Certificates  to any Plan  Investor or person unless either such Plan Investor or person meets the requirements set forth in either (a) or (b) above.

        Capitalized  terms used but not defined herein shall have the meanings assigned in the
Pooling and Servicing Agreement.

        IN WITNESS  WHEREOF,  the Owner has  caused  this  instrument  to be  executed  on its behalf,  pursuant to the  authority of its Board of  Directors,  by its [Title of Officer] and
its corporate seal to be hereunto attached,  attested by its [Assistant] Secretary,  this ____
day of ______________ 200__.

                                            [NAME OF OWNER]

                                            By: ___________________________________
                                            [Name of Officer]
                                            [Title of Officer]

[Corporate Seal]

ATTEST:

______________________________
[Assistant] Secretary

               Personally  appeared  before me the  above-named  [Name of  Officer],  known or proved  to me to be the same  person  who  executed  the  foregoing  instrument  and to be the
[Title of  Officer] of the Owner,  and  acknowledged  to me that he  executed  the same as his free act and deed and the free act and deed of the Owner.

               Subscribed and sworn before me this                      day of
, 200_.

                                            __________________________________________
                                            NOTARY PUBLIC

                                            COUNTY OF ______________________________
                                            STATE OF ________________________________
                                            My Commission expires the ___ day of __________,
                                            20__

                                                                        ANNEX I TO EXHIBIT H-1

                                  DEPARTMENT OF THE TREASURY

                                   Internal Revenue Service

                                    26 CFR Parts 1 and 602

                                          [TD 9004]

                                        RIN 1545-AW98

                           Real Estate Mortgage Investment Conduits

                      AGENCY: Internal Revenue Service (IRS), Treasury.

                                  ACTION: Final regulations.

           -----------------------------------------------------------------------

SUMMARY:  This  document  contains  final  regulations  relating to safe harbor  transfers  of noneconomic  residual  interests in real estate mortgage  investment  conduits  (REMICs).  The
final  regulations   provide   additional   limitations  on  the  circumstances   under  which
transferors may claim safe harbor treatment.

DATES: Effective Date: These regulations are effective July 19, 2002.

Applicability Date: For dates of applicability, see Sec. 1.860E-(1)(c)(10).

FOR FURTHER  INFORMATION  CONTACT:  Courtney  Shepardson  at (202)  622-3940  (not a toll-free number).

SUPPLEMENTARY INFORMATION:

Paperwork Reduction Act

        The  collection  of  information  in this final rule has been  reviewed  and,  pending receipt and  evaluation of public  comments,  approved by the Office of Management  and Budget
(OMB) under 44 U.S.C. 3507 and assigned control number 1545-1675.

        The collection of information in this regulation is in Sec.  1.860E-1(c)(5)(ii).  This information  is required to enable the IRS to verify  that a taxpayer  is  complying  with the conditions of this  regulation.  The  collection of  information is mandatory and is required.
Otherwise,  the taxpayer will not receive the benefit of safe harbor  treatment as provided in the regulation. The likely respondents are businesses and other for-profit institutions.

        Comments on the collection of  information  should be sent to the Office of Management and Budget,  Attn: Desk Officer for the Department of the Treasury,  Office of Information and
Regulatory  Affairs,  Washington,  DC,  20503,  with copies to the Internal  Revenue  Service,
Attn: IRS Reports Clearance  Officer,  W:CAR:MP:FP:S,  Washington,  DC 20224.  Comments on the
collection  of   information   should  be  received  by  September  17,  2002.   Comments  are
specifically requested concerning:

o       Whether the collection of  information is necessary for the proper  performance of the functions of the Internal Revenue Service,  including  whether the information will have practical utility;

o       The accuracy of the estimated  burden  associated  with the  collection of information
           (see below);

o       How the  quality,  utility,  and clarity of the  information  to be  collected  may be enhanced;

o       How the burden of complying  with the  collection  of  information  may be  minimized, including  through the  application  of automated  collection  techniques  or other forms of information technology; and

o       Estimates  of capital  or  start-up  costs and costs of  operation,  maintenance,  and purchase of service to provide information.

        An agency may not  conduct or sponsor,  and a person is not  required to respond to, a collection of  information  unless it displays a valid control  number  assigned by the Office of Management and Budget.

        The  estimated  total  annual  reporting  burden is 470 hours,  based on an  estimated number of  respondents  of 470 and an estimated  average annual burden hours per respondent of one hour.

        Books or records  relating to a collection of information  must be retained as long as their  contents  may become  material  in the  administration  of any  internal  revenue  law.
Generally,  tax returns and tax return information are confidential,  as required by 26 U.S.C.
6103.

Background

        This document contains final regulations  regarding the proposed  amendments to 26 CFR part 1 under section 860E of the Internal  Revenue Code (Code).  The  regulations  provide the circumstances  under which a transferor of a noneconomic  REMIC residual  interest meeting the investigation  and  representation  requirements  may  avail  itself  of the  safe  harbor  by satisfying either the formula test or the asset test.

        Final  regulations  governing  REMICs,  issued in 1992,  contain  rules  governing the transfer of noneconomic  REMIC  residual  interests.  In general,  a transfer of a noneconomic residual  interest  is  disregarded  for all tax  purposes  if a  significant  purpose  of the transfer  is to enable  the  transferor  to impede  the  assessment  or  collection  of tax. A purpose to impede the  assessment  or  collection  of tax (a wrongful  purpose)  exists if the transferor,  at the  time  of the  transfer,  either  knew  or  should  have  known  that  the transferee  would be unwilling or unable to pay taxes due on its share of the REMIC's  taxable income.  Under a safe harbor,  the  transferor  of a REMIC  noneconomic  residual  interest is presumed  not to  have  a  wrongful  purpose  if  two  requirements  are  satisfied:  (1)  the transferor  conducts a reasonable  investigation of the transferee's  financial condition (the investigation  requirement);  and  (2)  the  transferor  secures  a  representation  from  the transferee to the effect that the transferee  understands the tax obligations  associated with holding a residual interest and intends to pay those taxes (the representation requirement).

        The IRS and  Treasury  have  been  concerned  that  some  transferors  of  noneconomic residual  interests claim they satisfy the safe harbor even in situations  where the economics of the  transfer  clearly  indicate  the  transferee  is  unwilling  or  unable to pay the tax associated  with  holding  the  interest.  For this  reason,  on  February  7,  2000,  the IRS
published   in  the  Federal   Register   (65  FR  5807)  a  notice  of  proposed   rulemaking
(REG-100276-97;  REG-122450-98)  designed to clarify  the safe  harbor by adding the  "formula
test,"  an  economic  test.  The  proposed   regulation  provides  that  the  safe  harbor  is
unavailable  unless the present  value of the  anticipated  tax  liabilities  associated  with holding  the  residual  interest  does not  exceed the sum of:  (1) The  present  value of any consideration  given to the  transferee to acquire the interest;  (2) the present value of the expected future  distributions  on the interest;  and (3) the present value of the anticipated tax savings associated with holding the interest as the REMIC generates losses.

        The   notice   of   proposed    rulemaking    also   contained   rules   for   FASITs.
Section 1.860H-6(g)  of the proposed regulations provides  requirements for transfers of FASIT ownership  interests  and adopts a safe harbor by reference to the safe harbor  provisions  of the REMIC  regulations.  In January 2001, the IRS published Rev. Proc.  2001-12 (2001-3 I.R.B.
335) to set forth an alternative  safe harbor that  taxpayers  could use while the IRS and the
Treasury considered comments on the proposed  regulations.  Under the alternative safe harbor, if a transferor meets the  investigation  requirement and the  representation  requirement but the transfer  fails to meet the formula  test,  the  transferor  may invoke the safe harbor if the  transferee  meets a two-prong  test (the asset test).  A transferee  generally  meets the first  prong  of this  test  if,  at the time of the  transfer,  and in each of the two  years preceding  the year of transfer,  the  transferee's  gross assets  exceed $100 million and its net assets exceed $10 million.  A transferee  generally meets the second prong of this test if it is a domestic,  taxable  corporation  and agrees in writing not to transfer the interest to any  person  other  than  another  domestic,  taxable  corporation  that  also  satisfies  the requirements  of the asset test. A transferor  cannot rely on the asset test if the transferor knows, or has reason to know,  that the transferee will not comply with its written  agreement to limit the restrictions on subsequent transfers of the residual interest.

        Rev. Proc.  2001-12  provides that the asset test fails to be satisfied in the case of a  transfer  or  assignment  of a  noneconomic  residual  interest  to a foreign  branch of an otherwise eligible  transferee.  If such a transfer or assignment were permitted,  a corporate taxpayer  might seek to claim that the  provisions  of an  applicable  income tax treaty would resource excess  inclusion  income as foreign source income,  and that, as a consequence,  any
U.S. tax  liability  attributable  to the excess  inclusion  income could be offset by foreign tax credits.  Such a claim would impede the  assessment  or  collection  of U.S. tax on excess inclusion income,  contrary to the congressional  purpose of assuring that such income will be taxable in all events. See, e.g., sections 860E(a)(1), (b), (e) and 860G(b) of the Code.

        The Treasury and the IRS have learned that certain taxpayers transferring  noneconomic residual  interests to foreign  branches have  attempted to rely on the formula test to obtain safe harbor  treatment  in an effort to impede the  assessment  or  collection  of U.S. tax on excess inclusion  income.  Accordingly,  the final  regulations  provide that if a noneconomic residual  interest is  transferred  to a foreign  permanent  establishment  or fixed base of a
U.S.  taxpayer,  the transfer is not eligible for safe harbor treatment under either the asset test or the formula test.  The final  regulations  also require a transferee to represent that it will not cause  income  from the  noneconomic  residual  interest to be  attributable  to a foreign permanent establishment or fixed base.

        Section  1.860E-1(c)(8)  provides  computational  rules  that a  taxpayer  may  use to qualify for safe harbor  status under the formula  test.  Section  1.860E-1(c)(8)(i)  provides that  the  transferee  is  presumed  to pay tax at a rate  equal  to the  highest  rate of tax specified in section  11(b).  Some  commentators  were  concerned  that this  presumed rate of taxation was too high  because it does not take into  consideration  taxpayers  subject to the alternative  minimum tax rate.  In light of the comments  received,  this  provision  has been amended in the final  regulations  to allow  certain  transferees  that compute  their taxable income  using  the  alternative  minimum  tax  rate to use the  alternative  minimum  tax rate applicable to corporations.

        Additionally,  Sec.  1.860E-1(c)(8)(iii)  provides  that  the  present  values  in the formula  test  are to be  computed  using a  discount  rate  equal to the  applicable  Federal short-term rate prescribed by section 1274(d).  This is a change from the proposed  regulation and Rev. Proc.  2001-12.  In those publications the provision stated that  "present values are computed  using a discount  rate equal to the  applicable  Federal rate  prescribed in section
1274(d)  compounded  semiannually"  and  that  "[a]  lower  discount  rate  may be used if the transferee  can  demonstrate  that  it  regularly  borrows,  in the  course  of its  trade  or business,  substantial  funds at such lower rate from an unrelated  third  party." The IRS and the Treasury  Department have learned that,  based on this provision,  certain  taxpayers have been  attempting  to use  unrealistically  low or zero  interest  rates to satisfy the formula test,  frustrating the intent of the test.  Furthermore,  the Treasury  Department and the IRS believe that a rule  allowing  for a rate other than a rate based on an objective  index would add  unnecessary  complexity  to the  safe  harbor.  As a  result,  the  rule in the  proposed regulations  that permits a transferee to use a lower  discount  rate, if the  transferee  can demonstrate that it regularly  borrows  substantial  funds at such lower rate, is not included in the  final  regulations;  and the  Federal  short-term  rate has been  substituted  for the applicable  Federal rate. To simplify  taxpayers'  computations,  the final  regulations allow use of any of the published  short-term  rates,  provided that the present values are computed with a corresponding  period of compounding.  With the exception of the provisions relating to transfers to foreign branches,  these changes generally have the proposed  applicability  date of February 4, 2000,  but  taxpayers  may choose to apply the interest  rate formula set forth in the proposed  regulation and Rev. Proc.  2001-12 for transfers  occurring  before  November
19, 2002.

        It is  anticipated  that when final  regulations  are adopted  with respect to FASITs,
Sec.  1.860H-6(g) of the proposed  regulations  will be adopted in  substantially  its present form, with the result that the final  regulations  contained in this document will also govern transfers of FASIT ownership  interests with  substantially the same  applicability date as is contained in this document.

Effect on Other Documents

        Rev.  Proc.  2001-12  (2001-3  I.R.B.  335) is obsolete for  transfers of  noneconomic residual interests in REMICs occurring on or after November 19, 2002.

Special Analyses

        It is hereby  certified that these  regulations  will not have a significant  economic impact on a substantial  number of small  entities.  This  certification  is based on the fact that it is unlikely  that a  substantial  number of small  entities  will hold REMIC  residual interests.  Therefore,  a Regulatory Flexibility Analysis under the Regulatory Flexibility Act
(5 U.S.C.  chapter 6) is not required.  It has been determined that this Treasury  decision is not a  significant  regulatory  action as defined  in  Executive  Order  12866.  Therefore,  a regulatory  assessment is not required.  It also has been  determined that sections 553(b) and
553(d)  of the  Administrative  Procedure  Act (5  U.S.C.  chapter  5) do not  apply  to these regulations.

Drafting Information

        The principal  author of these  regulations  is Courtney  Shepardson.  However,  other personnel from the IRS and Treasury Department participated in their development.

List of Subjects

26 CFR Part 1

        Income taxes, Reporting and record keeping requirements.

26 CFR Part 602

        Reporting and record keeping requirements.

        Adoption of Amendments to the Regulations

        Accordingly, 26 CFR parts 1 and 602 are amended as follows:

PART 1--INCOME TAXES

        Paragraph 1. The authority citation for part 1 continues to read in part as follows:

        Authority: 26 U.S.C. 7805 * * *

                                                                                   EXHIBIT H-2

                                FORM OF TRANSFEROR CERTIFICATE

                                                                          ______________, 20__

U.S. Bank National Association
EP-MN-WS3D
60 Livingston Avenue
St. Paul, MN 55107

Attention:  Residential Asset Securities Corporation, Series 2005-KS6

               Re:    Mortgage Asset-Backed Pass-Through Certificates, Series 2005-KS6

Ladies and Gentlemen:

        This   letter   is   delivered   to  you  in   connection   with   the   transfer   by
________________________   (the  "Seller")  to  ______________________  (the  "Purchaser")  of
$___________  Initial  Certificate  Principal  Balance of Mortgage  Asset-Backed  Pass-Through
Certificates,  Series 2005-KS6,  Class R-__ (the "Certificates"),  pursuant to Section 5.02 of the Pooling and  Servicing  Agreement  (the "Pooling and  Servicing  Agreement"),  dated as of
June 1, 2005 among Residential Asset Securities  Corporation,  as depositor (the "Depositor"),
Residential Funding Corporation,  as master servicer,  and U.S. Bank National Association,  as trustee  (the  "Trustee").  All terms used  herein and not  otherwise  defined  shall have the meanings  set forth in the Pooling  and  Servicing  Agreement.  The Seller  hereby  certifies, represents and warrants to, and covenants with, the Depositor and the Trustee that:

1.      No purpose of the Seller  relating to the transfer of the Certificate by the Seller to the Purchaser is or will be to impede the assessment or collection of any tax.

2.      The Seller  understands that the Purchaser has delivered to the Trustee and the Master
Servicer  a  transfer  affidavit  and  agreement  in the  form  attached  to the  Pooling  and
Servicing   Agreement  as  Exhibit  H-1.  The  Seller  does  not  know  or  believe  that  any representation contained therein is false.

3.      The Seller has at the time of the  transfer  conducted a reasonable  investigation  of the  financial  condition of the Purchaser as  contemplated  by Treasury  Regulations  Section
1.860E-1(c)(4)(i)  and, as a result of that investigation,  the Seller has determined that the
Purchaser  has  historically  paid its debts as they  become due and has found no  significant evidence  to indicate  that the  Purchaser  will not  continue to pay its debts as they become due in the future.  The Seller  understands that the transfer of a Class R-__  Certificate may not be respected  for United  States  income tax  purposes  (and the Seller may continue to be liable for United States income taxes  associated  therewith)  unless the Seller has conducted such an investigation.

4.      The Seller has no actual  knowledge that the proposed  Transferee is not both a United
States Person and a Permitted Transferee.

                                            Very truly yours,

                                            _______________________________________
                                                             (Seller)

                                            By: ____________________________________
                                            Name: __________________________________
                                            Title: ___________________________________

                                                                EXHIBIT I

                            FORM OF INVESTOR REPRESENTATION LETTER

                                                                          ______________, 20__

Residential Asset Securities Corporation
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, MN  55437

U.S. Bank National Association
EP-MN-WS3D
60 Livingston Avenue
St. Paul, MN 55107

Residential Funding Corporation
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, MN  55437

Attention:  Residential Funding Corporation Series 2005-KS6

        Re:    Home Equity Mortgage Asset-Backed Pass-Through Certificates,
               Series 2005-KS6, Class [B] [SB] [R-[__]]

Ladies and Gentlemen:

        _________________________    (the    "Purchaser")    intends    to    purchase    from
___________________________   (the  "Seller")  $_____________  Initial  Certificate  Principal
Balance of Home Equity  Mortgage  Asset-Backed  Pass-Through  Certificates,  Series  2005-KS6,
Class [B]  [SB] [R-[__]] (the  "Certificates"),  issued  pursuant to the Pooling and Servicing
Agreement  (the  "Pooling  and  Servicing  Agreement"),   dated  as  of  June  1,  2005  among
Residential  Asset  Securities  Corporation,  as  depositor  (the  "Depositor"),   Residential
Funding  Corporation,  as master  servicer  (the "Master  Servicer"),  and U.S.  Bank National
Association,  as trustee  (the  "Trustee").  All terms used herein and not  otherwise  defined shall have the  meanings  set forth in the  Pooling and  Servicing  Agreement.  The  Purchaser
hereby certifies,  represents and warrants to, and covenants with, the Depositor,  the Trustee and the Master Servicer that:

1.      The  Purchaser  understands  that (a) the  Certificates  have not been and will not be registered  or  qualified  under the  Securities  Act of 1933,  as amended (the
               "Act") or any state  securities  law,  (b) the  Depositor is not required to so register or qualify the  Certificates,  (c) the Certificates may be resold only if registered and qualified  pursuant to the provisions of the Act or any state securities law, or if an exemption from such  registration and qualification is available,  (d) the  Pooling  and  Servicing  Agreement  contains  restrictions regarding the transfer of the Certificates  and (e) the Certificates  will bear a legend to the foregoing effect.

2.      The Purchaser is acquiring the  Certificates  for its own account for investment  only and not with a view to or for sale in connection with any distribution  thereof in any manner that would  violate the Act or any  applicable  state  securities laws.

3.      The Purchaser is (a) a substantial,  sophisticated  institutional investor having such
               knowledge  and   experience  in  financial  and  business   matters,   and,  in
               particular,  in such matters related to securities similar to the Certificates, such that it is capable of  evaluating  the merits and risks of  investment  in the  Certificates,  (b) able to bear the economic  risks of such an  investment and (c) an "accredited  investor" within the meaning of Rule 501(a) promulgated pursuant to the Act.

4.      The Purchaser has been  furnished  with,  and has had an  opportunity to review (a) [a copy of the Private  Placement  Memorandum,  dated  ___________________,  20__, relating  to the  Certificates  (b)]  a  copy  of  the  Pooling  and  Servicing
               Agreement and [b] [c] such other information  concerning the Certificates,  the
               Mortgage  Loans and the Depositor as has been  requested by the Purchaser  from the  Depositor  or the Seller and is  relevant to the  Purchaser's  decision to purchase the  Certificates.  The Purchaser  has had any questions  arising from such review answered by the Depositor or the Seller to the  satisfaction of the
               Purchaser.  [If the  Purchaser  did not  purchase  the  Certificates  from  the
               Seller in connection with the initial  distribution of the Certificates and was provided with a copy of the Private  Placement  Memorandum  (the  "Memorandum")
               relating to the original sale (the "Original  Sale") of the Certificates by the
               Depositor,  the Purchaser  acknowledges that such Memorandum was provided to it by the Seller,  that the  Memorandum  was prepared by the Depositor  solely for use in connection  with the Original Sale and the Depositor did not participate in or facilitate in any way the purchase of the  Certificates  by the Purchaser from the  Seller,  and the  Purchaser  agrees  that it will look  solely to the
               Seller and not to the Depositor  with respect to any damage,  liability,  claim or expense  arising out of,  resulting from or in connection  with (a) error or omission,  or alleged error or omission,  contained in the  Memorandum,  or (b)
               any   information,   development  or  event  arising  after  the  date  of  the
               Memorandum.]

5.      The  Purchaser  has not and will not nor has it  authorized  or will it authorize  any person to (a)  offer,  pledge,  sell,  dispose  of or  otherwise  transfer  any
               Certificate,  any interest in any Certificate or any other similar  security to any person in any  manner,  (b) solicit any offer to buy or to accept a pledge, disposition  of  other  transfer  of  any  Certificate,  any  interest  in  any
               Certificate  or any other similar  security from any person in any manner,  (c)
               otherwise  approach or negotiate with respect to any Certificate,  any interest in any  Certificate  or any  other  similar  security  with any  person  in any manner,  (d) make any general  solicitation by means of general  advertising or in any  other  manner  or (e) take  any  other  action,  that (as to any of (a)
               through (e) above) would  constitute a distribution  of any  Certificate  under the Act, that would render the  disposition  of any  Certificate a violation of
               Section  5 of the  Act or any  state  securities  law,  or that  would  require registration or  qualification  pursuant  thereto.  The Purchaser will not sell or otherwise  transfer any of the  Certificates,  except in compliance with the provisions of the Pooling and Servicing Agreement.

6.      The Purchaser  hereby  certifies,  represents  and warrants to, and covenants with the
               Depositor,  the Trustee and the Master  Servicer that the following  statements in (a) or (b) [with respect to Class B - (a), (b), (c) or (d)] are correct:

                             (a)    The  Purchaser  is not an employee  benefit  plan or other plan or arrangement subject to the prohibited  transaction provisions of the  Employee  Retirement  Income  Security  Act  of  1974,  as  amended
                      ("ERISA"),  or Section  4975 of the Internal  Revenue  Code of 1986,  as
                      amended (the  "Code"),  or any person  (including  an insurance  company investing its general account,  an investment manager, a named fiduciary or a trustee  of any such plan) who is using  "plan  assets" of any such plan  to  effect  such  acquisition  (each  of the  foregoing,  a  "Plan
                      Investor"); or

                             (b)    the  Purchaser  has provided the  Trustee,  the  Depositor and the Master Servicer with an Opinion of Counsel  acceptable to and in form and substance  satisfactory  to the Trustee,  the Depositor and the
                      Master   Servicer  to  the  effect  that  the  purchase  or  holding  of
                      Certificates  is permissible  under  applicable law, will not constitute or result in any non-exempt prohibited  transaction under Section 406 of
                      ERISA  or  Section 4975  of the Code (or  comparable  provisions  of any subsequent enactments),  and will not subject the Trustee, the Depositor or  the  Master  Servicer  to any  obligation  or  liability  (including obligations or  liabilities  under ERISA or Section 4975 of the Code) in addition to those  undertaken  in the Pooling and  Servicing  Agreement, which  Opinion of Counsel  shall not be an expense of the  Trustee,  the
                      Depositor or the Master Servicer; [or]

                             (c)    [if at the  time  of  such  purchase,  the  rating  of the
                      Class B  Certificates  is BBB- or better][it has acquired and is holding such  Certificate  in reliance on U.S.  Department  of Labor  Prohibited
                      Transaction  Exemption ("PTE") 94-29, as most recently amended,  67 Fed.
                      Reg.  54487  (Aug.  22,  2002)  (the  "RFC  Exemption"),   and  that  it
                      understands  that there are certain  conditions to the  availability  of the RFC Exemption  including that such Certificate must be rated, at the time of purchase,  not lower than "BBB-" (or its  equivalent)  by Fitch,
                      Standard & Poor's or Moody's; or]

                             (d)    (i) such Buyer is an  insurance  company,  (ii) the source of  funds  used  to  purchase  or hold  such  Certificate  (or  interest therein)  is an  "insurance  company  general  account"  (as  defined in
                      Prohibited  Transaction Class Exemption  ("PTCE") 95-60),  and (iii) the
                      conditions  set  forth in  Sections  I and III of PTCE  95-60  have been satisfied.]

        In  addition,  the  Purchaser  hereby  certifies,  represents  and  warrants  to,  and covenants  with,  the Depositor,  the Trustee and the Master  Servicer that the Purchaser will not transfer such  Certificates  to any Plan or person unless either such Plan or person meets the requirements set forth in either (a), (b) or (c) above.

                                                   Very truly yours,

                                                    ..........................................
                                                   (Purchaser)

                                                   By:........................................
                                                   Name:......................................
                                                   Title:.....................................

                                                                                     EXHIBIT J

                           FORM OF TRANSFEROR REPRESENTATION LETTER

                                                                          ______________, 20__

Residential Asset Securities Corporation
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, Minnesota 55437

U.S. Bank National Association
EP-MN-WS3D
60 Livingston Avenue
St. Paul, MN 55107

Attention: Residential Funding Corporation Series 2005-KS6

        Re:    Home Equity Mortgage Asset-Backed  Pass-Through Certificates,
               Series 2005-KS6, Class [B] [SB] [R-[__]]

Ladies and Gentlemen:

               In connection  with the sale by __________  (the  "Seller") to __________  (the
"Purchaser")  of $__________  Initial  Certificate  Principal  Balance of Home Equity Mortgage
Asset-  Backed  Pass-Through  Certificates,  Series  2005-KS6,  Class [B]  [SB]  [R-[__]] (the
"Certificates"),  issued  pursuant to the Pooling and  Servicing  Agreement  (the "Pooling and
Servicing  Agreement"),   dated  as  of  June  1,  2005  among  Residential  Asset  Securities
Corporation,  as depositor  (the  "Depositor"),  Residential  Funding  Corporation,  as master servicer,  and U.S. Bank National Association,  as trustee (the "Trustee").  The Seller hereby certifies,  represents  and warrants to, and  covenants  with,  the  Depositor and the Trustee that:

               Neither the Seller nor anyone  acting on its behalf has (a)  offered,  pledged, sold,  disposed of or otherwise  transferred any Certificate,  any interest in any Certificate or any other  similar  security to any person in any manner,  (b) has  solicited  any offer to buy or to accept a pledge,  disposition or other transfer of any Certificate,  any interest in any  Certificate  or any  other  similar  security  from any  person  in any  manner,  (c) has otherwise  approached  or  negotiated  with  respect to any  Certificate,  any interest in any
Certificate  or any other  similar  security  with any person in any manner,  (d) has made any general  solicitation  by means of  general  advertising  or in any other  manner,  or (e) has taken  any  other  action,  that (as to any of (a)  through  (e)  above)  would  constitute  a distribution  of the  Certificates  under the Securities  Act of 1933 (the "Act"),  that would render the  disposition  of any  Certificate  a violation of Section 5 of the Act or any state securities law, or that would require  registration or  qualification  pursuant  thereto.  The
Seller will not act, in any manner set forth in the  foregoing  sentence  with  respect to any
Certificate.  The  Seller  has  not  and  will  not  sell  or  otherwise  transfer  any of the
Certificates,  except  in  compliance  with  the  provisions  of  the  Pooling  and  Servicing
Agreement.

                                                   Very truly yours,

                                                    ..........................................
                                                   (Purchaser)

                                                   By:........................................
                                                   Name:......................................
                                                   Title:.....................................

                                                                                     EXHIBIT K

                          TEXT OF AMENDMENT TO POOLING AND SERVICING
                         AGREEMENT PURSUANT TO SECTION 11.01(e) FOR A
                                       LIMITED GUARANTY

                                         ARTICLE XII

                   Subordinate Certificate Loss Coverage; Limited Guaranty

        Section 12.01.  Subordinate  Certificate Loss Coverage;  Limited Guaranty. (a) Subject
to  subsection  (c)  below,  prior  to the  later  of the  third  Business  Day  prior to each
Distribution  Date or the related  Determination  Date, the Master  Servicer  shall  determine whether it or any Subservicer will be entitled to any  reimbursement  pursuant to Section 3.10 on such  Distribution Date for Advances or Subservicer  Advances  previously made, (which will not be Advances or  Subservicer  Advances that were made with respect to  delinquencies  which were subsequently  determined to be Excess Special Hazard Losses,  Excess Fraud Losses, Excess
Bankruptcy  Losses or  Extraordinary  Losses)  and, if so, the Master  Servicer  shall  demand payment  from  Residential  Funding  of an  amount  equal to the  amount  of any  Advances  or
Subservicer  Advances  reimbursed  pursuant to Section  3.10,  to the extent such  Advances or
Subservicer  Advances  have  not been  included  in the  amount  of the  Realized  Loss in the related  Mortgage Loan, and shall  distribute the same to the Class SB  Certificateholders  in the same manner as if such amount were to be distributed pursuant to Section 4.02.

               (b)    Subject  to  subsection  (c)  below,  prior to the  later  of the  third
Business Day prior to each  Distribution  Date or the related  Determination  Date, the Master
Servicer  shall  determine  whether any  Realized  Losses  (other than Excess  Special  Hazard
Losses,  Excess  Bankruptcy  Losses,  Excess  Fraud Losses and  Extraordinary  Losses) will be allocated to the Class SB  Certificates  on such  Distribution  Date pursuant to Section 4.05, and, if so, the Master  Servicer shall demand payment from  Residential  Funding of the amount of such  Realized Loss and shall  distribute  the same to the Class SB  Certificateholders  in the same manner as if such amount were to be distributed  pursuant to Section 4.02;  provided, however,  that the  amount of such  demand in  respect  of any  Distribution  Date shall in no event be greater than the sum of (i) the  additional  amount of Accrued  Certificate  Interest that would have been paid for the Class SB  Certificateholders  on such  Distribution Date had such  Realized  Loss or Losses  not  occurred  plus (ii) the  amount of the  reduction  in the
Certificate  Principal Balances of the Class SB  Certificates on such Distribution Date due to such Realized Loss or Losses.  Notwithstanding  such  payment,  such Realized  Losses shall be deemed to have been borne by the  Certificateholders  for  purposes  of Section  4.05.  Excess
Special  Hazard  Losses,  Excess Fraud  Losses,  Excess  Bankruptcy  Losses and  Extraordinary
Losses  allocated  to the  Class SB  Certificates  will  not  be  covered  by the  Subordinate
Certificate Loss Obligation.

               (c)    Demands for  payments  pursuant to this  Section  shall be made prior to the  later  of the  third  Business  Day  prior  to  each  Distribution  Date  or the  related
Determination  Date by the Master  Servicer with written  notice  thereof to the Trustee.  The maximum amount that  Residential  Funding shall be required to pay pursuant to this Section on any Distribution  Date (the "Amount  Available")  shall be equal to the lesser of (X) ________
minus the sum of (i) all  previous  payments  made  under  subsections  (a) and (b) hereof and
(ii) all draws under the Limited  Guaranty  made in lieu of such  payments as described  below in  subsection  (d)  and  (Y) the  then  outstanding  Certificate  Principal  Balances  of the
Class SB  Certificates,  or such lower amount as may be established pursuant to Section 12.02.
Residential  Funding's  obligations as described in this Section are referred to herein as the
"Subordinate Certificate Loss Obligation."

               (d)    The Trustee will promptly notify General Motors  Acceptance  Corporation of any  failure  of  Residential  Funding  to make any  payments  hereunder  and shall  demand payment  pursuant  to the  limited  guaranty  (the  "Limited  Guaranty"),  executed by General
Motors Acceptance  Corporation,  of Residential Funding's obligation to make payments pursuant to this  Section,  in an amount equal to the lesser of (i) the Amount  Available and (ii) such required  payments,  by delivering to General Motors  Acceptance  Corporation a written demand for  payment  by  wire  transfer,  not  later  than  the  second  Business  Day  prior  to the
Distribution Date for such month, with a copy to the Master Servicer.

               (e)    All payments  made by  Residential  Funding  pursuant to this Section or amounts  paid under the  Limited  Guaranty  shall be  deposited  directly  in the  Certificate
Account,   for  distribution  on  the  Distribution  Date  for  such  month  to  the  Class SB
Certificateholders.

               (f)    The  Depositor  shall  have  the  option,  in its  sole  discretion,  to substitute  for either or both of the Limited  Guaranty or the  Subordinate  Certificate  Loss
Obligation  another instrument in the form of a corporate  guaranty,  an irrevocable letter of credit,  a surety bond,  insurance  policy or similar  instrument or a reserve fund;  provided that (i) the  Depositor  obtains  (subject  to the  provisions  of Section  10.01(f) as if the
Depositor was  substituted  for the Master Servicer solely for the purposes of such provision)
an Opinion of Counsel  (which  need not be an opinion of  independent  counsel)  to the effect that  obtaining such  substitute  corporate  guaranty,  irrevocable  letter of credit,  surety bond,  insurance  policy or similar  instrument  or reserve fund will not cause either (a) any federal tax to be imposed on the Trust Fund,  including  without  limitation,  any federal tax
imposed  on  "prohibited   transactions"  under  Section   860(F)(a)(1)  of  the  Code  or  on
"contributions  after the startup  date"  under  Section  860(G)(d)(1)  of the Code or (b) the
Trust  Fund to fail to  qualify as a REMIC at any time that any  Certificate  is  outstanding, and (ii) no such  substitution  shall be made unless (A) the  substitute  Limited  Guaranty or
Subordinate  Certificate  Loss  Obligation  is for an  initial  amount  not less than the then
current  Amount  Available  and  contains   provisions  that  are  in  all  material  respects
equivalent  to the  original  Limited  Guaranty or  Subordinate  Certificate  Loss  Obligation
(including that no portion of the fees,  reimbursements  or other  obligations  under any such instrument  will be borne by the  Trust  Fund),  (B) the long  term  debt  obligations  of any obligor of any substitute  Limited  Guaranty or Subordinate  Certificate  Loss  Obligation (if
not  supported by the Limited  Guaranty)  shall be rated at least the lesser of (a) the rating of the long term debt obligations of General Motors  Acceptance  Corporation as of the date of issuance  of the  Limited  Guaranty  and (b) the rating of the long term debt  obligations  of
General Motors  Acceptance  Corporation at the date of such  substitution and (C) if the Class
SB Certificates have been rated, the Depositor  obtains written  confirmation from each Rating
Agency  that  rated the  Class SB  Certificates  at the  request  of the  Depositor  that such substitution  shall not lower the rating on the Class SB  Certificates below the lesser of (a)
the  then-current  rating assigned to the Class SB  Certificates by such Rating Agency and (b)
the  original  rating  assigned  to the  Class SB  Certificates  by such  Rating  Agency.  Any replacement of the Limited  Guaranty or Subordinate  Certificate  Loss Obligation  pursuant to this  Section  shall  be  accompanied  by a  written  Opinion  of  Counsel  to the  substitute guarantor or obligor,  addressed to the Master Servicer and the Trustee,  that such substitute instrument  constitutes a legal, valid and binding  obligation of the substitute  guarantor or obligor,  enforceable in accordance  with its terms,  and concerning such other matters as the
Master Servicer and the Trustee shall reasonably  request.  Neither the Depositor,  the Master
Servicer  nor the  Trustee  shall be  obligated  to  substitute  for or  replace  the  Limited
Guaranty or Subordinate Certificate Loss Obligation under any circumstance.

               Section 12.02.  Amendments  Relating to the Limited  Guaranty.  Notwithstanding
Sections  11.01 or 12.01:  (i) the  provisions of this Article XII may be amended,  superseded or deleted,  (ii) the Limited  Guaranty or  Subordinate  Certificate  Loss  Obligation  may be
amended,  reduced  or  canceled,  and (iii) any other  provision  of this  Agreement  which is related or  incidental  to the  matters  described  in this  Article XII may be amended in any manner;  in each case by written  instrument  executed or  consented to by the  Depositor  and
Residential Funding but without the consent of any  Certificateholder  and without the consent of the Master  Servicer or the Trustee being required  unless any such amendment  would impose any  additional  obligation  on, or otherwise  adversely  affect the  interests of, the Master
Servicer or the  Trustee,  as  applicable;  provided  that the  Depositor  shall also obtain a letter from each  Rating  Agency that rated the  Class SB  Certificates  at the request of the
Depositor to the effect that such  amendment,  reduction,  deletion or  cancellation  will not lower the  rating  on the  Class SB  Certificates  below  the  lesser of (a) the  then-current rating  assigned  to the  Class SB  Certificates  by such Rating  Agency and (b) the  original rating assigned to the Class SB  Certificates by such Rating Agency,  unless (A) the Holder of
100% of the Class SB  Certificates  is  Residential  Funding or an  Affiliate  of  Residential
Funding,  or (B) such  amendment,  reduction,  deletion or  cancellation is made in accordance with Section  11.01(e)  and,  provided  further  that the  Depositor  obtains  (subject to the provisions of Section  10.01(f) as if the Depositor was  substituted  for the Master  Servicer solely  for  the  purposes  of  such  provision),  in the  case  of a  material  amendment  or supersession  (but not a reduction,  cancellation  or deletion of the Limited  Guaranty or the
Subordinate  Certificate  Loss  Obligation),  an  Opinion  of  Counsel  (which  need not be an opinion of  independent  counsel) to the effect that any such amendment or  supersession  will not cause  either  (a) any  federal  tax to be imposed on the Trust  Fund,  including  without limitation,  any federal tax imposed on "prohibited  transactions" under Section 860F(a)(1) of the Code or on  "contributions  after the startup date" under  Section  860G(d)(1) of the Code or (b) the  Trust  Fund to fail to  qualify  as a REMIC at any time  that any  Certificate  is outstanding.  A copy of any such  instrument  shall be  provided to the Trustee and the Master
Servicer  together with an Opinion of Counsel that such  amendment  complies with this Section
12.02.

                                        EXHIBIT L

                                   FORM OF LIMITED GUARANTY
                           RESIDENTIAL ASSET SECURITIES CORPORATION

                 Home Equity Mortgage Asset-Backed Pass-Through Certificates
                                       Series 2005-KS6

                                                                              __________, 20__

U.S. Bank National Association
EP-MN-WS3D
60 Livingston Avenue
St. Paul, MN 55107

Attention:  Residential Funding Corporation Series 2005-KS6

Ladies and Gentlemen:

               WHEREAS,  Residential Funding Corporation, a Delaware corporation ("Residential
Funding"),  an indirect wholly-owned  subsidiary of General Motors Acceptance  Corporation,  a
New York corporation  ("GMAC"),  plans to incur certain obligations as described under Section
12.01 of the  Pooling  and  Servicing  Agreement  dated  as of June 1,  2005  (the  "Servicing
Agreement"),  among Residential Asset Securities  Corporation (the  "Depositor"),  Residential
Funding and U.S. Bank  National  Association  (the  "Trustee") as amended by Amendment No. ___
thereto,  dated  as of  ________,  with  respect  to the  Home  Equity  Mortgage  Asset-Backed
Pass-Through Certificates, Series 2005-KS6 (the "Certificates"); and

               WHEREAS,  pursuant to Section  12.01 of the  Servicing  Agreement,  Residential
Funding  agrees to make payments to the Holders of the Class SB  Certificates  with respect to certain losses on the Mortgage Loans as described in the Servicing Agreement; and

               WHEREAS,  GMAC  desires  to  provide  certain  assurances  with  respect to the ability of  Residential  Funding to secure  sufficient  funds and  faithfully  to perform  its
Subordinate Certificate Loss Obligation;

               NOW THEREFORE,  in  consideration  of the premises herein contained and certain other good and  valuable  consideration,  the  receipt of which is hereby  acknowledged,  GMAC agrees as follows:

2.      Provision  of Funds.  (a) GMAC agrees to  contribute  and  deposit in the  Certificate
Account on behalf of Residential  Funding (or otherwise provide to Residential  Funding, or to cause to be made available to Residential  Funding),  either directly or through a subsidiary, in any case  prior to the  related  Distribution  Date,  such  moneys  as may be  required  by
Residential  Funding to perform its  Subordinate  Certificate  Loss Obligation when and as the same  arises  from time to time upon the demand of the  Trustee  in  accordance  with  Section
12.01 of the Servicing Agreement.

               (b)    The agreement  set forth in the preceding  clause (a) shall be absolute, irrevocable and  unconditional  and shall not be affected by the transfer by GMAC or any other person  of  all  or any  part  of  its  or  their  interest  in  Residential  Funding,  by any insolvency,  bankruptcy,  dissolution or other proceeding affecting Residential Funding or any other person,  by any defense or right of  counterclaim,  set-off or recoupment  that GMAC may have against  Residential  Funding or any other  person or by any other fact or  circumstance.
Notwithstanding  the foregoing,  GMAC's  obligations under clause (a) shall terminate upon the earlier of  (x) substitution  for this Limited  Guaranty  pursuant to Section  12.01(f) of the
Servicing  Agreement,  or (y) the  termination  of the Trust Fund  pursuant  to the  Servicing
Agreement.

3.      Waiver.  GMAC hereby waives any failure or delay on the part of  Residential  Funding, the Trustee or any other person in  asserting or enforcing  any rights or in making any claims or  demands  hereunder.  Any  defective  or  partial  exercise  of any such  rights  shall not preclude any other or further  exercise of that or any other such right.  GMAC further  waives demand,  presentment,  notice of default,  protest, notice of acceptance and any other notices with respect to this  Limited  Guaranty,  including,  without  limitation,  those of action or non-action on the part of Residential Funding or the Trustee.

4.      Modification,  Amendment  and  Termination.  This  Limited  Guaranty  may be modified, amended or terminated  only by the written  agreement of GMAC and the Trustee and only if such modification,  amendment or  termination  is permitted  under  Section  12.02 of the Servicing
Agreement.  The  obligations of GMAC under this Limited  Guaranty shall continue and remain in effect so long as the  Servicing  Agreement  is not  modified or amended in any way that might affect the obligations of GMAC under this Limited  Guaranty  without the prior written consent of GMAC.

5.      Successor.  Except as otherwise  expressly  provided herein,  the guarantee herein set forth shall be binding upon GMAC and its respective successors.

6.      Governing  Law.  This Limited  Guaranty  shall be governed by the laws of the State of
New York.

7.      Authorization  and Reliance.  GMAC  understands  that a copy of this Limited  Guaranty shall be  delivered to the Trustee in  connection  with the  execution of Amendment  No. __ to the Servicing  Agreement and GMAC hereby  authorizes  the Depositor and the Trustee to rely on the covenants and agreements set forth herein.

8.      Definitions.  Capitalized  terms used but not otherwise  defined herein shall have the meaning given them in the Servicing Agreement.

9.      Counterparts.  This Limited  Guaranty  may be executed in any number of  counterparts, each of which shall be deemed to be an original and such  counterparts  shall  constitute  but one and the same instrument.

               IN WITNESS  WHEREOF,  GMAC has caused this Limited  Guaranty to be executed and delivered by its respective  officers  thereunto duly  authorized as of the day and year first above written.

                                                   GENERAL MOTORS ACCEPTANCE
                                                   CORPORATION

                                                   By:........................................
                                                   Name:......................................
                                                   Title:.....................................

Acknowledged by:

U.S. BANK NATIONAL ASSOCIATION,
  as Trustee

By:.........................................
Name:.......................................
Title:......................................

RESIDENTIAL ASSET SECURITIES
CORPORATION

By:.........................................
Name:.......................................
Title:......................................

                                                                                     EXHIBIT M

                 FORM OF LENDER CERTIFICATION FOR ASSIGNMENT OF MORTGAGE LOAN

                                                                              __________, 20__

Residential Asset Securities Corporation
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, Minnesota  55437

U.S. Bank National Association
EP-MN-WS3D
60 Livingston Avenue
St. Paul, MN 55107

Attention:  Residential Funding Corporation Series 2005-KS6

        Re:    Home Equity Mortgage Asset-Backed Pass-Through Certificates,
               Series 2005-KS6 Assignment of Mortgage Loan

Ladies and Gentlemen:

        This  letter  is  delivered  to you in  connection  with  the  assignment  by U.S Bank
National   Association   (the   "Trustee")  to   _______________________   (the  "Lender")  of
_______________  (the  "Mortgage  Loan")  pursuant  to  Section  3.13(d)  of the  Pooling  and
Servicing  Agreement (the "Pooling and Servicing  Agreement"),  dated as of June 1, 2005 among
Residential  Asset  Securities  Corporation,  as  depositor  (the  "Depositor"),   Residential
Funding  Corporation,  as master  servicer,  and the  Trustee.  All terms used  herein and not otherwise  defined shall have the meanings set forth in the Pooling and  Servicing  Agreement.
The Lender  hereby  certifies,  represents  and warrants to, and  covenants  with,  the Master
Servicer and the Trustee that:

(ii)    the Mortgage Loan is secured by Mortgaged  Property located in a jurisdiction in which an  assignment in lieu of  satisfaction  is required to preserve  lien  priority,  minimize or avoid mortgage  recording taxes or otherwise  comply with, or facilitate a refinancing  under, the laws of such jurisdiction;

(iii)   the  substance  of the  assignment  is, and is intended to be, a  refinancing  of such
Mortgage Loan and the form of the  transaction  is solely to comply with,  or  facilitate  the transaction under, such local laws;

(iv)    the Mortgage Loan  following the proposed  assignment  will be modified to have a rate of interest at least 0.25 percent  below or above the rate of interest on such  Mortgage  Loan prior to such proposed assignment; and

(v)     such assignment is at the request of the borrower under the related Mortgage Loan.

                                                   Very truly yours,

                                                   ...........................................
                                                   (Lender)

                                                   By:........................................
                                                   Name:......................................
                                                   Title:.....................................

                                                                                     EXHIBIT N

                         FORM OF RULE 144A INVESTMENT REPRESENTATION

                   Description of Rule 144A Securities, including numbers:
                       _______________________________________________
                       _______________________________________________
                       _______________________________________________
                       _______________________________________________

               The  undersigned  seller,  as  registered  holder  (the  "Seller"),  intends to transfer the Rule 144A Securities described above to the undersigned buyer (the "Buyer").

1.      In connection  with such transfer and in accordance  with the  agreements  pursuant to which the Rule 144A  Securities  were  issued,  the  Seller  hereby  certifies  the  following facts:  Neither  the  Seller  nor  anyone  acting  on its  behalf  has  offered,  transferred, pledged,  sold or  otherwise  disposed of the Rule 144A  Securities,  any interest in the Rule
144A  Securities or any other  similar  security to, or solicited any offer to buy or accept a transfer,  pledge or other  disposition of the Rule 144A Securities,  any interest in the Rule
144A  Securities or any other  similar  security  from, or otherwise  approached or negotiated with  respect to the Rule 144A  Securities,  any interest in the Rule 144A  Securities  or any other similar  security with, any person in any manner,  or made any general  solicitation  by means of general  advertising  or in any other manner,  or taken any other action,  that would constitute a  distribution  of the Rule 144A  Securities  under the Securities Act of 1933, as amended (the "1933 Act"),  or that would render the  disposition of the Rule 144A Securities a violation  of Section 5 of the 1933 Act or require  registration  pursuant  thereto,  and that the Seller has not  offered  the Rule 144A  Securities  to any person  other than the Buyer or another "qualified institutional buyer" as defined in Rule 144A under the 1933 Act.

2.      The Buyer,  pursuant  to Section  5.02 of the  Pooling and  Servicing  Agreement  (the
"Agreement"),  dated as of June 1,  2005  among  Residential  Funding  Corporation,  as master servicer (the "Master  Servicer"),  Residential  Asset  Securities  Corporation,  as depositor
(the "Depositor"),  and U.S. Bank National  Association,  as trustee (the "Trustee")  warrants and represents  to, and covenants  with,  the Seller,  the Trustee and the Master  Servicer as follows:

a.      The Buyer  understands  that the Rule 144A Securities  have not been registered  under the 1933 Act or the securities laws of any state.

b.      The Buyer considers itself a substantial,  sophisticated institutional investor having such knowledge and experience in financial and business  matters that it is capable of evaluating the merits and risks of investment in the Rule 144A Securities.

c.      The Buyer has been furnished with all  information  regarding the Rule 144A Securities that it has requested from the Seller, the Trustee or the Servicer.

d.      Neither the Buyer nor anyone acting on its behalf has offered,  transferred,  pledged, sold or otherwise disposed of the Rule 144A Securities,  any interest in the Rule 144A
        Securities or any other  similar  security to, or solicited any offer to buy or accept a transfer,  pledge or other disposition of the Rule 144A Securities,  any interest in the Rule 144A Securities or any other similar  security from, or otherwise  approached or negotiated with respect to the Rule 144A Securities,  any interest in the Rule 144A
        Securities or any other similar  security with, any person in any manner,  or made any general  solicitation by means of general advertising or in any other manner, or taken any other action,  that would  constitute a distribution  of the Rule 144A  Securities under the 1933 Act or that would render the  disposition of the Rule 144A Securities a violation of Section 5 of the 1933 Act or require  registration  pursuant thereto, nor will it act, nor has it  authorized  or will it  authorize  any person to act, in such manner with respect to the Rule 144A Securities.

e.      The Buyer is a  "qualified  institutional  buyer" as that term is defined in Rule 144A under the 1933 Act and has  completed  either of the  forms of  certification  to that effect  attached  hereto as Annex I or Annex II.  The Buyer is aware  that the sale to it is being  made in  reliance  on Rule  144A.  The Buyer is  acquiring  the Rule 144A
        Securities  for its own  account  or the  accounts  of other  qualified  institutional buyers,  understands  that  such  Rule  144A  Securities  may be  resold,  pledged  or transferred only (i) to a person reasonably  believed to be a qualified  institutional buyer  that  purchases  for  its  own  account  or  for  the  account  of a  qualified institutional  buyer to whom  notice is given that the  resale,  pledge or transfer is being made in  reliance  on Rule 144A,  or (ii)  pursuant  to another  exemption  from registration under the 1933 Act.

3.      The Buyer of Class B  Certificates  represents by virtue of its purchase or holding of such Certificate (or interest therein) that either

a.      it is not an  employee  benefit  plan or  other  plan or  arrangement  subject  to the prohibited  transaction provisions of ERISA or Section 4975 of the Code, or any person
        (including an insurance company investing its general account,  an investment manager, a named  fiduciary  or a trustee of any such plan) who is using  "plan  assets" of any such plan to effect such acquisition (each of the foregoing, a "Plan Investor");

b.      [if at the time of such purchase,  the rating of the Class B  Certificates  is BBB- or better][it  has  acquired  and  is  holding  such  Certificate  in  reliance  on  U.S.
        Department of Labor Prohibited  Transaction  Exemption ("PTE") 94-29, as most recently amended,  67 Fed.  Reg.  54487  (Aug.  22,  2002) (the "RFC  Exemption"),  and that it understands  that  there  are  certain  conditions  to the  availability  of  the  RFC
        Exemption including that such Certificate must be rated, at the time of purchase,  not lower than "BBB-" (or its equivalent) by Fitch, Standard & Poor's or Moody's;]

c.      (i) such Buyer is an insurance  company,  (ii) the source of funds used to purchase or hold such Certificate (or interest therein) is an "insurance  company general account"
        (as defined in Prohibited  Transaction Class Exemption  ("PTCE") 95-60), and (iii) the
        conditions set forth in Sections I and III of PTCE 95-60 have been satisfied; or

d.      has provided the Trustee,  the  Depositor  and the Master  Servicer with an Opinion of
        Counsel  acceptable  to and in form and  substance  satisfactory  to the Trustee,  the
        Depositor,  and the Master Servicer to the effect that the purchase or holding of this
        Certificate is permissible  under applicable law, will not constitute or result in any non-exempt  prohibited  transaction  under Section 406 of ERISA or Section 4975 of the
        Code (or  comparable  provisions of any subsequent  enactments),  and will not subject the Trustee,  the  Depositor,  or the Master  Servicer to any  obligation or liability
        (including  obligations  or  liabilities  under ERISA or Section  4975 of the Code) in addition to those  undertaken in the Agreement,  which Opinion of Counsel shall not be an expense of the Trustee, the Depositor or the Master Servicer.

4.      The Buyer of Class SB Certificates or Class R Certificates

a.      is not a Plan Investor; or

b.      has provided the Trustee,  the  Depositor  and the Master  Servicer with an Opinion of
        Counsel  acceptable  to and in form and  substance  satisfactory  to the Trustee,  the
        Depositor,  and the Master Servicer to the effect that the purchase or holding of this
        Certificate is permissible  under applicable law, will not constitute or result in any non-exempt  prohibited  transaction  under Section 406 of ERISA or Section 4975 of the
        Code (or  comparable  provisions of any subsequent  enactments),  and will not subject the Trustee,  the  Depositor,  or the Master  Servicer to any  obligation or liability
        (including  obligations  or  liabilities  under ERISA or Section  4975 of the Code) in addition to those  undertaken in the Agreement,  which Opinion of Counsel shall not be an expense of the Trustee, the Depositor or the Master Servicer.

5.      This  document  may be  executed  in one or  more  counterparts  and by the  different parties hereto on separate counterparts,  each of which, when so executed,  shall be deemed to be an original; such counterparts, together, shall constitute one and the same document.

        IN WITNESS WHEREOF,  each of the parties has executed this document as of the date set forth below.

______________________________                    ______________________________
Print Name of Seller                              Print Name of Purchaser

By: ..........................................    By: ..........................................
    Name:                                             Name:
    Title:                                            Title:

Taxpayer Identification:                          Taxpayer Identification:

No............................................    No............................................

Date:.........................................    Date:.........................................

                                                                          ANNEX I TO EXHIBIT N

                   QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

                   [For Buyers Other Than Registered Investment Companies]

        The  undersigned  hereby  certifies  as  follows  in  connection  with the  Rule  144A
Investment Representation to which this Certification is attached:

1.......As indicated below, the undersigned is the President,  Chief Financial Officer, Senior
Vice President or other executive officer of the Buyer.

2.      In connection  with  purchases by the Buyer,  the Buyer is a "qualified  institutional buyer" as that term is defined in Rule 144A under the  Securities  Act of 1933  ("Rule  144A")
because (i) the Buyer owned and/or invested on a discretionary  basis  $______________________
in  securities  (except for the  excluded  securities  referred to below) as of the end of the
Buyer's most recent fiscal year (such amount being  calculated  in accordance  with Rule 144A)
and (ii) the Buyer satisfies the criteria in the category marked below.

        ___    Corporation,  etc. The Buyer is a corporation  (other than a bank,  savings and loan  association or similar  institution),  Massachusetts  or similar business trust,  partnership,  or charitable organization described in Section 501(c)(3)
               of the Internal Revenue Code.

        ___    Bank. The Buyer (a) is a national bank or banking  institution  organized under the laws of any State,  territory or the District of Columbia,  the business of which is  substantially  confined to banking and is  supervised by the State or territorial  banking  commission  or similar  official or is a foreign  bank or equivalent  institution,  and  (b)  has  an  audited  net  worth  of  at  least
               $25,000,000 as demonstrated in its latest annual financial  statements,  a copy of which is attached hereto.

        ___    Savings  and Loan.  The Buyer (a) is a savings and loan  association,  building and loan  association,  cooperative  bank,  homestead  association  or  similar institution,  which is supervised and examined by a State or Federal  authority having  supervision over any such institutions or is a foreign savings and loan association  or equivalent  institution  and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements.

        ___    Broker-Dealer.  The Buyer is a dealer registered  pursuant to Section 15 of the
               Securities Exchange Act of 1934.

        ___    Insurance  Company.  The  Buyer  is an  insurance  company  whose  primary  and predominant  business activity is the writing of insurance or the reinsuring of risks  underwritten by insurance  companies and which is subject to supervision by the  insurance  commissioner  or a similar  official or agency of a State or territory or the District of Columbia.

        ___    State or Local  Plan.  The  Buyer is a plan  established  and  maintained  by a
               State,  its political  subdivisions,  or any agency or  instrumentality  of the
               State or its political subdivisions, for the benefit of its employees.

        ___    ERISA Plan.  The Buyer is an employee  benefit plan within the meaning of Title
               I of the Employee Retirement Income Security Act of 1974, as amended ("ERISA").

        ___    Investment  Adviser.  The Buyer is an investment  adviser  registered under the
               Investment Advisers Act of 1940.

        ___    SBIC. The Buyer is a Small  Business  Investment  Company  licensed by the U.S.
               Small  Business  Administration  under  Section  301(c)  or (d)  of  the  Small
               Business Investment Act of 1958.

        ___    Business  Development  Company.  The Buyer is a business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940.

        ___    Trust  Fund.  The  Buyer  is a trust  fund  whose  trustee  is a bank or  trust company  and whose  participants  are  exclusively  (a) plans  established  and
               maintained  by  a  State,  its  political   subdivisions,   or  any  agency  or
               instrumentality of the State or its political subdivisions,  for the benefit of its employees,  or (b) employee  benefit plans within the meaning of Title I of the Employee  Retirement  Income  Security Act of 1974, but is not a trust fund that includes as participants individual retirement accounts or H.R. 10 plans.

3.      The term  "securities"  as used herein does not include (i) securities of issuers that are affiliated  with the Buyer,  (ii)  securities  that are part of an unsold  allotment to or subscription  by  the  Buyer,  if  the  Buyer  is a  dealer,  (iii)  bank  deposit  notes  and
certificates  of  deposit,  (iv)  loan  participations,   (v)  repurchase   agreements,   (vi)
securities owned but subject to a repurchase  agreement and (vii) currency,  interest rate and commodity swaps.

4.      For purposes of determining the aggregate  amount of securities  owned and/or invested on a  discretionary  basis by the  Buyer,  the Buyer used the cost of such  securities  to the
Buyer and did not  include  any of the  securities  referred  to in the  preceding  paragraph.
Further,  in determining such aggregate amount,  the Buyer may have included  securities owned by  subsidiaries  of the  Buyer,  but  only if such  subsidiaries  are  consolidated  with the
Buyer in its financial  statements  prepared in accordance with generally accepted  accounting principles  and if the  investments  of  such  subsidiaries  are  managed  under  the  Buyer's direction.  However,  such  securities  were not  included  if the Buyer is a  majority-owned, consolidated  subsidiary  of  another  enterprise  and the  Buyer is not  itself  a  reporting company under the Securities Exchange Act of 1934.

5.      The Buyer  acknowledges  that it is familiar with Rule 144A and  understands  that the seller to it and other parties  related to the  Certificates  are relying and will continue to rely on the  statements  made herein because one or more sales to the Buyer may be in reliance on Rule 144A.

____          ___        Will the Buyer be purchasing the Rule 144A
Yes           No         Securities for the Buyer's own account?
6.      If the answer to the foregoing  question is "no", the Buyer agrees that, in connection with  any  purchase  of  securities  sold to the  Buyer  for  the  account  of a  third  party
(including  any separate  account) in reliance on Rule 144A,  the Buyer will only purchase for the  account of a third party that at the time is a  "qualified  institutional  buyer"  within the meaning of Rule 144A.  In  addition,  the Buyer  agrees  that the Buyer will not  purchase securities  for a third party  unless the Buyer has obtained a current  representation  letter from such third party or taken other appropriate  steps  contemplated by Rule 144A to conclude that such third party  independently meets the definition of "qualified  institutional  buyer"
set forth in Rule 144A.

7.      The Buyer will notify each of the parties to which this  certification  is made of any changes in the  information and conclusions  herein.  Until such notice is given,  the Buyer's purchase of Rule 144A Securities will constitute a reaffirmation  of this  certification as of the date of such purchase.

                                            ..................................................
                                            Print Name of Buyer

                                            By:    ...........................................
                                                   Name:
                                                   Title:

                                            Date:  ...........................................

                                                                         ANNEX II TO EXHIBIT N

                   QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

                    [For Buyers That Are Registered Investment Companies]

        The  undersigned  hereby  certifies  as  follows  in  connection  with the  Rule  144A
Investment Representation to which this Certification is attached:

8.      As indicated  below,  the  undersigned is the President,  Chief  Financial  Officer or
Senior Vice  President of the Buyer or, if the Buyer is a "qualified  institutional  buyer" as that term is defined in Rule 144A  under the  Securities  Act of 1933  ("Rule  144A")  because
Buyer is part of a Family of Investment  Companies (as defined  below),  is such an officer of the Adviser.

9.      In connection with purchases by Buyer, the Buyer is a "qualified  institutional buyer"
as defined in SEC Rule 144A because (i) the Buyer is an investment  company  registered  under the  Investment  Company  Act of 1940,  and (ii) as  marked  below,  the Buyer  alone,  or the
Buyer's Family of Investment Companies,  owned at least $100,000,000 in securities (other than the excluded  securities  referred to below) as of the end of the Buyer's  most recent  fiscal year.  For  purposes  of  determining  the  amount  of  securities  owned by the  Buyer or the
Buyer's Family of Investment Companies, the cost of such securities was used.

        ____   The Buyer owned  $___________________  in  securities  (other than the excluded securities  referred to below) as of the end of the Buyer's most recent  fiscal year (such amount being calculated in accordance with Rule 144A).

        ____   The  Buyer is part of a  Family  of  Investment  Companies  which  owned in the aggregate  $______________  in securities  (other than the excluded  securities referred to below) as of the end of the Buyer's  most recent  fiscal year (such amount being calculated in accordance with Rule 144A).

10.     The term "Family of Investment  Companies" as used herein means two or more registered investment  companies (or series thereof) that have the same investment  adviser or investment advisers that are  affiliated  (by virtue of being  majority  owned  subsidiaries  of the same parent or because one investment adviser is a majority owned subsidiary of the other).

11.     The term  "securities"  as used herein does not include (i) securities of issuers that are  affiliated  with the Buyer or are part of the  Buyer's  Family of  Investment  Companies,
(ii) bank  deposit  notes  and  certificates  of  deposit,  (iii)  loan  participations,  (iv)
repurchase  agreements,  (v) securities  owned but subject to a repurchase  agreement and (vi)
currency, interest rate and commodity swaps.

12.     The Buyer is  familiar  with Rule 144A and  understands  that each of the  parties  to which this  certification  is made are  relying and will  continue  to rely on the  statements made  herein  because  one or more sales to the Buyer  will be in  reliance  on Rule 144A.  In addition, the Buyer will only purchase for the Buyer's own account.

13.     The undersigned  will notify each of the parties to which this  certification  is made of any changes in the  information  and  conclusions  herein.  Until such notice,  the Buyer's purchase of Rule 144A  Securities will constitute a  reaffirmation  of this  certification  by the undersigned as of the date of such purchase.

                                            ..................................................
                                            Print Name of Buyer

                                            By:    ...........................................
                                                   Name:
                                                   Title:

                                            IF AN ADVISER:

                                            Print Name of Buyer

                                            Date:  ...........................................

                                                                       EXHIBIT O

                                          [RESERVED]

                                                                                  EXHIBIT P

                             FORM OF ERISA REPRESENTATION LETTER

                                                                              __________, 20__

Residential Asset Securities Corporation
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, Minnesota 55437

U.S. Bank National Association
EP-MN-WS3D
60 Livingston Avenue
St. Paul, MN 55107

Residential Funding Corporation
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, Minnesota 55437

Attention: Residential Asset Securities Corporation Series 2005-KS6

Re:     Home Equity Mortgage Asset-Backed Pass-Through Certificates,
        Series 2005-KS6, Class SB

Ladies and Gentlemen:

        [____________________________________]  (the  "Purchaser")  intends to  purchase  from
[______________________________]    (the   "Seller")   $[____________]   Initial   Certificate
Principal  Balance of Home Equity  Mortgage  Asset-Backed  Pass-Through  Certificates,  Series
2005-KS6,  Class ____  (the  "Certificates"),  issued  pursuant to the  Pooling and  Servicing
Agreement  (the  "Pooling  and  Servicing  Agreement"),   dated  as  of  June  1,  2005  among
Residential  Asset Securities  Corporation,  as the depositor (the  "Depositor"),  Residential
Funding  Corporation,  as master  servicer  (the "Master  Servicer")  and U.S.  Bank  National
Association,  as trustee  (the  "Trustee").  All terms used herein and not  otherwise  defined shall have the  meanings  set forth in the  Pooling and  Servicing  Agreement.  The  Purchaser
hereby certifies,  represents and warrants to, and covenants with, the Depositor,  the Trustee and the Master Servicer that:

               (a)    The  Purchaser  is not  an  employee  benefit  plan  or  other  plan  or
        arrangement  subject  to  the  prohibited   transaction  provisions  of  the  Employee
        Retirement Income Security Act of 1974, as amended  ("ERISA"),  or Section 4975 of the
        Internal  Revenue Code of 1986, as amended (the "Code"),  or any person  (including an insurance  company  investing  its general  account,  an investment  manager,  a named fiduciary  or a trustee of any such plan) who is using "plan  assets" of any such plan to effect such acquisition (each of the foregoing, a "Plan Investor"); or

               (b)    The  Purchaser  has provided the Trustee,  the  Depositor and the Master
        Servicer  with  an  Opinion  of  Counsel  acceptable  to and  in  form  and  substance satisfactory to the Trustee,  the Depositor and the Master Servicer to the effect that the purchase or holding of Certificates is permissible  under applicable law, will not constitute or result in any  non-exempt  prohibited  transaction  under Section 406 of
        ERISA  or  Section  4975 of the  Code  (or  comparable  provisions  of any  subsequent enactments),  and will not subject the Trustee,  the Depositor or the Master  Servicer to any obligation or liability  (including  obligations or liabilities  under ERISA or
        Section  4975 of the  Code)  in  addition  to  those  undertaken  in the  Pooling  and
        Servicing  Agreement,  which  Opinion  of Counsel  shall not be at the  expense of the
        Trustee, the Depositor or the Master Servicer.

               In addition,  the Purchaser hereby  certifies,  represents and warrants to, and covenants with, the Depositor,  the Trustee and the Master Servicer that the Purchaser will not transfer such  Certificates  to any Plan or person unless such Plan or person meets the requirements set forth in either (a) or (b) above.

                                            Very truly yours,

                                            _______________________________________
                                            (Purchaser)

                                            By: ____________________________________
                                            Name: __________________________________
                                            Title: ___________________________________

                                                                                     EXHIBIT Q

                                          [RESERVED]

                                                                                    EXHIBIT R

                                     ASSIGNMENT AGREEMENT

                          (a copy can be obtained from the Trustee)

                                                                                     EXHIBIT S

                                          [RESERVED]

                                                                                   EXHIBIT T-1

                               FORM OF FORM 10-K CERTIFICATION

        I, [identify the certifying individual], certify that:

1.      I have  reviewed the annual  report on Form 10-K for the fiscal year  [____],  and all reports on Form 8-K containing  distribution or servicing  reports filed in respect of periods included  in the year  covered  by that  annual  report,  of the trust (the  "Trust")  created pursuant  to the  Pooling  and  Servicing  Agreement  dated  as of  June  1,  2005  (the  "P&S
Agreement")  among  Residential Asset Securities  Corporation (the  "Depositor"),  Residential
Funding  Corporation  (the  "Master  Servicer")  and  U.S.  Bank  National   Association  (the
"Trustee");

2.      Based on my knowledge,  the information in these reports,  taken as a whole,  does not contain any untrue  statement of a material  fact or omit to state a material  fact  necessary to make the statements  made, in light of the  circumstances  under which such statements were made, not misleading as of the last day of the period covered by this annual report;

3.      Based on my  knowledge,  the  servicing  information  required  to be  provided to the
Trustee by the Master  Servicer  under the P&S  Agreement  for  inclusion in these  reports is included in these reports;

4.      I am responsible  for reviewing the activities  performed by the Master Servicer under the P&S  Agreement  and based upon my  knowledge  and the annual  compliance  review  required under the P&S  Agreement,  and,  except as disclosed in the reports,  the Master  Servicer has fulfilled its obligations under the P&S Agreement; and

5.      The reports disclose all significant  deficiencies  relating to the Master  Servicer's compliance  with the  minimum  servicing  standards  based  upon  the  report  provided  by an independent  public  accountant,  after  conducting  a review in  compliance  with the Uniform
Single  Attestation  Program for Mortgage  Bankers as set forth in the P&S Agreement,  that is included in these reports.

        In giving  the  certifications  above,  I have  reasonably  relied on the  information provided to me by the following unaffiliated parties:  [the Trustee].

        IN WITNESS WHEREOF, I have duly executed this certificate as of _________, 20__.

                                                          ____________________________
                                                          Name:
                                                          Title:

* to be signed by the  senior  officer  in charge of the  servicing  functions  of the  Master
Servicer

                                                                             EXHIBIT T-2

                    FORM OF BACK-UP CERTIFICATE TO FORM 10-K CERTIFICATION

        The undersigned, a Responsible Officer of [______________] (the "Trustee") certifies that:

1.      The Trustee has performed all of the duties  specifically  required to be performed by it pursuant to the provisions of the Pooling and Servicing  Agreement dated as of June
        1, 2005 (the "Agreement") by and among Residential  Asset Securities  Corporation,  as depositor,  Residential Funding  Corporation,  as master servicer,  and the Trustee in accordance with the standards set forth therein.

2.      Based on my  knowledge,  the list of  Certificateholders  as shown on the  Certificate
        Register as of the end of each calendar year that is provided by the Trustee  pursuant to  Section 4.03(e)(I)  of the  Agreement  is accurate as of the last day of the 20[ ]
        calendar year.

        Capitalized  terms used and not  defined  herein  shall have the  meanings  given such terms in the Agreement.

        IN WITNESS WHEREOF, I have duly executed this certificate as of _________, 20__.

                                                          ____________________________
                                                          Name:
                                                          Title:

                                                                                    EXHIBIT U

     INFORMATION TO BE PROVIDED BY THE MASTER SERVICER TO THE RATING AGENCIES RELATING TO
                              REPORTABLE MODIFIED MORTGAGE LOANS

Account number
Transaction Identifier
Unpaid Principal Balance prior to Modification
Next Due Date
Monthly Principal and Interest Payment
Total Servicing Advances
Current Interest Rate
Original Maturity Date
Original Term to Maturity (Months)
Remaining Term to Maturity (Months)
Trial Modification Indicator
Mortgagor Equity Contribution
Total Servicer Advances
Trial Modification Term (Months)
Trial Modification Start Date
Trial Modification End Date
Trial Modification Period Principal and Interest Payment
Trial Modification Interest Rate
Trial Modification Term
Rate Reduction Indicator
Interest Rate Post Modification
Rate Reduction Start Date
Rate Reduction End Date
Rate Reduction Term
Term Modified Indicator
Modified Amortization Period
Modified Final Maturity Date
Total Advances Written Off
Unpaid Principal Balance Written Off
Other Past Due Amounts Written Off
Write Off Date
Unpaid Principal Balance Post Write Off
Capitalization Indicator
Mortgagor Contribution
Total Capitalized Amount
Modification Close Date
Unpaid Principal Balance Post Capitalization Modification
Next Payment Due Date per Modification Plan
Principal and Interest Payment Post Modification
Interest Rate Post Modification
Payment Made Post Capitalization
Delinquency Status to Modification Plan